    As filed with the Securities and Exchange Commission on November 20, 2002

                                                      1933 Act Reg. No. 33-39519
                                                      1940 Act Reg. No. 811-5686

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             ---
         Pre-Effective Amendment No.                                          X
                                     ----                                    ---

         Post-Effective Amendment No. 21
                                     ----


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---

         Amendment No.  25                                                    X
                       ----                                                  ---


                        (Check appropriate box or boxes.)

                         AIM INVESTMENT SECURITIES FUNDS
                         -------------------------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


         Stephen Rimes, Esquire           Martha J. Hays, Esquire

         A I M Advisors, Inc.             Ballard Spahr Andrews & Ingersoll, LLP
         11 Greenway Plaza, Suite 100     1735 Market Street, 51st Floor
         Houston, Texas  77046            Philadelphia, Pennsylvania 19103-7599

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)

             immediately upon filing pursuant to paragraph (b)
         ---

          X  on November 30, 2002 pursuant to paragraph (b)
         ---

             60 days after filing pursuant to paragraph (a)(i)
         ---

             on (date) pursuant to paragraph (a)(i)
         ---


             75 days after filing pursuant to paragraph a(ii)
         ---

             on (date) pursuant to paragraph (a)(ii) of rule 485.
         ---
If appropriate, check the following box:

             this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

      AIM HIGH YIELD FUND
      --------------------------------------------------------------------------

      AIM High Yield Fund seeks to achieve a high level of current income.

                                                     AIM--Registered Trademark--
PROSPECTUS

DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       2
-----------------------------------------------

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
-----------------------------------------------

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
-----------------------------------------------

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             5
-----------------------------------------------

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-5

Exchanging Shares                           A-8

Pricing of Shares                          A-10

Taxes                                      A-10

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.



No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The fund will attempt to achieve its objective by investing primarily in publicly traded non-investment grade securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


  The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



  Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                          ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1992....................................   18.34%
1993....................................   18.40%
1994....................................   -1.68%
1995....................................   16.86%
1996....................................   15.44%
1997....................................   12.52%
1998....................................   -5.10%
1999....................................    2.08%
2000....................................  -23.81%
2001....................................   -3.59%



  The Class A shares' year-to-date total return as of September 30, 2002 was -15.16%.



  During the periods shown in the bar chart, the highest quarterly return was 8.76% (quarter ended March 31, 1992) and the lowest quarterly return was -13.88% (quarter ended December 31, 2001).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


                                      AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------
(for the periods ended                                                              SINCE     INCEPTION
December 31, 2001)                                  1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)      DATE
---------------------------------------------------------------------------------------------------------
Class A
  Return Before Taxes                                (8.15)%  (5.27)%     3.55%        --      07/11/78
  Return After Taxes on Distributions               (12.39)   (9.15)     (0.53)        --
  Return After Taxes on Distributions and Sale
     of Fund Shares                                  (4.88)   (5.55)      1.16         --
Class B
  Return Before Taxes                                (8.55)   (5.30)        --       0.49%     09/01/93
Class C
  Return Before Taxes                                (5.36)      --         --      (7.18)     08/04/97
---------------------------------------------------------------------------------------------------------
Lehman Bros. High Yield Index(2)                      5.28     3.11       7.58
(reflects no deduction for fees, expenses, or
  taxes)
---------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.


(2) The Lehman Bros. High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-----------------------------------------------------------------------------
(fees paid directly from
your investment)                               CLASS A     CLASS B   CLASS C
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)             4.75%        None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)      None(1,2)    5.00%      1.00%
-----------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                            CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------
Management Fees                               0.52%     0.52%     0.52%

Distribution and/or Service (12b-1) Fees      0.25      1.00      1.00

Other Expenses                                0.30      0.30      0.30

Total Annual Fund Operating Expenses          1.07      1.82      1.82
------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $579     $799     $1,037     $1,719
Class B            685      873      1,185      1,940
Class C            285      573        985      2,137
------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $579     $799     $1,037     $1,719
Class B            185      573        985      1,940
Class C            185      573        985      2,137
------------------------------------------------------


                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.52% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.


  They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM High Yield Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares any dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                CLASS A
                                             ------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                              YEAR ENDED JULY 31,        THROUGH             YEAR ENDED DECEMBER 31,
                                             -----------------------     JULY 31,     --------------------------------------
                                               2002           2001          2000          1999          1998          1997
                                             --------       --------    ----------    ----------    ----------    ----------
Net asset value, beginning of period         $   4.92       $   7.00    $     8.07    $      8.77   $    10.16    $     9.88
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.49(a)        0.68          0.47           0.85         0.92          0.90
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (1.19)         (2.03)        (1.03)         (0.66)       (1.40)         0.28
============================================================================================================================
    Total from investment operations            (0.70)         (1.35)        (0.56)          0.19        (0.48)         1.18
============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.52)         (0.69)        (0.49)         (0.87)       (0.91)        (0.90)
----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          (0.03)        (0.02)         (0.02)          --            --
----------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                         --          (0.01)           --             --           --            --
============================================================================================================================
    Total distributions                         (0.52)         (0.73)        (0.51)         (0.89)       (0.91)        (0.90)
============================================================================================================================
Net asset value, end of period               $   3.70       $   4.92    $     7.00     $     8.07   $     8.77    $    10.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                (15.36)%       (19.98)%       (7.12)%         2.21%       (5.10)%       12.52%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $417,974       $683,845    $1,056,453     $1,364,502   $1,670,863    $1,786,352
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets          1.07%(c)       0.99%         0.93%(d)       0.92%        0.85%         0.90%
============================================================================================================================
Ratio of net investment income to average
  net assets                                    11.15%(a)(c)   11.98%        10.79%(d)      10.06%        9.45%         9.08%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                            59%            55%           23%            79%          76%           80%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Does not include sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $591,471,201.


(d)  Annualized.

                             ---------------------

                              AIM HIGH YIELD FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                CLASS B
                                             ------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                              YEAR ENDED JULY 31,        THROUGH             YEAR ENDED DECEMBER 31,
                                             -----------------------     JULY 31,     --------------------------------------
                                               2002           2001         2000          1999          1998          1997
                                             --------       --------    ----------    ----------    ----------    ----------
Net asset value, beginning of period         $   4.93       $   7.01    $     8.07    $     8.76    $    10.16    $     9.88
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.45(a)        0.64          0.44          0.79          0.84          0.83
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (1.18)         (2.03)        (1.03)        (0.66)        (1.40)         0.28
============================================================================================================================
    Total from investment operations            (0.73)         (1.39)        (0.59)         0.13         (0.56)         1.11
============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.49)         (0.65)        (0.45)        (0.80)        (0.84)        (0.83)
----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          (0.03)        (0.02)        (0.02)           --            --
----------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                         --          (0.01)           --            --            --            --
============================================================================================================================
    Total distributions                         (0.49)         (0.69)        (0.47)        (0.82)        (0.84)        (0.83)
============================================================================================================================
Net asset value, end of period               $   3.71       $   4.93    $     7.01    $     8.07    $     8.76    $    10.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                (15.99)%       (20.60)%       (7.49)%        1.46%        (5.90)%       11.71%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $469,408       $756,704    $1,206,737    $1,559,864    $1,820,899    $1,647,801
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets          1.82%(c)       1.75%         1.69%(d)      1.68%         1.61%         1.65%
============================================================================================================================
Ratio of net investment income to average
  net assets                                    10.40%(a)(c)   11.22%        10.03%(d)      9.30%         8.69%         8.33%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                            59%            55%           23%           79%           76%           80%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $653,946,081.


(d)  Annualized.

                             ---------------------

                              AIM HIGH YIELD FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                CLASS C
                                              ----------------------------------------------------------------------------
                                                                                                            AUGUST 4, 1997
                                                                                                             (DATE SALES
                                                                        JANUARY 1,         YEAR ENDED           COMMENCED)
                                                YEAR ENDED JULY 31,      THROUGH          DECEMBER 31,           THROUGH
                                              ----------------------     JULY 31,     --------------------     DECEMBER 31,
                                               2002           2001         2000         1999        1998           1997
                                              -------        -------    ----------    --------    --------    --------------
Net asset value, beginning of period          $  4.92        $  6.99     $   8.05     $   8.74    $  10.14       $ 10.04
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.45(a)        0.65         0.44         0.78        0.82(b)       0.35
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (1.18)         (2.03)       (1.03)       (0.65)      (1.38)         0.10
============================================================================================================================
    Total from investment operations            (0.73)         (1.38)       (0.59)        0.13       (0.56)         0.45
============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.49)         (0.65)       (0.45)       (0.80)      (0.84)        (0.35)
----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          (0.03)       (0.02)       (0.02)         --            --
----------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                         --          (0.01)          --           --          --            --
============================================================================================================================
    Total distributions                         (0.49)         (0.69)       (0.47)       (0.82)      (0.84)        (0.35)
============================================================================================================================
Net asset value, end of period                $  3.70        $  4.92     $   6.99     $   8.05    $   8.74       $ 10.14

____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                (16.02)%       (20.52)%      (7.51)%       1.46%      (5.92)%        4.49%

____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $50,060        $81,871     $110,297     $129,675    $113,246       $26,177
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets          1.82%(d)       1.75%        1.69%(e)     1.68%       1.61%         1.68%(e)
============================================================================================================================
Ratio of net investment income to average
  net assets                                    10.40%(a)(d)   11.22%       10.03%(e)     9.30%       8.69%         8.30%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                            59%            55%          23%          79%         76%           80%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $68,328,710.


(e)  Annualized

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P. O. Box 4739
                             Houston, TX 77046-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM High Yield Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]     www.aimfunds.com  HYI-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM HIGH YIELD FUND II
      --------------------------------------------------------------------------

      AIM High Yield Fund II seeks to achieve a high level of current income.

                                                     AIM--Registered Trademark--
      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     An investment in the fund:
                                           - is not FDIC insured;
                                           - may lose value; and
                                           - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       2
-----------------------------------------------

Annual Total Returns                          2

Performance Table                             2
-----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                 3
-----------------------------------------------

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
-----------------------------------------------

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4
-----------------------------------------------

Sales Charges                                 4

Dividends and Distributions                   4

FINANCIAL HIGHLIGHTS                          5
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-5

Exchanging Shares                           A-8

Pricing of Shares                          A-10

Taxes                                      A-10

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The fund will attempt to achieve its objective by investing primarily in publicly traded non-investment grade debt securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


  The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services. The fund will invest principally in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Rating Services, or deemed by the portfolio managers to be of comparable quality. The fund may invest up to 15% of its net assets in equity securities. The fund also may invest up to 25% of its total assets in foreign securities, including up to 10% of the fund's total assets in securities of issuers located in developing markets, i.e., those that are in the initial stages of their industrial cycles. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



  Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of capital growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                          ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1999....................................   19.88%
2000....................................  -19.02%
2001....................................   -5.13%



  The Class A shares' year-to-date total return as of September 30, 2002 was -17.84%



  During the period shown in the bar chart, the highest quarterly return was 7.94% (quarter ended December 31, 1999) and the lowest quarterly return was -12.07% (quarter ended December 31, 2000).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
(for the periods ended                                                    SINCE     INCEPTION
December 31, 2001)                                            1 YEAR   INCEPTION      DATE
-----------------------------------------------------------------------------------------------
Class A
  Return Before Taxes                                          (9.60)%    (1.51)%    09/30/98
  Return After Taxes on Distributions                         (13.51)     (5.89)
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                    (5.76)     (3.06)
Class B
  Return Before Taxes                                          (9.99)     (3.74)     11/20/98
Class C
Return Before Taxes                                            (6.73)     (3.11)     11/20/98
-----------------------------------------------------------------------------------------------
Lehman Bros. High Yield Index(1)                                5.28       1.11(1)   09/30/98(1)
(reflects no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) The Lehman Bros. High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------
(fees paid directly from
your investment)                              CLASS A    CLASS B   CLASS C
--------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)            4.75%       None     None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)     None(1,2)   5.00%    1.00%
--------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                            CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------
Management Fees                               0.63%     0.63%     0.63%

Distribution and/or Service (12b-1) Fees      0.25      1.00      1.00

Other Expenses                                0.42      0.42      0.42

Total Annual Fund Operating Expenses          1.30      2.05      2.05
------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $601     $868     $1,154     $1,968
Class B            708      943      1,303      2,187
Class C            308      643      1,103      2,379
------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $601     $868     $1,154     $1,968
Class B            208      643      1,103      2,187
Class C            208      643      1,103      2,379
------------------------------------------------------


                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal period ended July 31, 2002, the advisor received compensation of 0.63% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.


  They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM High Yield Fund II are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                        CLASS A
                                                                -------------------------------------------------------
                                                                                                     SEPTEMBER 30, 1998
                                                                                                      (DATE OPERATIONS
                                                                       YEAR ENDED JULY 31,               COMMENCED)
                                                                ---------------------------------     THROUGH JULY 31,
                                                                 2002           2001       2000             1999
                                                                -------        -------    -------    ------------------
Net asset value, beginning of period                            $  7.31        $ 10.02    $ 11.25         $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.67(a)        0.97       1.12            0.90
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.85)         (2.65)     (1.00)           1.26
=======================================================================================================================
    Total from investment operations                              (1.18)         (1.68)      0.12            2.16
=======================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.70)         (0.98)     (1.12)          (0.90)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             --      (0.23)          (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                   --          (0.02)        --              --
-----------------------------------------------------------------------------------------------------------------------
  Return of capital                                               (0.02)         (0.03)        --              --
=======================================================================================================================
    Total distributions                                           (0.72)         (1.03)     (1.35)          (0.91)
=======================================================================================================================
Net asset value, end of period                                  $  5.41        $  7.31    $ 10.02         $ 11.25
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  (17.36)%       (17.54)%     0.77%          22.39%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $31,443        $48,214    $59,932         $34,992
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.30%(c)       1.02%      1.00%           1.00%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.30%(c)       1.19%      1.25%           1.58%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of net investment income to average net assets              10.31%(a)(c)   11.45%     10.51%           9.74%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                              71%            73%        94%            223%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have remained the same, and the ratio of net investment income to average net assets would have been 10.36%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Does not include sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $41,316,101.


(d)  Annualized.

                             ----------------------

                             AIM HIGH YIELD FUND II
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
                                                                ------------------------------------------------------
                                                                                                     NOVEMBER 20, 1998
                                                                                                        (DATE SALES
                                                                       YEAR ENDED JULY 31,              COMMENCED)
                                                                ---------------------------------    THROUGH JULY 31,
                                                                 2002           2001       2000            1999
                                                                -------        -------    -------    -----------------
Net asset value, beginning of period                            $  7.31        $ 10.00    $ 11.23         $ 10.59
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.62(a)        0.91       1.03            0.68
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.85)         (2.65)     (1.00)           0.65
======================================================================================================================
    Total from investment operations                              (1.23)         (1.74)      0.03            1.33
======================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.65)         (0.90)     (1.03)          (0.68)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             --      (0.23)          (0.01)
----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                   --          (0.02)        --              --
----------------------------------------------------------------------------------------------------------------------
  Return of capital                                               (0.02)         (0.03)        --              --
======================================================================================================================
    Total distributions                                           (0.67)         (0.95)     (1.26)          (0.69)
======================================================================================================================
Net asset value, end of period                                  $  5.41        $  7.31    $ 10.00         $ 11.23
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (18.03)%       (18.09)%    (0.03)%         13.03%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $41,105        $60,441    $67,140         $20,994
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.05%(c)       1.78%      1.75%           1.75%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.05%(c)       1.95%      2.00%           2.33%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income to average net assets               9.56%(a)(c)   10.69%      9.76%           8.99%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                              71%            73%        94%            223%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $54,312,406.


(d)  Annualized.

                             ----------------------

                             AIM HIGH YIELD FUND II
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                       CLASS C
                                                                ------------------------------------------------------
                                                                                                     NOVEMBER 20, 1998
                                                                                                        (DATE SALES
                                                                       YEAR ENDED JULY 31,              COMMENCED)
                                                                ---------------------------------    THROUGH JULY 31,
                                                                 2002           2001       2000            1999
                                                                -------        -------    -------    -----------------
Net asset value, beginning of period                            $  7.31        $ 10.00    $ 11.22         $10.59
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.62(a)        0.91       1.03           0.68
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.85)         (2.65)     (0.99)          0.64
======================================================================================================================
    Total from investment operations                              (1.23)         (1.74)      0.04           1.32
======================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.65)         (0.90)     (1.03)         (0.68)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             --      (0.23)         (0.01)
----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                   --          (0.02)        --             --
----------------------------------------------------------------------------------------------------------------------
  Return of capital                                               (0.02)         (0.03)        --             --
======================================================================================================================
    Total distributions                                           (0.67)         (0.95)     (1.26)         (0.69)
======================================================================================================================
Net asset value, end of period                                  $  5.41        $  7.31    $ 10.00         $11.22
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (18.03)%       (18.08)%     0.08%         12.93%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 9,269        $13,860    $11,471         $3,139
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.05%(c)       1.78%      1.75%          1.75%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.05%(c)       1.95%      2.00%          2.33%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income to average net assets               9.56%(a)(c)   10.69%      9.76%          8.99%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                              71%            73%        94%           223%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $12,156,570.


(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual
                             or semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM High Yield Fund II
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com  HYI2-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM INCOME FUND
      --------------------------------------------------------------------------

      AIM Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                                ---------------
                                AIM INCOME FUND
                                ---------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------

Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ---------------
                                AIM INCOME FUND
                                ---------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund will attempt to achieve its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bonds," and unrated debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    Compared to higher-quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ---------------
                                AIM INCOME FUND
                                ---------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................   7.28%
1993...................................................................  15.38%
1994...................................................................  -7.65%
1995...................................................................  22.77%
1996...................................................................   8.58%
1997...................................................................  11.92%
1998...................................................................   4.94%
1999...................................................................  -2.92%
2000...................................................................  -1.14%
2001...................................................................   3.58%



    The Class A share's year-to-date total return as of September 30, 2002 was -0.57%.



    During the periods shown in the bar chart, the highest quarterly return was 6.92% (quarter ended March 31, 1993) and the lowest quarterly return was -5.88% (quarter ended March 31, 1994).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                   SINCE       INCEPTION
December 31, 2001)      1 YEAR    5 YEARS   10 YEARS  INCEPTION(1)     DATE
-------------------------------------------------------------------------------
Class A                                                              05/03/68
  Return Before Taxes    (1.39)%    2.15%    5.42%         --
  Return After Taxes
     on Distributions    (4.02)    (0.59)    2.52          --
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares              (0.85)     0.39     2.93          --
Class B                                                              09/07/93
  Return Before Taxes    (1.93)     2.05       --        3.41%
Class C                                                              08/04/97
  Return Before Taxes     1.94        --       --        1.39
Class R(3)                                                           05/03/68(3)
  Return Before Taxes     3.32      2.89     5.67
-------------------------------------------------------------------------------
Lehman Bros. Aggregate
  Bond Index(2)           8.44      7.43     7.23
  (reflects no
     deduction for
     fees, expenses,
     or taxes)
-------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Lehman Bros. Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from
your investment)                         CLASS A   CLASS B  CLASS C   CLASS R
-------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering price)             4.75%      None    None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)      None(1,2)  5.00%   1.00%      None(3)
-------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.43%     0.43%     0.43%     0.43%

Distribution and/or Service (12b-1) Fees    0.25      1.00      1.00      0.50

Other Expenses                              0.28      0.28      0.28      0.28

Total Annual Fund Operating Expenses        0.96      1.71      1.71      1.21
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(4) There is no guarantee that actual expenses will be the same as those shown in the table.



You may also be charged a transaction or other fee by the financial institution managing your account.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $568     $766     $  981     $1,597
Class B                                      674      839      1,128      1,821
Class C                                      274      539        928      2,019
Class R                                      123      384        665      1,466
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $568     $766      $981      $1,597
Class B                                      174      539       928       1,821
Class C                                      174      539       928       2,019
Class R                                      123      384       665       1,466
--------------------------------------------------------------------------------

                                ---------------
                                AIM INCOME FUND
                                ---------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.43% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1992.


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.


- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.



They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.




                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                    YEAR ENDED JULY 31,          THROUGH            YEAR ENDED DECEMBER 31,
                                                 --------------------------     JULY 31,       ----------------------------------
                                                   2002              2001         2000           1999         1998         1997
                                                 --------          --------     ----------     --------     --------     --------
Net asset value, beginning of period             $   6.91          $   7.14      $   7.59      $   8.38     $   8.57     $   8.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.44(a)(b)        0.53          0.34          0.57         0.57         0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.70)            (0.23)        (0.47)        (0.81)       (0.16)        0.39
=================================================================================================================================
    Total from investment operations                (0.26)             0.30         (0.13)        (0.24)        0.41         0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.43)            (0.51)        (0.25)        (0.55)       (0.55)       (0.52)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --                --            --            --        (0.05)       (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                 (0.02)            (0.02)        (0.07)           --           --           --
=================================================================================================================================
    Total distributions                             (0.45)            (0.53)        (0.32)        (0.55)       (0.60)       (0.61)
=================================================================================================================================
Net asset value, end of period                   $   6.20          $   6.91      $   7.14      $   7.59     $   8.38     $   8.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     (4.05)%            4.42%        (1.70)%       (2.92)%       4.94%       11.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $281,966          $346,967      $346,482      $393,414     $399,701     $340,608
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              0.96%(d)          0.95%         0.97%(e)      0.91%        0.91%        0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             6.57%(a)(d)       7.57%         8.03%(e)      7.11%        6.69%        6.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                70%               83%           43%           78%          41%          54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not deduct sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $319,071,550.


(e)  Annualized.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                          YEAR ENDED JULY 31,       THROUGH          YEAR ENDED DECEMBER 31,
                                                        -----------------------    JULY 31,      --------------------------------
                                                          2002           2001        2000          1999        1998        1997
                                                        --------       --------    ----------    --------    --------    --------
Net asset value, beginning of period                    $   6.92       $   7.14     $   7.58     $   8.37    $   8.55    $   8.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.39(a)(b)     0.48         0.31         0.50        0.50        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.70)         (0.23)       (0.47)       (0.80)      (0.15)       0.38
=================================================================================================================================
    Total from investment operations                       (0.31)          0.25        (0.16)       (0.30)       0.35        0.86
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.38)         (0.45)       (0.21)       (0.49)      (0.48)      (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --           --           --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                        (0.02)         (0.02)       (0.07)          --          --          --
=================================================================================================================================
    Total distributions                                    (0.40)         (0.47)       (0.28)       (0.49)      (0.53)      (0.54)
=================================================================================================================================
Net asset value, end of period                          $   6.21       $   6.92     $   7.14     $   7.58    $   8.37    $   8.55
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (4.76)%         3.67%       (2.09)%      (3.72)%      4.20%      10.89%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $216,710       $237,118     $213,926     $244,713    $219,033    $125,871
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     1.71%(d)       1.71%        1.73%(e)     1.66%       1.66%       1.69%
=================================================================================================================================
Ratio of net investment income to average net assets        5.82%(a)(d)    6.81%        7.28%(e)     6.36%       5.94%       5.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       70%            83%          43%          78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $236,187,889.


(e)  Annualized.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                        JANUARY 1,         YEAR ENDED             (DATE SALES
                                             YEAR ENDED JULY 31,         THROUGH           DECEMBER 31,         COMMENCED) THROUGH
                                           ------------------------      JULY 31,      -------------------         DECEMBER 31,
                                            2002             2001         2000          1999        1998               1997
                                           -------          -------     ----------     -------     -------     ------------------
Net asset value, beginning of period       $  6.91          $  7.13      $  7.57       $  8.36     $  8.54           $ 8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.39(a)(b)       0.48         0.31          0.50        0.50             0.19
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  (0.71)           (0.23)       (0.47)        (0.80)      (0.15)            0.22
=================================================================================================================================
   Total from investment operations          (0.32)            0.25        (0.16)        (0.30)       0.35             0.41
=================================================================================================================================
Less distributions:
 Dividends from net investment income        (0.38)           (0.45)       (0.21)        (0.49)      (0.48)           (0.16)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains          --               --           --            --       (0.05)           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 Return of capital                           (0.02)           (0.02)       (0.07)           --          --               --
=================================================================================================================================
   Total distributions                       (0.40)           (0.47)       (0.28)        (0.49)      (0.53)           (0.25)
=================================================================================================================================
Net asset value, end of period             $  6.19          $  6.91      $  7.13       $  7.57     $  8.36           $ 8.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              (4.92)%           3.68%       (2.09)%       (3.71)%      4.21%            4.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $37,769          $44,216      $26,821       $28,202     $19,332           $2,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.71%(d)         1.71%        1.73%(e)      1.66%       1.66%            1.69%(d)
=================================================================================================================================
Ratio of net investment income to average
 net assets                                   5.82%(a)(d)      6.81%        7.28%(e)      6.36%       5.94%            5.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         70%              83%          43%           78%         41%              54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $43,187,491.


(e)  Annualized.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                   CLASS R
                                                              ------------------
                                                                 JUNE 3, 2002
                                                                 (DATE SALES
                                                              COMMENCED) THROUGH
                                                                 JULY 31, 2002
                                                              ------------------
Net asset value, beginning of period                                $ 6.53
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.06(a)(b)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.32)
================================================================================
    Total from investment operations                                 (0.26)
================================================================================
Less distributions:
  Dividends from net investment income                               (0.05)
--------------------------------------------------------------------------------
  Return of capital                                                  (0.02)
================================================================================
    Total distributions                                              (0.07)
================================================================================
Net asset value, end of period                                      $ 6.20
________________________________________________________________________________
================================================================================
Total return(c)                                                      (4.01)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   10
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets                               1.21%(d)
================================================================================
Ratio of net investment income to average net assets                  6.32%(a)(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                 70%
________________________________________________________________________________
================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c)  Not annualized for periods less than one year.


(d)  Ratios are annualized and based on average daily net assets of $9,857.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                                ---------------
                                AIM INCOME FUND
                                ---------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Income Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   INC-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM INTERMEDIATE
      GOVERNMENT FUND
      --------------------------------------------------------------------------

      AIM Intermediate Government Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about Class A, B, C and R
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------

Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------


The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.



    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund will maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years. The fund invests primarily in fixed-rate securities such as high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their reasonable concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing a security may default or otherwise be unable to honor a financial obligation.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................   6.26%
1993...................................................................   7.07%
1994...................................................................  -3.44%
1995...................................................................  16.28%
1996...................................................................   2.35%
1997...................................................................   9.07%
1998...................................................................   8.17%
1999...................................................................  -1.87%
2000...................................................................   9.37%
2001...................................................................   6.11%



    The Class A share's year-to-date total return as of September 30, 2002 was 9.00%.



    During the periods shown in the bar chart, the highest quarterly return was 5.49% (quarter ended June 30, 1995) and the lowest quarterly return was -2.92% (quarter ended March 31, 1994).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                   SINCE      INCEPTION
December 31, 2001)   1 YEAR    5 YEARS    10 YEARS    INCEPTION(1)    DATE
--------------------------------------------------------------------------------
Class A                                                              04/28/87
  Return Before
     Taxes             1.07%     5.07%      5.28%          --
  Return After Taxes
     on
     Distributions    (1.07)     2.48       2.60           --
  Return After Taxes
     on
     Distributions
     and Sale of
     Fund Shares       0.63      2.73       2.85           --
Class B                                                              09/07/93
  Return Before
     Taxes             0.40      4.97         --         4.55%
Class C                                                              08/04/97
  Return Before
     Taxes             4.42        --         --         4.99
Class R(3)                                                           04/28/87(3)
  Return Before
     Taxes             5.85      5.82       5.53           --
--------------------------------------------------------------------------------
Lehman Bros.
  Intermediate
  Government Bond
  Index(2)             8.42      7.06       6.65
(reflects no
  deduction for
  fees, expenses, or
  taxes)
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Lehman Bros. Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
----------------------------------------------------------------------------------
(fees paid directly from
your investment)                            CLASS A   CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases (as a
percentage of offering price)               4.75%      None     None       None

Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price
or redemption proceeds, whichever is
less)                                       None(1,2)  5.00%    1.00%      None(3)
----------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.40%     0.40%     0.40%     0.40%

Distribution and/or Service (12b-1) Fees    0.25      1.00      1.00      0.50

Other Expenses                              0.25      0.25      0.25      0.25

Interest                                    0.04      0.04      0.04      0.04

Total Other Expenses                        0.29      0.29      0.29      0.29

Total Annual Fund Operating Expenses        0.94      1.69      1.69      1.19
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(4) There is no guarantee that actual expenses will be the same as those shown in the table.



You may also be charged a transaction or other fee by the financial institution managing your account.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $566     $760     $  970     $1,575
Class B                                      672      833      1,118      1,799
Class C                                      272      533        918      1,998
Class R                                      121      378        654      1,443
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $566     $760      $970      $1,575
Class B                                      172      533       918       1,799
Class C                                      172      533       918       1,998
Class R                                      121      378       654       1,443
--------------------------------------------------------------------------------

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.40% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are



- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. Prior to 1998, he was a full time student.



- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.



    More information on the fund's management team may be found on our website (http://www.aimfunds.com).


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Intermediate Government Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.




                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                         YEAR ENDED JULY 31,        THROUGH          YEAR ENDED DECEMBER 31,
                                                       ------------------------     JULY 31,     --------------------------------
                                                         2002          2001           2000         1999        1998        1997
                                                       --------      ----------    ----------    --------    --------    --------
Net asset value, beginning of period                   $   9.08       $   8.77      $   8.80     $   9.58    $   9.46    $   9.28
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.43(a)        0.50(b)       0.34         0.60        0.62        0.63
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.23           0.35         (0.03)       (0.78)       0.13        0.18
=================================================================================================================================
    Total from investment operations                       0.66           0.85          0.31        (0.18)       0.75        0.81
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.46)         (0.54)        (0.34)       (0.60)      (0.63)      (0.61)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --             --            --           --          --       (0.02)
=================================================================================================================================
    Total distributions                                   (0.46)         (0.54)        (0.34)       (0.60)      (0.63)      (0.63)
=================================================================================================================================
Net asset value, end of period                         $   9.28       $   9.08      $   8.77     $   8.80    $   9.58    $   9.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            7.39%          9.91%         3.55%       (1.87)%      8.17%       9.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $473,104       $302,391      $221,636     $238,957    $245,613    $167,427
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense)                                        0.94%(d)       1.32%         1.25%(e)     1.08%       1.20%       1.11%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense)                                        0.90%(d)       0.93%         0.98%(e)     0.89%       0.96%       1.00%
=================================================================================================================================
Ratio of net investment income to average net assets       4.58%(a)(d)    5.61%         6.61%(e)     6.60%       6.43%       6.77%
=================================================================================================================================
Ratio of interest expense to average net assets            0.04%(d)       0.39%         0.27%(e)     0.19%       0.24%       0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     146%           194%           65%         141%        147%         99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses adjustments to net investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.

(c) Does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $365,466,933.

(e)  Annualized.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                                          YEAR ENDED JULY 31,        THROUGH          YEAR ENDED DECEMBER 31,
                                                        ------------------------    JULY 31,      -------------------------------
                                                          2002          2001          2000          1999        1998       1997
                                                        --------      ----------    ----------    --------    --------    -------
Net asset value, beginning of period                    $   9.11       $   8.79      $   8.82     $   9.59    $   9.46    $  9.28
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.37(a)        0.44(b)       0.30         0.53        0.55       0.56
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.22           0.35         (0.04)       (0.77)       0.13       0.17
=================================================================================================================================
    Total from investment operations                        0.59           0.79          0.26        (0.24)       0.68       0.73
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.39)         (0.47)        (0.29)       (0.53)      (0.55)     (0.53)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                           --             --            --           --          --      (0.02)
=================================================================================================================================
    Total distributions                                    (0.39)         (0.47)        (0.29)       (0.53)      (0.55)     (0.55)
=================================================================================================================================
Net asset value, end of period                          $   9.31       $   9.11      $   8.79     $   8.82    $   9.59    $  9.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             6.58%          9.17%         3.05%       (2.56)%      7.40%      8.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $613,306       $269,677      $177,032     $228,832    $237,919    $89,265
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense)                                         1.69%(d)       2.08%         2.01%(e)     1.85%       1.96%      1.87%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense)                                         1.65%(d)       1.69%         1.74%(e)     1.66%       1.72%      1.76%
=================================================================================================================================
Ratio of net investment income to average net assets        3.83%(a)(d)    4.85%         5.85%(e)     5.83%       5.68%      6.01%
=================================================================================================================================
Ratio of interest expense to average net assets             0.04%(d)       0.39%         0.27%(e)     0.19%       0.24%      0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      146%           194%           65%         141%        147%        99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses as adjustments to net investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.

(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $374,430,725.

(e)  Annualized.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                           JANUARY 1,        YEAR ENDED           (DATE SALES
                                                 YEAR ENDED JULY 31,       THROUGH          DECEMBER 31,       COMMENCED) THROUGH
                                               ------------------------    JULY 31,      ------------------       DECEMBER 31,
                                                 2002          2001          2000         1999       1998             1997
                                               --------      ----------    ----------    -------    -------    ------------------
Net asset value, beginning of period           $   9.08       $  8.77       $  8.79      $  9.56    $  9.44          $ 9.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.37(a)       0.44(b)       0.30         0.53       0.56            0.24
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.21          0.34         (0.03)       (0.77)      0.11            0.10
=================================================================================================================================
    Total from investment operations               0.58          0.78          0.27        (0.24)      0.67            0.34
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.39)        (0.47)        (0.29)       (0.53)     (0.55)          (0.22)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --            --            --           --         --           (0.01)
=================================================================================================================================
    Total distributions                           (0.39)        (0.47)        (0.29)       (0.53)     (0.55)          (0.23)
=================================================================================================================================
Net asset value, end of period                 $   9.27       $  9.08       $  8.77      $  8.79    $  9.56          $ 9.44
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    6.48%         9.08%         3.18%       (2.57)%     7.31%           3.64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $127,114       $59,915       $34,206      $39,011    $38,026          $1,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                     1.69%(d)      2.08%         2.01%(e)     1.85%      1.96%           1.87%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                     1.65%(d)      1.69%         1.74%(e)     1.66%      1.72%           1.76%(e)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                           3.83%(a)(d)   4.85%         5.85%(e)     5.83%      5.68%           6.01%(e)
=================================================================================================================================
Ratio of interest expense to average net
  assets                                           0.04%(e)      0.39%         0.27%(e)     0.19%      0.24%           0.11%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             146%          194%           65%         141%       147%             99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses as adjustments to net investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Calculated using average shares outstanding.

(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d) Ratios are based on average daily net assets of $82,392,196.

(e) Annualized.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                JULY 31, 2002
                                                                -------------
Net asset value, beginning of period                               $ 9.13
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.07(a)
-----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.14
=============================================================================
    Total from investment operations                                 0.21
=============================================================================
Less distributions from net investment income                       (0.07)
-----------------------------------------------------------------------------
Net asset value, end of period                                     $ 9.27
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      2.34%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   34
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                           1.19%(c)
=============================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                           1.15%(c)
=============================================================================
Ratio of net investment income to average net assets                 4.33%(a)(c)
=============================================================================
Ratio of interest expense to average net assets                      0.04%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                               146%
_____________________________________________________________________________
=============================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have remained the same and the ratio of net investment to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $17,017.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77046-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Intermediate Government Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GOV-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM LIMITED MATURITY
      TREASURY FUND

      --------------------------------------------------------------------------

      AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about Class A and Class A3
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


                                     As of the close of business on October 30, 2002, Class A shares were closed to new investors.


      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------

Sales Charges                                        4

Dividends and Distributions                          4

Closure of Class A Shares                            4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



    The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of these factors materially changes.


    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................   5.64%
1993...................................................................   4.45%
1994...................................................................   0.85%
1995...................................................................   9.40%
1996...................................................................   4.73%
1997...................................................................   5.97%
1998...................................................................   6.10%
1999...................................................................   2.64%
2000...................................................................   7.00%
2001...................................................................   7.54%



    The Class A shares' year-to-date total return as of September 30, 2002 was 3.94%.



    During the periods shown in the bar chart, the highest quarterly return was 3.09% (quarter ended September 30, 2001) and the lowest quarterly return was
- 0.20% (quarter ended March 31, 1994).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------
(for the periods ended                                         10      INCEPTION
December 31, 2001)                       1 YEAR    5 YEARS   YEARS        DATE
------------------------------------------------------------------------------------
Class A                                                                  12/15/87
  Return Before Taxes                     6.49%     5.63%      5.30%
  Return After Taxes on Distributions     4.69      3.58       3.26
  Return After Taxes on Distributions
     and Sale of Fund Shares              3.91      3.47       3.23
Class A3(2)                                                              10/31/02
  Return Before Taxes                     7.33      5.63       5.20      12/15/87(2)
------------------------------------------------------------------------------------
Lehman Bros. 1- to 2-Year Government
  Bond Index(1) (reflects no deduction
  for fees, expenses, or taxes)           8.24      6.44       5.95
------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class A3 will vary.
(1) The Lehman Bros. 1- to 2-Year Government Bond Index is an unmanaged index composed of U.S. Agency and Treasury issues with maturities of one to two years.

(2)The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the fund's Class A shares.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from
your investment)                                              CLASS A    CLASS A3
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                            1.00%       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase
price or redemption proceeds, whichever is less)               None(1)     None
---------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                             CLASS A    CLASS A3
---------------------------------------------------------------------------------
Management Fees                                                0.19%       0.19%

Distribution and/or Service (12b-1) Fees                       0.15        0.35

Other Expenses                                                 0.14        0.14(3)

Total Annual Fund
Operating Expenses                                             0.48        0.68
---------------------------------------------------------------------------------


(1) If you have a Class A share account on October 30, 2002 with a balance of $1,000,000 or more consisting of purchases made on or after November 15, 2001 and through October 30, 2002 and you redeem those shares within 12 months of the date of purchase, you may pay a 0.25% contingent deferred sales charge at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Other Expenses for Class A3 shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $149     $252      $366       $698
Class A3                                      69      218       379        847
--------------------------------------------------------------------------------

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.19% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. Prior to 1998, he was a full time student.


- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

More information on the fund's management team may be found on our website (http://www.aimfunds.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Limited Maturity Treasury Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

CLOSURE OF CLASS A SHARES

The fund discontinued public sales of its Class A shares to new investors at the close of business on October 30, 2002.

    Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.




                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002              2001        2000        1999        1998
                                                              --------          --------    --------    --------    --------
Net asset value, beginning of period                          $  10.26          $   9.96    $  10.03    $  10.07    $  10.07
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33(a)           0.52(b)     0.51        0.47        0.53
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27              0.31       (0.07)      (0.04)         --
============================================================================================================================
    Total from investment operations                              0.60              0.83        0.44        0.43        0.53
============================================================================================================================
Less distributions from net investment income                    (0.33)            (0.53)      (0.51)      (0.47)      (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.53          $  10.26    $   9.96    $  10.03    $  10.07
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   5.89%             8.53%       4.50%       4.32%       5.42%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $696,259          $507,799    $300,058    $390,018    $345,355
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.48%(d)          0.56%       0.54%       0.54%       0.54%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income to average net assets              3.12(%)(a)(d)     5.15%       5.07%       4.61%       5.29%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover turnover rate                                   149%              137%        122%        184%        133%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)Calculated using average shares outstanding.


(c)Does not include sales charges.


(d)Ratios are based on average daily net assets of $614,532,639.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request by
                          e-mail or download
                          prospectuses, annual or
                          semiannual reports via our
                          website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------
 AIM Limited Maturity Treasury Fund
 SEC 1940 Act file number: 811-5686
--------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   LTD-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM MONEY MARKET FUND
      --------------------------------------------------------------------------

      AIM Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about the Class B, C and R
                                     shares and AIM Cash Reserve Shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     There can be no assurance that the fund
                                     will be able to maintain a stable net asset value of $1.00 per share.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

OTHER INFORMATION                                    4
------------------------------------------------------

Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies;

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks;

- repurchase agreements;

- commercial paper;

- taxable municipal securities;

- master notes; and

- cash equivalents.


The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.


    [In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.]


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- sharply rising interest rates;

- downgrades of credit ratings or default of any of the fund's holdings;

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's AIM Cash Reserve Shares from year to year. AIM Cash Reserve Shares do not have sales loads.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   3.44%
1995...................................................................   5.04%
1996...................................................................   4.41%
1997...................................................................   4.66%
1998...................................................................   4.62%
1999...................................................................   4.22%
2000...................................................................   5.45%
2001...................................................................   3.21%



    The AIM Cash Reserve Shares' year-to-date total return as of September 30, 2002 was 0.73%.



    During the periods shown in the bar chart, the highest quarterly return was 1.41% (quarters ended September 30, 2000 and December 31, 2000) and the lowest quarterly return was 0.39% (quarter ended December 31, 2001).


PERFORMANCE TABLE

The following performance table reflects the fund's performance over the period indicated. The fund's performance reflects payment of sales loads, if any.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------
(for the periods ended                                        SINCE           INCEPTION
December 31, 2001)               1 YEAR       5 YEARS       INCEPTION            DATE
-------------------------------------------------------------------------------------------
AIM Cash Reserve Shares             3.21%        4.43%           4.33%          10/16/93
Class B                            (2.56)        3.28            3.55           10/16/93
Class C                             1.45           --            3.62           08/04/97
Class R(1)                          2.95         4.17            4.07         10/16/93(1)
-------------------------------------------------------------------------------------------



(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares.



    AIM Cash Reserve Shares', Class B shares' and Class C shares' seven day yields on December 31, 2001, were 1.19%, 0.44% and 0.44%, respectively. For the current seven day yield, call (800) 347-4246.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
                                           AIM CASH
                                           RESERVE
(fees paid directly from your investment)  SHARES     CLASS B   CLASS C   CLASS R
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering price)          None      None      None      None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, whichever
is less)                                     None     5.00%     1.00%      None(1)
---------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------------------------------
(expenses that are                         AIM CASH
deducted from                              RESERVE
fund assets)                               SHARES     CLASS B   CLASS C   CLASS R
---------------------------------------------------------------------------------
Management Fees                              0.53%     0.53%     0.53%     0.53%

Distribution and/or Service (12b-1) Fees     0.25      1.00      1.00      0.50

Other Expenses                               0.23      0.23      0.23      0.23

Total Annual Fund Operating Expenses         1.01      1.76      1.76      1.26
---------------------------------------------------------------------------------



(1) If you are a retirement plan participant, you may pay a 0.75% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(2) There is no guarantee that actual expenses will be the same as those shown in the table.


You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM Cash Reserve Shares                   $103      $322     $  558     $1,236
Class B                                    679       854      1,154      1,875
Class C                                    279       554        954      2,073
Class R                                    128       400        692      1,523
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM Cash Reserve Shares                   $103      $322      $558      $1,236
Class B                                    179       554       954       1,875
Class C                                    179       554       954       2,073
Class R                                    128       400       692       1,523
--------------------------------------------------------------------------------

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.53% of average daily net assets.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchase of Class B and Class C Shares of AIM Money Market Fund are subject to the contingent deferred sales charges listed in the "Shareholder
Information -- Choosing a Share Class" section of this prospectus. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

    In order to earn dividends on a purchase of fund shares on the day of the purchase, the transfer agent must receive payment in federal funds before 12:00 noon Eastern Time on that day. Purchases made by payments in other forms, or payments in federal funds received after 12:00 noon Eastern Time but before the close of the customary trading session of the New York Stock Exchange, will begin to earn dividends on the next business day.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.




                                                                                   CASH RESERVE
                                                  -------------------------------------------------------------------------------
                                                                              JANUARY 1,
                                                    YEAR ENDED JULY 31,        THROUGH             YEAR ENDED DECEMBER 31,
                                                  -----------------------      JULY 31,      ------------------------------------
                                                     2002          2001          2000          1999          1998          1997
                                                  ----------     --------     ----------     --------     ----------     --------
Net asset value, beginning of period              $     1.00     $   1.00      $   1.00      $   1.00     $     1.00     $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.0141       0.0467        0.0300(a)     0.0414         0.0453       0.0456
=================================================================================================================================
Less distributions from net investment income        (0.0141)     (0.0467)      (0.0300)      (0.0414)       (0.0453)     (0.0456)
=================================================================================================================================
Net asset value, end of period                    $     1.00     $   1.00      $   1.00      $   1.00     $     1.00     $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         1.42%        4.77%         3.03%         4.22%          4.62%        4.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $1,121,879     $937,532      $912,042      $989,478     $1,179,072     $344,117
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.01%(c)     1.06%         1.07%(d)      1.04%          0.99%        1.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.40%(c)     4.61%         5.15%(d)      4.16%          4.53%        4.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================


(a) Calculated using average shares outstanding.

(b) Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,094,346,112.

(d) Annualized.



                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                       YEAR ENDED JULY 31,       THROUGH            YEAR ENDED DECEMBER 31,
                                                      ---------------------      JULY 31,      ----------------------------------
                                                        2002         2001          2000          1999         1998         1997
                                                      --------     --------     ----------     --------     --------     --------
Net asset value, beginning of period                  $   1.00     $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.0065       0.0392        0.0256(a)     0.0339       0.0371       0.0378
=================================================================================================================================
Less distributions from net investment income          (0.0065)     (0.0392)      (0.0256)      (0.0339)     (0.0371)     (0.0378)
=================================================================================================================================
Net asset value, end of period                        $   1.00     $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           0.66%        3.99%         2.59%         3.45%        3.78%        3.84%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $717,967     $439,445      $289,327      $404,911     $310,534     $116,058
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.76%(c)     1.81%         1.82%(d)      1.79%        1.81%        1.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets      0.65%(c)     3.86%         4.40%(d)      3.41%        3.71%        3.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================


(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are based on average daily net assets of $523,012,438.

(d) Annualized.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                      JANUARY 1,      YEAR ENDED DECEMBER         (DATES SALES
                                             YEAR ENDED JULY 31,       THROUGH                31,              COMMENCED) THROUGH
                                            ---------------------      JULY 31,      ---------------------        DECEMBER 31,
                                              2002         2001          2000          1999         1998              1997
                                            --------     --------     ----------     --------     --------     ------------------
Net asset value, beginning of period        $   1.00     $   1.00      $   1.00      $   1.00     $   1.00          $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.0065       0.0393        0.0256(a)     0.0339       0.0371            0.0158
=================================================================================================================================
Less distributions from net investment
  income                                     (0.0065)     (0.0393)      (0.0256)      (0.0339)     (0.0371)          (0.0158)
=================================================================================================================================
Net asset value, end of period              $   1.00     $   1.00      $   1.00      $   1.00     $   1.00          $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 0.66%        4.00%         2.59%         3.44%        3.78%             3.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $118,947     $ 86,884      $ 45,457      $ 56,636     $ 27,391          $  8,287
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         1.76%(c)     1.81%         1.82%(d)      1.79%        1.81%             1.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                    0.65%(c)     3.86%         4.40%(d)      3.41%        3.71%             3.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================


(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are based on average daily net assets of $100,210,415.

(d) Annualized.



                                                                      CLASS R
                                                                 ------------------
                                                                    JUNE 3, 2002
                                                                    (DATES SALES
                                                                 COMMENCED) THROUGH
                                                                   JULY 31, 2002
                                                                 ------------------
Net asset value, beginning of period                                  $   1.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.0010
===================================================================================
Less distributions from net investment income                          (0.0010)
===================================================================================
Net asset value, end of period                                        $   1.00
___________________________________________________________________________________
===================================================================================
Total return(a)                                                           0.10%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $     10
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                   1.26%(b)
___________________________________________________________________________________
===================================================================================
Ratio of net investment income to average net assets                      1.15%(b)
___________________________________________________________________________________
===================================================================================



(a) Not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $11,008.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Money Market Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   MKT-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM MUNICIPAL BOND FUND
      --------------------------------------------------------------------------

      AIM Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

                                                     AIM--Registered Trademark--
      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       2
-----------------------------------------------

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
-----------------------------------------------

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
-----------------------------------------------

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4
-----------------------------------------------

Sales Charges                                 4

Dividends and Distributions                   4

Special Tax Information Regarding the Fund    4

FINANCIAL HIGHLIGHTS                          5
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-5

Exchanging Shares                           A-8

Pricing of Shares                          A-10

Taxes                                      A-10

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------


INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. The fund will attempt to achieve its objective by investing primarily in a diversified portfolio of municipal bonds. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.



  The fund attempts to meet its objective by investing, normally, at least 80% of its assets in municipal bond securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Certain types of industrial development bonds, such as private activity bonds, that meet certain standards, are treated as municipal bonds.



  The fund will also invest at least 80% of its total assets in investment-grade municipal securities rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. Other securities meeting certain standards set by the fund are included in this category. The fund may invest up to 20% of its total assets in lower-quality municipal securities, i.e. "junk bonds," or unrated municipal securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



  The portfolio managers focus on municipal securities they believe have favorable prospects for current income consistent with the fund's objective of preservation of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Revenue bonds are generally not backed by the taxing power of the issuing municipality.

  The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

  Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                          ANNUAL
                                           TOTAL
                                          RETURNS
                                          -------
1992....................................   9.10%
1993....................................  11.66%
1994....................................  -3.79%
1995....................................  13.04%
1996....................................   3.90%
1997....................................   7.27%
1998....................................   5.28%
1999....................................  -2.45%
2000....................................   8.63%
2001....................................   3.82%


  The Class A shares' year-to-date total return as of September 30, 2002 was 7.92%.



  During the periods shown in the bar chart, the highest quarterly return was 5.03% (quarter ended June 30, 1992) and the lowest quarterly return was -4.22% (quarter ended March 31, 1994).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


                                AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
(for the periods ended                                               SINCE        INCEPTION
December 31, 2001)                    1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)    DATE
---------------------------------------------------------------------------------------------
Class A                                                                            03/28/77
  Return Before Taxes                 (1.14)%   3.42%      5.00%         --
  Return After Taxes on
    Distributions                     (1.14)    3.41       4.91          --
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             1.18     3.72       5.03          --

Class B                                                                            09/01/93
  Return Before Taxes                 (1.78)    3.34         --        3.65%

Class C                                                                            08/04/97
  Return Before Taxes                  2.06       --         --        3.20

---------------------------------------------------------------------------------------------

Lehman Bros. Municipal Bond Index(2)   5.13     5.98       6.63
(reflects no deduction for fees,
  expenses, or taxes)

---------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.


(2) The Lehman Bros. Municipal Bond Index is a broad-based, total return index comprised of 8000 actual bonds, all of which are investment grade, fixed rate, long term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-------------------------------------------------------------------------
(fees paid directly from
your investment)                              CLASS A    CLASS B  CLASS C
-------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)           4.75%       None     None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)    None(1,2)   5.00%    1.00%
-------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
-----------------------------------------------------------------------
(expenses that are deducted
from fund assets)                           CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------
Management Fees                              0.44%     0.44%     0.44%

Distribution and/or Service (12b-1) Fees     0.25      1.00      1.00

Other Expenses                               0.12      0.12      0.12

Total Annual Fund Operating Expenses         0.81      1.56      1.56
-----------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant, and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $554     $721     $  903     $1,429
Class B            659      793      1,050      1,655
Class C            259      493        850      1,856
------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $554     $721      $903      $1,429
Class B            159      493       850       1,655
Class C            159      493       850       1,856
------------------------------------------------------


                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.44% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1985.


  They are assisted by the Municipal Bond Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Municipal Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of tax-exempt income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

  You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                 CLASS A
                                                    ------------------------------------------------------------------
                                                                            JANUARY 1,
                                                    YEAR ENDED JULY 31,      THROUGH         YEAR ENDED DECEMBER 31,
                                                    ---------------------    JULY 31,    -------------------------------
                                                      2002         2001        2000        1999       1998       1997
                                                    --------     --------   ----------   --------   --------   ---------
Net asset value, beginning of period                $   8.06     $   7.83    $   7.74    $   8.35   $   8.34   $   8.19
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.38(a)      0.40        0.24(b)     0.41       0.42       0.42
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.00         0.23        0.09       (0.61)      0.01       0.16
========================================================================================================================
    Total from investment operations                    0.38         0.63        0.33       (0.20)      0.43       0.58
========================================================================================================================
Less dividends from net investment income              (0.38)       (0.40)      (0.24)      (0.41)     (0.42)     (0.43)
========================================================================================================================
Net asset value, end of period                      $   8.06     $   8.06    $   7.83    $   7.74   $   8.35   $   8.34
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                         4.84%        8.28%       4.32%      (2.45)%     5.28%      7.27%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $339,545     $322,437    $283,416    $294,720   $327,705   $318,469
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 0.81%(d)     0.85%       0.85%(e)    0.84%      0.82%      0.90%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income to average net
  assets                                                4.79%(a)(d)  5.06%       5.32%(e)    5.01%      5.00%      5.14%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                   35%          28%         18%         28%        19%        24%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not include sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $341,405,967.


(e)  Annualized.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                       ---------------------------------------------------------------------
                                                                                JANUARY 1,
                                                       YEAR ENDED JULY 31,       THROUGH          YEAR ENDED DECEMBER 31,
                                                       ---------------------     JULY 31,     ------------------------------
                                                         2002         2001         2000         1999       1998       1997
                                                       --------      -------    ----------    -------    -------    --------
Net asset value, beginning of period                   $   8.07      $  7.84     $  7.75      $  8.37    $  8.36    $  8.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.32(a)      0.34        0.21(b)      0.35       0.36       0.36
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.00         0.23        0.08        (0.62)      0.01       0.17
============================================================================================================================
    Total from investment operations                       0.32         0.57        0.29        (0.27)      0.37       0.53
============================================================================================================================
Less dividends from net investment income                 (0.32)       (0.34)      (0.20)       (0.35)     (0.36)     (0.36)
============================================================================================================================
Net asset value, end of period                         $   8.07      $  8.07     $  7.84      $  7.75    $  8.37    $  8.36
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                            4.05%        7.46%       3.84%       (3.28)%     4.48%      6.59%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $104,150      $86,565     $67,363      $72,256    $72,723    $47,185
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                    1.56%(d)     1.60%       1.61%(e)     1.59%      1.57%      1.66%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income to average net assets       4.04%(a)(d)  4.31%       4.56%(e)     4.26%      4.25%      4.38%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                      35%          28%         18%          28%        19%        24%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $94,714,991.


(e)  Annualized.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    CLASS C
                                                   --------------------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                                                                                (DATE SALES
                                                                             JANUARY 1,       YEAR ENDED         COMMENCED)
                                                    YEAR ENDED JULY 31,       THROUGH        DECEMBER 31,         THROUGH
                                                   ----------------------     JULY 31,     ----------------     DECEMBER 31,
                                                    2002           2001         2000        1999      1998          1997
                                                   -------        -------    ----------    ------    ------    --------------
Net asset value, beginning of period               $  8.05        $  7.83      $ 7.74      $ 8.35    $ 8.35        $ 8.30
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.32(a)        0.34        0.21(b)     0.35      0.36          0.15
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   0.01           0.22        0.08       (0.61)       --          0.04
=============================================================================================================================
    Total from investment operations                  0.33           0.56        0.29       (0.26)     0.36          0.19
=============================================================================================================================
Less dividends from net investment income            (0.32)         (0.34)      (0.20)      (0.35)    (0.36)        (0.14)
=============================================================================================================================
Net asset value, end of period                     $  8.06        $  8.05      $ 7.83      $ 7.74    $ 8.35        $ 8.35
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                       4.19%          7.34%       3.85%      (3.16)%    4.36%         2.36%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $29,175        $17,889      $8,252      $9,652    $9,565        $  825
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets               1.56%(d)       1.60%       1.61%(e)    1.59%     1.57%         1.67%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income to average net
  assets                                              4.04%(a)(d)    4.31%       4.56%(e)    4.26%     4.25%         4.37%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                 35%            28%         18%         28%       19%           24%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $23,984,279.


(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds-Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77046-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Municipal Bond Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]     www.aimfunds.com  MBD-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM SHORT TERM
      BOND FUND
      --------------------------------------------------------------------------

      AIM Short Term Bond Fund seeks to achieve a high level of current income consistent with preservation of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      DECEMBER 2, 2002


                                     This prospectus contains important
                                     information about the Class C shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------

Fee Table                                            2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------

The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    3
------------------------------------------------------

Dividends and Distributions                          3

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. These securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration and weighted average effective maturity, as estimated by the fund's portfolio managers, will be less than three years.


    The fund may invest up to 15% of its total assets in foreign securities. The fund will not invest in non-U.S. dollar denominated securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers focus on securities that they believe have favorable prospects for a high level of current income, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.



    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Securities and Exchange Commission ("SEC") rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------
(fees paid directly from
your investment)                                                CLASS C
-------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                               None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption proceeds,
whichever is less)                                                None
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                          CLASS C
------------------------------------------------------------------
Management Fees                                             0.40%

Distribution and/or Service (12b-1) Fees                    1.00

Other Expenses(2)                                           0.45

Total Annual Fund Operating Expenses                        1.85

Waiver(3)                                                   0.65

Net Expenses                                                1.20
------------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Other Expenses are based on estimated amounts for the current fiscal year.
(3) The distributor has contractually agreed to waive 0.40% of Rule 12b-1 distribution plan payments. Further, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the extent necessary to limit the total operating expenses to 1.20%.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in Class C shares of the fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 YEAR   3 YEARS
--------------------------------------------------------------------------
Class C                                                    $188     $582
--------------------------------------------------------------------------

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.40% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.



They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).


OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request by
                          e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Short Term Bond Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]      www.aimfunds.com  STB-PRO-1  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM TOTAL RETURN
      BOND FUND

      --------------------------------------------------------------------------

      AIM Total Return Bond Fund seeks to achieve maximum total return consistent with preservation of capital.

                                                     AIM--Registered Trademark--
      PROSPECTUS

      DECEMBER 2, 2002


                                       This prospectus contains important
                                       information about the Class A, B and C
                                       shares of the fund. Please read it before investing and keep it for future reference.

                                       As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                       Investments in the fund:
                                          - are not FDIC insured;
                                          - may lose value; and
                                          - are not guaranteed by a bank.

        [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
        --Registered Trademark--                        --Registered Trademark--

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       2
-----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                 2
-----------------------------------------------

Fee Table                                     2

Expense Example                               2

FUND MANAGEMENT                               3
-----------------------------------------------

The Advisor                                   3

Advisor Compensation                          3

Portfolio Managers                            3

OTHER INFORMATION                             3
-----------------------------------------------

Sales Charges                                 3

Dividends and Distributions                   3
-----------------------------------------------

FINANCIAL HIGHLIGHTS                          4
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-5

Exchanging Shares                           A-8

Pricing of Shares                          A-10

Taxes                                      A-10

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve maximum total return consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


  The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. These fixed income securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/-1.5 years of that of the Lehman Brothers Aggregate Bond Index and the fund will generally maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between six and ten years.



  The fund may invest up to 25% of its total assets in foreign securities. The fund may invest up to 5% of its total assets in non-U.S. dollar denominated securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



  The portfolio managers focus on securities that they believe have favorable prospects for maximum total return, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.



  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Securities and Exchange Commission ("SEC") rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from
your investment)                                      CLASS A    CLASS B   CLASS C
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                    4.75%        None     None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)             None(1,2)    5.00%    1.00%
-----------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
-------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                             CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------
Management Fees                                0.50%     0.50%     0.50%

Distribution and/or Service (12b-1) Fees(4)    0.35      1.00      1.00

Other Expenses                                 2.36      2.36      2.36

Total Annual Fund Operating Expenses           3.21      3.86      3.86

Waiver(4)                                      1.96      1.86      1.86

Net Expenses(5)                                1.25      2.00      2.00
-------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant, and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


(4) The distributor has contractually agreed to limit Class A shares Rule 12b-1 distribution plan payments to 0.25%. Further, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.25% (e.g. if AIM waives 1.86% of Class A expenses, AIM will also waive 1.86% of Class B and Class C expenses).


(5) AIM has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.00%. Total Annual Operating Expenses net of this agreement are 1.00%, 1.75% and 1.75% for Class A, Class B and Class C shares, respectively. This agreement may be terminated at any time.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $783    $1,417    $2,074     $3,821
Class B    888     1,478     2,186      3,948
Class C    488     1,178     1,986      4,087
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $783    $1,417    $2,074     $3,821
Class B    388     1,178     1,986      3,948
Class C    388     1,178     1,986      4,087
----------------------------------------------

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.50% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.



  They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Total Return Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.



  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



  The information for the period December 31, 2001 to July 31, 2002 has been audited by Ernst & Young, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                                   CLASS A
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                JULY 31, 2002
                                                              -----------------
Net asset value, beginning of period                               $10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.18(a)
-------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.23
===============================================================================
    Total from investment operations                                 0.41
===============================================================================
Less dividends from net investment income                           (0.22)
===============================================================================
Net asset value, end of period                                     $10.19
_______________________________________________________________________________
===============================================================================
Total return(b)                                                      4.09%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $9,325
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                1.00%(c)
-------------------------------------------------------------------------------
  Without fee waivers and reimbursements                             3.21%(c)
===============================================================================
Ratio of net investment income to average net assets                 3.10%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                               215%
_______________________________________________________________________________
===============================================================================



(a) Calculated using average shares outstanding.


(b) Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $3,454,144.

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                   CLASS B
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                JULY 31, 2002
                                                              -----------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14(a)
-------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.22
===============================================================================
    Total from investment operations                                  0.36
===============================================================================
Less dividends from net investment income                            (0.17)
===============================================================================
Net asset value, end of period                                     $ 10.19
_______________________________________________________________________________
===============================================================================
Total return(b)                                                       3.65%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,678
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                 1.75%(c)
-------------------------------------------------------------------------------
  Without fee waivers and reimbursements                              3.86%(c)
===============================================================================
Ratio of net investment income to average net assets                  2.35%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                215%
_______________________________________________________________________________
===============================================================================



(a) Calculated using average shares outstanding.


(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $4,059,180.




                                                                   CLASS C
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                JULY 31, 2002
                                                              -----------------
Net asset value, beginning of period                               $10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.14(a)
-------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.22
===============================================================================
    Total from investment operations                                 0.36
===============================================================================
Less dividends from net investment income                           (0.17)
===============================================================================
Net asset value, end of period                                     $10.19
_______________________________________________________________________________
===============================================================================
Total return(b)                                                      3.65%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $3,045
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                1.75%(c)
-------------------------------------------------------------------------------
  Without fee waivers and reimbursements                             3.86%(c)
===============================================================================
Ratio of net investment income to average net assets                 2.35%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                               215%
_______________________________________________________________________________
===============================================================================



(a) Calculated using average shares outstanding.


(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $1,575,642.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES


You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.


COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003


MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--12/02                            A-10

                           --------------------------
                           AIM TOTAL RETURN BOND FUND
                           --------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Total Return Bond Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]      www.aimfunds.com  TRB-PRO-1  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM INVESTMENT SECURITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT SECURITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R AND AIM CASH RESERVE SHARES, AS APPLICABLE OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                                  OR BY CALLING
                                 (800) 347-4246

                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 2, 2002, RELATES TO THE CLASS A, CLASS A3, CLASS B AND CLASS C SHARES, AS APPLICABLE, OF THE FOLLOWING
PROSPECTUSES:



                 FUND                                                            DATED
                 ----                                                            -----
           AIM HIGH YIELD FUND                                              DECEMBER 2, 2002
         AIM HIGH YIELD FUND II                                             DECEMBER 2, 2002
  AIM LIMITED MATURITY TREASURY FUND -                                      DECEMBER 2, 2002
       CLASS A AND CLASS A3 SHARES
         AIM MUNICIPAL BOND FUND                                            DECEMBER 2, 2002
AIM SHORT TERM BOND FUND - CLASS C SHARES                                   DECEMBER 2, 2002
       AIM TOTAL RETURN BOND FUND                                           DECEMBER 2, 2002



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 2, 2002, ALSO RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:



              FUND                                                                DATED
              ----                                                                -----
         AIM INCOME FUND                                                    DECEMBER 2, 2002
AIM INTERMEDIATE GOVERNMENT FUND                                            DECEMBER 2, 2002
      AIM MONEY MARKET FUND                                                 DECEMBER 2, 2002

                         AIM INVESTMENT SECURITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................3
         Classification...........................................................................................3
         Investment Strategies and Risks..........................................................................3
                    Equity Investments............................................................................6
                    Foreign Investments...........................................................................6
                    Debt Investments..............................................................................8
                    Other Investments............................................................................15
                    Investment Techniques........................................................................17
                    Derivatives..................................................................................21
         Fund Policies...........................................................................................27
         Temporary Defensive Positions...........................................................................31

MANAGEMENT OF THE TRUST..........................................................................................31
         Board of Trustees.......................................................................................31
         Management Information..................................................................................31
                    Trustee Ownership of Fund Shares.............................................................32
                    Factors Considered in Approving the Investment Advisory Agreement............................32
         Compensation............................................................................................33
                    Retirement Plan For Trustees.................................................................33
                    Deferred Compensation Agreements.............................................................33
                    Purchase of Class A Shares of the Funds at Net Asset Value...................................34
         Codes of Ethics.........................................................................................34

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................34

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................34
         Investment Advisor......................................................................................34
         Service Agreements......................................................................................36
         Other Service Providers.................................................................................37

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................38
         Brokerage Transactions..................................................................................38
         Commissions.............................................................................................38
         Brokerage Selection.....................................................................................39
         Directed Brokerage (Research Services)..................................................................40
         Regular Brokers or Dealers..............................................................................40
         Allocation of Portfolio Transactions....................................................................40
         Allocation of Initial Public Offering ("IPO") Transactions..............................................40

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................41
         Purchase and Redemption of Shares.......................................................................41
         Offering Price..........................................................................................57
         Redemption In Kind......................................................................................59
         Backup Withholding......................................................................................59

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................60
         Dividends and Distributions.............................................................................60

         Tax Matters.............................................................................................61

DISTRIBUTION OF SECURITIES.......................................................................................68
         Distribution Plans......................................................................................68
         Distributor.............................................................................................71

CALCULATION OF PERFORMANCE DATA..................................................................................72



APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEES COMPENSATION TABLE.....................................................................................C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................D-1

MANAGEMENT FEES.................................................................................................E-1

ADMINISTRATIVE SERVICES FEES....................................................................................F-1

BROKERAGE COMMISSIONS...........................................................................................G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES OF REGULAR BROKERS OR DEALERS.................H-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................I-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................J-1

TOTAL SALES CHARGES.............................................................................................K-1

PERFORMANCE DATA................................................................................................L-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Investment Securities Fund (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund was reorganized on October 15, 1993 as a series portfolio of the Trust. Pursuant to another Agreement and Plan of Reorganization, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were reorganized on June 1, 2000 as series portfolios of the Trust. In connection with their reorganization as series portfolios of the Trust, the fiscal year end of each of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund changed from December 31 to July 31.

         AIM High Yield Fund II commenced operations on September 30, 1998. AIM Limited Maturity Treasury Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust, on October 15, 1993. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to AIM Limited Maturity Treasury Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund succeeded to the assets and assumed the liabilities of series portfolios with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Delaware business trust, on June 1, 2000. All historical financial information and other information contained in this Statement of Additional Information for periods prior to June 1, 2000, relating to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund or AIM Municipal Bond Fund (or any classes thereof) is that of the Predecessor Funds (or the corresponding classes thereof).

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund, AIM Limited Maturity Treasury Fund and AIM Short Term Bond Fund, offers three separate classes of shares: Class A shares, Class B shares and Class C shares. Each of

AIM Income Fund and AIM Intermediate Government Fund offers four separate classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. AIM Money Market Fund offers four separate classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares. AIM Short Term Bond Fund offers one class of shares: Class C shares. AIM Limited Maturity Treasury Fund offers three classes of shares: Class A shares and Class A3 shares, which are discussed herein, and Institutional Class shares, which are discussed in a separate Statement of Additional Information. The Institutional Class shares of AIM Limited Maturity Treasury Fund are intended for use by certain eligible institutional investors. Shares of the Institutional Class of AIM Limited Maturity Treasury Fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations, defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization), and platform sponsors with which A I M Distributors, Inc. has entered into an agreement.

         Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


         Because Class B shares automatically convert to Class A shares, or AIM Cash Reserve shares with respect to AIM Money Market Fund, at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders, or AIM Cash Reserve shareholders with respect to AIM Money Market Fund, of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.


         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the

Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS") will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                         AIM INVESTMENT SECURITIES FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                                                AIM
                                                                              LIMITED                                        AIM
                                        AIM HIGH    AIM            AIM        MATURITY  AIM MONEY     AIM      AIM SHORT    TOTAL
                           AIM HIGH      YIELD     INCOME      INTERMEDIATE   TREASURY    MARKET   MUNICIPAL   TERM BOND    RETURN
          FUND            YIELD FUND    FUND II     FUND     GOVERNMENT FUND    FUND       FUND    BOND FUND      FUND     BOND FUND
          ----            ----------    --------   ------    ---------------  --------  ---------  ---------   ---------   ---------
SECURITY/
INVESTMENT
TECHNIQUE
----------
                                                         EQUITY INVESTMENTS

Common Stock                                X

Preferred Stock                X            X         X                                                            X         X

Convertible Securities         X            X         X                                                            X         X

Alternative Entity
Securities

                                                        FOREIGN INVESTMENTS

Foreign Securities             X            X          X                                    X                      X         X

Foreign Government
Obligations                    X            X          X                                    X                      X         X

Foreign Exchange
Transactions                   X            X          X                                                                     X

                                                          DEBT INVESTMENTS

U.S. Government
Obligations                    X            X         X             X            X          X          X           X         X

Rule 2a-7 Requirements         X            X         X             X            X          X          X           X         X

Mortgage-Backed and
Asset-Backed Securities        X            X         X             X                                  X           X         X

Collateralized Mortgage
Obligations                                                                                                                  X

Bank Instruments                                                                            X                      X         X

Commercial Instruments                                                                      X

Participation Interests                                                                     X

Municipal Securities           X            X         X                                     X          X           X         X

Municipal Lease
Obligations                                                                                            X

Investment Grade
Corporate Debt
Obligations                    X            X         X             X                       X          X           X         X

Junk Bonds                     X            X         X                                                X

                                                         OTHER INVESTMENTS

REITs                          X            X         X             X            X          X          X           X         X

Other Investment
Companies                      X            X         X             X            X          X          X           X         X

Defaulted Securities           X            X         X                                                X

Municipal Forward
Contracts

Variable or Floating
Rate Instruments               X            X         X                                     X                      X

Indexed Securities

Zero-Coupon and                                                                                                    X         X
Pay-in-Kind Securities         X            X         X             X

Synthetic Municipal
Instruments

                         AIM INVESTMENT SECURITIES FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                AIM
                                                                              LIMITED                                        AIM
                                        AIM HIGH    AIM            AIM        MATURITY  AIM MONEY     AIM      AIM SHORT    TOTAL
                           AIM HIGH      YIELD     INCOME      INTERMEDIATE   TREASURY    MARKET   MUNICIPAL   TERM BOND    RETURN
          FUND            YIELD FUND    FUND II     FUND     GOVERNMENT FUND    FUND       FUND    BOND FUND      FUND     BOND FUND
          ----            ----------    --------   ------    ---------------  --------  ---------  ---------   ---------   ---------
SECURITY/
INVESTMENT
TECHNIQUE
----------
                                                       INVESTMENT TECHNIQUES

Delayed Delivery
Transactions                  X             X         X             X            X          X          X           X         X

When-Issued Securities        X             X         X             X            X          X          X           X         X

Short Sales                   X             X         X             X                                  X           X         X

Margin Transactions

Swap Agreements                                       X                                                            X         X

Interfund Loans               X             X         X             X            X          X          X           X         X

Borrowing                     X             X         X             X            X          X          X           X         X

Lending Portfolio
Securities                    X             X         X             X            X          X          X           X         X

Repurchase Agreements         X             X         X             X            X          X          X           X         X

Reverse Repurchase
Agreements                    X             X         X             X            X          X          X           X         X

Dollar Rolls                                          X             X                                              X         X

Illiquid Securities           X             X         X             X            X          X          X           X         X

Rule 144A Securities          X             X         X             X                       X          X           X         X

Unseasoned Issuers                                                                                                 X         X

Sale of Money Market
Securities                                                                                  X

Standby Commitments

                                                            DERIVATIVES

Equity-Linked
Derivatives

Put Options                   X             X         X             X                                              X         X

Call Options                  X             X         X             X                                  X           X         X

Straddles                     X             X         X             X                                              X         X

Warrants                      X             X         X                                                            X         X

Futures Contracts and
Options on Futures
Contracts                     X             X         X             X                                  X           X         X

Forward Currency
Contracts                     X             X         X                                                                      X

Cover                         X             X         X             X                                  X           X         X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         AIM High Yield Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         AIM High Yield Fund, AIM High Yield Fund II and AIM Total Return Bond Fund may invest up to 25% of their total assets, AIM Income Fund may invest up to 40% of its total assets, AIM Money Market Fund may invest up to 50% of its total assets and AIM Short Term Bond Fund may invest up to 15% of its total assets in foreign securities; however, AIM Money Market Fund and AIM Short Term Bond Fund may only invest in foreign securities denominated in U.S. dollars. In addition, AIM Total Return Bond Fund may only invest up to 5% of its total assets in foreign securities that are non-U.S. dollar denominated.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU") established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain) has replaced its local currency with the euro effective January 1, 2002. The replacement of currencies with the euro may cause market disruptions and adversely affect the value of securities held by a Fund.

         Risk of Developing Countries. AIM High Yield Fund, AIM Income Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may invest up to 5% of their total assets and AIM High Yield Fund II may invest up to 10% of its total assets in securities of companies located within emerging markets or developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         RULE 2a-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by the Funds' investment advisor (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         AIM Money Market Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Total Return Bond Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         BANK INSTRUMENTS. AIM Money Market Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         AIM Money Market Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

         COMMERCIAL INSTRUMENTS. AIM Money Market Fund intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

         PARTICIPATION INTERESTS. AIM Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

         MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Municipal Securities also include the following securities:

                  o Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

                  o Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

                  o Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

                  o Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

         At least 80% of AIM Municipal Bond Fund's total assets will be invested in municipal securities rated within the four highest ratings for municipal obligations by Moody's (Aaa, Aa, A, or Baa), S&P (AAA, AA, A, or BBB), or have received a comparable rating from another NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

         Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

         The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

         Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

         There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund (except AIM Limited Maturity Treasury Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         A portion of each Fund's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. The Funds, other than AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund and AIM Municipal Bond Fund, will purchase only investment grade corporate debt securities.

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund and AIM Municipal Bond Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         DEFAULTED SECURITIES. The Funds may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Funds may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by the Funds in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.


         VARIABLE OR FLOATING RATE INSTRUMENTS. A Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.



         ZERO-COUPON AND PAY-IN-KIND SECURITIES. A Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Short Term Bond Fund and AIM Total Return Bond Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.


         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.


         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. Each Fund (except for AIM Limited Maturity Treasury Fund and AIM Money Market Fund) may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. AIM Short Term Bond Fund, AIM Total Return Bond Fund and AIM Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, the Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Funds to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.


         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.


         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.


         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         AIM Limited Maturity Treasury Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements (except AIM Limited Maturity Treasury Fund); or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets (U.S. Treasury obligations in the case of AIM Limited Maturity Treasury Fund) having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions on mortgage securities to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund (except AIM Money Market Fund) may invest up to 15% of its net assets in securities that are illiquid. AIM Money Market Fund may invest up to 10% of its net assets in securities that are illiquid, including repurchase agreements with remaining maturities in excess of seven (7) days. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.


         SALE OF MONEY MARKET SECURITIES. AIM Money Market Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.


Derivatives


         AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest in forward currency contracts (except for AIM Intermediate Government Fund and AIM Short Term Bond Fund), futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


         AIM Limited Maturity Treasury Fund, AIM Money Market Fund and AIM Municipal Bond Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except, however, AIM Municipal Bond Fund may purchase and sell options on financial futures contracts and may sell covered call options.

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to write (sell) the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as (i.e., the market value) illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. A Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or
(2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that only AIM Municipal Bond Fund is subject to restriction (9). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or
(iii) with respect to AIM Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         (9) Under normal circumstances, AIM Municipal Bond Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax under regular tax rules.


         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the Funds' advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.


         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Money Market Fund with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC. In addition, in complying with the fundamental restriction regarding issuer diversification, AIM Municipal Bond Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of AIM Limited Maturity Treasury Fund's fundamental restriction regarding industry concentration, the United States Government shall not be considered an industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

              ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

         (1) AIM High Yield Fund normally invests at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds". For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (2) AIM High Yield Fund II normally invests at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds". For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (3) AIM Intermediate Government Fund normally invests at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. government. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (4) AIM Limited Maturity Treasury Fund normally invests at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes, and bonds. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (5) AIM Short Term Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (6) AIM Total Return Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.


         (7) Under normal circumstances, AIM Municipal Bond Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which will not constitute an item of tax preference under the alternative minimum tax rules.


         (8) AIM Municipal Bond Fund will not: invest 25% or more of its assets in (a) securities whose issuers are located in the same state; (b) securities the interest upon which is paid from revenues of similar type projects; or (c) industrial development bonds. The policy described in (b) does not apply, however, if the securities are subject to a guarantee. For securities subject to a guarantee, the Fund does not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

         The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of AIM Limited Maturity Treasury Fund are eligible for investment by a federal credit union. In order to ensure that shares of AIM Limited Maturity Treasury Fund meet the requirements for eligibility for investment by federal credit unions, that Fund has adopted the following additional non-fundamental policies:

                  (a) The Fund will enter into repurchase agreements only with:
         (i) banks insured by the Federal Deposit Insurance Corporation (FDIC);
         (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

                  (b) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

                  (c) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

                  (d) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or (with the exception of AIM Limited Maturity Treasury
Fund) high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION


         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.


         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.


         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of independent accountants for each Fund and the evaluation of such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management. During the fiscal year ended July 31, 2002, the Audit Committee held five meetings.



         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended July 31, 2002, the Investments Committee held five meetings.


         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended July 31, 2002, the Valuation Committee held one meeting.



         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested trustees as long as any Fund relies on certain Rules under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees. During the fiscal year ended July 31, 2002, the Committee on Directors/Trustees held six meetings.


         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved for each Fund other than AIM Short Term Bond Fund by the Trust's Board at a meeting held on May 14-15, 2002 and was initially approved for AIM Short Term Bond Fund by the Trust's Board at a meeting held on June 11-12, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.


         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001 is found in Appendix C.


Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value


         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."


CODES OF ETHICS


         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 175 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to each Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by each Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:



         FUND NAME                               NET ASSETS                         ANNUAL RATE
         ---------                               ----------                         -----------
AIM High Yield Fund                        First $200 million                          0.625%
                                           Next $300 million                           0.55%
                                           Next $500 million                           0.50%
                                           Amount over $1 billion                      0.45%

AIM High Yield Fund II                     First $500 million                          0.625%
                                           Next $500 million                           0.55%
                                           Amount over $1 billion                      0.50%

AIM Income Fund                            First $200 million                          0.50%
AIM Intermediate Government Fund           Next $300 million                           0.40%
AIM Municipal Bond Fund                    Next $500 million                           0.35%
                                           Amount over $1 billion                      0.30%

AIM Money Market Fund                      First $1 billion                            0.55%
                                           Amount over $1 billion                      0.50%

AIM Limited Maturity Treasury Fund         First $500 million                          0.20%
                                           Amount over $500 million                    0.175%

AIM Short Term Bond Fund                   All Assets                                  0.40%


AIM Total Return Bond                      First $500 million                          0.50%
                                           Next $500 million                           0.45%
                                           Amount over $1 billion                      0.40%


         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2002 through June 30, 2003, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

         AIM has contractually agreed, effective July 1, 2002 through June 30, 2003, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Total Return Bond Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.25% (e.g. if AIM waives 0.12% of Class A expenses, AIM will also waive 0.12% of Class B and Class expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has contractually agreed, effective August 29, 2002 through June 30, 2003, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Short Term Bond Fund's Class C shares to the extent necessary to limit the total operating expenses of Class C shares to 1.20%. Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreements between AIM and the Fund and between AIM Distributors and the Fund, respectively.


         The management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund for the last three fiscal years ended July 31, are found in Appendix E.


          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended July 31, are found in Appendix F.


OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund. The Bank of New York, 100 Church Street, New York, New York 10286, is custodian of all securities and cash of AIM Limited Maturity Fund, AIM Money Market Fund and AIM Municipal Bond Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York also serves as sub-custodian to facilitate cash management.

         The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the custodians are responsible for monitoring eligible foreign securities depositories.

         Under their contracts with the Trust, the custodians maintain the portfolio securities of the Funds, administer the purchases and sales of portfolio securities, collect interest and dividends and other distributions made on the securities held in the portfolios of the Funds and perform other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


         Brokerage commissions paid by each of the Funds during the last three fiscal years ended July 31, are found in Appendix G.


COMMISSIONS


         During the last three fiscal years ended July 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.


         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Trust as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Trust from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Trust's Board of Trustees and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)


         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2002 are found in Appendix H.


REGULAR BROKERS OR DEALERS


         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended July 31, 2002 is found in Appendix H.


ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their

Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.


         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPOs transactions will be the same for each AIM Fund and account.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.


CATEGORY I FUNDS


AIM Aggressive Growth Fund                      AIM Large Cap Core Equity Fund
AIM Asia Pacific Growth Fund                    AIM Large Cap Growth Fund
AIM Basic Value Fund                            AIM Libra Fund
AIM Blue Chip Fund                              AIM Mid Cap Basic Value Fund
AIM Capital Development Fund                    AIM Mid Cap Core Equity Fund
AIM Charter Fund                                AIM Mid Cap Growth Fund
AIM Constellation Fund                          AIM New Technology Fund
AIM Dent Demographic Trends Fund                AIM Opportunities I Fund
AIM Emerging Growth Fund                        AIM Opportunities II Fund
AIM European Growth Fund                        AIM Opportunities III Fund
AIM European Small Company Fund                 AIM Premier Equity Fund
AIM Global Utilities Fund                       AIM Premier Equity II Fund
AIM International Emerging Growth Fund          AIM Select Equity Fund
AIM International Growth Fund                   AIM Small Cap Equity Fund
AIM International Core Equity Fund              AIM Small Cap Growth Fund
AIM Large Cap Basic Value Fund                  AIM Weingarten Fund
                                                AIM Worldwide Spectrum Fund

                                                                                                 Dealer
                                                                Investor's Sales Charge         Concession
                                                               -------------------------       -------------
                                                                   As a          As a               As a
                                                                Percentage    Percentage         Percentage
                                                               of the Public  of the Net       of the Public
                  Amount of Investment in                        Offering       Amount           Offering
                    Single Transaction(1)                          Price       Invested            Price
                  -----------------------                      -------------  ----------       -------------
                           Less than $   25,000                   5.50%          5.82%            4.75%
              $ 25,000 but less than $   50,000                   5.25           5.54             4.50
              $ 50,000 but less than $  100,000                   4.75           4.99             4.00
              $100,000 but less than $  250,000                   3.75           3.90             3.00
              $250,000 but less than $  500,000                   3.00           3.09             2.50
              $500,000 but less than $1,000,000                   2.00           2.04             1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.


CATEGORY II FUNDS


AIM Balanced Fund                           AIM Global Trends Fund
AIM Basic Balanced Fund                     AIM High Income Municipal Fund
AIM Developing Markets Fund                 AIM High Yield Fund
AIM Global Aggressive Growth Fund           AIM High Yield Fund II
AIM Global Energy Fund                      AIM Income Fund
AIM Global Financial Services Fund          AIM Intermediate Government Fund
AIM Global Growth Fund                      AIM Municipal Bond Fund
AIM Global Health Care Fund                 AIM Real Estate Fund
AIM Global Income Fund                      AIM Strategic Income Fund
AIM Global Science and Technology Fund      AIM Total Return Bond Fund


                                                                                                   Dealer
                                                             Investor's Sales Charge            Concession
                                                            --------------------------         -------------
                                                                As a           As a                As a
                                                             Percentage     Percentage           Percentage
                                                            of the Public   of the Net         of the Public
                  Amount of Investment in                     Offering        Amount              Offering
                    Single Transaction                          Price        Invested               Price
                  -----------------------                   -------------   ----------         -------------
                           Less than $   50,000                   4.75%        4.99%              4.00%
              $ 50,000 but less than $  100,000                   4.00         4.17               3.25
              $100,000 but less than $  250,000                   3.75         3.90               3.00
              $250,000 but less than $  500,000                   2.50         2.56               2.00
              $500,000 but less than $1,000,000                   2.00         2.04               1.60


CATEGORY III FUNDS


AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                                                  Dealer
                                                             Investor's Sales Charge            Concession
                                                            --------------------------         -------------
                                                                As a           As a                As a
                                                             Percentage     Percentage          Percentage
                                                            of the Public   of the Net         of the Public
                  Amount of Investment in                     Offering        Amount             Offering
                    Single Transaction                          Price        Invested             Price
                  -----------------------                   -------------   ----------         -------------
                           Less than $  100,000                  1.00%         1.01%              0.75%
              $100,000 but less than $  250,000                  0.75          0.76               0.50
              $250,000 but less than $1,000,000                  0.50          0.50               0.40


         Beginning on October 31, 2002 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund was closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.


         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.


         For Large Purchases of Class A shares of Category I or II Funds by investors other than the following types of retirement plans: (i) all section 401 and 457 plans, (ii) section 403 plans which are sponsored by section 501(c)(3) organizations, and (iii) IRA rollovers from such plans in which any AIM Fund was offered, AIM Distributors may make the following payments to dealers of record:


                            PERCENT OF SUCH PURCHASES

                      1% of the first $2 million
                      plus 0.80% of the next $1 million
                      plus 0.50% of the next $17 million
                      plus 0.25% of amounts in excess of $20 million

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on or after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category I or II Fund may not be exchanged for Class A Shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchases as dealer compensation upon the exchange. The Class A Shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category III Fund may not be exchanged for Class A Shares of another Category III Fund.


         Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):


                            PERCENT OF SUCH PURCHASES

                      0.50% of the first $20 million
                      plus 0.25% of amounts in excess of $20 million


         A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If AIM Distributors pays a dealer concession in connection with a plan's Large Purchase of Class A shares, such shares will be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first deposits money in the AIM Fund account. If the applicable dealer of record is unable to establish that a plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a CDSC.


         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children);

         o any trust established exclusively for the benefit of an individual; and

         o a pension, profit-sharing, or other retirement plan established exclusively for the benefit of an individual, such as:

                  a.       an IRA;

                  b.       a Roth IRA;

                  c. a single-participant money-purchase/profit-sharing plan ; and

                  d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below).

403(b) PLANS

         o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account;

         o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and

         o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved.

LINKED EMPLOYEE PLANS

         o Linked Employee Plans where the employer has notified AIM Distributor in writing that all of its related employee accounts should be linked, such as:

                  a.       Simplified Employee Pension (SEP) Plans;

                  b. Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans; and

                  c.       Savings Incentive Match Plans for Employees IRA
                           (SIMPLE IRA).

OTHER GROUPS

         o any other organized group of persons, whether incorporated or not, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by:

         o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

         o        fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or


     o Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.


         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o   AIM Management and its affiliates, or their clients;


     o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,--Registered Trademark-- and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;


     o Any current or retired officer, director, or employee (and members of their immediate family), of PFPC Inc. (formerly known as First Data Investor Services Group);

     o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     o   Purchases through approved fee-based programs;

     o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

              a.  the initial investment in the plan(s) is at least $1 million;

              b.  the sponsor signs a $1 million LOI;

              c. the employer-sponsored plan has at least 100 eligible employees; or

              d. all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

         Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Opportunities I Fund by such plans are subject to initial sales charges;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     o   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

     o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     o   the reinvestment of dividends and distributions from a Fund;

     o   exchanges of shares of certain Funds;

     o   use of the reinstatement privilege; or

     o   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge (CDSC) if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares


         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered:


                            Percent of such Purchases

                 0.75% of the first $5 million
                 plus 0.50% of amounts in excess of $5 million


         A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. In order to receive such payments, the dealer of record must sign an agreement with AIM Distributors and meet certain requirements.


Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A Shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 (and through October 30, 2002 with respect to Category III Funds), unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares; and

         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds;

                  (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM;

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;

         o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and (ii) a 457 plan, even if more than one beneficiary or participant is involved;

         o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;

         o Redemptions, if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC; and

         o Redemptions, if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


         For example, at the close of business on July 31, 2002, AIM High Yield Fund - Class A shares had a net asset value per share of $3.70. The offering price, assuming an initial sales charge of 4.75%, therefore was $3.88.


Calculation of Net Asset Value

For AIM Money Market Fund

         The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

         The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board of Trustees has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations are used to establish net asset value, the net asset value could possibly be more or less than $1.00 per share. AIM Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

For AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Municipal Bond Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Municipal Bond Fund values all variable rate securities with an unconditional demand or put feature exercisable within seven
(7) days or less are valued at par, which reflects the market value of such securities.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING


         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


         Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, backup withholding decreases in phases to 28% for distributions made in the year 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of each Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, except AIM Money Market Fund, dividends begin accruing on the first business day on which a purchase order for shares of the Fund is effective (settle date), and accrue through the day prior to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Friday (unless Friday is not a business day of the Fund). For AIM Money Market Fund, dividends begin accruing one day after a purchase order for shares is effective and accrue through the day a redemption order is effective. Thus, if a purchase order is effective on Thursday, dividends will begin accruing on Friday (unless Friday is not a business day of the Fund).


         Distributions paid by a fund other than daily dividends has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.



         Dividends on Class B and Class C shares are expected to be lower than those for Class A or Class A3 shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.


         Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the AIM Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the AIM Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.



         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a fund may be required to sell portfolio holdings in order to meet this requirement.


         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         AIM Limited Maturity Treasury Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.



          PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.



          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.



          SWAP AGREEMENTS. AIM Income Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while such Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which these Funds will be able to engage in swap agreements.


         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.


         AIM MUNICIPAL BOND FUND. With respect to interest income that is exempt from federal income tax, the Fund intends to comply with Section 852(b)(5) of the Code, which enables exempt-interest dividends paid by the Fund from exempt interest to be treated as tax-exempt income by shareholders. Interest income that the Fund receives from municipal securities is generally tax-exempt for purposes of the regular income tax and the alternative minimum tax, subject to the exceptions described below.






         Exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for taxpayers that are subject to alternative minimum tax. In addition, exempt-interest dividends derived from all other municipal securities must be taken into account by corporations subject to alternative minimum tax in determining their adjusted current earnings adjustment. Consistent with its stated investment objective, AIM Municipal Bond Fund intends to limit its investments in private activity bonds subject to the alternative minimum tax to no more than 20% of its total assets in any given year.



         Original issue discount on tax-exempt bonds shall be accrued by the Fund as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.



         Interest on indebtedness incurred by shareholders will not be deductible for federal income tax purposes to the extent the proceeds of the borrowing was used to purchase or carry Fund shares. The purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, certain persons who regularly use facilities financed by municipal securities in their trade or business (or persons related thereto) may be "substantial users" of such facilities and should consult their tax advisors before purchasing Fund shares.



         Income that is exempt from federal income tax or alternative minimum tax is not necessarily exempt from tax under state and local laws. Shareholders should consult their tax advisors as to the treatment of exempt-interest dividends under state and local laws.

         The 1986 Act also applied limitations on the issuance of bonds whose proceeds are used by organizations exempt from tax under Code Section 501(c)(3), as well as general limitations on the amount of Qualified Private Activity Bonds governmental units may issue.

         The 1986 Act limitations on tax-exempt bonds apply generally to bonds issued after August 16, 1986. The private activity bond rules are generally applicable to bonds issued on or after September 1, 1986, with the alternative minimum tax rules applicable generally to bonds issued on or after August 7, 1986. Municipal Bond intends to limit its investments in Qualified Private Activity Bonds and taxable securities to no more than 20% of its total assets in any given year, consistent with its stated investment objective.

         Original issue discount on tax-exempt bonds is accrued as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and is included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

         Interest on indebtedness incurred by shareholders (including financial institutions) will not be deductible for FIT purposes to the extent that the money was used to purchase or carry tax-exempt securities. The purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds should consult their own tax advisor before purchasing Fund shares.

         The exemption of interest income for FIT purposes does not necessarily result in exemption under state and local laws. Shareholders should consult their tax advisors as to the treatment of such income under state and local laws.


         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares, and any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit loss that may be taken into account.

         BACKUP WITHHOLDING. The Funds may be required to withhold, as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.


         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.


          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and all whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation for dividends from income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.



                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares (other than AIM Money Market Fund and AIM Short Term Bond Fund), Class A3 shares of AIM Limited Maturity Treasury Fund, Class B shares (other than AIM Short Term Bond Fund), Class C shares, Class R (other than AIM Short Term Bond Fund) shares, if applicable, and AIM Cash Reserve Shares of AIM Money Market Fund (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.


         FUND                                    CLASS A*     CLASS A3     CLASS B        CLASS C        CLASS R
         ----                                    --------     --------     -------        -------        -------
         AIM High Yield Fund                       0.25%        N/A          1.00%           1.00%          N/A
         AIM High Yield Fund II                    0.25         N/A          1.00            1.00           N/A
         AIM Income Fund                           0.25         N/A          1.00            1.00          0.50%
         AIM Intermediate Government Fund          0.25         N/A          1.00            1.00          0.50
         AIM Limited Maturity Treasury Fund        0.15        0.35%          N/A             N/A           N/A
         AIM Money Market Fund                     0.25         N/A          1.00            1.00          0.50
         AIM Municipal Bond Fund                   0.25         N/A          1.00            1.00           N/A
         AIM Short Term Bond Fund                   N/A         N/A           N/A            1.00           N/A
         AIM Total Return Bond Fund                0.35         N/A          1.00            1.00           N/A

*AIM Cash Reserve shares of AIM Money Market Fund

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class A3 shares, Class C shares and Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.



         AIM Distributors has contractually agreed, effective July 1, 2002 through June 30, 2003, to limit the AIM Total Return Bond Fund's Class A shares Rule 12b-1 distribution plan payments to 0.25%. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.



         AIM Distributors has contractually agreed, effective August 29, 2002 through June 30, 2003, to waive 0.40% of average net assets of AIM Short Term Bond Fund's Class C shares Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class A3, Class B, Class C or Class R shares (0.15% of the average daily net assets of the Class A shares of AIM Limited Maturity Treasury Fund), as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").


         See Appendix I for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2002 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the fiscal year ended July 31, 2002.


         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Class C shares (except for AIM Short Term Bond Fund) will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares (except for AIM Short Term Bond Fund) for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended July 31, are found in Appendix K.



                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the one, five, or ten year periods).
                n       =    number of years.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).


         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C and Class R, if applicable, shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix L.


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value. Standardized total return for AIM Cash Reserve Shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000.
                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                n      =   number of years.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.
                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.


         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R, if applicable, shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix L.



Calculation of Certain Performance Data



         Funds offering Class A3 or Class R shares may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in each Fund's advertisements and other sales material. If the Fund's Class A3 or Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class A3 and Class R shares. If the Fund's Class A3 or Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class A3 or Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class A3 or Class R shares). If the Fund's Class A3 or Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class A3 or Class R shares.



         A restated or blended performance calculation may be used to derive (i) the Funds', except for AIM Money Market Fund, standardized average annual total returns over a stated period and (ii) the Funds', except for AIM Money Market Fund, non-standardized cumulative total returns over a stated period.


         A restated or blended performance calculation may be used to derive (i) AIM Money Market Fund's non-standardized average annual total returns over a stated period, and (ii) AIM Money Market Fund's non-standardized cumulative total returns over a stated period.


         Performance information on Class A3 shares is not included in Appendix L because Class A3 shares commenced operations on October 31, 2002.


Average Annual Total Return (After Taxes on Distributions) Quotations

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T) =ATV
                                             D

where        P     =     a hypothetical initial payment of $1,000 ;
             T     =     average annual total return (after taxes on
                         distributions);
             n     =     number of years; and
             ATV   =     ending value of a hypothetical $1,000 payment made at
                D        the beginning of the one, five, or ten year periods (or
                         since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

             Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

             The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

             The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five, and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix L.


Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T) =ATV
                                             DR

where        P     =     a hypothetical initial payment of $1,000;
             T     =     average annual total return (after taxes on
                         distributions and redemption);
             n     =     number of years; and
             ATV   =     ending value of a hypothetical $1,000 payment made at
                DR       the beginning of the one, five, or ten year periods (or
                         since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.


         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


         The average annual total returns (after taxes on distributions and redemption) for each fund, with respect to its Class A, Class B and Class C shares, for the one, five, and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix L.


Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

         A Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a   =    dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are
                        accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be
                        calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).
               b   =    expenses accrued during period (net of reimbursements).
               c   =    the average daily number of shares outstanding during
                        the period that were certified to receive dividends.
               d   =    the maximum offering price per share on the last day of
                        the period.

         The standard formula for calculating annualized 7-day yield for AIM Money Market Fund is as follows:

                           Y = (V  X V )    x    365
                                 1    0
                               ----------        ---
                                   V              7
                                    0

         Where       Y    =    annualized yield.
                     V    =    the value of a hypothetical pre-existing
                      0        account in the AIM Money Market Fund having a
                               balance of one share at the beginning of a stated
                               seven-day period.
                     V    =    the value of such an account at the end of the
                      1        stated period.

         The standard formula for calculating effective annualized yield for the AIM Money Market Fund is as follows:

                                       365/7
                           EY = (Y + 1)     - 1

         Where       EY   =    effective annualized yield.
                     Y    =    annualized yield, as determined above.


         The yield for each Fund, the yield and corresponding tax-equivalent yield for AIM Municipal Bond Fund, and the annualized and effective annualized yield for the AIM Cash Reserve Shares, Class B, Class C and Class R shares of AIM Money Market Fund are found in Appendix L. In addition, the distribution rates for each Fund (other than AIM Money Market Fund) are found in Appendix L.


Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.




         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                       Society of CLU & ChFC           Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:



         Consumer Price Index
         Lehman Brothers Aggregate Bond Index
         Lehman Brothers High Yield Index
         Lehman Brothers Intermediate Government Bond Index
         Lehman Brothers 1-2 year Government Bond Index

         Lehman Brothers 1-3 year Government/Credit Index

         Lehman Brothers Municipal Bond Index

         Lipper BBB Rated Fund Index


         Lipper General Municipal Debt Fund Index


         Lipper High Yield Bond Fund Index


         Lipper Intermediate U.S. Government Fund Index


         Lipper Money Market Fund Index


         Lipper Short U.S. Treasury Fund Index


         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; and/or
(iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                             As of December 31, 2001

================================================================================
    The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.
================================================================================


    NAME, YEAR OF BIRTH AND     TRUSTEE
           POSITION(S)           AND/OR                                                               OTHER
         HELD WITH THE           OFFICER                                                          DIRECTORSHIP(S)
              TRUST              SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
    ------------------------    --------     -------------------------------------------         ---------------

INTERESTED PERSON

Robert H. Graham(1) --  1946       1988      Chairman, President and Chief Executive Officer,           None
Trustee, Chairman and President              A I M Management Group Inc. (financial services
                                             holding company); Chairman and President, A I M
                                             Advisors, Inc. (registered investment advisor);
                                             Director and Senior Vice President, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor); Chairman, A I M Distributors, Inc.
                                             (registered broker dealer), A I M Fund Services,
                                             Inc., (registered transfer agent), and Fund
                                             Management Company (registered broker dealer);
                                             and Director and Vice Chairman, AMVESCAP PLC
                                             (parent of AIM and a global investment
                                             management firm)

INDEPENDENT TRUSTEES


Frank S. Bayley -- 1939            2001      Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc.
Trustee                                      (registered                                                investment company)

Bruce L. Crockett -- 1944          1992      Chairman, Crockett Technology Associates                   ACE Limited
Trustee                                      (technology consulting company)                            (insurance
                                                                                                        company); and
                                                                                                        Captaris, Inc.
                                                                                                        (unified messaging
                                                                                                        provider)


Albert R. Dowden --  1941          2000      Chairman, Cortland Trust, Inc. (registered                 None
Trustee                                      investment company) and DHJ Media, Inc.;
                                             Director, Magellan Insurance Company; Member of
                                             Advisory Board of Rotary Power
                                             International (designer,
                                             manufacturer, and seller of rotary
                                             power engines); formerly, Director,
                                             President and CEO, Volvo Group
                                             North America, Inc.; and director
                                             of various affiliated Volvo companies


--------------------


(1) Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Fund.

    NAME, YEAR OF BIRTH AND     TRUSTEE
           POSITION(S)           AND/OR                                                               OTHER
         HELD WITH THE           OFFICER                                                          DIRECTORSHIP(S)
              TRUST              SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
    ------------------------    --------     -------------------------------------------         ---------------

INDEPENDENT TRUSTEES

Edward K. Dunn, Jr. -- 1935        1998      Formerly, Chairman, Mercantile Mortgage Corp.;             None
Trustee                                      Vice Chairman, President and  Chief Operating
                                             Officer, Mercantile-Safe Deposit & Trust Co.;
                                             and President, Mercantile Bankshares Corp.


Jack M. Fields -- 1952             1997      Chief Executive Officer, Twenty First Century              Administaff
Trustee                                      Group, Inc. (government affairs company)



Carl Frischling -- 1937            1990      Partner, law firm of Kramer Levin Naftalis and             Cortland Trust,
Trustee                                      Frankel LLP Inc.                                           (registered
                                                                                                        investment
                                                                                                        company)

Prema Mathai-Davis -- 1950         1998      Formerly, Chief Executive Officer, YWCA of the             None
Trustee                                      USA


Lewis F. Pennock -- 1942           1988      Partner, law firm of Pennock & Cooper                      None
Trustee


Ruth H. Quigley -- 1935            2001      Retired                                                    None
Trustee

Louis S. Sklar -- 1939             1990      Executive Vice President, Development and                  None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)

OTHER OFFICERS

Gary T. Crum -- 1947               1991      Director and President, A I M Capital                      N/A
Senior Vice President                        Management, Inc.; Director and Executive Vice
                                             President, A I M Management Group Inc.; Director
                                             and Senior Vice President, A I M Advisors, Inc.;
                                             and Director, A I M Distributors, Inc. and
                                             AMVESCAP PLC

    NAME, YEAR OF BIRTH AND     TRUSTEE
           POSITION(S)           AND/OR                                                               OTHER
         HELD WITH THE           OFFICER                                                          DIRECTORSHIP(S)
              TRUST              SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
    ------------------------    --------     -------------------------------------------         ---------------

OTHER OFFICERS

Carol F. Relihan -- 1954           1988      Director, Senior Vice President, General Counsel           N/A
Senior Vice President and                    and Secretary, A I M Advisors, Inc. and A I M
Secretary                                    Management Group Inc.; Director, Vice President
                                             and General Counsel, Fund Management Company;
                                             and Vice President, A I M Fund Services, Inc.,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.

Melville B. Cox -- 1943            1992      Vice President and Chief Compliance Officer,               N/A
Vice President                               A I M Advisors, Inc. and A I M Capital Management,
                                             Inc.; and Vice President, A I M Fund Services,
                                             Inc.

Karen Dunn Kelley -- 1960          1992      Senior Vice President, A I M Capital Management,           N/A
Vice President                               Inc.; Director and President, Fund Management
                                             Company; and Vice President, A I M Advisors, Inc.



Dana R. Sutton -- 1959             1988      Vice President and Fund Treasurer, A I M                   N/A
Vice President and Treasurer                 Advisors, Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2001


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF EQUITY SECURITIES                TRUSTEE IN THE AIM FAMILY OF
 NAME OF TRUSTEE                               PER FUND                           FUNDS--REGISTERED TRADEMARK--
-----------------                 -----------------------------------           ------------------------------------

Robert H. Graham            High Yield                     $50,001 - $100,000              Over $100,000
                            Limited Maturity Treasury      Over $100,000
                            Money Market                   Over $100,000
                            Municipal Bond                 $50,001 - $100,000

Frank S. Bayley                                   - 0 -                                  $10,001 - $50,000

Bruce L. Crockett           High Yield                     $1 - $10,000                     $1 - $10,000



Owen Daly II(1)             Limited Maturity Treasury      Over $100,000                   Over $100,000(2)


Albert R. Dowden                                  - 0 -                                    Over $100,000

Edward K. Dunn, Jr.         Money Market                   $50,001 - $100,000              Over $100,000(2)


Jack M. Fields                                    - 0 -                                    Over $100,000(2)

Carl Frischling             High Yield II                  $50,001 - $100,000              Over $100,000(2)



Prema Mathai-Davis                                - 0 -                                    Over $100,000(2)

Lewis F. Pennock            High Yield                     $1 - $10,000                   $10,001 - $50,000
                            Money Market                   $1 - $10,000

Ruth H. Quigley                                   - 0 -                                     $1 -$10,000

Louis S. Sklar                                    - 0 -                                   Over $100,000(2)

--------------------
(1)      Mr. Daly retired as a trustee on December 31, 2001.

(2) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEES COMPENSATION TABLE



         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001:



                                                         RETIREMENT         ESTIMATED
                                        AGGREGATE         BENEFITS            ANNUAL                 TOTAL
                                      COMPENSATION        ACCRUED            BENEFITS             COMPENSATION
                                        FROM THE           BY ALL              UPON               FROM ALL AIM
      TRUSTEE                           TRUST(1)        AIM FUNDS(2)        RETIREMENT(3)           FUNDS(4)
------------------                    -------------    --------------      ---------------       --------------

Frank S. Bayley(6)                       $7,711              -0-              $75,000              $112,000

Bruce L. Crockett                        8,943         $  36,312               75,000               126,500

Owen Daly II(7)                           3,272           33,318               75,000               126,500

Albert R. Dowden                          8,943            3,193               75,000               126,500

Edward K. Dunn, Jr.                       8,943            8,174               75,000               126,500

Jack M. Fields                            8,913           19,015               75,000               126,000

Carl Frischling(8)                        8,913           54,394               75,000               126,000

Prema Mathai-Davis                        8,943           21,056               75,000               126,500

Lewis F. Pennock                          9,205           37,044               75,000               126,500

Ruth H. Quigley(6)                        7,741              -0-               75,000               112,500

Louis S. Sklar                            9,205           53,911               75,000               123,000

------------------


(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2002, including earnings, was $47,728.



(2) During the fiscal year ended July 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $8,680.


(3) Amounts shown assume each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.



(5) During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31,500.



(6) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.



(7)      Mr. Daly was a trustee until December 31, 2001, when he retired.



(8) During the fiscal year ended July 31, 2002, the Trust paid $40,617 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


         All information listed below is as of November 8, 2002.



AIM HIGH YIELD FUND


                                                    CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                  ------------------     -------------------     -------------------
NAME AND ADDRESS OF                               PERCENTAGE OWNED OF    PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                        RECORD                  RECORD                  RECORD
-------------------                               ------------------     -------------------     -------------------


Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                                  5.60%                  9.07%                   12.96%

Smith Barney House Account
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2483                                    --                   7.74%                    7.97%

AIM HIGH YIELD FUND II


                                                    CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                  -------------------    -------------------     -------------------
NAME AND ADDRESS OF                               PERCENTAGE OWNED OF    PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                        RECORD                  RECORD                  RECORD
-------------------                               -------------------    -------------------     -------------------



Charles Schwab & Co. Inc.
Reinvestment Account
101 Montgomery Street
San Francisco, CA  94104                                 5.08%                      --                      --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                                    --                    10.19%                  11.48%


AIM INCOME FUND


                                                  CLASS A SHARES     CLASS B SHARES      CLASS C SHARES     CLASS R SHARES
                                                 ----------------   -----------------   ----------------   ----------------
                                                 PERCENTAGE OWNED   PERCENTAGE OWNED    PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                     OF                 OF                  OF                 OF
PRINCIPAL HOLDER                                      RECORD             RECORD              RECORD             RECORD
-------------------                              ----------------   -----------------   ---------------    ----------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                                    --                6.00%             9.28%               --

A I M Advisors Inc.
Attn: David Hessel
11 Greenway Plaza, Ste 100
Houston, TX 77046                                          --                  --                --             99.82%*


*Owned of record and beneficially.

AIM INTERMEDIATE GOVERNMENT FUND


                                                  CLASS A SHARES     CLASS B SHARES      CLASS C SHARES       CLASS R SHARES
                                                 ----------------   -----------------    ----------------   ------------------
                                                 PERCENTAGE OWNED   PERCENTAGE OWNED     PERCENTAGE OWNED    PERCENTAGE OWNED
NAME AND ADDRESS OF                                     OF                 OF                  OF                   OF
PRINCIPAL HOLDER                                      RECORD             RECORD              RECORD               RECORD
-------------------                              ----------------   -----------------    ----------------   ------------------

ANTC Cust FBO
Dr. Isreal Englard DDS PSP
Dr. Isreal Englard TTEE FBO
Isreal Englard
314 5th St. Ste. 3
Lakewood, NJ 08701                                       --                 --                 --                13.71%

ANTC Cust FBO
Dr. Isreal Englard DDS MPP
314 5th St. Ste. 3
Lakewood, NJ 08701                                       --                 --                 --                12.94%

Delaney Clinic Professional Assoc.
  Inc. PSP
Dr. Lucio Margallo TTEE
FBO Lucio Margallo II
1115 East 5th
Mitchell, SD 57301                                       --                 --                 --                12.06%

Kenneth W. Malik SOLO 401k
Kenneth W. Malik TTEE FBO
Kenneth W. Malik
3536 Aeberle Rd.
E. New Market, MD  21631                                 --                 --                 --                10.99%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                               10.00%             12.21%             16.97%                  --

Roy F. Rodgers SOLO 401k
Roy F. Rodgers TTEE FBO
Roy F. Rodgers
692 Spann Rd.
Ward, SC  29166                                          --                 --                 --                 8.10%

AIM LIMITED MATURITY TREASURY FUND


                                                      CLASS A               CLASS A3             INSTITUTIONAL CLASS
                                                       SHARES                SHARES                    SHARES
                                                    ------------          ------------          ---------------------
                                                     PERCENTAGE            PERCENTAGE                PERCENTAGE
NAME AND ADDRESS OF                                   OWNED OF               OWNED OF                 OWNED OF
PRINCIPAL HOLDER                                       RECORD                 RECORD                  RECORD
                                                    ------------          ------------          ---------------------


ANTC Cust. Rollover IRA FBO
Susan E. Hopper
4349 N. Sunset Cliff Dr.
Tucson, AZ 85710                                        --                    16.23%                     --

ESOR Co.
Attn:  Trust Operations - Lynn Knight
P.O. Box 19006
Green Bay, WI 54307-9006                                --                      --                     19.26%

First Clearing Corporation
Dennis Suhre
724 Greenleaf Dr.
Monroeville, PA 15146-1134                              --                    6.18%                      --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                               8.07%                     --                       --

MUIR Co.
c/o Frost National Bank Texas
P.O. Box 2479
San Antonio, TX 78298                                   --                      --                     76.78%

Raymond James Assoc. Inc.
FBO Samek-Smith Mar
880 Carillon Pkwy
St. Petersburg, FL 33716                                --                    6.75%                      --

AIM MONEY MARKET FUND


                                               CASH RESERVE         CLASS B             CLASS C            CLASS R
                                                   SHARES            SHARES             SHARES             SHARES*
                                                -----------        ----------         -----------        ----------
                                                PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                              OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                                 RECORD              RECORD             RECORD             RECORD
-------------------                             -----------        ----------         -----------        ----------


A I M Advisors, Inc.
Attn: David Hessel
11 Greenway Plaza, Ste. 100
Houston, TX 77046                                  --                  --                 --             100.00%*

Martin Oliner PC
Defined Benefit Pension Plan
DTD 04/01/1982 Martin
   Oliner TTEE 950 3rd Ave.
New York, NY  10022--2705                          --                  --                 --              66.16%*

Martin Oliner PC
Money Purchase Plan DTD
   04/01/82
Martin Oliner TTEE
950 3rd Ave.
New York, NY 10022-2705                            --                  --                 --              11.58%

Sierra Conveyor Co. Inc. 401K PSP
Marjorie J. or Daniel Watson
   TTEES
FBO Daniel P. Watson DTD 07/01/94
P.O. Box 1382
Roseville, CA 95678                                --                  --                 --               7.50%

Smith Barney House Acct.
Attn: Cindy Tempesta
333 West 34th St., 7th Floor
New York, NY 10001-2483                            --                6.20%                --                 --


* Owned of record and beneficially.

AIM MUNICIPAL BOND FUND


                                                     CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
                                                     --------------          --------------         --------------
                                                        PERCENTAGE              PERCENTAGE            PERCENTAGE
NAME AND ADDRESS OF                                     OWNED OF                OWNED OF               OWNED OF
PRINCIPAL HOLDER                                         RECORD                  RECORD                 RECORD
-------------------                                  --------------          --------------         --------------


Robert A. Merkel & Margaret M. Merkel
TTEES Robert A. Merkel & Margaret M. Merkel
Trust Dtd. 05/27/94
5118 S. 288th Pl.
Auburn, WA  98001                                          --                      --                    6.04%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                                    --                    9.09%                  11.63%

Smith  Barney House Acct.
Attn: Cindy  Tempesta
333 West 34th St., 7th Floor
New York, NY 10001-2483                                    --                    7.18%                   6.78%


AIM SHORT TERM BOND FUND


                                                     CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
                                                     --------------          --------------         --------------
                                                        PERCENTAGE              PERCENTAGE            PERCENTAGE
NAME AND ADDRESS OF                                     OWNED OF                OWNED OF               OWNED OF
PRINCIPAL HOLDER                                         RECORD                  RECORD                 RECORD
-------------------                                  --------------          --------------         --------------



Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998                                N/A                     N/A                    5.64%

AIM TOTAL RETURN BOND FUND


                                                     CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
                                                     --------------          --------------         --------------
                                                        PERCENTAGE              PERCENTAGE            PERCENTAGE
NAME AND ADDRESS OF                                     OWNED OF                OWNED OF               OWNED OF
PRINCIPAL HOLDER                                         RECORD                  RECORD                 RECORD
-------------------                                  --------------          --------------         --------------



A I M Advisors Inc.
Attn: David Hessel
11 Greenway Plaza, Ste 1919
Houston, TX 77046                                          --                      --                   21.18%*

Donaldson Lufkin Jenrette
Securities  Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998                             11.54%                     --                      --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                                    --                    6.03%                   5.91%


* Owned of record and beneficially.

MANAGEMENT OWNERSHIP


         As of November 8, 2002, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except that the trustees and officers as a group owned 2.39% of Class A shares of AIM High Yield Fund II, 1.22% of AIM Cash Reserve Shares and 4.18% of Class A shares of AIM Municipal Bond Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES


For the last three fiscal years ended July 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:




       FUND NAME                                      2002                                    2001
                                      -------------------------------------   ------------------------------------
                                                                    NET                                    NET
                                      MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT
                                      FEE PAYABLE  FEE WAIVERS    FEE PAID    FEE PAYABLE  FEE WAIVERS   FEE PAID
                                      -----------  -----------   ----------   -----------  -----------  ----------

AIM High
Yield Fund                            $6,811,857   $   (6,338)   $6,805,519   $9,230,307   $     (835)  $9,229,472

AIM High
Yield Fund II                            673,657         (409)      673,248      846,144     (228,922)     617,222

AIM Income Fund                        2,544,570       (1,176)    2,543,394    2,549,509         (109)   2,549,400

AIM Intermediate
Government Fund                        3,328,024      (28,397)    3,299,627    2,247,495       (1,187)   2,246,308

AIM Limited Maturity
Treasury Fund                          1,200,432          N/A     1,200,432      712,990          N/A      712,990

AIM Money Market Fund                  9,087,854          N/A     9,087,854    7,202,907          N/A    7,202,907

AIM Municipal Bond Fund                2,040,421          N/A     2,040,421    1,729,991          N/A    1,729,991

AIM Short Term Bond Fund(2)                  N/A          N/A           N/A          N/A          N/A          N/A

AIM Total Return Bond Fund(3)             26,520      (46,520)        $ -0-          N/A          N/A          N/A

       FUND NAME                                      2000(1)
                                       -------------------------------------
                                                                    NET
                                       MANAGEMENT    MANAGEMENT   MANAGEMENT
                                       FEE PAYABLE   FEE WAIVERS  FEE PAID
                                       -----------   -----------  ----------

AIM High
Yield Fund                             $7,537,550          N/A   $7,537,550

AIM High
Yield Fund II                             366,416   $ (251,914)     114,502

AIM Income Fund                         1,512,830          N/A    1,512,830

AIM Intermediate
Government Fund                         1,513,654           NA    1,513,654

AIM Limited Maturity
Treasury Fund                              70,741           NA      705,741

AIM Money Market Fund                   4,041,617          N/A    4,041,617

AIM Municipal Bond Fund                   953,308           NA      953,308

AIM Short Term Bond Fund(2)                   N/A          N/A          N/A

AIM Total Return Bond Fund(3)                 N/A          N/A          N/A




(1) AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were in a different registrant prior to June 1, 2000; therefore, the reporting period for these funds was from January 1, 2000 through July 31, 2000.



(2)      Commenced operations on August 30, 2002.



(3)      Commenced operations on December 31, 2001.

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES



         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended July 31:



           FUND NAME                          2002            2001          2000(1)
                                           ------------   ------------   ------------

AIM High Yield Fund                        $    205,198   $    168,568   $    107,029


AIM High Yield Fund II                           50,000         50,000         45,890


AIM Income Fund                                 131,802        123,589         72,169


AIM Intermediate Government Fund                158,838        120,488         63,465


AIM Limited Maturity Treasury Fund              122,783         81,565         80,566


AIM Money Market Fund                           251,839        150,215
                                                                               83,475

AIM Municipal Bond Fund                         112,021         96,500         53,056

AIM Short Term Bond Fund(2)                         N/A            N/A            N/A

AIM Total Return Bond Fund(3)                    29,178            N/A            N/A



(1) AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were in a different registrant prior to June 1, 2000; therefore, the reporting for these funds was from January 1, 2000 through July 31, 2000.



(2)      Commenced operations on August 30, 2002.



(3)      Commenced operations on December 31, 2001.

                                   APPENDIX G

                              BROKERAGE COMMISSIONS



Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended July 31 were as follows:





                  FUND                          2002              2001             2000(2)
                  ----                     ---------------   ---------------   ---------------

AIM High Yield Fund(3)                     $        72,345   $         3,642   $         2,882
AIM High Yield Fund II(4)                           20,409            17,229             2,868
AIM Income Fund(3)                                   1,549            10,514             8,000
AIM Intermediate Government Fund                       -0-               -0-               -0-
AIM Limited Maturity Treasury Fund                     -0-               -0-               -0-
AIM Money Market Fund                                  -0-               -0-               -0-
AIM Municipal Bond Fund                                -0-               -0-               -0-
AIM Short Term Bond Fund(5)                            N/A               N/A               N/A
AIM Total Return Bond Fund(6)                          -0-               N/A               N/A



(1) Disclosure regarding brokerage commissions paid on agency trades and designated as such on the trade confirm.



(2) AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were in a different registrant prior to June 1, 2000; therefore, the reporting period for these funds was from January 1, 2000 through July 31, 2000.



(3) The variation in brokerage commission paid to AIM High Yield Fund and AIM Income Fund for the fiscal year ended July 31, 2002, as compared to the two prior fiscal years, was due to an increase in equity trading activity in the funds on which commissions were paid.



(4) The variation in brokerage commission paid to AIM High Yield Fund II for the fiscal year ended July 31, 2001, as compared to the prior fiscal year, was due to an increase in equity trading activity in the funds on which commissions were paid.



(5)      Commenced operations on August 30, 2002.



(6)      Commenced operations on December 31, 2001.

                                   APPENDIX H

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS



         During the last fiscal year ended July 31, 2002, none of the Funds, except AIM High Yield Fund, paid directed brokerage commissions. AIM High Yield Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:



                                                                            Related
     Fund                                 Transactions                Brokerage Commissions
     ----                                 ------------                ---------------------
AIM High Yield Fund                         $541,954                          $22,378



         During the last fiscal year ended July 31, 2002, none of AIM High Yield Fund, AIM High Yield Fund II, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Municipal Bond Fund or AIM Short Term Bond Fund purchased securities of their "regular" brokers or dealers.



         During the last fiscal year ended July 31, 2002, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:




              Fund                                Security                               Market Value
              ----                                --------                               ------------
AIM Income Fund
         Lehman Brothers Holdings Inc.            Medium Term Discount Notes            $   1,189,116
         Salomon Smith Barney Holdings Inc.       Unsecured Notes                           3,496,481
         Fidelity Investments                     Bonds                                     4,287,038

AIM Money Market Fund
         Credit Suisse First Boston               Floating Rate Notes                   $  33,000,000
         Goldman Sachs Group, Inc.                Promissory Notes                             75,000
         Merrill Lynch Mortgage Capital, Inc.     Master Notes                             70,000,000
         Morgan Stanley Dean Witter & Co.         Master Notes                             80,000,000

AIM Total Return Bond Fund
         Fidelity Investments                     Bonds                                 $     215,700
         Lehman Brothers Holdings Inc.            Notes                                        62,501

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS



         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2002 were as follows:




                                             CLASS A(1)    CLASS B      CLASS C      CLASS R
FUND                                           SHARES      SHARES       SHARES       SHARES
                                             ----------   ----------   ----------   ----------

AIM High Yield Fund                          $1,478,678   $6,539,461   $  683,287          N/A
AIM High Yield Fund II                          103,290      543,124      121,566          N/A
AIM Income Fund(2)                              797,679    2,361,879      431,875   $        8
AIM Intermediate Government Fund(2)             913,667    3,744,307      823,922           14
AIM Limited Maturity Treasury Fund(3)           921,799          N/A          N/A          N/A
AIM Money Market Fund(2)                      2,735,865    5,230,124    1,002,104            9
AIM Municipal Bond Fund                         853,515      947,150      239,843          N/A
AIM Short Term Bond Fund(4)                         N/A          N/A          N/A          N/A
AIM Total Return Bond Fund(5)                     5,039       23,688        9,195          N/A



(1)      For AIM Cash Reserve Shares of AIM Money Market Fund



(2)      Class R shares commenced operations on June 3, 2002.



(3) Information on Class A3 shares is not reflected in the table above since Class A3 shares commenced operations on October 31, 2002.



(4)      Commenced operations on August 30, 2002



(5)      Commenced operations on December 31, 2001.

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares (for AIM Money Market Fund, AIM Cash Reserve Shares) of the Funds during the fiscal year ended July 31, 2002 follows:




                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------

AIM High Yield Fund                      $          0   $          0   $          0   $        -0-   $  1,478,678
AIM High Yield II Fund                              0              0              0            -0-        103,290
AIM Income Fund                                     0              0              0            -0-        797,679
AIM Intermediate Government Fund                    0              0              0            -0-        913,667
AIM Limited Maturity Treasury Fund                  0              0              0            -0-        921,799
AIM Money Market Fund                               0              0              0            -0-      2,735,865
AIM Municipal Bond Fund                             0              0              0            -0-        853,515
AIM Total Return Bond Fund(1)                     N/A            N/A            N/A            N/A          5,039



         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the fiscal year ended July 31, 2002 follows:




                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------


AIM High Yield Fund                      $     57,514   $      6,101   $     19,814   $  4,904,596   $  1,551,436
AIM High Yield Fund II                          7,861            922          2,928        407,343        124,070
AIM Income Fund                                31,746          3,278         11,208      1,771,409        544,238
AIM Intermediate Government Fund               64,586          6,990         22,082      2,808,230        842,419
AIM Limited Maturity Treasury Fund                N/A            N/A            N/A            N/A            N/A
AIM Money Market Fund                          65,709          6,840         22,110      3,922,594      1,212,871
AIM Municipal Bond Fund                        15,354          1,672          4,664        710,362        215,118
AIM Total Return Bond Fund(1)                   2,604            572          (-0-)         17,766          2,746



         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended July 31, 2002 follows:




                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------


AIM High Yield Fund                      $     16,362   $      1,703   $      6,022   $    121,292   $    537,908
AIM High Yield Fund II                            -0-            -0-            -0-         25,457         96,109
AIM Income Fund                                14,169          1,520          4,828        112,240        299,118
AIM Intermediate Government Fund               29,820          3,200         10,160        223,525        557,217
AIM Limited Maturity Treasury Fund                N/A            N/A            N/A            N/A            N/A
AIM Money Market Fund                          41,874          4,477         14,697        318,808        622,248
AIM Municipal Bond Fund                        10,738          1,062          3,371         80,913        143,759
AIM Short Term Bond Fund(2)                       N/A            N/A            N/A            N/A            N/A
AIM Total Return Bond Fund(1)                   1,700            373          (-0-)          6,219            903



(1)   Commenced operations on December 31, 2001.



(2)   Commenced operations on August 30, 2002.



         Class R shares of AIM Income Fund, AIM Intermediate Government Fund and AIM Money Market Fund commenced operations on June 3, 2002. The fees paid by Class R shares of the Funds for the above noted categories during the fiscal year ended July 31, 2002 were $8.00, $14.00 and $9.00, respectively. Class A3 shares of AIM Limited Maturity Treasury Fund commenced operations on October 31, 2002.

                                   APPENDIX K

                               TOTAL SALES CHARGES



         The following chart reflects the total sales charges paid in connection with the sale of Class A shares (for AIM Money Market Fund, AIM Cash Reserve Shares) of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended July 31:



                                                   2002                     2001                    2000(1)
                                         -----------------------   -----------------------   -----------------------

                                           SALES         AMOUNT       SALES       AMOUNT       SALES        AMOUNT
                                          CHARGES       CHARGES      CHARGES     RETAINED     CHARGES      RETAINED
                                         ----------   ----------   ----------   ----------   ----------   ----------

AIM High Yield Fund                      $  900,144   $  163,249   $2,210,223   $  388,238   $1,492,443   $  265,022
AIM High Yield Fund II                      154,998       28,179      632,930      112,921      989,320      177,396
AIM Income Fund                             719,480      130,523    1,331,391      241,096      777,478      133,679
AIM Intermediate Government Fund          1,659,371      300,212    1,265,501      215,039      582,038      103,411
AIM Limited Maturity Treasury Fund        1,032,517      262,205      417,964      100,352      219,047       57,087
AIM Money Market Fund                           N/A          N/A          N/A          N/A          N/A          N/A
AIM Municipal Bond Fund                     370,282       67,279      524,615       94,615      167,101       33,406
AIM Total Return Bond Fund(2)                76,644       13,297          N/A          N/A          N/A          N/A



(1) AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund, AIM Municipal Bond Fund were in a different registrant prior to June 1, 2000; therefore the reporting period for these funds was from January 1, 2000 through July 31, 2000.



(2)      Commenced operations on December 31, 2001.



         The following chart reflects the contingent deferred sales charges paid by Class A (for AIM Money Market Fund, AIM Cash Reserve Shares), Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended July 31:




                                              2002         2001*          2000(1)
                                         ------------   ------------   ------------

AIM High Yield Fund                      $    287,974   $    105,346   $    136,582
AIM High Yield Fund II                          5,979         14,684         15,557
AIM Income Fund                                73,150         52,982         23,462
AIM Intermediate Government Fund              283,571        209,395         44,911
AIM Limited Maturity Treasury Fund             82,921            N/A            N/A
AIM Money Market Fund                       5,957,473      2,800,220        740,774
AIM Municipal Bond Fund                        97,058         25,351         31,486
AIM Short Term Bond Fund(2)*                      N/A            N/A            N/A
AIM Total Return Bond Fund(3)                      14            N/A            N/A



(1) AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund, AIM Municipal Bond Fund were in a different registrant prior to June 1, 2000; therefore the reporting period for these funds was from January 1, 2000 through July 31, 2000.



(2)      Commenced operations on August 30, 2002.



(3)      Commenced operations on December 31, 2001.

                                   APPENDIX L

                                PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURNS


The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      -------------------------------
                                                                          SINCE     INCEPTION
         CLASS A SHARES:              1 YEAR     5 YEARS     10 YEARS   INCEPTION     DATE
         --------------               ------     -------     --------   ---------   ---------
AIM High Yield Fund                   -19.24%     -9.36%       0.70%         --%     07/11/78
AIM High Yield Fund II                -21.24        N/A         N/A       -5.64      09/30/98
AIM Income Fund                        -8.55      -0.04        4.40          --      05/03/68
AIM Intermediate Government Fund        2.32       5.00        5.39          --      04/28/87
AIM Limited Maturity Treasury Fund      4.87       5.51        5.23          --      12/15/87
AIM Municipal Bond Fund                 0.12       3.57        4.67          --      03/28/77
AIM Total Return Bond Fund               N/A        N/A         N/A         N/A      12/31/01



         The average annual total return for AIM Cash Reserve Shares of AIM Money Market Fund for the one year period ended July 31, 2002, was 1.42%; for the five year period ended July 31, 2002, was 4.01%; and since inception (October 16, 1993), was 4.10%.



         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      -------------------------------     SINCE     INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS     10 YEARS   INCEPTION     DATE
         --------------               ------     -------     --------   ---------   ---------

AIM High Yield Fund                   -19.53%     -9.39%        N/A       -1.23%     09/01/93
AIM High Yield Fund II                -21.73        N/A         N/A       -7.72      11/20/98
AIM Income Fund                        -9.25      -0.12         N/A        2.73      09/07/93
AIM Intermediate Government Fund        1.58       4.92         N/A        4.86      09/07/93
AIM Municipal Bond Fund                -0.95       3.38         N/A        3.98      09/01/93
AIM Total Return Bond Fund               N/A        N/A         N/A         N/A      12/31/01

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                        ----------------------------     SINCE     INCEPTION
         CLASS C SHARES:                1 YEAR    5 YEARS   10 YEARS   INCEPTION      DATE
         --------------                 ------    -------   --------   ---------   ---------

AIM High Yield Fund                     -16.54%      N/A       N/A       -9.21%     08/04/97
AIM High Yield Fund II                  -18.77       N/A       N/A       -7.20      11/20/98
AIM Income Fund                          -5.66       N/A       N/A        0.36      08/04/97
AIM Intermediate Government Fund          5.48       N/A       N/A        5.38      08/04/97
AIM Municipal Bond Fund                   3.19       N/A       N/A        3.75      08/04/97
AIM Short Term Bond Fund                   N/A       N/A       N/A         N/A      08/30/02
AIM Total Return Bond Fund                 N/A       N/A       N/A         N/A      12/31/01



         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002*
                                      --------------------------------     SINCE       INCEPTION
         CLASS R SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE**
         --------------               ------      -------     --------    ---------    ---------

AIM Income Fund                       -4.29%       0.68%        4.65%         --       05/03/68
AIM Intermediate Government Fund       7.01        5.74         5.63          --       04/28/87
AIM Money Market Fund                  1.16        3.75          N/A        3.84       10/16/93



* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to June 3, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.



** The inception date shown in the table is that of AIM Income Fund's and AIM Intermediate Government Fund's Class A shares and AIM Money Market Fund's Cash Reserve Shares. The inception date of the Fund's Class R shares is June 3, 2002.



CUMULATIVE TOTAL RETURNS



         The cumulative total returns (including sales load) for each Fund with respect to its Class A shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      --------------------------------      SINCE      INCEPTION
         CLASS A SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION       DATE
         --------------               ------      -------     --------    ---------    ----------

AIM High Yield Fund                   -19.24%     -38.83%       7.20%          --%      07/11/78
AIM High Yield Fund II                -21.24         N/A         N/A       -19.95       09/30/98
AIM Income Fund                        -8.55       -0.21       53.79           --       05/03/68
AIM Intermediate Government Fund        2.32       27.62       69.10           --       04/28/87
AIM Limited Maturity Treasury Fund      4.87       30.78       66.45           --       12/15/87
AIM Municipal Bond Fund                -0.12       18.83       57.78           --       03/28/77
AIM Total Return Bond Fund               N/A         N/A         N/A        -0.87       12/31/01

         The cumulative total returns for AIM Cash Reserves Shares of AIM Money Market Fund for the one-year period ended July 31, was 1.42%; and for the five-year period ended July 31, was 21.74%; and since inception was 42.41%.



         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each of the named Funds' Class B shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      --------------------------------      SINCE      INCEPTION
         CLASS B SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION       DATE
         --------------               ------      -------     --------    ---------    ----------

AIM High Yield Fund                   -19.53%     -38.91%        N/A        -10.48%     09/01/93
AIM High Yield Fund II                -21.73         N/A         N/A        -25.66      11/20/98
AIM Income Fund                        -9.25       -0.59         N/A         27.08      09/07/93
AIM Intermediate Government Fund        1.58       27.15         N/A         52.49      09/07/93
AIM Municipal Bond Fund                -0.95       18.07         N/A         41.59      09/01/93
AIM Total Return Bond Fund*              N/A         N/A         N/A         -1.35      12/31/01



         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each of the named Funds' Class C shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      --------------------------------      SINCE      INCEPTION
         CLASS C SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION       DATE
         --------------               ------      -------     --------    ---------    ----------

AIM High Yield Fund                   -16.54%       N/A          N/A       -38.25%       08/04/97
AIM High Yield Fund II                -18.77        N/A          N/A       -24.11        11/20/98
AIM Income Fund                        -5.66        N/A          N/A         1.80        08/04/97
AIM Intermediate Government Fund        5.48        N/A          N/A        29.87        08/04/97
AIM Municipal Bond Fund                 3.19        N/A          N/A        20.14        08/04/97
AIM Short Term Bond Fund                 N/A        N/A          N/A          N/A        08/30/02
AIM Total Return Bond Fund               N/A        N/A          N/A         2.65        12/31/01



         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      --------------------------------      SINCE      INCEPTION
         CLASS R SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION       DATE
         --------------               ------      -------     --------    ---------    ----------

AIM Income Fund                        -4.29         3.42       57.52         --        05/03/68
AIM Intermediate Government Fund       7.01         32.18       72.90         --        04/28/87
AIM Money Market Fund                  1.16         20.22       39.32         --        10/16/93



* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.



** The inception date shown in the table is that of the AIM Income Fund's and AIM Intermediate Government Fund's Class A shares and AIM Money Market Fund's Cash Reserve Shares. The inception date of the Fund's Class R shares is June 3, 2002.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION)


         The average annual total returns (after taxes on distributions and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                               PERIODS ENDED
                                               JULY 31, 2002
                                      --------------------------------      SINCE      INCEPTION
         CLASS A SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION       DATE
         --------------               ------      -------     --------    ---------    ----------
AIM High Yield Fund                     -22.82%   -13.15%      -3.33%          --%       07/11/78
AIM High Yield Fund II                  -24.45       N/A         N/A        -9.75        09/30/98
AIM Income Fund                         -10.78     -2.68        1.52           --        05/03/68
AIM Intermediate Government Fund          0.38      2.50        2.74           --        04/28/87
AIM Limited Maturity Treasury Fund        3.61      3.59        3.24           --        12/15/87
AIM Municipal Bond Fund                  -0.12      3.50        4.58           --         3/28/77
AIM Total Return Bond Fund                 N/A       N/A         N/A          N/A        12/31/01



         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:




                                                        PERIODS ENDED
                                                        JULY 31, 2002
                                              ---------------------------------      SINCE          INCEPTION
    CLASS B SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION          DATE
    --------------                            ------       -------     --------    ---------        ---------
AIM High Yield Fund                           -23.05%      -12.95%        N/A       -4.94%           09/01/93
AIM High Yield Fund II                        -24.83          N/A         N/A      -11.54            11/20/98
AIM Income Fund                               -11.30        -2.47         N/A        0.17            09/07/93
AIM Intermediate Government Fund               -0.14         2.71         N/A        2.50            09/07/93
AIM Municipal Bond Fund                        -0.95         3.37         N/A        3.91            09/01/93
AIM Total Return Bond Fund                       N/A          N/A         N/A         N/A            12/31/01



         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:




                                                         PERIODS ENDED
                                                         JULY 31, 2002
                                               ---------------------------------      SINCE       INCEPTION
     CLASS C SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION       DATE
     --------------                            ------       -------     --------    ---------     ---------
AIM High Yield Fund                            -20.07%        N/A         N/A        -12.74%      08/04/97
AIM High Yield Fund II                         -21.86         N/A         N/A        -10.96       11/20/98
AIM Income Fund                                 -7.72         N/A         N/A         -1.98       08/04/97
AIM Intermediate Government Fund                 3.76         N/A         N/A          3.19       08/04/97
AIM Municipal Bond Fund                          3.19         N/A         N/A          3.74       08/04/97
AIM Short Term Bond Fund                          N/A         N/A         N/A           N/A       08/30/02
AIM Total Return Bond Fund                        N/A         N/A         N/A           N/A       12/31/01

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:




                                                         PERIODS ENDED
                                                         JULY 31, 2002
                                               ---------------------------------      SINCE       INCEPTION
     CLASS A SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION       DATE
     --------------                            ------       -------     --------    ---------     ---------
AIM High Yield Fund                            -11.56%      -8.31%       -0.88%         --%       07/11/78
AIM High Yield Fund II                         -12.78         N/A          N/A       -5.86        09/30/98
AIM Income Fund                                 -5.21       -1.25         2.13          --        05/03/68
AIM Intermediate Government Fund                 1.37        2.71         2.93          --        04/28/87
AIM Limited Maturity Treasury Fund               2.96        3.44         3.18          --        12/15/87
AIM Municipal Bond Fund                          1.69        3.76         4.71          --        03/28/77
AIM Total Return Bond Fund                       N/A          N/A          N/A         N/A        12/31/01



         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:




                                                         PERIODS ENDED
                                                         JULY 31, 2002
                                               ---------------------------------      SINCE       INCEPTION
     CLASS C SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION       DATE
     --------------                            ------       -------     --------    ---------     ---------
AIM High Yield Fund                            -11.73%      -8.24%        N/A        -2.21%       09/01/93
AIM High Yield Fund II                         -13.09         N/A         N/A        -7.32        11/20/98
AIM Income Fund                                 -5.64       -1.17         N/A         0.95        09/07/93
AIM Intermediate Government Fund                 0.93        2.81         N/A         2.66        09/07/93
AIM Municipal Bond Fund                          0.97        3.54         N/A         4.12        09/01/93
AIM Total Return Bond Fund                         N/A        N/A         N/A          N/A        12/31/01



         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:




                                                         PERIODS ENDED
                                                         JULY 31, 2002
                                               ---------------------------------      SINCE       INCEPTION
     CLASS C SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION       DATE
     --------------                            ------       -------     --------    ---------     ---------
AIM High Yield Fund                             -9.90%         N/A         N/A       -8.10%       08/04/97
AIM High Yield Fund II                         -11.27          N/A         N/A       -6.91        11/20/98
AIM Income Fund                                 -3.44          N/A         N/A        0.78        08/04/97
AIM Intermediate Government Fund                 3.32          N/A         N/A        3.20        08/04/97
AIM Municipal Bond Fund                          3.52          N/A         N/A        3.84        08/04/97
AIM Short Term Bond Fund                          N/A          N/A         N/A         N/A             N/A
AIM Total Return Bond Fund                        N/A          N/A         N/A         N/A        12/31/01

YIELDS

         The 30-day yields for each of the named Funds are as follows:



                                                         30 DAYS ENDED
                                                         JULY 31, 2002
                                          -----------------------------------------
                                          CLASS A           CLASS B         CLASS C           CLASS R
                                          -------           -------         -------           -------
AIM High Yield Fund                        10.64%           10.37%           10.37%             N/A
AIM High Yield Fund II                      9.49             9.18             9.18              N/A
AIM Income Fund                             6.58             6.13             6.13             6.72%
AIM Intermediate Government Fund            4.17             3.64             3.64             4.13
AIM Municipal Bond Fund                     3.74             3.18             3.18              N/A
AIM Short Term Bond Fund*                    N/A              N/A              N/A              N/A
AIM Total Return Bond Fund**                2.93             2.31             2.31              N/A


* Commenced operations on August 30, 2002.

** Commenced operations on December 31, 2001.

         The tax equivalent yield, assuming a tax rate of 38.6% for Class A shares, Class B shares and Class C shares of AIM Municipal Bond Fund are as follows:



                                                     TAX-EQUIVALENT YIELD
                                                        JULY 31, 2002
                                           -------------------------------------
                                           CLASS A         CLASS B       CLASS C
                                           -------         -------       -------
AIM Municipal Bond Fund                     6.09%           5.18%         5.18%



         The 7-day annualized yield for AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares of AIM Money Market Fund are as follows:




                                                        7 DAYS ENDED
                                                       JULY 31, 2002
                                       ----------------------------------------        -------
                                       CASH RESERVE       CLASS B       CLASS C        CLASS R
                                       ------------       -------       -------        -------
AIM Money Market Fund                      0.87%           0.10%         0.11%           0.59%



DISTRIBUTION RATES


         The distribution rates for each of the named Funds are as follows:



                                                         30 DAYS ENDED
                                                         JULY 31, 2002
                                            ---------------------------------------
         30-DAY:                            CLASS A         CLASS B         CLASS C          CLASS R
         -------                            -------         -------         -------          -------
AIM High Yield Fund                         11.08%          10.81%          10.84%             N/A
AIM High Yield Fund II                       8.98            8.54            8.54              N/A
AIM Income Fund                              6.64            6.18            6.19             6.68
AIM Intermediate Government Fund             4.74            4.25            4.27             4.72
AIM Limited Maturity Treasury Fund            N/A             N/A             N/A              N/A
AIM Municipal Bond Fund                      4.47            3.94            3.95              N/A
AIM Short Term Bond Fund*                     N/A             N/A             N/A              N/A
AIM Total Return Bond Fund**                 3.81            3.24            3.24              N/A


                                                        12 MONTHS ENDED
                                                         JULY 31, 2002
                                            ---------------------------------------
         30-DAY:                            CLASS A         CLASS B         CLASS C
         -------                            -------         -------         -------
AIM High Yield Fund                          13.45%          13.17%          13.21%
AIM High Yield Fund II                       12.68           12.33           12.33
AIM Income Fund                               6.87            6.38            6.40
AIM Intermediate Government Fund              4.67            4.15            4.17
AIM Limited Maturity Treasury Fund            3.06              NA             N/A
AIM Municipal Bond Fund                       4.48            3.95            3.96
AIM Short Term Bond Fund*                      N/A             N/A             N/A
AIM Total Return Bond Fund**                   N/A             N/A             N/A




 *  Commenced operations on August 30, 2002.



**  Commenced operations on December 31, 2001.

                              FINANCIAL STATEMENTS





                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Yield Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BONDS & NOTES-95.32%

AEROSPACE & DEFENSE-1.10%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $ 8,135,000   $  8,501,075
-------------------------------------------------------------------------
Sequa Corp.-Class A, Sr. Unsec. Notes, 9.00%,
  08/01/09                                       1,770,000      1,770,000
=========================================================================
                                                               10,271,075
=========================================================================

AIRLINES-1.02%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               5,445,000      3,566,475
-------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                         7,780,000      6,029,500
=========================================================================
                                                                9,595,975
=========================================================================

ALUMINUM-0.33%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(a)                             3,115,000      3,068,275
=========================================================================

APPAREL RETAIL-2.00%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                               8,945,000      9,481,700
-------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                       5,325,000      5,245,125
-------------------------------------------------------------------------
Mothers Work, Inc., Sr. Notes, 11.25%,
  08/01/10                                       4,010,000      3,991,999
=========================================================================
                                                               18,718,824
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.94%

Perry Ellis International, Inc., Sr. Sec.
  Notes, 9.50%, 03/15/09 (Acquired 03/15/02;
  Cost $1,765,203)(b)                            1,810,000      1,837,150
-------------------------------------------------------------------------
Russell Corp., Sr. Notes, 9.25%, 05/01/10(a)     2,640,000      2,719,200
-------------------------------------------------------------------------
Samsonite Corp., Sr. Unsec. Sub. Notes,
  10.75%, 06/15/08                                 150,000        125,250
-------------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                   3,805,000      4,109,400
=========================================================================
                                                                8,791,000
=========================================================================

AUTO PARTS & EQUIPMENT-1.33%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08              8,880,000      9,368,400
-------------------------------------------------------------------------
Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                      425,000        429,250
-------------------------------------------------------------------------
Intermet Corp., Sr. Notes, 9.75%, 06/15/09(a)    2,670,000      2,670,000
-------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                                23,770,000          2,377
=========================================================================
                                                               12,470,027
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


BANKS-0.40%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $ 3,845,000   $  3,748,875
=========================================================================

BROADCASTING & CABLE TV-13.07%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Notes, 10.88%, 09/30/04    12,355,000     12,231,450
-------------------------------------------------------------------------
Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(d)                                    4,220,000      1,371,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(d)          9,595,000      3,118,375
-------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                               6,960,000      7,482,000
-------------------------------------------------------------------------
Charter Communications Holdings, LLC/
  Charter Communications Holdings
  Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(e)    25,190,000     10,957,650
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        3,975,000      2,643,375
-------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 7.65%, 09/15/10                  3,590,000      3,379,411
-------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Deb., 11.20%, 11/15/07           9,395,000      8,314,575
-------------------------------------------------------------------------
Corus Entertainment Inc. (Canada), Sr. Unsec.
  Sub. Yankee Notes, 8.75%, 03/01/12             2,135,000      2,124,325
-------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                4,200,000      3,297,000
-------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                               4,605,000      4,420,800
-------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Notes,
  10.25%, 11/01/07                               1,959,044      2,071,689
-------------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                               6,435,000      5,373,225
-------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(e)                    18,240,000      5,426,400
-------------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(e)                            6,135,000      5,797,575
-------------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                       8,140,000      5,657,300
-------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09             17,740,000      3,326,250
-------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                         7,700,000      3,580,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 12.50%, 08/01/07            14,500,000      7,177,500
-------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                    6,595,000      6,644,462
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $ 5,070,000   $  5,146,050
-------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 8.75%, 12/15/11               4,410,000      4,432,050
-------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09               3,409,000      3,340,820
-------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(c)                           12,385,000      1,114,650
-------------------------------------------------------------------------
  11.50%, 02/01/10(c)                            8,200,000        738,000
-------------------------------------------------------------------------
Young Broadcasting Inc.,
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 01/15/06                                  785,000        722,200
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 12/15/08    2,630,000      2,643,150
=========================================================================
                                                              122,532,282
=========================================================================

BUILDING PRODUCTS-2.43%

Associated Materials Inc., Sr. Unsec. Sub.
  Notes, 9.75%, 04/15/12(a)                      1,780,000      1,824,500
-------------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                   2,660,000      2,673,300
-------------------------------------------------------------------------
Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                               9,930,000      9,582,450
-------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        8,720,000      8,720,000
=========================================================================
                                                               22,800,250
=========================================================================

CASINOS & GAMBLING-4.76%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                        7,925,000      8,519,375
-------------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09         5,000,000      5,275,000
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.75%, 04/15/12         4,450,000      4,527,875
-------------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                               4,450,000      4,628,044
-------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                        6,075,000      6,591,375
-------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        4,630,000      5,000,400
-------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               1,370,000      1,370,000
-------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                         5,235,000      5,117,212
-------------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10(a)                     3,565,000      3,582,825
=========================================================================
                                                               44,612,106
=========================================================================

COMMODITY CHEMICALS-0.62%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                        3,590,000      3,482,300
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

COMMODITY CHEMICALS-(CONTINUED)

Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                       $ 2,225,000   $  2,306,613
=========================================================================
                                                                5,788,913
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.05%

Seagate Technology LLC, Sr. Notes, 8.00%,
  05/15/09(a)                                      480,000        464,400
=========================================================================

CONSTRUCTION & ENGINEERING-1.04%

Schuff International Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08                  11,125,000      9,734,375
=========================================================================

CONSTRUCTION MATERIALS-0.73%

Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                        7,120,000      6,835,200
=========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.46%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                                4,260,000      4,281,300
=========================================================================

DISTILLERS & VINTNERS-0.27%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12        2,430,000      2,515,050
=========================================================================

DISTRIBUTORS-0.09%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                  810,000        830,250
=========================================================================

DIVERSIFIED CHEMICALS-1.58%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08        4,630,000      4,259,600
-------------------------------------------------------------------------
Huntsman International LLC, Sr. Notes, 9.88%,
  03/01/09(a)                                    5,455,000      5,509,550
-------------------------------------------------------------------------
Millennium America, Inc.,
  Sr. Notes, 9.25%, 06/15/08(a)                  2,215,000      2,281,450
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08    2,720,000      2,801,600
=========================================================================
                                                               14,852,200
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.81%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                   7,585,000      7,622,925
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.56%

LBI Media Inc., Sr. Sub. Notes, 10.13%,
  07/15/12(a)                                    5,340,000      5,259,900
=========================================================================

DIVERSIFIED METALS & MINING-0.04%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                   28,800,000        360,000
=========================================================================

DRUG RETAIL-0.44%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                6,175,000      4,106,375
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

ELECTRIC UTILITIES-2.08%

AES Corp. (The),
  Sr. Unsec. Notes, 8.75%, 06/15/08            $ 6,330,000   $  2,500,350
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 06/01/09              1,505,000        624,559
-------------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes, 7.38%,
  06/15/03                                       1,615,000        896,325
-------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       9,235,000      4,756,025
-------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                       4,010,000      1,904,750
-------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                6,280,000      4,301,800
-------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                              11,150,000      4,515,750
=========================================================================
                                                               19,499,559
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.34%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                       5,530,000      5,585,300
-------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                   9,860,000      6,951,300
=========================================================================
                                                               12,536,600
=========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.83%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12             3,835,000      3,815,825
-------------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                       4,410,000      3,946,950
=========================================================================
                                                                7,762,775
=========================================================================

EMPLOYMENT SERVICES-0.62%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                        8,890,000      5,822,950
=========================================================================

ENVIRONMENTAL SERVICES-0.68%

Allied Waste North America Inc.-Series B,
  Sr. Gtd. Sub. Notes, 8.50%, 12/01/08           3,465,000      3,135,825
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  08/01/09                                       3,600,000      3,258,000
=========================================================================
                                                                6,393,825
=========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.40%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                        3,520,000      3,748,800
=========================================================================

FOOD DISTRIBUTORS-0.82%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                   6,240,000      5,990,400
-------------------------------------------------------------------------
Roundy's Inc., Sr. Sub. Notes, 8.88%,
  06/15/12(a)                                    1,665,000      1,665,000
=========================================================================
                                                                7,655,400
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


FOOD RETAIL-0.36%

Pathmark Stores, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 8.75%, 02/01/12                       $ 3,420,000   $  3,385,800
=========================================================================

FOREST PRODUCTS-0.81%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                        2,450,000      2,584,750
-------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08       5,180,000      4,998,700
=========================================================================
                                                                7,583,450
=========================================================================

GAS UTILITIES-0.84%

El Paso Energy Partners, L.P.,
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  8.50%, 06/01/11                                2,505,000      2,367,225
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.50%,
  06/01/11(a)                                    5,875,000      5,551,875
=========================================================================
                                                                7,919,100
=========================================================================

GENERAL MERCHANDISE STORES-0.91%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                        9,600,000      8,496,000
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.29%

Vanguard Health Systems, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.75%, 08/01/11               2,635,000      2,700,875
=========================================================================

HEALTH CARE EQUIPMENT-1.29%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                2,140,000      2,150,700
-------------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                        6,190,000      6,313,800
-------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                3,420,000      3,625,200
=========================================================================
                                                               12,089,700
=========================================================================

HEALTH CARE FACILITIES-2.42%

Hanger Orthopedic Group, Inc.,
  Sr. Sub. Notes, 11.25%, 06/15/09               4,750,000      4,773,750
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.38%,
  02/15/09                                         840,000        869,400
-------------------------------------------------------------------------
InSight Health Services Corp.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 9.88%, 11/01/11        2,215,000      2,226,075
-------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(a)                             2,620,000      2,109,100
-------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                5,310,000      5,442,750
-------------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    2,665,000      2,784,925
-------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                       4,275,000      4,435,312
=========================================================================
                                                               22,641,312
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

HEALTH CARE SUPPLIES-0.79%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                      $ 6,775,000   $  7,452,500
=========================================================================

HOME FURNISHINGS-2.21%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09              4,230,000      3,384,000
-------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09       8,395,000      8,436,975
-------------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                         8,130,000      6,951,150
-------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                   2,025,000      1,954,125
=========================================================================
                                                               20,726,250
=========================================================================

HOMEBUILDING-2.96%

Beazer Homes USA, Inc., Sr. Notes, 8.38%,
  04/15/12(a)                                    3,515,000      3,515,000
-------------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   3,400,000      3,587,000
-------------------------------------------------------------------------
Schuler Homes, Inc.,
  Class A, Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 07/15/11                               3,575,000      3,610,750
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08         4,050,000      4,070,250
-------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10(a)                             6,170,000      5,830,650
-------------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                        7,100,000      7,135,500
=========================================================================
                                                               27,749,150
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.71%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                1,805,000      1,710,237
-------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                        5,990,000      6,199,650
-------------------------------------------------------------------------
John Q Hammons Hotels, 1st Mortgage Notes,
  8.88%, 05/15/12(a)                             3,510,000      3,360,825
-------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas),
  Sr. Sub. Yankee Notes, 8.88%, 08/15/11
  (Acquired 05/09/02; Cost $2,884,000)(b)        2,800,000      2,842,000
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                       1,580,000      1,607,650
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., Sr. Unsec.
  Unsub. Notes, 8.75%, 02/02/11                  6,740,000      6,133,400
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12(a)                      3,775,000      3,595,687
=========================================================================
                                                               25,449,449
=========================================================================

HOUSEHOLD APPLIANCES-0.61%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                               5,850,000      5,762,250
=========================================================================

HOUSEWARES & SPECIALTIES-0.29%

Johnsondiversey Inc., Sr. Sub. Notes, 9.63%,
  05/15/12(a)                                    2,625,000      2,730,000
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


INDUSTRIAL MACHINERY-0.39%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                             $   856,000   $    988,680
-------------------------------------------------------------------------
NMHG Holdings Co., Sr. Unsec. Gtd. Notes,
  10.00%, 05/15/09(a)                            2,630,000      2,643,150
=========================================================================
                                                                3,631,830
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.21%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Notes, 10.25%, 05/01/09            2,500,000      2,606,250
-------------------------------------------------------------------------
ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(c)(e)                        64,905,000        324,525
-------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      10,720,000      7,772,000
-------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                       7,860,000      2,161,500
-------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                        6,400,000      6,432,000
-------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Notes,
  6.13%, 11/15/08                                2,000,000      1,445,000
=========================================================================
                                                               20,741,275
=========================================================================

LEISURE FACILITIES-1.03%

Six Flags, Inc., Sr. Unsec. Notes,
  8.88%, 02/01/10                                4,750,000      4,655,000
-------------------------------------------------------------------------
  9.50%, 02/01/09                                2,185,000      2,185,000
-------------------------------------------------------------------------
  9.75%, 06/15/07                                2,835,000      2,849,175
=========================================================================
                                                                9,689,175
=========================================================================

LIFE & HEALTH INSURANCE-0.14%

Conseco, Inc., Sr. Unsec. Gtd. Notes,
  8.75%, 08/09/06 (Acquired 07/19/01; Cost
  $1,639,950)(b)(c)                              1,740,000        478,500
-------------------------------------------------------------------------
  10.75%, 06/15/09 (Acquired 06/26/01; Cost
  $2,677,914)(b)(c)                              2,710,000        799,450
=========================================================================
                                                                1,277,950
=========================================================================

METAL & GLASS CONTAINERS-2.00%

Graphic Packaging Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12(a)                      3,425,000      3,407,875
-------------------------------------------------------------------------
Greif Bros. Corp.-Class A, Sr. Sub. Notes,
  8.88%, 08/01/12(a)                             4,445,000      4,433,887
-------------------------------------------------------------------------
Jarden Corp., Sr. Sub. Notes, 9.75%,
  05/01/12(a)                                    6,205,000      5,894,750
-------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                        4,535,000      4,875,125
-------------------------------------------------------------------------
Stone Container Corp., Sr. Notes, 8.38%,
  07/01/12(a)                                      150,000        151,500
=========================================================================
                                                               18,763,137
=========================================================================

MOVIES & ENTERTAINMENT-1.52%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        10,320,000      9,855,600
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
MOVIES & ENTERTAINMENT-(CONTINUED)

Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                 $ 4,515,000   $  4,424,700
=========================================================================
                                                               14,280,300
=========================================================================

OFFICE SERVICES & SUPPLIES-0.34%

Mail Well I Corp., Sr. Unsec. Gtd. Notes,
  9.63%, 03/15/12(a)                             3,950,000      3,179,750
=========================================================================

OIL & GAS DRILLING-1.00%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                               8,765,000      9,400,463
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.98%

Hanover Equipment Trust
  2001 A, Sr. Sec. Notes, 8.50%, 09/01/08(a)     2,640,000      2,191,200
-------------------------------------------------------------------------
  2001 B, Sr. Sec. Notes, 8.75%, 09/01/11(a)       880,000        734,800
-------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                       6,335,000      6,239,975
=========================================================================
                                                                9,165,975
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.36%

Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                         2,720,000      2,720,000
-------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        7,820,000      8,015,500
-------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                      12,785,000     13,360,325
-------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                        4,880,000      5,270,400
-------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                2,200,000      2,101,000
=========================================================================
                                                               31,467,225
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.89%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       11,895,000      9,218,625
-------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                   8,000,000      8,520,000
=========================================================================
                                                               17,738,625
=========================================================================

PACKAGED FOODS & MEATS-0.28%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                2,610,000      2,614,072
=========================================================================

PAPER PRODUCTS-1.03%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08              5,390,000      5,430,425
-------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12             4,255,000      4,201,132
=========================================================================
                                                                9,631,557
=========================================================================

PERSONAL PRODUCTS-2.70%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09      3,160,000      3,294,300
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

PERSONAL PRODUCTS-(CONTINUED)

Elizabeth Arden, Inc.,
  Sr. Notes, 10.38%, 05/15/07                  $ 3,190,000   $  2,982,650
-------------------------------------------------------------------------
  Sr. Sec. Notes, 11.75%, 02/01/11               9,565,000      9,708,475
-------------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10(a)                     3,560,000      3,542,200
-------------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                         5,420,000      5,772,300
=========================================================================
                                                               25,299,925
=========================================================================

PHARMACEUTICALS-1.66%

aaiPharma Inc., Sr. Sub. Notes, 11.00%,
  04/01/10(a)                                   10,240,000      9,574,400
-------------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                         6,120,000      5,945,702
=========================================================================
                                                               15,520,102
=========================================================================

RAILROADS-2.95%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                         5,739,000      6,198,120
-------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             13,705,000     14,218,938
-------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09            7,563,000      7,260,480
=========================================================================
                                                               27,677,538
=========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.17%

Host Marriott LP
  Series E, Sr. Sec. Gtd. Notes,
  8.38%, 02/15/06                                  300,000        292,500
-------------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
  01/15/07                                       4,900,000      4,900,000
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  570,000        589,950
-------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                         4,430,000      4,208,500
-------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                  980,000        984,900
=========================================================================
                                                               10,975,850
=========================================================================

RESTAURANTS-0.10%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               970,000        955,450
=========================================================================

SEMICONDUCTORS-0.56%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08(a)                            6,215,000      5,251,675
=========================================================================

SPECIALTY CHEMICALS-0.32%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                3,110,000      3,001,150
=========================================================================

SPECIALTY STORES-2.64%

Cole National Group, Inc., Sr. Sub. Notes,
  8.88%, 05/15/12(a)                             1,730,000      1,721,350
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
SPECIALTY STORES-(CONTINUED)

CSK Auto, Inc.,
  Series A, Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                                     $ 7,325,000   $  7,727,875
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 12.00%, 06/15/06        4,010,000      4,270,650
-------------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                   4,390,000      4,741,200
-------------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                               2,160,000      2,062,800
-------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                   4,085,000      4,207,550
=========================================================================
                                                               24,731,425
=========================================================================

STEEL-0.29%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.75%,
  06/15/12(a)                                    2,690,000      2,703,450
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-2.20%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                 8,440,000      6,688,700
-------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               6,940,000      3,782,300
-------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
  11/15/10                                       9,600,000      3,888,000
-------------------------------------------------------------------------
  Sr. Disc. Notes, 12.00%, 07/15/08(e)          13,470,000      4,108,350
-------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(e)    8,660,000      2,165,000
=========================================================================
                                                               20,632,350
=========================================================================

TEXTILES-0.87%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                       8,000,000      8,200,000
=========================================================================

TRUCKING-1.99%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                   3,005,000      3,162,763
-------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(a)                    14,865,000     15,533,925
=========================================================================
                                                               18,696,688
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-4.37%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(f)                         8,440,000      2,405,400
-------------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                               8,630,000      3,279,400
-------------------------------------------------------------------------
  13.63%, 08/15/11                               1,545,000        618,000
-------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(e)                     2,725,000        504,125
-------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(e)    8,780,000      6,189,900
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11             6,585,000      4,543,650
-------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(e)                    16,795,000      2,771,175
-------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(e)                                    8,995,000      1,484,175
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                             $13,320,000   $  4,728,600
-------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Notes,
  12.00%, 11/01/08                              11,465,000      8,312,125
-------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               2,679,000      2,270,453
-------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                1,760,000      1,152,800
-------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(e)         17,190,000      1,418,175
-------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)          4,580,000      1,259,500
=========================================================================
                                                               40,937,478
=========================================================================
    Total Bonds & Notes (Cost $1,148,761,288)                 893,529,737
=========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-1.39%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-Series C,
  $0.30 PIK Conv. Pfd. (Acquired 09/15/99-
  06/21/02; Cost $65,475)(b)                     2,135,750         21,357
-------------------------------------------------------------------------
  $1.20, Conv. Pfd. (Acquired 03/14/97-
  06/21/02; Cost $208,406)(b)                      132,980          2,660
=========================================================================
                                                                   24,017
=========================================================================

BROADCASTING & CABLE TV-0.37%

CSC Holdings Inc.-Series M, 11.13% Pfd.             69,120      3,386,880
=========================================================================

MARINE PORTS & SERVICES-0.09%

First Wave Marine, Inc.(d)(g)                       43,705        885,026
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, $45.00 Conv.
  Pfd. (Acquired 03/03/00; Cost
  $16,365,448)(b)(d)(g)                             16,707             17
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.93%

Celcaribe S.A., Ordinary Trust Ctfs.
  (Acquired 05/17/94-01/23/97; Cost
  $0)(b)(d)(g)                                   2,276,400         22,764
-------------------------------------------------------------------------
Dobson Communications Corp.,
  12.25% PIK Pfd.                                   29,036      8,710,829
=========================================================================
                                                                8,733,593
=========================================================================
    Total Stocks & Other Equity Interests
      (Cost $70,826,635)                                       13,029,533
=========================================================================

WARRANTS-0.12%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98-02/01/00; Cost
  $270)(b)(d)(h)                                    47,295            473
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

CONSTRUCTION MATERIALS-0.01%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(b)(h)                                     9,580   $     98,195
=========================================================================

GENERAL MERCHANDISE STORES-0.02%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(b)(h)       13,500        138,375
=========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(h)                                    20,195            202
-------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(b)(h)       20,195            202
-------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(b)(h)                 2,025         21,262
=========================================================================
                                                                   21,666
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  4/15/08(h)                                            35              9
-------------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(b)(h)       18,200            182
=========================================================================
                                                                      191
=========================================================================

RAILROADS-0.07%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(b)(h)                14,375        650,469
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

TELECOMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(h)                              68,302   $      6,830
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(b)(h)                27,480            275
-------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(b)(h)                           5,880          1,470
-------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(b)(h)                13,320          3,330
-------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(h)                          15,155            152
-------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(b)(h)                25,910        210,519
=========================================================================
                                                                  215,746
=========================================================================
    Total Warrants (Cost $778,755)                              1,131,945
=========================================================================

MONEY MARKET FUNDS-0.05%

STIC Liquid Assets Portfolio(i)                    233,544        233,544
-------------------------------------------------------------------------
STIC Prime Portfolio(i)                            233,544        233,544
=========================================================================
    Total Money Market Funds (Cost $467,088)                      467,088
=========================================================================
TOTAL INVESTMENTS-96.88% (Cost
  $1,220,833,766)                                             908,158,303
=========================================================================
OTHER ASSETS LESS LIABILITIES-3.12%                            29,283,983
=========================================================================
NET ASSETS-100.00%                                           $937,442,286
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Dep.   - Depositary
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
ROARS  - Remarketable or Redeemable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $7,129,004, which represented 0.76% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $1,220,833,766)                              $908,158,303
-----------------------------------------------------------
Receivables for:
  Investments sold                               13,765,809
-----------------------------------------------------------
  Fund shares sold                                2,719,847
-----------------------------------------------------------
  Dividends and interest                         25,482,867
-----------------------------------------------------------
Investment for deferred compensation plan            96,624
-----------------------------------------------------------
Other assets                                         51,768
===========================================================
    Total assets                                950,275,218
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,290,632
-----------------------------------------------------------
  Fund shares reacquired                          3,086,384
-----------------------------------------------------------
  Dividends                                       4,307,738
-----------------------------------------------------------
  Deferred compensation plan                         96,624
-----------------------------------------------------------
Accrued distribution fees                           659,857
-----------------------------------------------------------
Accrued trustees' fees                                1,335
-----------------------------------------------------------
Accrued transfer agent fees                         208,265
-----------------------------------------------------------
Accrued operating expenses                          182,097
===========================================================
    Total liabilities                            12,832,932
===========================================================
Net assets applicable to shares outstanding    $937,442,286
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $417,973,856
___________________________________________________________
===========================================================
Class B                                        $469,408,225
___________________________________________________________
===========================================================
Class C                                        $ 50,060,205
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         112,940,894
___________________________________________________________
===========================================================
Class B                                         126,408,481
___________________________________________________________
===========================================================
Class C                                          13,516,902
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       3.70
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $3.70 divided by
      95.25%)                                  $       3.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       3.71
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       3.70
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                      $ 156,230,177
-----------------------------------------------------------
Dividends                                         3,623,075
-----------------------------------------------------------
Dividends from affiliated money market funds        666,386
===========================================================
    Total investment income                     160,519,638
===========================================================

EXPENSES:

Advisory fees                                     6,811,857
-----------------------------------------------------------
Administrative services fees                        205,198
-----------------------------------------------------------
Custodian fees                                      112,427
-----------------------------------------------------------
Distribution fees -- Class A                      1,478,678
-----------------------------------------------------------
Distribution fees -- Class B                      6,539,461
-----------------------------------------------------------
Distribution fees -- Class C                        683,287
-----------------------------------------------------------
Transfer agent fees                               3,118,954
-----------------------------------------------------------
Trustees' fees                                       15,053
-----------------------------------------------------------
Other                                               576,633
===========================================================
    Total expenses                               19,541,548
===========================================================
Less: Fees waived                                    (6,338)
-----------------------------------------------------------
    Expenses paid indirectly                        (71,840)
===========================================================
    Net expenses                                 19,463,370
===========================================================
Net investment income                           141,056,268
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                   (486,124,409)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                         148,209,888
===========================================================
Net gain (loss) from investment securities     (337,914,521)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $(196,858,253)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                   2002               2001
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income                                       $   141,056,268    $   214,139,633
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (486,124,409)      (521,648,172)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         148,209,888       (132,633,058)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (196,858,253)      (440,141,597)
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (69,550,001)      (101,172,746)
------------------------------------------------------------------------------------------------
  Class B                                                         (71,741,714)      (102,753,707)
------------------------------------------------------------------------------------------------
  Class C                                                          (7,514,536)       (10,213,180)
------------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                                  --         (4,772,897)
------------------------------------------------------------------------------------------------
  Class B                                                                  --         (5,196,404)
------------------------------------------------------------------------------------------------
  Class C                                                                  --           (519,501)
------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                  --         (1,659,640)
------------------------------------------------------------------------------------------------
  Class B                                                                  --         (1,806,903)
------------------------------------------------------------------------------------------------
  Class C                                                                  --           (180,642)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (111,693,259)       (73,156,301)
------------------------------------------------------------------------------------------------
  Class B                                                        (114,155,181)      (114,095,709)
------------------------------------------------------------------------------------------------
  Class C                                                         (13,464,843)         4,602,693
================================================================================================
    Net increase (decrease) in net assets                        (584,977,787)      (851,066,534)
================================================================================================

NET ASSETS:

  Beginning of year                                             1,522,420,073      2,373,486,607
================================================================================================
  End of year                                                 $   937,442,286    $ 1,522,420,073
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,988,969,233    $ 3,228,343,419
------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (12,425,446)        (6,179,915)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,726,426,038)    (1,236,619,015)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (312,675,463)      (463,124,416)
================================================================================================
                                                              $   937,442,286    $ 1,522,420,073
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $3,743,517, undistributed net realized gains decreased by $3,682,614 and paid-in capital decreased by $60,903 as a result of bond premium reclassifications, sales of defaulted bonds and other reclassifications. Net assets of the fund were unaffected by the reclassifications.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,314,524,641 as of July 31, 2002 which expires as follows:

    CAPITAL LOSS
    CARRYFORWARD              EXPIRATION
    ------------            ---------------
   $    3,132,878            July 31, 2003
   ----------------------------------------
      115,531,161            July 31, 2006
   ----------------------------------------
      297,433,797            July 31, 2007
   ----------------------------------------
      297,100,942            July 31, 2008
   ----------------------------------------
      131,908,743            July 31, 2009
   ----------------------------------------
      469,417,120            July 31, 2010
   ========================================
   $1,314,524,641
    _______________________________________
   ========================================


       As of July 31, 2002, the Fund has a post-October capital loss deferral of $383,050,893 which will be recognized in the following tax year.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,239,065 reduction in the cost of securities and a corresponding $2,239,065 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $917,784, to increase net unrealized gains and losses by $457,513 and to increase net realized gains and losses by $460,271. As a result the net investment income per share remained the same, the net realized and unrealized gains and losses per share remained the same and the ratio of net investment income to average net assets decreased by 0.07%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $6,338.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $205,198 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $1,773,789 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $1,478,678, $6,539,461 and $683,287, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $163,249 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $250,168, $9,088 and $28,718 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $6,956 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $15,499 and reductions in custodian fees of $56,341 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $71,840.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                                   2002            2001
                                               ------------    ------------
Distributions paid from ordinary income        $148,806,251    $217,786,818
---------------------------------------------------------------------------
Return of capital                                        --      10,488,802
===========================================================================
                                               $148,806,251    $228,275,620
___________________________________________________________________________
===========================================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                    $     3,162,374
----------------------------------------------------------------
Capital loss carryforward                         (1,314,524,641)
----------------------------------------------------------------
Unrealized appreciation (depreciation)              (740,164,680)
================================================================
                                                 $(2,051,526,947)
________________________________________________________________
================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31 and other timing differences.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $736,354,344 and $966,982,022, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  11,078,060
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (338,386,101)
==========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(327,308,041)
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $1,235,466,344.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
                                                              -----------    -------------    ------------    -------------
Sold:
  Class A                                                      61,671,459    $ 274,866,210      88,790,617    $ 503,250,413
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      28,855,909      131,251,628      36,141,916      204,218,189
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,361,669       32,891,393      10,285,951       58,789,265
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       9,782,026       43,420,316      12,173,551       68,377,402
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,389,848       32,867,780       8,839,237       49,784,875
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         918,849        4,077,812       1,176,597        6,579,431
===========================================================================================================================
Reacquired:
  Class A                                                     (97,447,190)    (429,979,785)   (112,890,159)    (644,784,116)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (63,245,842)    (278,274,589)    (63,698,704)    (368,098,773)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (11,408,493)     (50,434,048)    (10,589,223)     (60,766,003)
===========================================================================================================================
                                                              (56,121,765)   $(239,313,283)    (29,770,217)   $(182,649,317)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                            YEAR ENDED JULY 31,       SEVEN MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                         --------------------------      JULY 31,          --------------------------------------
                                           2002              2001          2000               1999          1998          1997
                                         --------          --------   ------------------   ----------    ----------    ----------
Net asset value, beginning of period     $   4.92          $   7.00       $     8.07       $     8.77    $    10.16    $     9.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.49(a)           0.68             0.47             0.85          0.92          0.90
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (1.19)            (2.03)           (1.03)           (0.66)        (1.40)         0.28
=================================================================================================================================
    Total from investment operations        (0.70)            (1.35)           (0.56)            0.19         (0.48)         1.18
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.52)            (0.69)           (0.49)           (0.87)        (0.91)        (0.90)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --             (0.03)           (0.02)           (0.02)           --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          --             (0.01)              --               --            --            --
=================================================================================================================================
    Total distributions                     (0.52)            (0.73)           (0.51)           (0.89)        (0.91)        (0.90)
=================================================================================================================================
Net asset value, end of period           $   3.70          $   4.92       $     7.00       $     8.07    $     8.77    $    10.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            (15.36)%          (19.98)%          (7.12)%           2.21%        (5.10)%       12.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $417,974          $683,845       $1,056,453       $1,364,502    $1,670,863    $1,786,352
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.07%(c)          0.99%            0.93%(d)         0.92%         0.85%         0.90%
=================================================================================================================================
Ratio of net investment income to
  average net assets                        11.15%(a)(c)      11.98%           10.79%(d)        10.06%         9.45%         9.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                        59%               55%              23%              79%           76%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $591,471,201.
(d)  Annualized.


                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                            YEAR ENDED JULY 31,       SEVEN MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                         --------------------------      JULY 31,          --------------------------------------
                                           2002              2001          2000               1999          1998          1997
                                         --------          --------   ------------------   ----------    ----------    ----------
Net asset value, beginning of period     $   4.93          $   7.01       $     8.07       $     8.76    $    10.16    $     9.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.45(a)           0.64             0.44             0.79          0.84          0.83
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (1.18)            (2.03)           (1.03)           (0.66)        (1.40)         0.28
=================================================================================================================================
    Total from investment operations        (0.73)            (1.39)           (0.59)            0.13         (0.56)         1.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.49)            (0.65)           (0.45)           (0.80)        (0.84)        (0.83)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --             (0.03)           (0.02)           (0.02)           --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          --             (0.01)              --               --            --            --
=================================================================================================================================
    Total distributions                     (0.49)            (0.69)           (0.47)           (0.82)        (0.84)        (0.83)
=================================================================================================================================
Net asset value, end of period           $   3.71          $   4.93       $     7.01       $     8.07    $     8.76    $    10.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            (15.99)%          (20.60)%          (7.49)%           1.46%        (5.90)%       11.71%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $469,408          $756,704       $1,206,737       $1,559,864    $1,820,899    $1,647,801
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.82%(c)          1.75%            1.69%(d)         1.68%         1.61%         1.65%
=================================================================================================================================
Ratio of net investment income to
  average net assets                        10.40%(a)(c)      11.22%           10.03%(d)         9.30%         8.69%         8.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                        59%               55%              23%              79%           76%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $653,946,081.
(d)  Annualized.


                                                                             CLASS C
                                 ------------------------------------------------------------------------------------------------
                                        YEAR ENDED                                                         AUGUST 4, 1997
                                         JULY 31,           SEVEN MONTHS ENDED   YEAR ENDED DECEMBER 31,   (DATE SALES COMMENCED)
                                 ------------------------     JULY 31,           -----------------------   TO DECEMBER 31,
                                  2002             2001         2000               1999        1998             1997
                                 -------          -------   ------------------   --------    -----------   ----------------------
Net asset value, beginning of
  period                         $  4.92          $  6.99        $   8.05        $   8.74     $  10.14            $ 10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             0.45(a)          0.65            0.44            0.78         0.82(b)            0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                (1.18)           (2.03)          (1.03)          (0.65)       (1.38)              0.10
=================================================================================================================================
    Total from investment
      operations                   (0.73)           (1.38)          (0.59)           0.13        (0.56)              0.45
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                         (0.49)           (0.65)          (0.45)          (0.80)       (0.84)             (0.35)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                   --            (0.03)          (0.02)          (0.02)          --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of
    net investment income             --            (0.01)             --              --           --                 --
=================================================================================================================================
    Total distributions            (0.49)           (0.69)          (0.47)          (0.82)       (0.84)             (0.35)
=================================================================================================================================
Net asset value, end of period   $  3.70          $  4.92        $   6.99        $   8.05     $   8.74            $ 10.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                   (16.02)%         (20.52)%         (7.51)%          1.46%       (5.92)%             4.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $50,060          $81,871        $110,297        $129,675     $113,246            $26,177
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                        1.82%(d)         1.75%           1.69%(e)        1.68%        1.61%              1.68%(e)
=================================================================================================================================
Ratio of net investment income
  to average net assets            10.40%(a)(d)     11.22%          10.03%(e)        9.30%        8.69%              8.30%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate               59%              55%             23%             79%          76%                80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $68,328,710.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Yield Fund II
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund II (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund II as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BONDS & NOTES-88.28%

AEROSPACE & DEFENSE-1.25%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  845,000    $   883,025
------------------------------------------------------------------------
Sequa Corp.-Class A, Sr. Unsec. Notes, 9.00%,
  08/01/09                                        140,000        140,000
========================================================================
                                                               1,023,025
========================================================================

AIRLINES-1.02%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                                440,000        288,200
------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          705,000        546,375
========================================================================
                                                                 834,575
========================================================================

ALUMINUM-0.57%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(a)                              470,000        462,950
========================================================================

APPAREL RETAIL-1.18%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                250,000        265,000
------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                        395,000        389,075
------------------------------------------------------------------------
Mothers Work, Inc., Sr. Notes, 11.25%,
  08/01/10                                        315,000        313,586
========================================================================
                                                                 967,661
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

Perry Ellis International, Inc., Sr. Sec.
  Notes, 9.50%, 03/15/09 (Acquired 03/15/02;
  Cost $146,288)(b)                               150,000        152,250
------------------------------------------------------------------------
Russell Corp., Sr. Notes, 9.25%, 05/01/10(a)      190,000        195,700
------------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                    310,000        334,800
========================================================================
                                                                 682,750
========================================================================

AUTO PARTS & EQUIPMENT-1.18%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08               660,000        696,300
------------------------------------------------------------------------
Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                      35,000         35,350
------------------------------------------------------------------------
Intermet Corp., Sr. Notes, 9.75%, 06/15/09(a)     230,000        230,000
------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                                2,540,000            254
========================================================================
                                                                 961,904
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


BANKS-0.34%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $  285,000    $   277,875
========================================================================

BROADCASTING & CABLE TV-11.29%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Disc. Notes, 10.88%,
  09/30/04                                      1,060,000      1,049,400
------------------------------------------------------------------------
Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                      470,000        152,750
------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                                565,000        607,375
------------------------------------------------------------------------
American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 05/01/09        280,000        291,900
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(e)      570,000        247,950
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         430,000        277,350
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11         290,000        192,850
------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 7.65%, 09/15/10                   310,000        291,815
------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07      625,000        553,125
------------------------------------------------------------------------
Corus Entertainment Inc. (Canada), Sr. Unsec.
  Sub. Yankee Notes, 8.75%, 03/01/12              240,000        238,800
------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                 340,000        266,900
------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                                310,000        297,600
------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07                         167,401        177,026
------------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                                440,000        367,400
------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(e)                    1,330,000        395,675
------------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(e)                             540,000        510,300
------------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                        680,000        472,600
------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09             1,635,000        306,563
------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        1,160,000        539,400
------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                     435,000        438,262
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Salem Communications Holding Corp.- Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $  425,000    $   431,375
------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 8.75%, 12/15/11                345,000        346,725
------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09                325,000        318,500
------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B,
  Sr. Unsec. Yankee Notes,
  11.25%, 02/01/10(c)                           1,280,000        115,200
------------------------------------------------------------------------
  11.50%, 02/01/10(c)                             650,000         58,500
------------------------------------------------------------------------
Young Broadcasting Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 12/15/08     210,000        211,050
------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 01/15/06                                  90,000         82,800
========================================================================
                                                               9,239,191
========================================================================

BUILDING PRODUCTS-1.87%

Associated Materials Inc., Sr. Unsec. Sub.
  Notes, 9.75%, 04/15/12(a)                       150,000        153,750
------------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                    230,000        231,150
------------------------------------------------------------------------
Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                                805,000        776,825
------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         365,000        365,000
========================================================================
                                                               1,526,725
========================================================================

CASINOS & GAMBLING-4.38%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         670,000        720,250
------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Gtd. Notes,
  9.25%, 08/01/09                                 650,000        685,750
------------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                                360,000        374,404
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         380,000        410,400
------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                         515,000        558,775
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                100,000        100,000
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          400,000        391,000
------------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10(a)                      340,000        341,700
========================================================================
                                                               3,582,279
========================================================================

COMMODITY CHEMICALS-0.56%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                         265,000        257,050
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

COMMODITY CHEMICALS-(CONTINUED)

Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                       $  195,000    $   202,153
========================================================================
                                                                 459,203
========================================================================

COMPUTER HARDWARE-0.04%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 03/07/00; Cost $480,000)(b)(c)(d)     600,000         31,800
========================================================================

CONSTRUCTION & ENGINEERING-0.82%

Schuff International Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08                    765,000        669,375
========================================================================

CONSTRUCTION MATERIALS-0.72%

Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                         615,000        590,400
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.42%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                                 340,000        341,700
========================================================================

DISTILLERS & VINTNERS-0.34%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         270,000        279,450
========================================================================

DISTRIBUTORS-0.18%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                 145,000        148,625
========================================================================

DIVERSIFIED CHEMICALS-1.30%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         345,000        317,400
------------------------------------------------------------------------
Huntsman International LLC, Sr. Notes, 9.88%,
  03/01/09(a)                                     350,000        353,500
------------------------------------------------------------------------
Millennium America, Inc.,
  Sr. Notes, 9.25%, 06/15/08(a)                   190,000        195,700
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08     190,000        195,700
========================================================================
                                                               1,062,300
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.94%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    765,000        768,825
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.57%

LBI Media Inc., Sr. Sub. Notes, 10.13%,
  07/15/12(a)                                     470,000        462,950
========================================================================

DRUG RETAIL-0.43%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                 535,000        355,775
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

ELECTRIC UTILITIES-2.50%

AES Corp. (The),
  Sr. Unsec. Notes, 8.75%, 06/15/08            $  395,000    $   156,025
------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 06/01/09               275,000        114,125
------------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes, 7.38%,
    06/15/03                                      150,000         83,250
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        750,000        386,250
------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                      1,200,000        570,000
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 500,000        342,500
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                975,000        394,875
========================================================================
                                                               2,047,025
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.49%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                        400,000        404,000
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.68%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12              290,000        288,550
------------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                        300,000        268,500
========================================================================
                                                                 557,050
========================================================================

EMPLOYMENT SERVICES-0.48%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         600,000        393,000
========================================================================

ENVIRONMENTAL SERVICES-0.69%

Allied Waste North America Inc.,
  Series B, Sr. Gtd. Sub. Notes, 8.50%,
  12/01/08                                        385,000        348,425
------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  10.00%, 08/01/09                                235,000        212,675
========================================================================
                                                                 561,100
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.81%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                         280,000        298,200
------------------------------------------------------------------------
Scotts Co. (The)-Class A, Sr. Sub. Notes,
  8.63%, 01/15/09 (Acquired 02/01/02; Cost
  $358,750)(b)                                    350,000        362,250
========================================================================
                                                                 660,450
========================================================================

FOOD DISTRIBUTORS-0.76%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                    495,000        475,200
------------------------------------------------------------------------
Roundy's Inc., Sr. Sub. Notes, 8.88%,
  06/15/12(a)                                     145,000        145,000
========================================================================
                                                                 620,200
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


FOOD RETAIL-0.46%

Pathmark Stores, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 8.75%, 02/01/12                       $  380,000    $   376,200
========================================================================

FOREST PRODUCTS-1.18%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                         230,000        242,650
------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08        750,000        723,750
========================================================================
                                                                 966,400
========================================================================

GAS UTILITIES-0.77%

El Paso Energy Partners, L.P.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%,
  06/01/11(a)                                     450,000        425,250
------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  8.50%, 06/01/11                                 215,000        203,175
========================================================================
                                                                 628,425
========================================================================

GENERAL MERCHANDISE STORES-0.70%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                         650,000        575,250
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.23%

Vanguard Health Systems, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.75%, 08/01/11                185,000        189,625
========================================================================

HEALTH CARE EQUIPMENT-1.34%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                 245,000        246,225
------------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                         440,000        448,800
------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                 380,000        402,800
========================================================================
                                                               1,097,825
========================================================================

HEALTH CARE FACILITIES-2.43%

Hanger Orthopedic Group, Inc.,
  Sr. Sub. Notes, 11.25%, 06/15/09                425,000        427,125
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.38%,
  02/15/09                                         80,000         82,800
------------------------------------------------------------------------
InSight Health Services Corp.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 9.88%, 11/01/11         175,000        175,875
------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(a)                              210,000        169,050
------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                 430,000        440,750
------------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                     190,000        198,550
------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                        475,000        492,812
========================================================================
                                                               1,986,962
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

HEALTH CARE SUPPLIES-1.21%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                      $  900,000    $   990,000
========================================================================

HOME FURNISHINGS-1.56%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09               220,000        176,000
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09        410,000        412,050
------------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                          620,000        530,100
------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                    165,000        159,225
========================================================================
                                                               1,277,375
========================================================================

HOMEBUILDING-3.29%

Beazer Homes USA, Inc., Sr. Notes, 8.38%,
  04/15/12(a)                                     260,000        260,000
------------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    260,000        274,300
------------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08          700,000        703,500
------------------------------------------------------------------------
  Class A, Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 07/15/11                                240,000        242,400
------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10(a)                              605,000        571,725
------------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                         640,000        643,200
========================================================================
                                                               2,695,125
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.39%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                 100,000         94,750
------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                         500,000        517,500
------------------------------------------------------------------------
John Q Hammons Hotels, 1st Mortgage Notes,
  8.88%, 05/15/12(a)                              260,000        248,950
------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas),
  Sr. Sub. Yankee Notes, 8.88%, 08/15/11
  (Acquired 05/09/02; Cost $206,000)(b)           200,000        203,000
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                        125,000        127,187
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., Sr. Unsec.
  Unsub. Notes, 8.75%, 02/02/11                   550,000        500,500
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12(a)                       280,000        266,700
========================================================================
                                                               1,958,587
========================================================================

HOUSEHOLD APPLIANCES-0.60%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                                500,000        492,500
========================================================================

HOUSEWARES & SPECIALTIES-0.25%

Johnsondiversey Inc., Sr. Sub. Notes, 9.63%,
  05/15/12(a)                                     195,000        202,800
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


INDUSTRIAL MACHINERY-0.41%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                             $  117,000    $   135,135
------------------------------------------------------------------------
NMHG Holdings Co., Sr. Unsec. Gtd. Notes,
  10.00%, 05/15/09(a)                             200,000        201,000
========================================================================
                                                                 336,135
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.66%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(c)(e)                        2,460,000         12,300
------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      1,100,000        797,500
------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        715,000        196,625
------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                         350,000        351,750
========================================================================
                                                               1,358,175
========================================================================

LEISURE FACILITIES-0.98%

Six Flags, Inc., Sr. Unsec. Notes,
  8.88%, 02/01/10                                 250,000        245,000
------------------------------------------------------------------------
  9.50%, 02/01/09                                 180,000        180,000
------------------------------------------------------------------------
  9.75%, 06/15/07                                 375,000        376,875
========================================================================
                                                                 801,875
========================================================================

LIFE & HEALTH INSURANCE-0.13%

Conseco, Inc., Sr. Unsec. Gtd. Notes, 10.75%,
  06/15/09 (Acquired 06/26/01; Cost
  $217,395)(b)                                    220,000         64,900
------------------------------------------------------------------------
  8.75%, 08/09/06 (Acquired 07/19/01; Cost
  $141,375)(b)                                    150,000         41,250
========================================================================
                                                                 106,150
========================================================================

METAL & GLASS CONTAINERS-2.01%

Graphic Packaging Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12(a)                       380,000        378,100
------------------------------------------------------------------------
Greif Bros. Corp.-Class A, Sr. Sub. Notes,
  8.88%, 08/01/12(a)                              385,000        384,037
------------------------------------------------------------------------
Jarden Corp., Sr. Sub. Notes, 9.75%,
  05/01/12(a)                                     530,000        503,500
------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                         335,000        360,125
------------------------------------------------------------------------
Stone Container Corp., Sr. Notes, 8.38%,
  07/01/12(a)                                      15,000         15,150
========================================================================
                                                               1,640,912
========================================================================

MOVIES & ENTERTAINMENT-1.45%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                          885,000        845,175
------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                    350,000        343,000
========================================================================
                                                               1,188,175
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

OFFICE SERVICES & SUPPLIES-0.43%

Mail Well I Corp., Sr. Unsec. Gtd. Notes,
  9.63%, 03/15/12(a)                           $  435,000    $   350,175
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.92%

Hanover Equipment Trust
  2001 A, Sr. Sec. Notes, 8.50%, 09/01/08(a)      210,000        174,300
------------------------------------------------------------------------
  2001 B, Sr. Sec. Notes, 8.75%, 09/01/11(a)       70,000         58,450
------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                        530,000        522,050
========================================================================
                                                                 754,800
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.13%

Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          210,000        210,000
------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                         355,000        363,875
------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        975,000      1,018,875
------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                 160,000        152,800
========================================================================
                                                               1,745,550
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.76%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                         960,000        744,000
------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                    650,000        692,250
========================================================================
                                                               1,436,250
========================================================================

PACKAGED FOODS & MEATS-0.24%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                 200,000        200,312
========================================================================

PAPER PRODUCTS-1.05%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08               385,000        387,888
------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12              475,000        468,987
========================================================================
                                                                 856,875
========================================================================

PERSONAL PRODUCTS-2.44%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09       240,000        250,200
------------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Notes, 10.38%,
  05/15/07                                        195,000        182,325
------------------------------------------------------------------------
  Sr. Sec. Notes, 11.75%, 02/01/11                815,000        827,225
------------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10(a)                      310,000        308,450
------------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                          400,000        426,000
========================================================================
                                                               1,994,200
========================================================================

PHARMACEUTICALS-1.52%

aaiPharma Inc., Sr. Sub. Notes, 11.00%,
  04/01/10(a)                                     830,000        776,050
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

PHARMACEUTICALS-(CONTINUED)

Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                       $  480,000    $   466,330
========================================================================
                                                               1,242,380
========================================================================

RAILROADS-2.97%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                          590,000        637,200
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             1,075,000      1,115,313
------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09             710,000        681,600
========================================================================
                                                               2,434,113
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.36%

Host Marriott LP-Series G, Sr. Gtd. Notes,
  9.25%, 10/01/07                                 555,000        555,000
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  45,000         46,575
------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                          390,000        370,500
------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                 140,000        140,700
========================================================================
                                                               1,112,775
========================================================================

RESTAURANTS-0.10%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               80,000         78,800
========================================================================

SEMICONDUCTORS-0.53%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08(a)                             515,000        435,175
========================================================================

SPECIALTY CHEMICALS-0.27%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                 225,000        217,125
========================================================================

SPECIALTY STORES-2.85%

Cole National Group, Inc., Sr. Sub. Notes,
  8.88%, 05/15/12(a)                              470,000        467,650
------------------------------------------------------------------------
CSK Auto, Inc.,
  Sr. Unsec. Gtd. Notes, 12.00%, 06/15/06         290,000        308,850
------------------------------------------------------------------------
  Series A, Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                                        470,000        495,850
------------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                    350,000        378,000
------------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                                240,000        229,200
------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    440,000        453,200
========================================================================
                                                               2,332,750
========================================================================

STEEL-0.25%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.75%,
  06/15/12(a)                                     205,000        206,025
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

TELECOMMUNICATIONS EQUIPMENT-3.19%

Corning Inc., Sr. Conv. Unsec. Putable Deb.,
  2.26%, 11/08/15(f)                           $1,345,000    $   625,425
------------------------------------------------------------------------
Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                  790,000        626,075
------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                630,000        343,350
------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(e)   1,430,000        357,500
------------------------------------------------------------------------
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
  11/15/10                                      1,625,000        658,125
========================================================================
                                                               2,610,475
========================================================================

TEXTILES-0.93%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                        740,000        758,500
========================================================================

TRUCKING-2.00%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    710,000        747,275
------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(a)                      850,000        888,250
========================================================================
                                                               1,635,525
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.65%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(g)                          770,000        219,450
------------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                                610,000        231,800
------------------------------------------------------------------------
  13.63%, 08/15/11                                125,000         50,000
------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(e)                      230,000         42,550
------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(e)     720,000        507,600
------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              490,000        338,100
------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(e)                      985,000        162,525
------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(e)                                     900,000        148,500
------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              1,020,000        362,100
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          560,000        364,000
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                                267,000        226,283
------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                 200,000        131,000
------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(e)         1,328,000        109,560
------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)           330,000         90,749
========================================================================
                                                               2,984,217
========================================================================
    Total Bonds & Notes (Cost $90,872,721)                    72,226,681
========================================================================
                                                               MARKET
                                                 SHARES         VALUE
STOCKS & OTHER EQUITY INTERESTS-8.13%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-Series C, $.30 PIK Conv. Pfd.
  (Acquired 09/15/99-06/21/02; Cost
  $4,813)(b)                                      157,034    $     1,570
========================================================================

BROADCASTING & CABLE TV-0.46%

CSC Holdings Inc.-Series M, $11.13 PIK Pfd.         7,680        376,320
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.29%

EMC Corp.(h)                                       32,000        240,000
========================================================================

DATA PROCESSING SERVICES-0.63%

DST Systems, Inc.(h)                               15,300        515,610
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.63%

Goldman Sachs Group, Inc. (The)                     7,000        512,050
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.25%

Flextronics International Ltd. (Singapore)(h)      26,000        205,920
========================================================================

ENVIRONMENTAL SERVICES-0.01%

Allied Waste Industries, Inc.(h)                    1,000          6,600
========================================================================

GENERAL MERCHANDISE STORES-1.83%

BJ's Wholesale Club, Inc.(h)                       17,500        615,125
------------------------------------------------------------------------
Target Corp.                                       26,500        883,775
========================================================================
                                                               1,498,900
========================================================================

HOME IMPROVEMENT RETAIL-0.68%

Home Depot, Inc. (The)                             17,900        552,752
========================================================================

INDUSTRIAL CONGLOMERATES-0.41%

Tyco International Ltd. (Bermuda)                  26,000        332,800
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.48%

Duke Energy Corp.                                  15,300        389,997
========================================================================

NETWORKING EQUIPMENT-0.64%

Cisco Systems, Inc.(h)                             40,000        527,600
========================================================================

PERSONAL PRODUCTS-0.51%

Estee Lauder Cos. Inc. (The)-Class A               13,800        418,416
========================================================================

PHARMACEUTICALS-0.62%

King Pharmaceuticals, Inc.(h)                      24,000        509,040
========================================================================

SEMICONDUCTORS-0.42%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(h)                             37,800        344,736
========================================================================

SYSTEMS SOFTWARE-0.27%

VERITAS Software Corp.(h)                          13,200        222,156
========================================================================

                                                               MARKET
                                                 SHARES         VALUE

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, $45.00 Conv.
  Pfd. (Acquired 03/03/00; Cost
  $1,900,625)(b)(d)(h)                              2,152    $         2
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $12,721,313)                                       6,654,469
========================================================================

WARRANTS-0.12%

CONSTRUCTION MATERIALS-0.02%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(b)(i)                1,200         12,300
========================================================================

GENERAL MERCHANDISE STORES-0.02%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(b)(i)       1,200         12,300
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(i)                                      960             10
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(b)(i)         960             10
------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(b)(i)                  165          1,732
========================================================================
                                                                   1,752
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(b)(i)       1,500             15
========================================================================

                                                               MARKET
                                                 SHARES         VALUE

RAILROADS-0.06%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(b)(i)                1,150    $    52,037
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(i)                              5,698            570
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(b)(i)                2,000             20
------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(b)(i)                          1,000            250
------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(b)(i)                1,020            255
------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(i)                          1,380             14
------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(b)(i)                1,770         14,381
========================================================================
                                                                  14,920
========================================================================
    Total Warrants (Cost $64,103)                                 93,894
========================================================================
TOTAL INVESTMENTS-96.53% (Cost $103,658,137)                  78,975,044
========================================================================
OTHER ASSETS LESS LIABILITIES-3.47%                            2,840,585
========================================================================
NET ASSETS-100.00%                                           $81,815,629
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
ROARS  - Remarketable or Redeemable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Subordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $950,346, which represented 1.16% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $103,658,137)                                 $78,975,044
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,366,145
-----------------------------------------------------------
  Fund shares sold                                  545,065
-----------------------------------------------------------
  Dividends and interest                          2,066,054
-----------------------------------------------------------
  Principal paydowns                                 15,996
-----------------------------------------------------------
Investment for deferred compensation plan            22,011
-----------------------------------------------------------
Other assets                                         26,124
===========================================================
     Total assets                                83,016,439
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             348,965
-----------------------------------------------------------
  Fund shares reacquired                            396,659
-----------------------------------------------------------
  Amount due custodian                               72,874
-----------------------------------------------------------
  Dividends                                         263,787
-----------------------------------------------------------
  Deferred compensation plan                         22,011
-----------------------------------------------------------
Accrued distribution fees                            64,273
-----------------------------------------------------------
Accrued trustees' fees                                  816
-----------------------------------------------------------
Accrued transfer agent fees                          10,319
-----------------------------------------------------------
Accrued operating expenses                           21,106
===========================================================
     Total liabilities                            1,200,810
===========================================================
Net assets applicable to shares outstanding     $81,815,629
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $31,442,594
___________________________________________________________
===========================================================
Class B                                         $41,104,529
___________________________________________________________
===========================================================
Class C                                         $ 9,268,506
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           5,811,059
___________________________________________________________
===========================================================
Class B                                           7,593,741
___________________________________________________________
===========================================================
Class C                                           1,713,836
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      5.41
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $5.41 divided by
       95.25%)                                  $      5.68
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      5.41
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      5.41
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                       $ 12,384,884
-----------------------------------------------------------
Dividends                                            73,829
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                              54,368
===========================================================
    Total investment income                      12,513,081
===========================================================

EXPENSES:

Advisory fees                                       673,657
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       35,263
-----------------------------------------------------------
Distribution fees -- Class A                        103,290
-----------------------------------------------------------
Distribution fees -- Class B                        543,124
-----------------------------------------------------------
Distribution fees -- Class C                        121,566
-----------------------------------------------------------
Transfer agent fees                                 232,471
-----------------------------------------------------------
Trustees' fees                                        9,058
-----------------------------------------------------------
Other                                               135,513
===========================================================
    Total expenses                                1,903,942
===========================================================
Less: Fees waived                                      (409)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,712)
===========================================================
    Net expenses                                  1,901,821
===========================================================
Net investment income                            10,611,260
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (33,069,192)
-----------------------------------------------------------
  Foreign currencies                               (128,855)
===========================================================
                                                (33,198,047)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                           2,790,128
-----------------------------------------------------------
  Foreign currencies                                  6,910
-----------------------------------------------------------
  Foreign currency contracts                         55,026
===========================================================
                                                  2,852,064
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (30,345,983)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(19,734,723)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 10,611,260    $ 14,897,615
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (33,198,047)    (21,507,728)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           2,852,064     (20,711,130)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (19,734,723)    (27,321,243)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (4,432,604)     (6,502,534)
------------------------------------------------------------------------------------------
  Class B                                                       (5,374,073)     (6,970,104)
------------------------------------------------------------------------------------------
  Class C                                                       (1,204,100)     (1,424,977)
------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                         (111,949)       (166,464)
------------------------------------------------------------------------------------------
  Class B                                                         (147,248)       (192,923)
------------------------------------------------------------------------------------------
  Class C                                                          (32,987)        (39,895)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --        (159,661)
------------------------------------------------------------------------------------------
  Class B                                                               --        (185,039)
------------------------------------------------------------------------------------------
  Class C                                                               --         (38,264)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (4,818,666)      6,201,212
------------------------------------------------------------------------------------------
  Class B                                                       (3,727,998)     14,137,773
------------------------------------------------------------------------------------------
  Class C                                                       (1,114,522)      6,632,306
==========================================================================================
    Net increase (decrease) in net assets                      (40,698,870)    (16,029,813)
==========================================================================================

NET ASSETS:

  Beginning of year                                            122,514,499     138,544,312
==========================================================================================
  End of year                                                 $ 81,815,629    $122,514,499
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $166,048,283    $176,001,653
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (533,530)       (100,142)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (59,016,031)    (25,821,448)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (24,683,093)    (27,565,564)
==========================================================================================
                                                              $ 81,815,629    $122,514,499
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield II Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, shares of beneficial interest was decreased by $292,184, undistributed net investment income was increased by $288,720 and undistributed net realized gains increased by $3,464 as a result of differing book/tax treatment of bond premium adjustment, sales of defaulted bonds, foreign currency transactions, return of capital distributions, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income

     (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $34,420,630 as of July 31, 2002 expires as follows:

     CAPITAL LOSS
     CARRYFORWARD    EXPIRATION
     ------------    ----------
     $ 5,962,162    July 31, 2009
     -----------------------------
      28,458,468    July 31, 2010
     =============================
     $34,420,630
     =============================


       As of July 31, 2002, the Fund has a post-October capital loss deferral of $24,262,299, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $30,407 reduction in the cost of securities and a corresponding $30,407 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $58,261, to increase net unrealized gains and losses by $17,708 and to increase net realized gains and losses by $40,553. As a result, the net investment income per share remained the same and the net realized and unrealized gains and losses per share remained the same and the ratio of net investment income to average net assets decreased by 0.05%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $409.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $133,250 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $103,290, $543,124 and $121,566, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $28,179 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $1,232, $1,543 and $3,204 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $3,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,270 and reductions in custodian fees of $442 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,712.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from:
Ordinary income                    $11,010,777    $15,280,579
-------------------------------------------------------------
Return of capital                      292,184        399,282
=============================================================
                                   $11,302,961    $15,679,861
_____________________________________________________________
=============================================================


As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      $(34,420,630)
-----------------------------------------------------------
Unrealized appreciation (depreciation)          (49,812,024)
===========================================================
                                               $(84,232,654)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, and other timing differences.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $72,872,331 and $82,325,653, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $  3,094,625
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (28,321,511)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(25,226,886)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $104,201,930.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,661,969    $ 17,458,935     6,477,466    $ 54,810,413
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,291,050      15,207,483     4,623,941      39,963,991
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        481,703       3,206,608     1,384,625      11,889,127
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        443,285       2,887,864       493,470       4,091,463
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        443,159       2,888,198       486,103       4,041,879
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        119,674         779,737       110,395         907,749
======================================================================================================================
Reacquired:
  Class A                                                     (3,887,112)    (25,165,465)   (6,358,919)    (52,700,664)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,406,690)    (21,823,679)   (3,554,516)    (29,868,097)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (784,542)     (5,100,867)     (745,734)     (6,164,570)
======================================================================================================================
                                                              (1,637,504)   $ (9,661,186)    2,916,831    $ 26,971,291
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                                    SEPTEMBER 30, 1998
                                                                                                     (DATE OPERATIONS
                                                                      YEAR ENDED JULY 31,              COMMENCED) TO
                                                              ------------------------------------        JULY 31,
                                                                 2002            2001       2000            1999
                                                              --------------    -------    -------    ------------------
Net asset value, beginning of period                             $  7.31        $ 10.02    $ 11.25         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.67(a)        0.97       1.12            0.90
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.85)         (2.65)     (1.00)           1.26
========================================================================================================================
    Total from investment operations                               (1.18)         (1.68)      0.12            2.16
========================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.70)         (0.98)     (1.12)          (0.90)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --      (0.23)          (0.01)
------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                    --          (0.02)        --              --
------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.02)         (0.03)        --              --
========================================================================================================================
    Total distributions                                            (0.72)         (1.03)     (1.35)          (0.91)
========================================================================================================================
Net asset value, end of period                                   $  5.41        $  7.31    $ 10.02         $ 11.25
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   (17.36)%       (17.54)%     0.77%          22.39%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $31,443        $48,214    $59,932         $34,992
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.30%(c)       1.02%      1.00%           1.00%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.30%(c)       1.19%      1.25%           1.58%(d)
========================================================================================================================
Ratio of net investment income to average net assets               10.31%(a)(c)   11.45%     10.51%           9.74%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                               71%            73%        94%            223%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have remained the same, and the ratio of net investment income to average net assets would have been 10.36%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $41,316,101.
(d)  Annualized.


                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                                     NOVEMBER 20, 1998
                                                                                                        (DATE SALES
                                                                      YEAR ENDED JULY 31,              COMMENCED) TO
                                                              ------------------------------------        JULY 31,
                                                                 2002            2001       2000            1999
                                                              ----------        -------    -------   ------------------
Net asset value, beginning of period                             $  7.31        $ 10.00    $ 11.23         $ 10.59
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.62(a)        0.91       1.03            0.68
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.85)         (2.65)     (1.00)           0.65
=======================================================================================================================
    Total from investment operations                               (1.23)         (1.74)      0.03            1.33
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.65)         (0.90)     (1.03)          (0.68)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --      (0.23)          (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                    --          (0.02)        --              --
-----------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.02)         (0.03)        --              --
=======================================================================================================================
    Total distributions                                            (0.67)         (0.95)     (1.26)          (0.69)
=======================================================================================================================
Net asset value, end of period                                   $  5.41        $  7.31    $ 10.00         $ 11.23
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   (18.03)%       (18.90)%    (0.03)%         13.03%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $41,105        $60,441    $67,140         $20,994
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.05%(c)       1.78%      1.75%           1.75%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.05%(c)       1.95%      2.00%           2.33%(d)
=======================================================================================================================
Ratio of net investment income to average net assets                9.56%(a)(c)   10.69%      9.76%           8.99%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               71%            73%        94%            223%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $54,312,406.
(d)  Annualized.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                      NOVEMBER 20, 1998
                                                                                                        (DATE SALES
                                                                      YEAR ENDED JULY 31,              COMMENCED) TO
                                                              ------------------------------------        JULY 31,
                                                                 2002            2001       2000            1999
                                                              -----------       -------    -------    -----------------
Net asset value, beginning of period                             $  7.31        $ 10.00    $ 11.22         $10.59
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.62(a)        0.91       1.03           0.68
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.85)         (2.65)     (0.99)          0.64
=======================================================================================================================
    Total from investment operations                               (1.23)         (1.74)      0.04           1.32
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.65)         (0.90)     (1.03)         (0.68)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --      (0.23)         (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                    --          (0.02)        --             --
-----------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.02)         (0.03)        --             --
=======================================================================================================================
    Total distributions                                            (0.67)         (0.95)     (1.26)         (0.69)
=======================================================================================================================
Net asset value, end of period                                   $  5.41        $  7.31    $ 10.00         $11.22
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   (18.03)%       (18.08)%     0.08%         12.93%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 9,269        $13,860    $11,471         $3,139
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.05%(c)       1.78%      1.75%          1.75%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.05%(c)       1.95%      2.00%          2.33%(d)
=======================================================================================================================
Ratio of net investment income to average net assets                9.56%(a)(c)   10.69%      9.76%          8.99%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               71%            73%        94%           223%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $12,156,570.
(d)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Income Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-77.38%

ADVERTISING-0.68%

Interpublic Group of Cos., Inc. (The), Unsec.
  Sub. Conv. Disc. Notes, 1.87%, 06/01/06(a)   $ 4,900,000    $  3,662,750
==========================================================================

AEROSPACE & DEFENSE-0.74%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                        2,100,000       2,194,500
--------------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07             1,700,000       1,799,875
==========================================================================
                                                                 3,994,375
==========================================================================

ALUMINUM-0.13%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(b)                               700,000         689,500
==========================================================================

APPAREL RETAIL-0.42%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                               1,625,000       1,722,500
--------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                         565,000         556,525
==========================================================================
                                                                 2,279,025
==========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                                 1,325,000             132
==========================================================================

AUTOMOBILE MANUFACTURERS-1.03%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                1,200,000       1,251,360
--------------------------------------------------------------------------
General Motors Corp., Putable Deb., 8.80%,
  03/01/21                                       4,000,000       4,273,720
==========================================================================
                                                                 5,525,080
==========================================================================

BANKS-6.48%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05    1,700,000       1,683,816
--------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                2,500,000       2,750,325
--------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05     1,930,000       2,050,548
--------------------------------------------------------------------------
Dresdner Funding Trust I, Notes, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $3,182,910)(e)                                 3,000,000       3,322,140
--------------------------------------------------------------------------
European Investment Bank (Luxembourg), Yankee
  Notes, 4.63%, 03/01/07                         2,500,000       2,580,500
--------------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                       1,000,000         950,150
--------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05         1,600,000       1,619,312
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BANKS-(CONTINUED)

Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/04                              $ 3,650,000    $  3,918,822
--------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                         1,500,000       1,575,105
--------------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Putable Deb.
  6.00%, 01/15/08                                1,750,000       1,781,167
--------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14      3,000,000       3,165,000
--------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                  660,000         709,289
--------------------------------------------------------------------------
  7.50%, 04/15/05                                5,000,000       5,403,550
--------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                         2,500,000       2,831,650
--------------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                  430,000         419,250
==========================================================================
                                                                34,760,624
==========================================================================

BREWERS-0.32%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                1,705,000       1,744,795
==========================================================================

BROADCASTING & CABLE TV-9.05%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                     2,350,000         763,750
--------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Yankee Notes, 8.20%,
  07/15/09                                       3,000,000       2,831,940
--------------------------------------------------------------------------
  Unsec. Gtd. Yankee Notes, 7.30%, 10/15/06      3,000,000       2,894,010
--------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  9.63%, 11/15/09                                1,770,000       1,123,950
--------------------------------------------------------------------------
  10.75%, 10/01/09                               1,965,000       1,267,425
--------------------------------------------------------------------------
  11.13%, 01/15/11                               1,020,000         678,300
--------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07       500,000         442,500
--------------------------------------------------------------------------
Cox Communications, Inc., Sr. Unsec. RAPS
  Floating Rate Notes, 2.62%, 11/07/02           2,100,000       2,105,271
--------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                                3,250,000       2,307,500
--------------------------------------------------------------------------
  7.88%, 02/15/18                                1,000,000         720,000
--------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                                6,230,000       4,952,850
--------------------------------------------------------------------------
  7.88%, 12/15/07                                6,680,000       5,477,600
--------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(a)                       565,544         598,062
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                   $ 1,915,000    $    569,712
--------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                         5,000,000       4,724,050
--------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10           1,250,000       1,244,162
--------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                4,750,000       4,047,997
--------------------------------------------------------------------------
  7.88%, 02/15/26                                1,100,000         868,989
--------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb.,
  6.88%, 06/15/18                                1,200,000         829,440
--------------------------------------------------------------------------
  7.57%, 02/01/24                                2,000,000       1,464,500
--------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   5,800,000       4,993,742
--------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                  1,200,000       1,072,728
--------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                         3,300,000       2,554,926
==========================================================================
                                                                48,533,404
==========================================================================

BUILDING PRODUCTS-0.30%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        1,600,000       1,600,000
==========================================================================

CASINOS & GAMBLING-0.96%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                          460,000         494,500
--------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
  8.75%, 04/15/12                                1,175,000       1,195,562
--------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        1,200,000       1,296,000
--------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               1,500,000       1,500,000
--------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                           665,000         650,037
==========================================================================
                                                                 5,136,099
==========================================================================

COMPUTER HARDWARE-0.31%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(c)(d)(e)                           2,000,000         106,000
--------------------------------------------------------------------------
IBM Corp., Deb., 8.38%, 11/01/19                 1,350,000       1,543,792
==========================================================================
                                                                 1,649,792
==========================================================================

CONSTRUCTION & ENGINEERING-0.66%

Shaw Group Inc. (The), Sr. Unsec. Conv.
  Putable LYONS, 3.31%, 05/01/06(f)              6,500,000       3,534,375
==========================================================================

CONSUMER FINANCE-2.71%

CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                 2,800,000       2,979,284
--------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                  1,000,000       1,103,850
--------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/05          1,400,000       1,575,420
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                       $ 2,000,000    $  2,056,300
--------------------------------------------------------------------------
  Unsec. Notes,
  2.08%, 03/17/03                                1,500,000       1,487,723
--------------------------------------------------------------------------
  6.50%, 01/25/07                                1,000,000         994,610
--------------------------------------------------------------------------
  6.88%, 02/01/06                                  900,000         909,351
--------------------------------------------------------------------------
  7.38%, 10/28/09                                3,400,000       3,414,994
==========================================================================
                                                                14,521,532
==========================================================================

DISTRIBUTORS-0.65%

Ferrellgas Partners, L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                    3,385,000       3,490,781
==========================================================================

DIVERSIFIED CHEMICALS-0.12%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08          680,000         625,600
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.15%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                     790,000         793,950
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.35%

Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                       2,500,000       3,546,750
--------------------------------------------------------------------------
Bombardier Capital Ltd. (Canada), Yankee
  Notes, 7.50%, 08/15/04 (Acquired 06/19/02;
  Cost $1,064,650)(e)                            1,000,000       1,054,620
--------------------------------------------------------------------------
CIT Group Inc. (The), Sr. Notes, 7.13%,
  10/15/04                                         600,000         603,372
--------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                1,650,000       1,725,256
--------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05              1,700,000       1,713,294
--------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32             9,000,000       8,653,680
--------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/01/02; Cost
  $4,177,488)(e)                                 3,975,000       4,287,038
--------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes, 5.00%, 06/15/07             1,000,000       1,024,180
--------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05             1,700,000       1,719,533
--------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.13%, 02/01/07           1,000,000       1,009,100
--------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                       1,500,000       1,652,280
--------------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $1,687,104)(e)        1,600,000       1,687,216
--------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $1,699,065)(e)                            1,700,000       1,737,128
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.84%, 02/10/28(f)    8,700,000       1,189,116
--------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 5.75%, 04/15/03                         9,800,000       9,705,136
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                       $ 3,225,000    $  3,496,481
==========================================================================
                                                                44,804,180
==========================================================================

DIVERSIFIED METALS & MINING-0.69%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                    1,720,000          21,500
--------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                3,500,000       3,702,475
==========================================================================
                                                                 3,723,975
==========================================================================

ELECTRIC UTILITIES-11.17%

AES Corp. (The),
  Sr. Unsec. Notes,
  8.75%, 12/15/02                                5,425,000       3,906,000
--------------------------------------------------------------------------
  9.50%, 06/01/09                                1,275,000         529,125
--------------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes,
  7.38%, 06/15/03                                1,275,000         707,625
--------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       3,800,000       1,957,000
--------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                       2,100,000       2,100,966
--------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08          1,700,000       1,788,400
--------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17          8,000,000       8,188,080
--------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                2,645,000       1,811,825
--------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                         3,200,000       2,408,000
--------------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage Bonds, 8.90%,
  02/01/06                                       3,000,000       3,321,840
--------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
  05/01/11                                       3,000,000       3,274,200
--------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                2,000,000       2,707,400
--------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $1,887,026)(e)                                 1,882,377       1,788,070
--------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                               1,130,000         457,650
--------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%, 05/15/06          4,300,000       4,748,705
--------------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(a)                                    7,000,000       7,070,000
--------------------------------------------------------------------------
Public Service Company of New Mexico-
  Series A, Sr. Unsec. Notes, 7.10%, 08/01/05    1,200,000       1,260,384
--------------------------------------------------------------------------
RGS (I&M) Funding Corp.-Series F, Sec. Lease
  Obligation Bonds, 9.82%, 12/07/22              4,963,703       5,528,622
--------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 9.00%, 07/15/06                1,550,000       1,796,977
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                              $ 4,800,000    $  4,551,264
==========================================================================
                                                                59,902,133
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.08%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12               430,000         427,850
==========================================================================

EMPLOYMENT SERVICES-0.10%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                          800,000         524,000
==========================================================================

ENVIRONMENTAL SERVICES-2.40%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09         615,000         556,575
--------------------------------------------------------------------------
Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                2,570,000       2,274,450
--------------------------------------------------------------------------
Waste Management, Inc., Unsec. Putable Notes,
  7.10%, 08/01/03                                9,800,000      10,061,268
==========================================================================
                                                                12,892,293
==========================================================================

GAS UTILITIES-1.89%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                       1,100,000         796,125
--------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                5,000,000       4,264,450
--------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                          4,310,000       5,070,025
==========================================================================
                                                                10,130,600
==========================================================================

HEALTH CARE FACILITIES-0.35%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 10.38%, 02/15/09              1,820,000       1,883,700
==========================================================================

HOMEBUILDING-0.55%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   1,750,000       1,846,250
--------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                         1,150,000       1,098,250
==========================================================================
                                                                 2,944,500
==========================================================================

INTEGRATED OIL & GAS-2.69%

El Paso CGP Co., Sr. Unsec. Putable Deb.,
  6.70%, 02/15/07                                  750,000         580,313
--------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06       3,000,000       3,264,630
--------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                  2,645,000       2,902,068
--------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/19              4,375,000       5,362,613
--------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.38%, 11/15/08              2,100,000       2,346,099
==========================================================================
                                                                14,455,723
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.85%

Sprint Capital Corp., Sr. Unsec. Gtd. Notes,
  6.13%, 11/15/08                              $ 2,500,000    $  1,806,250
--------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19      2,500,000       1,759,375
--------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                         1,000,000         997,160
==========================================================================
                                                                 4,562,785
==========================================================================

LIFE & HEALTH INSURANCE-1.44%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                       3,000,000       3,375,240
--------------------------------------------------------------------------
American General Institute-Series A, Gtd.
  Bonds, 7.57%, 12/01/45 (Acquired 07/18/02;
  Cost 1,091,690)(e)                             1,000,000       1,059,620
--------------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                       1,000,000       1,000,000
--------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Gtd. Notes, 8.75%,
  08/09/06 (Acquired 07/19/01; Cost
  $584,350)(e)                                     620,000         170,500
--------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $654,311)(e)                                     700,000         758,090
--------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23          1,325,000       1,384,824
==========================================================================
                                                                 7,748,274
==========================================================================

MULTI-LINE INSURANCE-0.29%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $1,567,125)(e)                                 1,500,000       1,545,662
==========================================================================

OIL & GAS-0.61%

Canadian Oil Sands Ltd., (Canada) Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $3,220,956)(e)         3,200,000       3,286,112
==========================================================================

OIL & GAS DRILLING-0.87%

Transocean Sedco Forex Inc., Unsec. Notes,
  6.95%, 04/15/08                                4,300,000       4,646,580
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.42%

Kinder Morgan Energy Partners, LP, Sr. Unsec.
  Notes, 7.13%, 03/15/12                         1,500,000       1,591,397
--------------------------------------------------------------------------
National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                4,000,000       4,018,800
--------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                       2,000,000       2,013,300
==========================================================================
                                                                 7,623,497
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-5.41%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          1,200,000       1,301,844
--------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11             2,400,000       2,450,424
--------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                         1,250,000       1,250,000
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
OIL & GAS EXPLORATION &
  PRODUCTION-(CONTINUED)

Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                             $ 2,300,000    $  2,554,702
--------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                         795,000         864,674
--------------------------------------------------------------------------
Devon Financing Corp. ULC, Sr. Unsec. Gtd.
  Unsub. Deb., 7.88%, 09/30/31                   2,155,000       2,315,332
--------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         3,500,000       3,804,010
--------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         5,500,000       5,610,000
--------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Yankee Notes,
  7.40%, 05/01/28                                2,000,000       1,971,980
--------------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                       6,000,000       5,094,960
--------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                         1,700,000       1,832,685
==========================================================================
                                                                29,050,611
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.52%

Pennzoil-Quaker State Co., Unsec. Deb.,
  7.38%, 04/01/29                                6,855,000       7,400,589
--------------------------------------------------------------------------
Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Putable Yankee Bonds,
  9.38%, 12/02/08                                2,500,000       2,668,750
--------------------------------------------------------------------------
  Series P, Sr. Unsec. Gtd. Putable Unsub.
  Yankee Bonds, 9.50%, 03/15/06                  3,100,000       3,426,492
==========================================================================
                                                                13,495,831
==========================================================================

PAPER PRODUCTS-0.17%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08                900,000         906,750
==========================================================================

PHARMACEUTICALS-0.47%

Johnson & Johnson, Unsec. Debs., 8.72%,
  11/01/24                                       2,200,000       2,515,172
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.79%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $2,246,558)(e)                                 2,250,000       2,375,663
--------------------------------------------------------------------------
American Re Corp.-Series B, Sr. Unsec. Notes,
  7.45%, 12/15/26                                2,900,000       3,079,133
--------------------------------------------------------------------------
Markel Corp.,
  Unsec. Gtd. Notes, 7.20%, 08/15/07             2,200,000       2,202,948
--------------------------------------------------------------------------
  Unsec. Notes, 7.00%, 05/15/08                  2,000,000       1,944,880
==========================================================================
                                                                 9,602,624
==========================================================================

PUBLISHING-2.39%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/06                 5,000,000       5,317,550
--------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                 4,950,000       5,427,329
--------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
  10/01/06                                       2,000,000       2,058,200
==========================================================================
                                                                12,803,079
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

RAILROADS-1.72%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                     $ 7,250,000    $  7,898,005
--------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10              1,300,000       1,348,750
==========================================================================
                                                                 9,246,755
==========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.99%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18                600,000         640,068
--------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               600,000         622,998
--------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                3,500,000       3,631,635
--------------------------------------------------------------------------
Host Marriott LP,
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                         920,000         897,000
--------------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
  01/15/07                                       1,500,000       1,500,000
--------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  755,000         781,425
--------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                  465,000         467,325
--------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                2,000,000       2,151,480
==========================================================================
                                                                10,691,931
==========================================================================

SOVEREIGN DEBT-0.47%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                         1,100,000       1,098,031
--------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                       1,300,000       1,436,539
==========================================================================
                                                                 2,534,570
==========================================================================

SPECIALTY CHEMICALS-0.06%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                  310,000         299,150
==========================================================================

SPECIALTY STORES-0.61%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                               1,550,000       1,650,750
--------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                   1,550,000       1,596,500
==========================================================================
                                                                 3,247,250
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.20%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               2,000,000       1,090,000
==========================================================================

TRUCKING-0.27%

North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(b)                     1,365,000       1,426,425
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.85%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                        1,850,000       1,276,500
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
WIRELESS TELECOMMUNICATION
  SERVICES-(CONTINUED)

Nextel Communications, Inc.,
  Sr. Notes, 12.00%, 11/01/08                  $ 1,550,000    $  1,123,750
--------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11              2,100,000       1,365,000
--------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  8.75%, 11/15/11                                1,270,000         793,750
==========================================================================
                                                                 4,559,000
==========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $438,796,085)                                415,112,826
==========================================================================

                                                PRINCIPAL
                                                AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-6.53%

CANADA-1.62%

AT&T Canada Inc. (Integrated
  Telecommunication Services),
  Sr. Unsec. Unsub. Notes,
  7.15%, 09/23/04                    CAD           500,000          35,534
--------------------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Wireless Telecommunication
  Services), Unsec. Deb.,
  6.55%, 06/02/08                    CAD         2,250,000       1,421,451
--------------------------------------------------------------------------
Canadian Government
  (Sovereign Debt), Bonds,
  6.63%, 10/03/07                    NZD         7,400,000       3,461,062
--------------------------------------------------------------------------
Ontario (Province of)
  (Sovereign Debt), Unsec. Unsub.
  Notes, 6.25%, 12/03/08             NZD         2,500,000       1,131,571
--------------------------------------------------------------------------
Rogers Cablesystems Ltd.
  (Broadcasting & Cable TV), Sr.
  Sec. Second Priority Deb.,
  9.65%, 01/15/14                    CAD         3,300,000       1,985,629
--------------------------------------------------------------------------
Westcoast Energy Inc.
  (Gas Utilities)-Series V,
  Unsec. Deb., 6.45%, 12/18/06       CAD         1,000,000         653,746
==========================================================================
                                                                 8,688,993
==========================================================================

GERMANY-2.65%

Bundesrepublik Deutschland
  (Sovereign Debt), Bonds,
  6.50%, 10/14/05                    EUR           650,000         682,125
--------------------------------------------------------------------------
Germany (Federal Republic of)
  (Sovereign Debt), Bonds,
  5.25%, 01/04/11                    EUR        10,125,000      10,277,288
--------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau
  (Banks), Sr. Unsec. Unsub. Deb.,
  5.25%, 07/04/12                    EUR         3,250,000       3,249,249
==========================================================================
                                                                14,208,662
==========================================================================

NETHERLANDS-0.37%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd.
  Medium Term Euro Notes,
  6.13%, 07/30/09                    EUR         2,050,000       1,974,802
==========================================================================

UNITED KINGDOM-1.89%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV),
  Sr. Unsec. Gtd. Unsub. Euro Bonds,
  7.75%, 07/09/09                    GBP         1,750,000       2,551,826
--------------------------------------------------------------------------
Sutton Bridge Financing Ltd.
  (Electric Utilities), Gtd. Notes,
  8.63%, 06/30/22(b)                 GBP         1,942,890       3,267,373
--------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                AMOUNT(g)        VALUE
UNITED KINGDOM-(CONTINUED)

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07     GBP          2,475,000    $  4,328,794
==========================================================================
                                                                10,147,993
==========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $34,189,334)                                  35,020,450
==========================================================================

                                                 SHARES
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-1.12%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(d)(e)(h)              4,100              41
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.27%

Cendant Corp.(i)                                   105,409       1,456,752
==========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B, Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(e)(h)                                     2,885              29
--------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(e)(h)        2,885              29
==========================================================================
                                                                        58
==========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(e)(h)                 1,300          58,825
==========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.66%

First Republic Capital Corp.-Series A, Pfd.
  (Acquired 05/26/99; Cost $3,500,000)(e)            3,500       3,500,000
==========================================================================

SYSTEMS SOFTWARE-0.18%

Microsoft Corp.(i)                                  20,291         973,562
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(e)(h)                        1,775              18
==========================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $8,370,114)                                5,989,256
==========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.36%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.52%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $ 1,000,000       1,058,680
--------------------------------------------------------------------------
Pass Through Ctfs.,
  6.00%, 04/01/17 to 06/01/17                      696,639         717,219
--------------------------------------------------------------------------
  6.50%, 04/01/17                                   99,249         103,483
--------------------------------------------------------------------------
  7.50%, 06/01/30                                  150,000         158,242
--------------------------------------------------------------------------
  7.00%, 06/01/32                                  199,198         207,423
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Pass Through Ctfs., TBA,
  6.00%, 09/01/32                              $   150,000    $    151,453
--------------------------------------------------------------------------
  6.50%, 09/01/32                                  400,000         411,625
==========================================================================
                                                                 2,808,125
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.38%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                      559,692         591,446
--------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                    1,297,525       1,353,662
--------------------------------------------------------------------------
  6.50%, 09/01/16                                  257,746         268,833
--------------------------------------------------------------------------
  8.00%, 10/01/30                                   82,461          87,940
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 09/01/32                                1,150,000       1,159,703
--------------------------------------------------------------------------
  6.50%, 09/01/32                                2,224,000       2,286,550
--------------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                2,500,000       2,562,375
--------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                1,450,000       1,561,113
--------------------------------------------------------------------------
  4.75%, 01/02/07                                1,500,000       1,556,625
--------------------------------------------------------------------------
  6.25%, 02/01/11                                3,950,000       4,221,444
--------------------------------------------------------------------------
  5.25%, 08/01/12                                2,500,000       2,471,450
==========================================================================
                                                                18,121,141
==========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.46%

Pass Through Ctfs.,
  8.50%, 11/15/24                                  543,371         590,421
--------------------------------------------------------------------------
  6.50%, 03/15/31 to 07/15/32                      635,207         656,068
--------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                      567,580         593,858
--------------------------------------------------------------------------
  6.00%, 12/15/31 to 01/15/32                      248,824         252,385
--------------------------------------------------------------------------
  7.50%, 01/15/32                                  360,338         381,755
==========================================================================
                                                                 2,474,487
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $22,709,437)                                        23,403,753
==========================================================================

ASSET-BACKED SECURITIES-5.75%

AIRLINES-3.42%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $3,000,000)(e)                                 3,000,000       2,390,340
--------------------------------------------------------------------------
American Airlines, Inc.- Class A-1-Series
  2001-1, Pass Through Ctfs. 6.98%, 05/23/21     4,523,618       4,444,003
--------------------------------------------------------------------------
Continental Airlines, Inc.,-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                 2,960,923       2,813,706
--------------------------------------------------------------------------
Delta Air Lines, Inc., Equipment Trust Ctfs.,
  10.50%, 04/30/16                               5,000,000       4,951,250
--------------------------------------------------------------------------
United Air Lines, Inc.-Class A-2, Pass
  Through Ctfs., 7.73%, 07/01/10                 4,100,000       3,765,645
==========================================================================
                                                                18,364,944
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

DIVERSIFIED FINANCIAL SERVICES-2.01%

Citicorp Lease-Class A1, Series 1999-1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-06/19/02; Cost $2,768,495)(e)       $ 2,617,217    $  2,806,311
--------------------------------------------------------------------------
Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $3,603,676)(e)         3,600,000       3,893,508
--------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06              1,800,000       1,888,290
--------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $2,097,228)(e)                            2,100,000       2,190,770
==========================================================================
                                                                10,778,879
==========================================================================

ELECTRIC UTILITIES-0.32%

Beaver Valley II Funding Corp., Sec. Lease
  Obligation Bonds, 9.00%, 06/01/17              1,500,000       1,704,855
==========================================================================
    Total Asset-Backed Securities (Cost
      $30,908,620)                                              30,848,678
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

U.S. TREASURY SECURITIES-1.14%

U.S. TREASURY NOTES-1.14%

6.13%, 08/15/07                                $ 4,100,000    $  4,578,921
--------------------------------------------------------------------------
6.50%, 02/15/10                                    750,000         860,783
--------------------------------------------------------------------------
5.75%, 08/15/10                                    300,000         329,820
--------------------------------------------------------------------------
5.00%, 08/15/11                                    350,000         365,137
==========================================================================
    Total U.S. Treasury Securities (Cost
      $5,814,181)                                                6,134,661
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-0.80%

STIC Liquid Assets Portfolio(j)                  2,139,047       2,139,047
--------------------------------------------------------------------------
STIC Prime Portfolio(j)                          2,139,047       2,139,047
==========================================================================
    Total Money Market Funds (Cost
      $4,278,094)                                                4,278,094
==========================================================================
TOTAL INVESTMENTS-97.08% (Cost $545,065,865)                   520,787,718
==========================================================================
OTHER ASSETS LESS LIABILITIES-2.92%                             15,666,823
==========================================================================
NET ASSETS-100.00%                                            $536,454,541
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

CAD    - Canadian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Jr.    - Junior
LYONS  - Liquid Yield Option Notes
NZD    - New Zealand Dollar
Pfd.   - Preferred
RAPS   - Redeemable and Putable Securities
REIT   - Real Estate Investment Trust
ROARS  - Redeemable and Remarketable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
TBA    - To Be Announced
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $38,017,730, which represented 7.09% of the Fund's net assets.
(f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $545,065,865)                                $520,787,718
-----------------------------------------------------------
Foreign currencies, at value (cost $346,907)        353,141
-----------------------------------------------------------
Receivables for:
  Investments sold                               16,813,623
-----------------------------------------------------------
  Fund shares sold                                2,461,226
-----------------------------------------------------------
  Dividends and interest                         10,755,503
-----------------------------------------------------------
  Foreign currency contracts outstanding             23,106
-----------------------------------------------------------
  Investment for deferred compensation plan          70,105
-----------------------------------------------------------
Other assets                                         46,577
===========================================================
    Total assets                                551,310,999
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          12,012,292
-----------------------------------------------------------
  Fund shares reacquired                          1,616,258
-----------------------------------------------------------
  Dividends                                         674,827
-----------------------------------------------------------
  Deferred compensation plan                         70,105
-----------------------------------------------------------
Accrued distribution fees                           326,938
-----------------------------------------------------------
Accrued trustees' fees                                  771
-----------------------------------------------------------
Accrued transfer agent fees                          85,641
-----------------------------------------------------------
Accrued operating expenses                           69,626
===========================================================
    Total liabilities                            14,856,458
===========================================================
Net assets applicable to shares outstanding    $536,454,541
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $281,966,398
___________________________________________________________
===========================================================
Class B                                        $216,709,807
___________________________________________________________
===========================================================
Class C                                        $ 37,768,735
___________________________________________________________
===========================================================
Class R                                        $      9,601
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          45,470,402
___________________________________________________________
===========================================================
Class B                                          34,900,924
___________________________________________________________
===========================================================
Class C                                           6,096,836
___________________________________________________________
===========================================================
Class R                                               1,548
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.20
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.20 divided by
      95.25%)                                  $       6.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       6.21
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       6.19
___________________________________________________________
===========================================================
Class R
  Net asset value and offering price per
    share                                      $       6.20
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                       $ 44,577,359
-----------------------------------------------------------
Dividends                                           367,555
-----------------------------------------------------------
Dividends from affiliated money market funds        149,725
===========================================================
    Total investment income                      45,094,639
===========================================================

EXPENSES:

Advisory fees                                     2,544,570
-----------------------------------------------------------
Administrative services fees                        131,802
-----------------------------------------------------------
Custodian fees                                       78,789
-----------------------------------------------------------
Distribution fees -- Class A                        797,679
-----------------------------------------------------------
Distribution fees -- Class B                      2,361,879
-----------------------------------------------------------
Distribution fees -- Class C                        431,875
-----------------------------------------------------------
Distribution fees -- Class R                              8
-----------------------------------------------------------
Transfer agent fees                               1,287,975
-----------------------------------------------------------
Trustees' fees                                       10,712
-----------------------------------------------------------
Other                                               220,152
===========================================================
    Total expenses                                7,865,441
===========================================================
Less: Fees waived                                    (1,176)
-----------------------------------------------------------
    Expenses paid indirectly                        (11,705)
===========================================================
    Net expenses                                  7,852,560
===========================================================
Net investment income                            37,242,079
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (54,395,886)
-----------------------------------------------------------
  Foreign currencies                                  1,337
-----------------------------------------------------------
  Foreign currency contracts                     (1,150,421)
===========================================================
                                                (55,544,970)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (7,324,078)
-----------------------------------------------------------
  Foreign currencies                                 28,219
-----------------------------------------------------------
  Foreign currency contracts                        195,089
===========================================================
                                                 (7,100,770)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (62,645,740)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(25,403,661)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002             2001
                                                              -------------    ------------
OPERATIONS:

  Net investment income                                       $  37,242,079    $ 43,500,196
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (55,544,970)    (42,785,523)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           (7,100,770)     23,348,156
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (25,403,661)     24,062,829
===========================================================================================
Distributions to shareholders from net investment income: .
  Class A                                                       (20,406,662)    (25,411,789)
-------------------------------------------------------------------------------------------
  Class B                                                       (13,291,002)    (14,235,384)
-------------------------------------------------------------------------------------------
  Class C                                                        (2,453,982)     (2,147,191)
-------------------------------------------------------------------------------------------
  Class R                                                               (74)             --
-------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                          (994,212)       (937,652)
-------------------------------------------------------------------------------------------
  Class B                                                          (736,149)       (595,428)
-------------------------------------------------------------------------------------------
  Class C                                                          (134,853)        (90,938)
-------------------------------------------------------------------------------------------
  Class R                                                               (32)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (31,273,225)     11,935,605
-------------------------------------------------------------------------------------------
  Class B                                                         4,755,275      30,091,490
-------------------------------------------------------------------------------------------
  Class C                                                        (1,919,177)     18,401,373
-------------------------------------------------------------------------------------------
  Class R                                                            10,118              --
===========================================================================================
    Net increase (decrease) in net assets                       (91,847,636)     41,072,915
===========================================================================================

NET ASSETS:

  Beginning of year                                             628,302,177     587,229,262
===========================================================================================
  End of year                                                 $ 536,454,541    $628,302,177
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 699,747,585    $730,247,353
-------------------------------------------------------------------------------------------
  Undistributed net investment income                            (1,534,587)       (296,959)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (137,540,332)    (83,285,278)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                   (24,218,125)    (18,362,939)
===========================================================================================
                                                              $ 536,454,541    $628,302,177
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $782,843, undistributed net realized gains increased by $1,289,916 and paid in capital decreased by $2,072,759 as a result of book/tax differences due to foreign currency transactions, defaulted bonds adjustments, bond premium amortization, return of capital and other reclassifications. Net assets of the fund were unaffected by the reclassifications.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.


       The Fund's capital loss carryforward of $93,080,969 as of July 31, 2002 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------    ----------
   $ 1,419,489    July 31, 2006
   ----------------------------
    13,740,010    July 31, 2007
   ----------------------------
    26,912,929    July 31, 2008
   ----------------------------
     2,702,340    July 31, 2009
   ----------------------------
    48,306,201    July 31, 2010
   ============================
   $93,080,969
   ____________________________
   ============================


       As of July 31, 2002 the Fund has a post-October capital loss deferral of $42,757,374, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at year were as follows:

                               CONTRACT TO
   SETTLEMENT             ----------------------                 UNREALIZED
   DATE         CURRENCY   DELIVER     RECEIVE       VALUE      APPRECIATION
   ----------   --------  ---------   ----------   ----------   ------------
   10/09/02       EUR     3,500,000   $3,433,500   $3,410,394     $23,106
   _________________________________________________________________________
   =========================================================================


G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities and recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,245,584 reduction in the cost of securities and a corresponding $1,245,584 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,122,887, to increase net unrealized gains and losses by $709,675 and to increase net realized gains and losses by $413,212. As a result the net investment income per share was decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.19%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $1,176.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $131,802 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $697,042 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $797,679, $2,361,879, $431,875 and $8, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $130,523 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $41,125, $7,536, $24,489 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,995 and reductions in custodian fees of $4,710 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,705.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $36,151,720    $41,794,364
-------------------------------------------------------------
Return of capital                    1,865,246      1,624,018
=============================================================
                                   $38,016,966    $43,418,382
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                     $ (93,080,969)
-----------------------------------------------------------
Unrealized appreciation (depreciation)          (70,212,075)
===========================================================
                                              $(163,293,044)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the treatment of bond premium amortization, the treatment of defaulted bonds and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $410,360,027 and $443,357,783, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 13,049,250
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (40,479,224)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(27,429,974)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $548,217,692.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      19,535,050    $ 129,985,397     19,948,772    $ 139,192,236
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      10,824,126       72,286,011     11,714,579       81,887,558
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,329,978       15,549,708      4,180,883       29,145,850
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          1,531           10,012             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,547,835       16,937,345      3,099,848       21,590,593
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,516,843       10,088,147      1,543,513       10,761,821
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         294,792        1,957,101        250,632        1,741,447
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                             17              106             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (26,805,775)    (178,195,967)   (21,394,116)    (148,847,224)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,702,242)     (77,618,883)    (8,963,733)     (62,557,889)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,930,754)     (19,425,986)    (1,792,733)     (12,485,924)
==========================================================================================================================
                                                               (4,388,599)   $ (28,427,009)     8,587,645    $  60,428,468
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                       YEAR ENDED JULY 31,         ENDED             YEAR ENDED DECEMBER 31,
                                                    -------------------------     JULY 31,       --------------------------------
                                                      2002             2001         2000           1999        1998        1997
                                                    --------         --------    ------------    --------    --------    --------
Net asset value, beginning of period                $   6.91         $   7.14      $   7.59      $   8.38    $   8.57    $   8.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44(a)(b)       0.53          0.34          0.57        0.57        0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.70)           (0.23)        (0.47)        (0.81)      (0.16)       0.39
=================================================================================================================================
    Total from investment operations                   (0.26)            0.30         (0.13)        (0.24)       0.41        0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.43)           (0.51)        (0.25)        (0.55)      (0.55)      (0.52)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --               --            --            --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                    (0.02)           (0.02)        (0.07)           --          --          --
=================================================================================================================================
    Total distributions                                (0.45)           (0.53)        (0.32)        (0.55)      (0.60)      (0.61)
=================================================================================================================================
Net asset value, end of period                      $   6.20         $   6.91      $   7.14      $   7.59    $   8.38    $   8.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (4.05)%           4.42%        (1.70)%       (2.92)%      4.94%      11.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $281,966         $346,967      $346,482      $393,414    $399,701    $340,608
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 0.96%(d)         0.95%         0.97%(e)      0.91%       0.91%       0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                6.57%(a)(d)      7.57%         8.03%(e)      7.11%       6.69%       6.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   70%              83%           43%           78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $319,071,550.
(e)  Annualized.


                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                       YEAR ENDED JULY 31,         ENDED             YEAR ENDED DECEMBER 31,
                                                    -------------------------     JULY 31,       --------------------------------
                                                      2002             2001         2000           1999        1998        1997
                                                    --------         --------    ------------    --------    --------    --------
Net asset value, beginning of period                $   6.92         $   7.14      $   7.58      $   8.37    $   8.55    $   8.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.39(a)(b)       0.48          0.31          0.50        0.50        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.70)           (0.23)        (0.47)        (0.80)      (0.15)       0.38
=================================================================================================================================
    Total from investment operations                   (0.31)            0.25         (0.16)        (0.30)       0.35        0.86
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.38)           (0.45)        (0.21)        (0.49)      (0.48)      (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --               --            --            --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                    (0.02)           (0.02)        (0.07)           --          --          --
=================================================================================================================================
    Total distributions                                (0.40)           (0.47)        (0.28)        (0.49)      (0.53)      (0.54)
=================================================================================================================================
Net asset value, end of period                      $   6.21         $   6.92      $   7.14      $   7.58    $   8.37    $   8.55
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (4.76)%           3.67%        (2.09)%       (3.72)%      4.20%      10.89%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $216,710         $237,118      $213,926      $244,713    $219,033    $125,871
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.71%(d)         1.71%         1.73%(e)      1.66%       1.66%       1.69%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                5.82%(a)(d)      6.81%         7.28%(e)      6.36%       5.94%       5.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   70%              83%           43%           78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $236,187,889.
(e)  Annualized.


                                                                                     CLASS C
                                                 -------------------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                            SEVEN MONTHS        YEAR ENDED        (DATE SALES
                                                   YEAR ENDED JULY 31,        ENDED            DECEMBER 31,       COMMENCED) TO
                                                 -----------------------    JULY 31,        ------------------    DECEMBER 31,
                                                  2002            2001        2000           1999       1998         1997
                                                 -------         -------    ------------    -------    -------    --------------
Net asset value, beginning of period             $  6.91         $  7.13      $  7.57       $  8.36    $  8.54        $ 8.38
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.39(a)(b)      0.48         0.31          0.50       0.50          0.19
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.71)          (0.23)       (0.47)        (0.80)     (0.15)         0.22
================================================================================================================================
    Total from investment operations               (0.32)           0.25        (0.16)        (0.30)      0.35          0.41
================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.38)          (0.45)       (0.21)        (0.49)     (0.48)        (0.16)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --              --           --            --      (0.05)        (0.09)
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                (0.02)          (0.02)       (0.07)           --         --            --
================================================================================================================================
    Total distributions                            (0.40)          (0.47)       (0.28)        (0.49)     (0.53)        (0.25)
================================================================================================================================
Net asset value, end of period                   $  6.19         $  6.91      $  7.13       $  7.57    $  8.36        $ 8.54
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                    (4.92)%          3.68%       (2.09)%       (3.71)%     4.21%         4.96%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $37,769         $44,216      $26,821       $28,202    $19,332        $2,552
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets             1.71%(d)        1.71%        1.73%(e)      1.66%      1.66%         1.69%(e)
================================================================================================================================
Ratio of net investment income to average net
  assets                                            5.82%(a)(d)     6.81%        7.28%(e)      6.36%      5.94%         5.80%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                               70%             83%          43%           78%        41%           54%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $43,187,491.
(e)  Annualized.


                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                JULY 31,
                                                                  2002
                                                                -------------
Net asset value, beginning of period                               $ 6.53
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.06(a)(b)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.32)
=============================================================================
    Total from investment operations                                (0.26)
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.05)
-----------------------------------------------------------------------------
  Return of capital                                                 (0.02)
=============================================================================
    Total distributions                                             (0.07)
=============================================================================
Net asset value, end of period                                     $ 6.20
_____________________________________________________________________________
=============================================================================
Total return(c)                                                     (4.01)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   10
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                              1.21%(d)
=============================================================================
Ratio of net investment income to average net assets                 6.32%(a)(d)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                70%
_____________________________________________________________________________
=============================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $9,857.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Intermediate Government Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE
U.S. GOVERNMENT AGENCY SECURITIES-84.20%

FEDERAL FARM CREDIT BANK-3.77%

Bonds,
  3.88%, 12/15/04                              $  7,410,000    $    7,510,331
-----------------------------------------------------------------------------
  4.38%, 04/15/05                                 7,670,000         7,956,475
-----------------------------------------------------------------------------
  6.00%, 06/11/08 to 03/07/11                    19,000,000        20,535,460
-----------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                10,000,000         9,713,300
=============================================================================
                                                                   45,715,566
=============================================================================

FEDERAL HOME LOAN BANK-12.04%

Bonds,
  7.36%, 07/01/04                                 2,800,000         3,053,932
-----------------------------------------------------------------------------
Medium Term Notes,
  4.15%, 02/28/05                                40,800,000        40,867,320
-----------------------------------------------------------------------------
Unsec. Bonds,
  4.63%, 04/15/05                                23,330,000        24,351,621
-----------------------------------------------------------------------------
  6.50%, 11/15/05                                 2,000,000         2,202,380
-----------------------------------------------------------------------------
  7.25%, 02/15/07                                 5,500,000         6,266,645
-----------------------------------------------------------------------------
  5.48%, 01/08/09                                 1,000,000         1,055,510
-----------------------------------------------------------------------------
  5.75%, 05/15/12                                65,210,000        68,370,076
=============================================================================
                                                                  146,167,484
=============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-28.58%

Pass Through Certificates,
  9.00%, 12/01/05 to 04/01/25                     1,388,632         1,505,426
-----------------------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/23                     5,220,288         5,628,155
-----------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                     9,925,171        10,674,325
-----------------------------------------------------------------------------
  7.00%, 11/01/10 to 06/01/32                    78,745,078        82,076,854
-----------------------------------------------------------------------------
  6.50%, 02/01/11 to 10/01/31                    34,152,741        35,432,254
-----------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                    3,198,026         3,683,810
-----------------------------------------------------------------------------
  12.00%, 02/01/13                                    6,974             8,086
-----------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                      549,580           629,066
-----------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                     2,840,965         3,157,989
-----------------------------------------------------------------------------
  7.50%, 09/01/30                                 2,868,244         3,025,853
-----------------------------------------------------------------------------
Pass Through Certificates TBA,(a)
  6.00%, 08/01/32                                24,000,000        24,269,250
-----------------------------------------------------------------------------
  6.50%, 08/01/32                                50.000,000        51,498,438
-----------------------------------------------------------------------------

                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-(CONTINUED)

Unsec. Medium Term Notes,
  3.88%, 12/20/04                              $ 21,090,000    $   21,235,521
-----------------------------------------------------------------------------
  4.38%, 08/19/05                                 9,750,000         9,763,163
-----------------------------------------------------------------------------
  4.50%, 02/27/06                                30,000,000        30,386,400
-----------------------------------------------------------------------------
  5.50%, 04/11/06                                 4,900,000         4,931,556
-----------------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                30,000,000        31,223,700
-----------------------------------------------------------------------------
  5.13%, 10/15/08 to 07/15/12                    27,000,000        27,662,060
=============================================================================
                                                                  346,791,906
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-31.72%

Pass Through Certificates,
  8.50%, 01/01/07 to 04/01/30                    28,664,593        31,180,403
-----------------------------------------------------------------------------
  7.50%, 06/01/10 to 07/01/31                    26,139,030        27,635,188
-----------------------------------------------------------------------------
  7.00%, 05/01/11 to 05/01/32                    17,280,390        18,015,494
-----------------------------------------------------------------------------
  8.00%, 02/01/12 to 07/01/31                     6,944,788         7,428,424
-----------------------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/31                    19,298,716        20,116,419
-----------------------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24                    15,903,424        16,369,742
-----------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                       591,715           657,629
-----------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                    3,421,065         3,891,052
-----------------------------------------------------------------------------
  10.30%, 04/20/25                                1,061,506         1,198,382
-----------------------------------------------------------------------------
Pass Through Certificates, TBA,(a)
  6.00%, 08/01/32                                44,000,000        44,433,125
-----------------------------------------------------------------------------
  6.50%, 08/01/32                                88,500,000        91,119,047
-----------------------------------------------------------------------------
  8.50%, 09/01/32                                 3,500,000         3,831,406
-----------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    24,765,000        26,871,941
-----------------------------------------------------------------------------
  6.47%, 09/25/12                                10,550,000        11,670,726
-----------------------------------------------------------------------------
Unsec. Notes,
  5.35%, 09/19/06                                 8,000,000         8,034,320
-----------------------------------------------------------------------------
  5.25%, 04/15/07                                16,000,000        16,904,320
-----------------------------------------------------------------------------
  4.25%, 07/15/07                                23,000,000        23,275,540
-----------------------------------------------------------------------------
  6.13%, 03/15/12                                30,000,000        32,281,500
=============================================================================
                                                                  384,914,658
=============================================================================


                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-2.81%

Pass Through Certificates,
  6.00%, 10/15/08 to 11/15/08                  $    245,318    $      256,236
-----------------------------------------------------------------------------
  6.50%, 10/15/08                                   196,345           206,927
-----------------------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28                     8,963,946         9,385,855
-----------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                       515,649           567,646
-----------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                     1,901,714         2,131,444
-----------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                    4,205,083         4,793,064
-----------------------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15                       37,324            43,303
-----------------------------------------------------------------------------
  12.50%, 11/15/10                                   45,366            53,596
-----------------------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15                      159,406           192,766
-----------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                      145,524           175,780
-----------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                      203,121           244,076
-----------------------------------------------------------------------------
  10.50%, 02/15/16                                   22,713            26,588
-----------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                    11,787,482        12,647,104
-----------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                     3,155,888         3,345,012
=============================================================================
                                                                   34,069,397
=============================================================================

PRIVATE EXPORT FUNDING COMPANY-1.39%

Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                 7,000,000         8,003,100
-----------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                 8,000,000         8,864,480
=============================================================================
                                                                   16,867,580
=============================================================================

TENNESSEE VALLEY AUTHORITY-3.89%

Bonds, 4.88%, 12/15/16                           10,000,000        10,338,400
-----------------------------------------------------------------------------
Series A, Bonds, 5.63%, 01/18/11                 28,517,000        29,881,253
-----------------------------------------------------------------------------
Series G, Bonds, 5.38%, 11/13/08                  6,600,000         7,010,058
=============================================================================
                                                                   47,229,711
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $1,004,015,856)                                     1,021,756,302
=============================================================================

                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE


U.S. TREASURY SECURITIES-16.75%

U.S. TREASURY NOTES-12.64%

6.75%, 05/15/05                                $ 29,500,000    $   32,694,850
-----------------------------------------------------------------------------
4.63%, 05/15/06                                  29,800,000        31,384,764
-----------------------------------------------------------------------------
4.38%, 05/15/07(b)                               66,000,000        68,670,360
-----------------------------------------------------------------------------
4.88%, 02/15/12(b)                               20,000,000        20,637,200
=============================================================================
                                                                  153,387,174
=============================================================================
U.S. TREASURY BONDS-3.28%

7.50%, 11/15/16 to 11/15/24                      14,950,000        18,739,609
-----------------------------------------------------------------------------
6.25%, 05/15/30                                  18,890,000        21,037,226
=============================================================================
                                                                   39,776,835
=============================================================================
U.S. TREASURY STRIPS-0.83%(c)

5.38%, 05/15/06                                   8,000,000         7,092,800
-----------------------------------------------------------------------------
6.79%, 11/15/18                                   7,750,000         3,053,423
=============================================================================
                                                                   10,146,223
=============================================================================
    Total U.S. Treasury Securities (Cost
      $197,840,943)                                               203,310,232
=============================================================================

                                                  SHARES
MONEY MARKET FUNDS-23.35%

STIT Government & Agency Portfolio (Cost
  $283,406,073)(d)                              283,406,073       283,406,073
=============================================================================
TOTAL INVESTMENTS-124.30% (Cost
  $1,485,262,872)                                               1,508,472,607
=============================================================================
OTHER ASSETS LESS LIABILITIES-(24.30%)                           (294,915,053)
=============================================================================
NET ASSETS-100.00%                                             $1,213,557,554
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 07/31/02.
(c) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $1,485,262,872)                            $1,508,472,607
-----------------------------------------------------------
Receivables for:
  Fund shares sold                               12,780,810
-----------------------------------------------------------
  Dividends and interest                         11,713,196
-----------------------------------------------------------
  Principal paydowns                                332,135
-----------------------------------------------------------
Investment for deferred compensation plan            56,200
-----------------------------------------------------------
Other assets                                        139,110
===========================================================
    Total assets                              1,533,494,058
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                         214,344,543
-----------------------------------------------------------
  Fund shares reacquired                         13,886,549
-----------------------------------------------------------
  Dividends                                         702,769
-----------------------------------------------------------
  Reverse repurchase agreements                  89,705,000
-----------------------------------------------------------
  Deferred compensation plan                         56,200
-----------------------------------------------------------
Accrued interest expense                              3,920
-----------------------------------------------------------
Accrued distribution fees                           777,774
-----------------------------------------------------------
Accrued trustees' fees                                1,283
-----------------------------------------------------------
Accrued transfer agent fees                         114,106
-----------------------------------------------------------
Accrued operating expenses                          344,360
===========================================================
    Total liabilities                           319,936,504
===========================================================
Net assets applicable to shares
  outstanding                                $1,213,557,554
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                      $  473,103,542
___________________________________________________________
===========================================================
Class B                                      $  613,306,204
___________________________________________________________
===========================================================
Class C                                      $  127,114,212
___________________________________________________________
===========================================================
Class R                                      $       33,596
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          50,991,897
___________________________________________________________
===========================================================
Class B                                          65,901,089
___________________________________________________________
===========================================================
Class C                                          13,706,567
___________________________________________________________
===========================================================
Class R                                               3,625
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $         9.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.28 divided by
      95.25%)                                $         9.74
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $         9.31
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $         9.27
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                    $         9.27
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $41,389,986
-----------------------------------------------------------
Dividends from affiliated money market funds      3,934,282
===========================================================
    Total investment income                      45,324,268
===========================================================

EXPENSES:

Advisory fees                                     3,328,024
-----------------------------------------------------------
Administrative services fees                        158,838
-----------------------------------------------------------
Custodian fees                                      104,840
-----------------------------------------------------------
Distribution fees -- Class A                        913,667
-----------------------------------------------------------
Distribution fees -- Class B                      3,744,307
-----------------------------------------------------------
Distribution fees -- Class C                        823,922
-----------------------------------------------------------
Distribution fees -- Class R                             14
-----------------------------------------------------------
Interest                                            350,670
-----------------------------------------------------------
Transfer agent fees                               1,413,898
-----------------------------------------------------------
Trustees' fees                                       12,034
-----------------------------------------------------------
Other                                               305,503
===========================================================
    Total expenses                               11,155,717
===========================================================
Less: Fees waived                                   (28,397)
-----------------------------------------------------------
    Expenses paid indirectly                        (10,009)
===========================================================
    Net expenses                                 11,117,311
===========================================================
Net investment income                            34,206,957
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      7,060,161
===========================================================
Change in net unrealized appreciation of
  investment securities                          13,327,043
===========================================================
Net gain from investment securities              20,387,204
===========================================================
Net increase in net assets resulting from
  operations                                    $54,594,161
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                   2002             2001
                                                              --------------    ------------
OPERATIONS:

  Net investment income                                       $   34,206,957    $ 26,811,062
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities                     7,060,161       3,212,879
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    13,327,043      14,303,931
============================================================================================
    Net increase in net assets resulting from operations          54,594,161      44,327,872
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (18,042,169)    (14,773,132)
--------------------------------------------------------------------------------------------
  Class B                                                        (15,743,394)    (11,061,094)
--------------------------------------------------------------------------------------------
  Class C                                                         (3,470,538)     (2,309,804)
--------------------------------------------------------------------------------------------
  Class R                                                               (135)             --
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                 --        (128,142)
--------------------------------------------------------------------------------------------
  Class B                                                                 --        (110,507)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (23,140)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        162,667,870      72,844,994
--------------------------------------------------------------------------------------------
  Class B                                                        336,030,816      85,911,151
--------------------------------------------------------------------------------------------
  Class C                                                         65,503,763      24,431,473
--------------------------------------------------------------------------------------------
  Class R                                                             33,308              --
============================================================================================
    Net increase in net assets                                   581,573,682     199,109,671
============================================================================================

NET ASSETS:

  Beginning of year                                              631,983,872     432,874,201
============================================================================================
  End of year                                                 $1,213,557,554    $631,983,872
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,228,796,118    $664,652,890
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (133,395)        (63,726)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (38,314,904)    (41,850,663)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                23,209,735       9,245,371
============================================================================================
                                                              $1,213,557,554    $631,983,872
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

       Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts excluding mortgage-backed securities, are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $3,616,931, undistributed net realized gains decreased by $3,524,402 and shares of beneficial interest decreased by $92,529 as a result of book/tax differences due to paydown reclassifications, distributions, bond premium amortization, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $38,314,903 which expires as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------    ----------
   $   219,350    July 31, 2003
   ----------------------------
     3,466,244    July 31, 2004
   ----------------------------
         4,686    July 31, 2005
   ----------------------------
    25,224,263    July 31, 2007
   ----------------------------
     9,400,360    July 31, 2008
   ============================
   $38,314,903
   ____________________________
   ============================

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses or an asset-backed securities as adjustments to net investment income. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $637,321 reduction in the cost of securities and a corresponding $637,321 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,129,244, to increase net unrealized gains and losses by $760,102 and to increase net realized gains and losses by $369,142. As a result the net investment income per share decreased $0.04, the net realized and unrealized gains and losses per share increased by $0.04 and the ratio of net investment income to average net assets decreased by 0.51%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $28,397.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $158,838 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $666,962 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $913,667, $3,744,307, $823,922 and $14, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $300,212 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $214,155, $14,615, $54,801 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,649 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $9,365 and reductions in custodian fees of $644 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,009.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.

  The maximum amount of repurchase agreements outstanding during the year ended July 31, 2002 was $90,425,000, and averaged $24,797,711 per day with a weighted average interest rate of 1.41%.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from
  ordinary income                  $37,256,236    $28,405,819
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss
  carryforward            $(38,314,903)
--------------------------------------
Unrealized appreciation     23,076,339
======================================
                          $(15,238,564)
______________________________________
======================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of bond premium amortization and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $1,432,206,187 and $966,770,487, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $24,307,748
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,162,277)
===========================================================
Net unrealized appreciation of investment
  securities                                    $23,145,471
___________________________________________________________
===========================================================
Cost of investment for tax purposes is $1,485,327,136.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                           2002                              2001
                                                              -------------------------------    ----------------------------
                                                                 SHARES           AMOUNT           SHARES          AMOUNT
                                                              ------------    ---------------    -----------    -------------
Sold:
  Class A                                                      141,358,670    $ 1,293,194,070     70,420,358    $ 634,206,122
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       54,984,125        507,221,308     21,411,964      193,273,518
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       17,930,155        164,422,350      7,928,891       71,408,489
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                           4,773             43,973             --               --
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        1,556,614         14,273,598      1,352,466       12,138,035
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,318,829         12,129,999        904,111        8,138,588
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          303,088          2,777,727        211,013        1,893,881
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                              15                135             --               --
=============================================================================================================================
Reacquired:
  Class A                                                     (125,208,629)    (1,144,799,798)   (63,746,143)    (573,499,163)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (20,005,120)      (183,320,491)   (12,844,788)    (115,500,955)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (11,125,287)      (101,696,314)    (5,443,297)     (48,870,897)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          (1,163)           (10,800)            --               --
=============================================================================================================================
                                                                61,116,070    $   564,235,757     20,194,575    $ 183,187,618
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                     YEAR ENDED JULY 31,           ENDED             YEAR ENDED DECEMBER 31,
                                                   ------------------------       JULY 31,       --------------------------------
                                                     2002            2001           2000           1999        1998        1997
                                                   --------        --------    --------------    --------    --------    --------
Net asset value, beginning of period               $   9.08        $   8.77       $   8.80       $   9.58    $   9.46    $   9.28
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.43(a)         0.50(b)        0.34           0.60        0.62        0.63
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           0.23            0.35          (0.03)         (0.78)       0.13        0.18
=================================================================================================================================
    Total from investment operations                   0.66            0.85           0.31          (0.18)       0.75        0.81
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.46)          (0.54)         (0.34)         (0.60)      (0.63)      (0.61)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                      --              --             --             --          --       (0.02)
=================================================================================================================================
    Total distributions                               (0.46)          (0.54)         (0.34)         (0.60)      (0.63)      (0.63)
=================================================================================================================================
Net asset value, end of period                     $   9.28        $   9.08       $   8.77       $   8.80    $   9.58    $   9.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        7.39%           9.91%          3.55%         (1.87)%      8.17%       9.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $473,104        $302,391       $221,636       $238,957    $245,613    $167,427
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                         0.94%(d)        1.32%          1.25%(e)       1.08%       1.20%       1.11%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                         0.90%(d)        0.93%          0.98%(e)       0.89%       0.96%       1.00%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               4.58%(a)(d)     5.61%          6.61%(e)       6.60%       6.43%       6.77%
=================================================================================================================================
Ratio of interest expense to average net assets        0.04%(d)        0.39%          0.27%(e)       0.19%       0.24%       0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 146%            194%            65%           141%        147%         99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses adjustment to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $365,466,933.
(e)  Annualized.


                                                                                      CLASS B
                                                    ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                      YEAR ENDED JULY 31,           ENDED           YEAR ENDED DECEMBER 31,
                                                    ------------------------      JULY 31,      -------------------------------
                                                      2002            2001          2000          1999        1998       1997
                                                    --------        --------    ------------    --------    --------    -------
Net asset value, beginning of period                $   9.11        $   8.79      $   8.82      $   9.59    $   9.46    $  9.28
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.37(a)         0.44(b)       0.30          0.53        0.55       0.56
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                            0.22            0.35         (0.04)        (0.77)       0.13       0.17
===============================================================================================================================
    Total from investment operations                    0.59            0.79          0.26         (0.24)       0.68       0.73
===============================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.39)          (0.47)        (0.29)        (0.53)      (0.55)     (0.53)
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                       --              --            --            --          --      (0.02)
===============================================================================================================================
    Total distributions                                (0.39)          (0.47)        (0.29)        (0.53)      (0.55)     (0.55)
===============================================================================================================================
Net asset value, end of period                      $   9.31        $   9.11      $   8.79      $   8.82    $   9.59    $  9.46
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                         6.58%           9.17%         3.05%        (2.56)%      7.40%      8.16%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $613,306        $269,677      $177,032      $228,832    $237,919    $89,265
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                          1.69%(d)        2.08%         2.01%(e)      1.85%       1.96%      1.87%
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                          1.65%(d)        1.69%         1.74%(e)      1.66%       1.72%      1.76%
===============================================================================================================================
Ratio of net investment income to average net
  assets                                                3.83%(a)(d)     4.85%         5.85%(e)      5.83%       5.68%      6.01%
===============================================================================================================================
Ratio of interest expense to average net assets         0.04%(d)        0.39%         0.27%(e)      0.19%       0.24%      0.11%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                  146%            194%           65%          141%        147%        99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect the change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $374,430,725.
(e)  Annualized.


                                                                                    CLASS C
                                                -------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                           SEVEN MONTHS        YEAR ENDED         (DATE SALES
                                                  YEAR ENDED JULY 31,         ENDED           DECEMBER 31,       COMMENCED) TO
                                                -----------------------      JULY 31,      ------------------     DECEMBER 31,
                                                  2002           2001          2000         1999       1998           1997
                                                --------        -------    ------------    -------    -------    --------------
Net asset value, beginning of period            $   9.08        $  8.77      $  8.79       $  9.56    $  9.44        $ 9.33
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.37(a)        0.44(b)      0.30          0.53       0.56          0.24
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.21           0.34        (0.03)        (0.77)      0.11          0.10
===============================================================================================================================
    Total from investment operations                0.58           0.78         0.27         (0.24)      0.67          0.34
===============================================================================================================================
Less distributions:
  Dividends from net investment income             (0.39)         (0.47)       (0.29)        (0.53)     (0.55)        (0.22)
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                   --             --           --            --         --         (0.01)
===============================================================================================================================
    Total distributions                            (0.39)         (0.47)       (0.29)        (0.53)     (0.55)        (0.23)
===============================================================================================================================
Net asset value, end of period                  $   9.27        $  9.08      $  8.77       $  8.79    $  9.56        $ 9.44
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                     6.48%          9.08%        3.18%        (2.57)%     7.31%         3.64%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $127,114        $59,915      $34,206       $39,011    $38,026        $1,851
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                      1.69%(d)       2.08%        2.01%(e)      1.85%      1.96%         1.87%(e)
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                      1.65%(d)       1.69%        1.74%(e)      1.66%      1.72%         1.76%(e)
===============================================================================================================================
Ratio of net investment income to average
  net assets                                        3.83%(a)(d)    4.85%        5.85%(e)      5.83%      5.68%         6.01%(e)
===============================================================================================================================
Ratio of interest expense to average net
  assets                                            0.04%(d)       0.39%        0.27%(e)      0.19%      0.24%         0.11%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                              146%           194%          65%          141%       147%           99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $82,392,196.
(e)  Annualized.


                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                  JULY 31,
                                                                    2002
                                                                -------------
Net asset value, beginning of period                               $ 9.13
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.07(a)
-----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.14
=============================================================================
    Total from investment operations                                 0.21
=============================================================================
Less distributions from net investment income                       (0.07)
=============================================================================
Net asset value, end of period                                     $ 9.27
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      2.34%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   34
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                           1.19%(c)
=============================================================================
Ratio of expenses to average net assets (excluding interest
  expense                                                            1.15%(c)
=============================================================================
Ratio of net investment income to average net assets                 4.33%(a)(c)
=============================================================================
Ratio of interest expense to average net assets                      0.04%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                               146%
_____________________________________________________________________________
=============================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have remained the same and the ratio of net investment to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,017.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of AIM Limited Maturity Treasury Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                            PAR         MARKET
                                         MATURITY          (000S)       VALUE
U.S. TREASURY NOTES--99.03%
3.63%                              08/31/03 to 03/31/04   $113,300   $115,952,634
---------------------------------------------------------------------------------
2.75%                              09/30/03 to 10/31/03    113,100    114,483,803
---------------------------------------------------------------------------------
3.00%                              11/30/03 to 02/29/04    170,800    173,487,794
---------------------------------------------------------------------------------
3.25%                              12/31/03 to 05/31/04    113,800    116,080,418
---------------------------------------------------------------------------------
3.38%                                          04/30/04     56,800     58,077,432
---------------------------------------------------------------------------------
2.88%                                          06/30/04     56,800     57,559,416
---------------------------------------------------------------------------------
2.25%                                          07/31/04     56,800     56,831,240
=================================================================================
Total U.S. Treasury Notes (Cost
  $681,956,936)                                                       692,472,737
_________________________________________________________________________________
=================================================================================
TOTAL INVESTMENTS--99.03%                                             692,472,737
_________________________________________________________________________________
=================================================================================
OTHER ASSETS LESS
  LIABILITIES--0.97%                                                    6,755,426
_________________________________________________________________________________
=================================================================================
NET ASSETS--100.00%                                                  $699,228,163
_________________________________________________________________________________
=================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $681,956,936)                                $692,472,737
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                6,964,556
-----------------------------------------------------------
  Interest                                        4,575,706
-----------------------------------------------------------
Investment for deferred compensation plan            51,395
-----------------------------------------------------------
Other assets                                         55,650
===========================================================
    Total assets                                704,120,044
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          4,411,765
-----------------------------------------------------------
  Amount due custodian                               27,710
-----------------------------------------------------------
  Dividends                                         231,849
-----------------------------------------------------------
  Deferred compensation plan                         51,395
-----------------------------------------------------------
Accrued distribution fees                           130,212
-----------------------------------------------------------
Accrued trustees' fees                                  784
-----------------------------------------------------------
Accrued transfer agent fees                           3,409
-----------------------------------------------------------
Accrued operating expenses                           34,757
===========================================================
    Total liabilities                             4,891,881
===========================================================
Net assets applicable to shares outstanding    $699,228,163
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $696,258,551
___________________________________________________________
===========================================================
Institutional Class                            $  2,969,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          66,096,475
___________________________________________________________
===========================================================
Institutional Class                                 281,956
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.53
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.53 divided by
      99.00%)                                  $      10.64
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.53
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $22,206,649
===========================================================

EXPENSES:

Advisory fees                                     1,200,432
-----------------------------------------------------------
Administrative services fees                        122,783
-----------------------------------------------------------
Custodian fees                                       29,855
-----------------------------------------------------------
Distribution fees -- Class A                        921,799
-----------------------------------------------------------
Transfer agent fees -- Class A                      513,161
-----------------------------------------------------------
Transfer agent fees -- Institutional Class            2,097
-----------------------------------------------------------
Trustees' fees                                       11,040
-----------------------------------------------------------
Other                                               168,902
===========================================================
    Total expenses                                2,970,069
===========================================================
Less: Expenses paid indirectly                       (7,145)
===========================================================
    Net expenses                                  2,962,924
===========================================================
Net investment income                            19,243,725
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities     12,398,048
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           4,356,374
===========================================================
Net gain from investment securities              16,754,422
===========================================================
Net increase in net assets resulting from
  operations                                    $35,998,147
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,243,725    $ 18,352,135
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  12,398,048       3,891,256
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   4,356,374       6,182,255
==========================================================================================
    Net increase in net assets resulting from operations        35,998,147      28,425,646
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (19,170,139)    (18,285,550)
------------------------------------------------------------------------------------------
  Institutional Class                                              (70,078)        (99,845)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      171,767,941     197,751,141
------------------------------------------------------------------------------------------
  Institutional Class                                            1,091,152        (693,669)
==========================================================================================
    Net increase in net assets                                 189,617,023     207,097,723
==========================================================================================

NET ASSETS:

  Beginning of year                                            509,611,140     302,513,417
==========================================================================================
  End of year                                                 $699,228,163    $509,611,140
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $681,588,473    $508,729,380
------------------------------------------------------------------------------------------
  Undistributed net investment income                                   --          (3,506)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   7,123,889      (5,023,381)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              10,515,801       5,908,647
==========================================================================================
                                                              $699,228,163    $509,611,140
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of eight separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased and undistributed net realized gains was decreased by $250,778 as a result of differing book/tax treatments of bond premium amortization. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $250,780 reduction in the cost of securities and a corresponding $250,780 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,026,779, to increase net unrealized gains and losses by $627,423 and to increase net realized gains and losses by $399,356. As a result the net investment income per share was decreased by $0.01, and the ratio of net investment income to average net assets was decreased by 0.17%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $122,783 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $258,614 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2002, the Fund paid AIM Distributors $921,799 as compensation under the Plan.

  AIM Distributors retained commissions of $262,205 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors received $82,921 and $0 in contingent deferred sales charges imposed on redemptions of Class A and Institutional Class shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,300 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,145 under an expense offset arrangement which resulted in a reduction of the Fund's net expenses of $7,145.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $19,240,217    $18,385,395
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $ 7,487,787
-----------------------------------------------------------
Unrealized appreciation                          10,151,903
===========================================================
                                                $17,639,690
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and timing differences.


NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $1,091,795,482 and $906,163,340, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 was as follows:

Aggregate unrealized appreciation of investment securities    $10,219,199
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           --
=========================================================================
Net unrealized appreciation of investment securities          $10,219,199
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $682,253,538.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      75,803,443    $ 786,911,782     53,134,054    $ 540,139,806
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             184,259        1,912,257         40,446          411,876
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,557,231       16,184,908      1,557,471       15,770,377
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 238            2,477            184            1,869
==========================================================================================================================
Reacquired:
  Class A                                                     (60,767,295)    (631,328,749)   (35,304,325)    (358,159,042)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (79,249)        (823,582)      (110,347)      (1,107,414)
==========================================================================================================================
                                                               16,698,627    $ 172,859,093     19,317,483    $ 197,057,472
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002              2001        2000        1999        1998
                                                              --------          --------    --------    --------    --------
Net asset value, beginning of period                          $  10.26          $   9.96    $  10.03    $  10.07    $  10.07
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33(a)           0.52(b)     0.51        0.47        0.53
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27              0.31       (0.07)      (0.04)         --
============================================================================================================================
    Total from investment operations                              0.60              0.83        0.44        0.43        0.53
============================================================================================================================
Less distributions from net investment income                    (0.33)            (0.53)      (0.51)      (0.47)      (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.53          $  10.26    $   9.96    $  10.03    $  10.07
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   5.89%             8.53%       4.50%       4.32%       5.42%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $696,259          $507,799    $300,058    $390,018    $345,355
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.48%(d)          0.56%       0.54%       0.54%       0.54%
============================================================================================================================
Ratio of net investment income to average net assets              3.12%(a)(d)       5.15%       5.07%       4.61%       5.29%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            149%              137%        122%        184%        133%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $614,532,639.


                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                               2002             2001          2000      1999       1998
                                                              ------          -----------    ------    -------    -------
Net asset value, beginning of period                          $10.26            $ 9.96       $10.03    $ 10.07    $ 10.07
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.34(a)           0.54(b)      0.54       0.49       0.56
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.27              0.31        (0.07)     (0.04)        --
=========================================================================================================================
    Total from investment operations                            0.61              0.85         0.47       0.45       0.56
=========================================================================================================================
Less distributions from net investment income                  (0.34)            (0.55)       (0.54)     (0.49)     (0.56)
=========================================================================================================================
Net asset value, end of period                                $10.53            $10.26       $ 9.96    $ 10.03    $ 10.07
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return                                                    6.05%             8.80%        4.78%      4.55%      5.66%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,970            $1,812       $2,455    $17,131    $50,609
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                         0.34%(c)          0.33%(d)     0.29%      0.31%      0.32%
=========================================================================================================================
Ratio of net investment income to average net assets            3.26%(a)(c)       5.38%        5.31%      4.84%      5.51%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                          149%              137%         122%       184%       133%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Ratios are based on average daily net assets of $2,165,576.
(d) Including expense reimbursement. Ratio of expenses to average net assets excluding reimbursement is 0.41%.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Money Market Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                         PAR
                                            MATURITY    (000)         VALUE
COMMERCIAL PAPER-32.28%(a)

ASSET-BACKED SECURITIES-COMMERCIAL
  LOANS/LEASES-9.09%

Atlantis One Funding Corp.(b)
  1.98%                                     08/01/02   $ 35,000   $   35,000,000
--------------------------------------------------------------------------------
  1.90%                                     09/16/02     47,200       47,085,409
--------------------------------------------------------------------------------
Fountain Square Commercial Funding
  Corp.(b)
  1.80%                                     09/18/02     15,124       15,087,702
--------------------------------------------------------------------------------
Stellar Funding Group, Inc.(b)
  1.79%                                     08/09/02     22,712       22,702,966
--------------------------------------------------------------------------------
  1.80%                                     08/14/02     10,000        9,993,500
--------------------------------------------------------------------------------
  2.02%                                     08/20/02      3,001        2,997,801
--------------------------------------------------------------------------------
  1.80%                                     08/21/02     15,000       14,985,000
--------------------------------------------------------------------------------
  2.02%                                     08/23/02      4,286        4,280,709
--------------------------------------------------------------------------------
  1.79%                                     09/20/02     14,000       13,965,194
--------------------------------------------------------------------------------
  1.80%                                     09/30/02     11,974       11,938,078
================================================================================
                                                                     178,036,359
================================================================================

ASSET-BACKED SECURITIES-CONSUMER
  FINANCE-4.79%

Thunder Bay Funding Inc.(b)
  1.80%                                     08/15/02     14,000       13,990,200
--------------------------------------------------------------------------------
  1.78%                                     09/16/02     80,000       79,818,044
================================================================================
                                                                      93,808,244
================================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-2.06%

Enterprise Funding Corp. (LOC-Bank of
  America N.A.)(b)
  1.84%                                     08/26/02     10,500       10,486,583
--------------------------------------------------------------------------------
Newport Funding Corp.(b)(c)
  1.85%                                     11/19/02     30,000       29,830,875
================================================================================
                                                                      40,317,458
================================================================================

ASSET-BACKED SECURITIES-
  MULTI-PURPOSE-4.11%

Charta Corp.(b)(c)
  1.81%                                     08/12/02     47,000       46,974,006
--------------------------------------------------------------------------------
Jupiter Securitization Corp.(b)
  1.79%                                     08/06/02     14,268       14,264,453
--------------------------------------------------------------------------------
  1.78%                                     09/18/02     19,290       19,244,219
================================================================================
                                                                      80,482,678
================================================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-3.56%

FCAR Owner Trust-Series II
  1.90%                                     10/07/02     30,000       29,893,917
--------------------------------------------------------------------------------
  1.80%                                     10/23/02     20,000       19,917,000
--------------------------------------------------------------------------------
  1.80%                                     11/14/02     20,000       19,895,000
================================================================================
                                                                      69,705,917
================================================================================

                                                         PAR
                                            MATURITY    (000)         VALUE

BANKS-1.27%

Dresdner U.S. Finance, Inc. (Germany)
  1.98%                                     11/12/02   $ 25,000   $   24,858,375
================================================================================

DIVERSIFIED FINANCIAL SERVICES-6.34%

CIT Group Inc. (The)
  1.85%(b)                                  09/23/02     10,000        9,972,764
--------------------------------------------------------------------------------
  1.88%                                     10/31/02     50,000       49,762,389
--------------------------------------------------------------------------------
  1.86%(b)                                  11/01/02     40,000       39,809,867
--------------------------------------------------------------------------------
National Australia Funding
  2.09%                                     02/07/03     25,000       24,724,236
================================================================================
                                                                     124,269,256
================================================================================

DIVERSIFIED METALS & MINING-1.06%

Rio Tinto America, Inc.(b)
  1.80%                                     08/16/02     20,759       20,743,431
================================================================================
    Total Commercial Paper (Cost
      $632,221,718)                                                  632,221,718
================================================================================

SHORT-TERM OBLIGATIONS-15.09%

CONSUMER FINANCE-1.09%

World Omni Auto Receivables Trust-Series
  2002-A
  1.87%                                     07/15/03     21,300       21,300,000
================================================================================

DIVERSIFIED FINANCIAL SERVICES-4.24%

Credit Suisse First Boston (Switzerland),
  Gtd. Medium Term Floating Rate Notes,
  1.92%(d)(e)                               08/20/02     33,000       33,000,000
--------------------------------------------------------------------------------
M-Market Trust Lilly-Series 2002A,
  Floating Rate Notes,
  1.89%(b)                                  06/03/03     50,000       50,000,000
================================================================================
                                                                      83,000,000
================================================================================

U.S. GOVERNMENT AGENCIES-9.76%

Federal Home Loan Bank,
  Unsec. Floating Rate Bonds,
  1.68%(e)                                  08/13/02     25,000       24,999,724
--------------------------------------------------------------------------------
  Unsec. Bonds,
  2.11%                                     08/12/03     30,000       30,000,000
--------------------------------------------------------------------------------
  2.25%                                     08/14/03     40,000       40,000,000
--------------------------------------------------------------------------------
Overseas Private Investment, Gtd. Floating
  Rate Participation Ctfs.,
  1.76%(f)                                  07/15/03     18,000       18,000,000
--------------------------------------------------------------------------------
  1.76%(f)                                  12/15/14     15,900       15,900,000
--------------------------------------------------------------------------------
  1.76%(f)                                  01/15/15      8,450        8,450,000
--------------------------------------------------------------------------------
  1.76%(f)                                  05/15/15     53,900       53,900,000
================================================================================
                                                                     191,249,724
================================================================================


                                                         PAR
                                            MATURITY    (000)         VALUE
U.S. GOVERNMENT AGENCIES-(CONTINUED)

    Total Short-Term Obligations (Cost
      $295,549,724)                                               $  295,549,724
================================================================================

VARIABLE RATE DEMAND NOTES-8.64%

BANKS-LETTER OF CREDIT-6.34%

Capital One Funding Corp.-Series 00-D,
  Floating Rate Notes (LOC-Bank One,
  Texas, N.A.),
  1.92%(f)                                  05/01/26   $  8,500        8,500,000
--------------------------------------------------------------------------------
  Series 97-E, Floating Rate Notes
  (LOC-Bank One, Texas, N.A.),
  1.92%(f)                                  08/01/12      9,649        9,649,000
--------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (National Benevolent
  Association); Series E RB (LOC-KBC Bank
  N.V.),
  1.90%(f)                                  03/01/30      9,650        9,650,000
--------------------------------------------------------------------------------
Family Express Corp., LLC-Series A, Loan
  Program Notes (LOC-First of America Bank
  N.A.),
  1.92%(f)                                  04/01/28      9,070        9,070,000
--------------------------------------------------------------------------------
Health Midwest Ventures-Series 94-A,
  Floating Rate Notes (LOC-Bank of America
  N.A.),
  2.62%(f)                                  08/01/19     16,860       16,860,000
--------------------------------------------------------------------------------
KBL Capital Fund Inc.-Series A, Loan
  Program Notes (LOC-National City Bank),
  1.92%(f)                                  05/01/27     16,730       16,730,000
--------------------------------------------------------------------------------
Miami-Dade (County of) Industrial
  Development Authority (Dolphins
  Stadium); IDR (LOC-Societe Generale),
  1.90%(f)                                  07/01/22        100          100,000
--------------------------------------------------------------------------------
Mississippi Business Finance Corp.
  (Telepak Inc. Project); IDR (LOC-First
  Union National Bank),
  1.84%(f)                                  09/01/15     20,000       20,000,000
--------------------------------------------------------------------------------
Mississippi Business Finance Corp.
  (Viking Range Corp. Project);
  IDR (LOC-Bank of
  America N.A.),
  1.89%(f)                                  06/01/15     15,230       15,230,000
--------------------------------------------------------------------------------
Missouri (State of) Development Finance
  Board (Historic Restoration Inc.);
  Series A RAN (LOC-Firstar Bank),
  2.05%(f)                                  12/01/05     11,000       11,000,000
--------------------------------------------------------------------------------
Port Blakely Communities; Series C RB
  (LOC-Bank of America N.A.),
  1.75%(f)                                  02/15/21      7,500        7,500,000
================================================================================
                                                                     124,289,000
================================================================================

INSURED-1.79%

Illinois (State of) Health Facilities
  Authority (Loyola University Health
  Systems); Series C RB,
  1.80%(c)(f)                               07/01/24     12,420       12,420,000
--------------------------------------------------------------------------------

                                                         PAR
                                            MATURITY    (000)         VALUE
INSURED-(CONTINUED)

Michigan (State of) Housing Development
  Authority; Series C RB,
  1.85%(c)(f)                               12/01/20   $  6,405   $    6,405,000
--------------------------------------------------------------------------------
SSM Health Care (SSMC Obligated Group);
  Montana Health Facilities, Series E RB,
  1.85%(c)(f)                               06/01/25     16,200       16,200,000
================================================================================
                                                                      35,025,000
================================================================================

NON-BANKS GUARANTEED-0.51%

Mississippi Business Finance Corp. (GE
  Plastics Project); IDR,
  1.82%(f)                                  02/01/23     10,000       10,000,000
================================================================================
    Total Variable Rate Demand Notes (Cost
      $169,314,000)                                                  169,314,000
================================================================================

CERTIFICATES OF DEPOSIT-7.55%

BANKS-7.55%

Banque Nationale de Paris (France)
  2.00%                                     09/27/02     25,000       25,000,000
--------------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom)
  1.97%                                     09/24/02     30,000       30,000,223
--------------------------------------------------------------------------------
Danske Bank A/S (Denmark)
  2.00%                                     08/01/03     11,000       11,000,000
--------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)
  2.15%                                     02/10/03     32,000       32,000,000
--------------------------------------------------------------------------------
Royal Bank of Scotland PLC (United
  Kingdom)
  1.82%                                     10/16/02     25,000       24,995,047
--------------------------------------------------------------------------------
UBS A.G. (Switzerland)
  2.10%                                     08/28/02     25,000       25,000,000
================================================================================
    Total Certificates Of Deposit (Cost
      $147,995,270)                                                  147,995,270
================================================================================

BANK NOTES-1.02%

La Salle Bank N.A.
  2.40% (Cost $20,000,000)                  12/10/02     20,000       20,000,000
================================================================================

PROMISSORY NOTES-3.83%

DIVERSIFIED FINANCIAL SERVICES-3.83%

Goldman Sachs Group, Inc. (The)
  1.95%                                     03/21/03     50,000       50,000,000
--------------------------------------------------------------------------------
  2.14%                                     08/29/02     25,000       25,000,000
================================================================================
    Total Promissory Notes (Cost
      $75,000,000)                                                    75,000,000
================================================================================

MASTER NOTE AGREEMENTS-7.66%(g)

DIVERSIFIED FINANCIAL SERVICES-7.66%

Merrill Lynch Mortgage Capital, Inc.
  1.97%(h)                                  08/19/02     70,000       70,000,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
  1.88%(i)                                  09/17/02     80,000       80,000,000
================================================================================
    Total Master Note Agreements (Cost
      $150,000,000)                                                  150,000,000
================================================================================


                                                         PAR
                                            MATURITY    (000)         VALUE

TIME DEPOSITS-8.17%

Deutsche Bank-Cayman (Germany)
  1.81%                                     08/01/02   $ 80,000   $   80,000,000
--------------------------------------------------------------------------------
Westdeutsche Landesbank-Cayman (Germany)
  1.81%                                     08/01/02     80,000       80,000,000
================================================================================
    Total Time Deposits (Cost
      $160,000,000)                                                  160,000,000
================================================================================
    Total Investments (excluding
      Repurchase Agreements) (Cost
      $1,650,080,712)                                              1,650,080,712
================================================================================

                                                         PAR
                                            MATURITY    (000)         VALUE



REPURCHASE AGREEMENTS-23.03%(j)

Credit Suisse First Boston (Switzerland)
  1.84%(k)                                  08/01/02   $250,000   $  250,000,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter Inc.
  1.84%(l)                                  08/01/02    201,124      201,124,278
================================================================================
    Total Repurchase Agreements (Cost
      $451,124,278)                                                  451,124,278
================================================================================
TOTAL INVESTMENTS-107.27%                                          2,101,204,990(m)
================================================================================
OTHER ASSETS LESS LIABILITIES-(7.27%)                               (142,401,548)
================================================================================
NET ASSETS-100.00%                                                $1,958,803,442
________________________________________________________________________________
================================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RAN     - Revenue Anticipation Notes
RB      - Revenue Bonds
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Secured by bond insurance provided by Ambac Assurance Corp. or MBIA Insurance Co.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 07/31/02 represented 1.68% of the Fund's net assets.
(e) Interest rates are redetermined periodically. Rate shown is the rate in effect on 07/31/02.
(f) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are rates in effect on 07/31/02.
(g) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 07/31/02.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 07/31/02.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Repurchase agreement entered into 07/31/02 with a maturing value of $250,012,778. Collateralized by $857,174,000 par value of U.S. Government obligations, 0% to 8.88%, due 04/15/17 to 04/15/30, with an aggregate market value at 07/31/02 of $255,001,093.
(l) Joint repurchase agreement entered into 07/31/02 with a maturing value of $250,012,778. Collateralized by $322,449,306 par value of U.S. Government obligations, 0% to 14%, due 08/01/02 to 12/15/43, with an aggregate market value at 07/31/02 of $255,000,465.
(m) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JULY 31, 2002

ASSETS:

Investments, excluding repurchase
  agreements at value (amortized cost)       $1,650,080,712
-----------------------------------------------------------
Repurchase agreements                           451,124,278
-----------------------------------------------------------
Receivables for:
  Investments sold                                  207,000
-----------------------------------------------------------
  Fund shares sold                               23,525,409
-----------------------------------------------------------
  Interest                                        2,699,645
-----------------------------------------------------------
Investment for deferred compensation plan            90,560
-----------------------------------------------------------
Other assets                                        141,672
===========================================================
    Total assets                              2,127,869,276
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          81,000,000
-----------------------------------------------------------
  Fund shares reacquired                         86,401,109
-----------------------------------------------------------
  Dividends                                          95,997
-----------------------------------------------------------
  Deferred compensation plan                         90,560
-----------------------------------------------------------
Accrued distribution fees                         1,059,206
-----------------------------------------------------------
Accrued trustees' fees                                1,356
-----------------------------------------------------------
Accrued transfer agent fees                         294,039
-----------------------------------------------------------
Accrued operating expenses                          123,567
===========================================================
    Total liabilities                           169,065,834
===========================================================
Net assets applicable to shares outstanding  $1,958,803,442
___________________________________________________________
===========================================================

NET ASSETS:

AIM Cash Reserve Shares                      $1,121,878,913
___________________________________________________________
===========================================================
Class B                                      $  717,967,208
___________________________________________________________
===========================================================
Class C                                      $  118,947,311
___________________________________________________________
===========================================================
Class R                                      $       10,010
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

AIM Cash Reserve Shares                       1,121,852,681
___________________________________________________________
===========================================================
Class B                                         717,949,975
___________________________________________________________
===========================================================
Class C                                         118,944,860
___________________________________________________________
===========================================================
Class R                                              10,010
___________________________________________________________
===========================================================
AIM Cash Reserve Shares
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $41,358,409
===========================================================

EXPENSES:

Advisory fees                                     9,087,854
-----------------------------------------------------------
Administrative services fees                        251,839
-----------------------------------------------------------
Custodian fees                                       65,381
-----------------------------------------------------------
Distribution fees -- AIM Cash Reserve Shares      2,735,865
-----------------------------------------------------------
Distribution fees -- Class B                      5,230,124
-----------------------------------------------------------
Distribution fees -- Class C                      1,002,104
-----------------------------------------------------------
Distribution fees -- Class R                              9
-----------------------------------------------------------
Transfer agent fees                               2,989,417
-----------------------------------------------------------
Trustees' fees                                       16,137
-----------------------------------------------------------
Other                                               580,154
===========================================================
    Total expenses                               21,958,884
===========================================================
Less: Expenses paid indirectly                      (19,763)
-----------------------------------------------------------
    Net expenses                                 21,939,121
===========================================================
Net investment income                            19,419,288
===========================================================
Net realized gain from investment securities          1,145
===========================================================
Net increase in net assets resulting from
  operations                                    $19,420,433
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                   2002              2001
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   19,419,288    $   58,593,065
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                         1,145            26,400
==============================================================================================
    Net increase in net assets resulting from operations          19,420,433        58,619,465
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                        (15,341,349)      (42,494,569)
----------------------------------------------------------------------------------------------
  Class B                                                         (3,410,961)      (13,662,655)
----------------------------------------------------------------------------------------------
  Class C                                                           (666,967)       (2,435,841)
----------------------------------------------------------------------------------------------
  Class R                                                                (11)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  AIM Cash Reserve Shares                                        184,349,260        25,475,028
----------------------------------------------------------------------------------------------
  Class B                                                        278,519,026       150,107,943
----------------------------------------------------------------------------------------------
  Class C                                                         32,062,975        41,425,293
----------------------------------------------------------------------------------------------
  Class R                                                             10,010                --
==============================================================================================
    Net increase in net assets                                   494,942,416       217,034,664
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,463,861,026     1,246,826,362
==============================================================================================
  End of year                                                 $1,958,803,442    $1,463,861,026
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,958,738,706    $1,463,797,435
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities          64,736            63,591
==============================================================================================
                                                              $1,958,803,442    $1,463,861,026
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares. AIM Cash Reserve Shares and Class R shares are sold at net asset value. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $251,839 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $1,726,313 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% on average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid AIM Distributors $2,735,865, $5,230,124, $1,002,104 and $9, respectively, as compensation under the Plans.

  During the year ended July 31, 2002, AIM Distributors retained $5,458,855, $91,747, $406,871 and $0 in contingent deferred sales charges imposed on redemptions of AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $7,346 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $19,763 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $19,763.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $19,419,288    $58,593,065
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                     $273,800
----------------------------------------------------------
Unrealized appreciation (depreciation)             (97,839)
==========================================================
                                                  $175,961
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of certain expenses and other timing differences.


NOTE 7--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                                 2001
                                                           ---------------------------------    ---------------------------------
                                                               SHARES            AMOUNT             SHARES            AMOUNT
                                                           --------------    ---------------    --------------    ---------------
Sold:
  AIM Cash Reserve Class                                    7,239,176,762    $ 7,239,176,762     5,502,283,046    $ 5,502,283,046
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     920,671,959        920,671,959       805,015,989        805,015,989
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     492,311,444        492,311,444       362,537,320        362,537,320
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         14,201             14,201                --                 --
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                       12,953,250         12,953,250        37,043,906         37,043,906
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,021,507          3,021,507        11,949,832         11,949,832
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         550,550            550,550         2,121,575          2,121,575
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                              5                  5                --                 --
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                   (7,067,780,752)    (7,067,780,752)   (5,513,851,924)    (5,513,851,924)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (645,174,440)      (645,174,440)     (666,857,878)      (666,857,878)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (460,799,019)      (460,799,019)     (323,233,602)      (323,233,602)
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (4,196)            (4,196)               --                 --
=================================================================================================================================
                                                              494,941,271    $   494,941,271       217,008,264    $   217,008,264
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 8--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CASH RESERVE
                                            -------------------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                             YEAR ENDED JULY 31,           ENDED                  YEAR ENDED DECEMBER 31,
                                            ----------------------        JULY 31,        ---------------------------------------
                                               2002         2001            2000            1999           1998           1997
                                            ----------    --------      ------------      --------      ----------      ---------
Net asset value, beginning of period        $     1.00    $   1.00        $   1.00        $   1.00      $     1.00       $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.0141      0.0467          0.0300(a)       0.0414          0.0453         0.0456
=================================================================================================================================
Less distributions from net investment
  income                                       (0.0141)    (0.0467)        (0.0300)        (0.0414)        (0.0453)       (0.0456)
=================================================================================================================================
Net asset value, end of period              $     1.00    $   1.00        $   1.00        $   1.00      $     1.00       $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   1.42%       4.77%           3.03%           4.22%           4.62%          4.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $1,121,879    $937,532        $912,042        $989,478      $1,179,072       $344,117
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.01%(c)    1.06%           1.07%(d)        1.04%           0.99%          1.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                              1.40%(c)    4.61%           5.15%(d)        4.16%           4.53%          4.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $1,094,346,112.
(d)  Annualized.

                                                                                    CLASS B
                                                   -------------------------------------------------------------------------
                                                                            SEVEN MONTHS
                                                    YEAR ENDED JULY 31,        ENDED            YEAR ENDED DECEMBER 31,
                                                   ---------------------      JULY 31,      --------------------------------
                                                     2002         2001          2000          1999        1998        1997
                                                   --------     --------    ------------    --------    --------    --------
Net asset value, beginning of period               $   1.00     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.0065       0.0392        0.0256(a)     0.0339      0.0371      0.0378
============================================================================================================================
Less distributions from net investment income       (0.0065)     (0.0392)      (0.0256)      (0.0339)    (0.0371)    (0.0378)
============================================================================================================================
Net asset value, end of period                     $   1.00     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                        0.66%        3.99%         2.59%         3.45%       3.78%       3.84%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $717,967     $439,445      $289,327      $404,911    $310,534    $116,058
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                1.76%(c)     1.81%         1.82%(d)      1.79%       1.81%       1.80%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income to average net
  assets                                               0.65%(c)     3.86%         4.40%(d)      3.41%       3.71%       3.80%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $523,012,438.
(d)  Annualized.

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                     SEVEN MONTHS            YEAR ENDED             (DATE SALES
                                           YEAR ENDED JULY 31,          ENDED               DECEMBER 31,           COMMENCED) TO
                                        -------------------------      JULY 31,        ----------------------       DECEMBER 31,
                                          2002            2001           2000            1999          1998             1997
                                        --------       ----------    ------------      --------      --------      --------------
Net asset value, beginning of period    $   1.00        $   1.00       $   1.00        $   1.00      $   1.00         $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                   0.0065          0.0393         0.0256(a)       0.0339        0.0371           0.0158
=================================================================================================================================
Less distributions from net
  investment income                      (0.0065)        (0.0393)       (0.0256)        (0.0339)      (0.0371)         (0.0158)
=================================================================================================================================
Net asset value, end of period          $   1.00        $   1.00       $   1.00        $   1.00      $   1.00         $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             0.66%           4.00%          2.59%           3.44%         3.78%            3.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $118,947        $ 86,884       $ 45,457        $ 56,636      $ 27,391         $  8,287
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    1.76%(c)        1.81%          1.82%(d)        1.79%         1.81%            1.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                        0.65%(c)        3.86%          4.40%(d)        3.41%         3.71%            3.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $100,210,415.
(d)  Annualized.

                                                                                                                       CLASS R
                                                                                                                    -------------
                                                                                                                    JUNE 3, 2002
                                                                                                                     (DATE SALES
                                                                                                                    COMMENCED) TO
                                                                                                                      JULY 31,
                                                                                                                        2002
                                                                                                                    -------------
Net asset value, beginning of period                                                                                  $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                                                 0.0010
=================================================================================================================================
Less distributions from net investment income                                                                          (0.0010)
=================================================================================================================================
Net asset value, end of period                                                                                        $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                                                                           0.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                                              $     10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                                                                                   1.26%(b)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets                                                                      1.15%(b)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $11,008.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Municipal Bond Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
ALABAMA-1.36%

Alabama (State of) Public School &
  College Authority; Capital Improvement
  Series 1999 C RB
  5.75%, 07/01/17                           AA     Aa3    $1,400    $  1,526,994
--------------------------------------------------------------------------------
Birmingham (City of) Special Care
  Facilities Financing Authority
  (Children's Hospital of Alabama);
  Health Care Facility Series 2002 RB
  5.38%, 06/01/23(b)                       AAA     Aaa     1,500       1,539,615
--------------------------------------------------------------------------------
Courtland (City of) Industrial
  Development Board (Champion
  International Corp. Project); Refunding
  Environmental Improvement Series 1996
  RB
  6.40%, 11/01/26(c)                        --    Baa2     2,315       2,392,691
--------------------------------------------------------------------------------
Jefferson (County of); Capital
  Improvement Sewer Series 2001 A RB Wts.
  5.00%, 02/01/41(b)                       AAA     Aaa     1,000         954,100
================================================================================
                                                                       6,413,400
================================================================================

ALASKA-0.28%

Alaska (State of) Housing Finance Corp.;
  Collateralized First Veterans' Home
  Mortgage Series 1992 A-2 RB
  6.75%, 12/01/24(c)                       AAA     Aaa     1,320       1,347,192
================================================================================

AMERICAN SAMOA-0.30%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/08(b)                        A      --      1,280       1,426,970
================================================================================

ARIZONA-1.38%

Arizona (State of) Educational Loan
  Marketing Corp.; Sr. Educational Loan
  Series 1992 RB
  6.13%, 09/01/02(c)                        --     Aa2     1,900       1,905,320
--------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center
  Project); Refunding Development Series
  2002 RB
  6.50%, 12/01/09(d)                        --     --        365         368,066
--------------------------------------------------------------------------------
  6.70%, 12/01/10(d)                        --     --        390         393,666
--------------------------------------------------------------------------------
  6.70%, 12/01/11(d)                        --     --        415         419,333
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
ARIZONA-(CONTINUED)

Pima (County of) Unified School District
  No. 10; Unlimited Tax School
  Improvement Series 1992 E GO
  6.50%, 07/01/05                           A+     A3     $3,100    $  3,447,541
================================================================================
                                                                       6,533,926
================================================================================

ARKANSAS-0.33%

Jefferson (County of) (Regional Medical
  Center Project); Refunding &
  Improvement Hospital Series 2001 RB
  5.85%, 06/01/26                           A      --        500         513,465
--------------------------------------------------------------------------------
Van Buren (County of); Refunding &
  Construction Sales & Use Tax Series
  2000 RB
  5.60%, 12/01/25(b)                       AAA     Aaa     1,000       1,050,780
================================================================================
                                                                       1,564,245
================================================================================

CALIFORNIA-1.69%

Abag Financing Authority for Non-Profit
  Corps. (Lincoln Glen Manor for Sr.
  Citizens); Series 2000 COP
  6.10%, 02/15/25                           A+     --      1,000       1,069,640
--------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Lytton Gardens Inc.);
  Series 1999 COP
  6.00%, 02/15/19                           A+     --      2,085       2,186,039
--------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Odd Fellow Home of California);
  Series 1999 COP
  6.00%, 08/15/24                           A+     --      1,000       1,067,830
--------------------------------------------------------------------------------
California (State of) Educational
  Facilities Authority (Fresno Pacific
  University); Series 2000 A RB
  6.05%, 03/01/11                           --    Baa3     1,350       1,515,699
--------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency
  (California Toll Road Project); Sr.
  Lien Series 1995 A RB
  6.00%, 01/01/10(e)(f)                    AAA     Aaa       400         470,716
--------------------------------------------------------------------------------
Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06(d)                        --     --        377         392,658
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
CALIFORNIA-(CONTINUED)

Sacramento (City of) Cogeneration
  Authority (Proctor & Gamble Project);
  Series 1995 RB
  7.00%, 07/01/04                          BBB     --     $  500    $    544,045
--------------------------------------------------------------------------------
Sacramento City Financing Authority
  (Convention Center Hotel); Sr. Series
  1999 A RB
  6.25%, 01/01/30(d)                        --     --        750         750,555
================================================================================
                                                                       7,997,182
================================================================================

COLORADO-3.50%

Adams (County of) School District No. 1;
  Unlimited Tax Series 1992 GO
  6.63%, 12/01/02(e)(f)                    AAA     Aaa       500         513,550
--------------------------------------------------------------------------------
Aurora (City of); Public Improvement
  Series 2000 COP
  5.50%, 12/01/30(b)(f)                    AAA     Aaa     3,230       3,363,141
--------------------------------------------------------------------------------
Broomfield (City of); Refunding &
  Improvement Sale & Use Tax Series 2002
  A RB
  5.00%, 12/01/31(b)                       AAA     Aaa     1,000         990,810
--------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Sr. Series 2000 A RB
  5.75%, 09/01/35(b)                       AAA     Aaa     1,000       1,087,800
--------------------------------------------------------------------------------
Colorado (State of) Educational &
  Cultural Facilities Authority (Student
  Housing-University of Colorado
  Foundation Project); Series 2002 RB
  5.00%, 07/01/22(b)                       AAA     Aaa     1,000       1,013,850
--------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002 A
  RB
  5.50%, 01/01/23                           A      A1      3,500       3,486,805
--------------------------------------------------------------------------------
  5.63%, 01/01/33                           A      A1      2,000       1,986,780
--------------------------------------------------------------------------------
El Paso (County of) School District No. 2
  (Harrison); Unlimited Tax Series 2001
  GO
  5.25%, 12/01/26(b)                       AAA     Aaa     1,435       1,461,361
--------------------------------------------------------------------------------
Highlands Ranch (City of) Metro District
  No. 1; Refunding & Improvement
  Unlimited Tax Series 1992 A GO
  7.30%, 09/01/02(e)(f)                    NRR     NRR       500         517,415
--------------------------------------------------------------------------------
Meridian (City of) Metro District;
  Refunding & Improvement Unlimited Tax
  Series 2001 B GO
  5.00%, 12/01/25                           AA     --      1,000         977,040
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
COLORADO-(CONTINUED)

Mountain Village (City of) Metro District
  (San Miguel County); Prerefunded
  Unlimited Tax Series 1992 GO
  7.95%, 12/01/02(e)(f)                    NRR     NRR    $   50    $     51,573
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1992 GO
  7.95%, 12/01/03(d)                        --     --        105         107,511
--------------------------------------------------------------------------------
Northwest Parkway Public Highway
  Authority; Sr. Series 2001 A RB
  5.25%, 06/15/41(b)                       AAA     Aaa     1,000         999,930
================================================================================
                                                                      16,557,566
================================================================================

CONNECTICUT-5.66%

Brooklyn (City of); Unlimited Tax Series
  1995 GO
  5.50%, 05/01/06(b)                       AAA     Aaa       250         274,395
--------------------------------------------------------------------------------
  5.70%, 05/01/08(b)                       AAA     Aaa       250         274,377
--------------------------------------------------------------------------------
Chester (City of); Unlimited Tax Series
  1989 GO
  7.00%, 10/01/05                           --     A2        190         191,510
--------------------------------------------------------------------------------
Connecticut (State of) (Bradley
  International Airport); Special
  Obligation Parking Series 2000 A RB
  6.60%, 07/01/24(b)(c)                     A       A      1,250       1,302,800
--------------------------------------------------------------------------------
Connecticut (State of)
  (Transportation Infrastructure);
  Special Obligation Tax Series 1991 A RB
  6.80%, 06/01/03(e)(f)                    AA-     Aa3     1,000       1,044,640
--------------------------------------------------------------------------------
  Special Obligation Tax Series 1991 B RB
  6.50%, 10/01/10                          AA-     Aa3       530         634,447
--------------------------------------------------------------------------------
  6.50%, 10/01/12                          AA-     Aa3     1,500       1,824,360
--------------------------------------------------------------------------------
Connecticut (State of) Area Cooperative
  Educational Services (Staff
  Development/Administration Facilities);
  Unlimited Tax; Series 1999 GO
  5.63%, 07/15/19(b)                        A       A      1,060       1,119,424
--------------------------------------------------------------------------------
Connecticut (State of) Clean Water Fund;
  Series 1991 RB
  7.00%, 01/01/11(e)(f)                    AAA     Aaa        25          25,410
--------------------------------------------------------------------------------
Connecticut (State of) Development
  Authority (Bridgeport Hydraulic Co.
  Project); Refunding Water Facilities
  Series 1990 RB
  7.25%, 06/01/20                           A      --        800         807,488
--------------------------------------------------------------------------------
Connecticut (State of) Development
  Authority (Pfizer Inc. Project); Series
  1982 PCR
  6.55%, 02/15/13                          AAA     Aaa       250         260,987
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
CONNECTICUT-(CONTINUED)

Connecticut (State of) Health & Education
  Facilities Authority (Bridgeport
  Hospital); Series 1992 A RB
  6.63%, 07/01/18(b)                       AAA     Aaa    $  500    $    510,570
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Danbury
  Hospital);
  Series 1999 G RB
  5.63%, 07/01/25(b)                       AAA     Aaa       250         262,887
--------------------------------------------------------------------------------
  Unrefunded Series 1991 E RB
  6.50%, 07/01/14(b)                       AAA     Aaa       110         111,913
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Loomis Chaffee
  School); Series 2001 D RB
  5.25%, 07/01/31(f)                        --     A2      1,500       1,521,915
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Stamford
  Hospital); Series 1996 F RB
  5.40%, 07/01/09(b)                       AAA     Aaa     1,000       1,090,840
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (William W. Backus
  Hospital); Series 1997 D RB
  5.75%, 07/01/27(b)                       AAA     Aaa     1,000       1,055,230
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Windham Community
  Memorial Hospital); Series 1996 C RB
  5.75%, 07/01/11(b)                        A       A        740         790,823
--------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Group Home Mortgage);
  Special Obligation Series 2000 GH-5 RB
  5.85%, 06/15/30(b)                       AAA     Aaa       500         523,140
--------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program);
  Refunding Sub-Series 1996 E-1 RB
  5.95%, 05/15/17                          AAA     Aaa       500         525,005
--------------------------------------------------------------------------------
  Series 1991 C-3 RB
  6.55%, 11/15/13                          AAA     Aaa       225         230,650
--------------------------------------------------------------------------------
  Series 1993 E-1 RB
  6.00%, 05/15/17                          AAA     Aaa       675         697,484
--------------------------------------------------------------------------------
  Series 1996 C-1 RB
  6.30%, 11/15/17                          AAA     Aaa     1,270       1,350,772
--------------------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18                          AAA     Aaa       750         795,622
--------------------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(c)                       AAA     Aaa     1,000       1,035,260
--------------------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(c)                       AAA     Aaa     1,775       1,805,157
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

CONNECTICUT-(CONTINUED)

  Series 1998 D-2 RB
  5.45%, 11/15/24(c)                       AAA     Aaa    $  250    $    254,575
--------------------------------------------------------------------------------
  Series 2001 A-1 RB
  5.25%, 11/15/28                          AAA     Aaa       550         551,556
--------------------------------------------------------------------------------
  Sub-Series 1997 C-2 RB
  5.85%, 11/15/28(c)                       AAA     Aaa       440         452,012
--------------------------------------------------------------------------------
  Sub-Series 1998 E-1 RB
  5.13%, 05/15/21                          AAA     Aaa       445         448,324
--------------------------------------------------------------------------------
  Sub-Series 2000 B-2 RB
  5.85%, 05/15/31(c)                       AAA     Aaa       955         978,178
--------------------------------------------------------------------------------
Manchester (City of) Eighth Utilities
  District; Unlimited Tax Series 1991 GO
  6.75%, 08/15/06                           --     Aa3       180         208,613
--------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax Series
  1990 GO
  6.00%, 06/15/07                           --     Aa3       100         114,201
--------------------------------------------------------------------------------
  6.00%, 06/15/08                           --     Aa3       100         114,909
--------------------------------------------------------------------------------
  6.00%, 06/15/09                           --     Aa3       100         115,853
--------------------------------------------------------------------------------
New Britain (City of); Unlimited Tax
  Series 1992 GO
  6.00%, 02/01/11(b)                       AAA     Aaa       400         465,864
--------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax
  Series 1991 GO
  6.50%, 01/15/08                           --     A3        125         145,187
--------------------------------------------------------------------------------
  6.50%, 01/15/09                           --     A3        125         146,780
--------------------------------------------------------------------------------
  6.50%, 01/15/10                           --     A3        125         147,947
--------------------------------------------------------------------------------
  6.50%, 01/15/11                           --     A3        125         150,182
--------------------------------------------------------------------------------
Somers (City of); Unlimited Tax Series
  1990 GO
  6.00%, 12/01/10                           --     A1        190         221,935
--------------------------------------------------------------------------------
University of Connecticut (Student Fee);
  Series 2000 A RB
  6.00%, 11/15/10(e)(f)                    AA-     Aa3     1,325       1,559,631
--------------------------------------------------------------------------------
Waterbury (City of) Housing Authority
  (Connecticut Associates II Limited
  Partnership); Refunding Mortgage Series
  1998 C RB
  5.45%, 07/01/23(b)                       AAA     Aaa       150         150,177
--------------------------------------------------------------------------------
Westbrook (City of); Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)                       AAA     Aaa       380         449,160
================================================================================
                                                                      26,742,190
================================================================================

DELAWARE-0.34%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75%, 01/01/13(e)(f)                    NRR     Aaa       250         303,637
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
DELAWARE-(CONTINUED)

Wilmington (City of) Parking Authority;
  Gtd. Parking Series 2002 RB
  2.50%, 09/15/03(b)                       AAA     Aaa    $1,300    $  1,314,261
================================================================================
                                                                       1,617,898
================================================================================

DISTRICT OF COLUMBIA-0.44%

District of Columbia (George Washington
  University); Series 2001 A RB
  5.13%, 09/15/31(b)                       AAA     Aaa     1,000         991,720
--------------------------------------------------------------------------------
District of Columbia (Gonzaga College
  High School); Series 1999 RB
  5.38%, 07/01/19(b)                       AAA     Aaa     1,055       1,109,280
================================================================================
                                                                       2,101,000
================================================================================

FLORIDA-1.66%

Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  5.80%, 05/01/16(b)                       AAA     Aaa     1,000       1,121,110
--------------------------------------------------------------------------------
Escambia (County of) (Champion
  International Corp. Project); Series
  1994 PCR
  6.90%, 08/01/22(c)                       BBB    Baa2     1,125       1,173,397
--------------------------------------------------------------------------------
Escambia (County of) Health Facilities
  Authority (Health Care Facility
  Loan-Veterans Hospital Project); Series
  2000 RB
  5.95%, 07/01/20(b)                       AAA     Aaa     1,000       1,137,060
--------------------------------------------------------------------------------
Jacksonville (City of) Electric
  Authority; Series 2000 A RB
  5.30%, 10/01/30                           A+     Aa3     1,000       1,001,650
--------------------------------------------------------------------------------
Miami-Dade (County of) (Miami
  International Airport); Series 2000 B
  RB
  5.75%, 10/01/29(b)                       AAA     Aaa     2,000       2,136,240
--------------------------------------------------------------------------------
Plantation (City of) Health Facilities
  Authority (Covenant Retirement
  Communities Inc.); Series 1992 RB
  7.75%, 12/01/02(e)(f)                    NRR     NRR       250         260,140
--------------------------------------------------------------------------------
Sunrise (City of) Utility System;
  Refunding Series 1998 RB
  5.00%, 10/01/28(b)                       AAA     Aaa     1,000         998,480
================================================================================
                                                                       7,828,077
================================================================================

GEORGIA-0.51%

Athens-Clarke (County of) Unified
  Government Development Authority
  (Catholic Health East); Series 2002 RB
  5.50%, 11/15/32                           A      A2        500         494,860
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
GEORGIA-(CONTINUED)

Floyd (County of) Hospital Authority
  (Floyd Medical Center Project); Series
  2002 RAC
  5.25%, 07/01/29(b)                       AAA     Aaa    $1,510    $  1,536,697
--------------------------------------------------------------------------------
Georgia (State of) Housing & Finance
  Authority (Home Ownership Opportunity
  Program); Series 1992 C RB
  6.50%, 12/01/11                          AA+     Aa2       390         400,128
================================================================================
                                                                       2,431,685
================================================================================

GUAM-0.03%

Guam (Territory of) Power Authority;
  Series 1993 A RB
  5.25%, 10/01/23                          BBB     --        125         125,459
================================================================================

ILLINOIS-8.52%

Bellwood (City of); Unlimited Tax Series
  2002 GO
  5.25%, 12/01/25(b)                       AAA     Aaa     1,000       1,012,650
--------------------------------------------------------------------------------
Chicago (City of); Project & Refunding
  Unlimited Tax Series 2000 C GO
  5.50%, 01/01/40(b)                       AAA     Aaa     1,750       1,793,225
--------------------------------------------------------------------------------
  Project & Refunding
  Unlimited Tax Series 2001 A GO
  5.25%, 01/01/33(b)                       AAA     Aaa     3,940       3,957,218
--------------------------------------------------------------------------------
  Special Transportation Series 2001 RB
  5.25%, 01/01/31(b)                       AAA     Aaa     1,000       1,005,110
--------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/ GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  6.13%, 02/20/42(c)                       AAA     --      1,580       1,630,544
--------------------------------------------------------------------------------
Chicago (City of) Parks District;
  Unlimited Tax Series 2001 D GO
  5.00%, 01/01/29(b)                       AAA     Aaa     3,000       2,935,290
--------------------------------------------------------------------------------
Cook (County of); Unlimited Tax Series
  1992 B GO
  5.75%, 11/15/02(e)(f)                    AAA     Aaa     2,000       2,064,680
--------------------------------------------------------------------------------
Freeport (City of); Unlimited Tax Series
  2000 RB
  6.00%, 12/01/29(b)                       AAA     Aaa     1,000       1,095,400
--------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Series 1997 A RB
  6.00%, 11/15/11(b)                       AAA     Aaa     2,500       2,886,350
--------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (CPC International Inc.
  Project); Refunding Series 1992 PCR
  6.75%, 05/01/16                           --     A1      2,000       2,048,400
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
ILLINOIS-(CONTINUED)

Illinois (State of) Development Finance
  Authority (Evanston Northwestern
  Healthcare Corp.); VRD Series 2001 C RB
  1.45%, 05/01/31(g)                       AA+     Aa2    $7,245    $  7,245,000
--------------------------------------------------------------------------------
Illinois (State of) Educational
  Facilities Authority (Northwestern
  University); Adjustable Rate Medium
  Term Series 1997 RB
  5.25%, 11/01/14(f)                       AA+     Aa1     1,000       1,107,700
--------------------------------------------------------------------------------
Illinois (State of) Educational
  Facilities Authority (Robert Morris
  College); Series 2000 RB
  5.80%, 06/01/30(b)                       AAA     Aaa     1,000       1,055,520
--------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series
  1999 A RB
  6.00%, 11/15/19(b)                       AAA     Aaa     1,000       1,090,840
--------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital Corp.);
  Refunding Series 1992 A RB
  6.25%, 04/15/22(e)(f)                    AA-     Aaa     1,000       1,183,300
--------------------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(e)(f)                    NRR     NRR     1,150       1,355,919
--------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Franciscan Sisters Health
  Care); Series 1992 RB
  6.40%, 09/01/04(e)(f)                    AAA     Aaa     2,000       2,190,140
--------------------------------------------------------------------------------
Illinois State University Auxiliary
  Facilities System; Series 1993 RB
  5.75%, 04/01/14(b)                       AAA     Aaa     1,000       1,044,220
--------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.25%, 06/15/42(b)                       AAA     Aaa     1,000         996,610
--------------------------------------------------------------------------------
  5.92%, 12/15/29(b)(h)                    AAA     Aaa     1,500         318,885
--------------------------------------------------------------------------------
  5.94%, 06/15/30(b)(h)                    AAA     Aaa     1,000         206,100
--------------------------------------------------------------------------------
Rockford (City of) School District No.
  205; Unlimited Tax Series 2001 GO
  5.00%, 02/01/17(b)                       AAA     Aaa       500         533,550
--------------------------------------------------------------------------------
Tazewell (County of) Community High
  School District No. 303 (Pekin);
  Unlimited Tax Series 1996 GO
  5.63%, 01/01/14(b)                       AAA     Aaa     1,435       1,517,584
================================================================================
                                                                      40,274,235
================================================================================

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

INDIANA-3.15%

Carmel (City of) Retirement Rental
  Housing (Beverly Enterprises Inc.
  Project); Refunding Series 1992 RB
  8.75%, 12/01/08(d)                        --     --     $   80    $     82,789
--------------------------------------------------------------------------------
East Allen (City of) Multi-School
  Building Corp.; First Mortgage Series
  2000 RB
  5.75%, 01/15/10(e)(f)                    AAA     Aaa       735         835,320
--------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Series 2000
  A RB
  5.90%, 02/01/14(b)                       AAA     Aaa     1,000       1,125,880
--------------------------------------------------------------------------------
Indiana (State of) Bond Bank (Hendricks
  Project); Series 2002 D RB
  5.25%, 04/01/30(b)                       AAA     Aaa       500         502,975
--------------------------------------------------------------------------------
Indiana (State of) Housing Finance
  Authority; Single Family Mortgage
  Series 1995 B-1 RB
  6.15%, 07/01/17                           --     Aaa       115         119,670
--------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority;
  Highway Series 2000 RB
  5.38%, 12/01/25                           AA     Aa2     2,000       2,040,840
--------------------------------------------------------------------------------
  Prerefunded Airport Facilities Lease
  Series 1992 A RB
  6.25%, 11/01/02(e)(f)                    NRR     Aaa       395         407,561
--------------------------------------------------------------------------------
  Unrefunded Airport Facilities Lease
  Series 1992 A RB
  6.25%, 11/01/16                           AA     A1        105         108,090
--------------------------------------------------------------------------------
Indianapolis (City of) (Lake Nora & Fox
  Club Project); Multifamily Series 1999
  A RB
  5.90%, 10/01/19(b)                       AAA     Aaa     1,795       1,901,569
--------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank (Waterworks
  Project); Series 2002 A RB
  5.25%, 07/01/33(b)                       AAA     Aaa     1,700       1,718,241
--------------------------------------------------------------------------------
Indianapolis (City of) Thermal Energy
  System; Series 2001 A RB
  5.00%, 10/01/11(b)                       AAA     Aaa     1,500       1,629,555
--------------------------------------------------------------------------------
Lafayette (City of); Sewer Series 2002 RB
  5.15%, 07/01/24(b)                       AAA     Aaa     1,000       1,006,150
--------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding
  Convertible Series 1991 PCR 5.75%,
  08/01/21                                 BBB-    A3      2,500       2,354,200
--------------------------------------------------------------------------------
Wa-Nee Middle School Building Corp.;
  Unlimited Tax First Mortgage Series
  2001 GO
  5.50%, 01/15/20(b)                       AAA     Aaa     1,000       1,085,760
================================================================================
                                                                      14,918,600
================================================================================


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

KANSAS-0.31%

Newton (City of) (Newton Healthcare
  Corp.); Hospital Series 1994 A RB
  7.38%, 11/15/04(e)(f)                    NRR     NRR    $  250    $    284,550
--------------------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (Overland Park Project); First Tier
  Series 2001 A RB
  7.38%, 01/01/32(d)                        --     --      1,135       1,167,597
================================================================================
                                                                       1,452,147
================================================================================

KENTUCKY-0.79%

Jefferson (County of) (Beverly
  Enterprises Project); Refunding Health
  Facilities Series 1999 RB
  5.88%, 05/01/08(d)                        --     --        595         584,772
--------------------------------------------------------------------------------
Mount Sterling (City of) (Kentucky League
  Cities); Lease Funding Series 1993 A RB
  6.15%, 03/01/13                           --     Aa3     3,000       3,129,600
================================================================================
                                                                       3,714,372
================================================================================

LOUISIANA-5.00%

Lafayette (City of); Public Improvement
  Sales Tax Series 2000 A RB
  5.50%, 03/01/23(b)                       AAA     Aaa     1,360       1,430,489
--------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority
  (Capital Projects & Equipment
  Acquisitions); Series 2000 RB
  6.55%, 09/01/25(b)                        A       A      6,000       6,633,300
--------------------------------------------------------------------------------
  Series 2000 A RB
  6.30%, 07/01/30(b)                       AAA     Aaa     3,000       3,478,050
--------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (Parking
  Facilities Corp. Garage Project);
  Series 2001 A RB
  5.20%, 10/01/20(b)                       AAA     Aaa     1,000       1,033,030
--------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Medical Center at New
  Orleans Project); Series 1992 RB
  6.13%, 10/15/07(b)                       AAA     --      2,775       2,797,228
--------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Tulane University);
  Series 1996 RB
  6.00%, 10/01/16(b)                       AAA     Aaa     2,500       2,808,825
--------------------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)                       AAA     Aaa     2,100       2,112,054
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
LOUISIANA-(CONTINUED)

Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional
  Medical Center); Refunding Series 1996
  RB
  5.70%, 05/15/16(b)                       AAA     Aaa    $1,000    $  1,089,580
--------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/08(e)(f)                    NRR     NRR       500         606,795
--------------------------------------------------------------------------------
  7.60%, 01/01/09(e)(f)                    NRR     NRR       500         616,400
--------------------------------------------------------------------------------
West Feliciana (Parish of) (Gulf States
  Utilities); Series 1992 A PCR
  7.50%, 05/01/15                          BB+     Ba1     1,000       1,030,080
================================================================================
                                                                      23,635,831
================================================================================

MAINE-0.47%

Maine (State of) Educational Loan
  Authority (Supplemental Education Loan
  Program); Series 1992 A-2 RB
  6.95%, 12/01/07(c)(d)                     --     --        640         656,896
--------------------------------------------------------------------------------
Maine (State of) Housing Authority;
  Mortgage Series 1999 E-1 RB
  5.85%, 11/15/20                          AA+     Aa1     1,500       1,566,630
================================================================================
                                                                       2,223,526
================================================================================

MARYLAND-1.04%

Maryland (State of) Health & Higher
  Education Facilities Authority (Johns
  Hopkins University); Refunding Series
  2001 B RB
  5.00%, 07/01/41                           AA     Aa2     1,000         969,950
--------------------------------------------------------------------------------
Maryland (State of) Health & Higher
  Education Facilities Authority
  (University of Maryland Medical
  System); Series 2001 RB
  5.25%, 07/01/28                           A     Baa1     2,000       1,994,280
--------------------------------------------------------------------------------
  5.25%, 07/01/34                           A     Baa1     2,000       1,975,480
================================================================================
                                                                       4,939,710
================================================================================

MASSACHUSETTS-1.39%

Massachusetts (State of) Development
  Financing Agency (Briarwood Project);
  Series 2001 B RB
  7.88%, 12/01/15(d)                        --     --      1,000       1,049,250
--------------------------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Winchester Hospital); Series 1994 D RB
  5.80%, 07/01/09(b)                       AAA     --      1,000       1,081,650
--------------------------------------------------------------------------------
Massachusetts (State of) Housing Finance
  Agency; Single Family Housing Series
  1994 RB
  6.60%, 12/01/26(c)                        AA     Aa3     1,385       1,436,841
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of) Port Authority;
  Series 1997 A RB
  5.00%, 07/01/27(b)                       AAA     Aaa    $1,000    $    991,510
--------------------------------------------------------------------------------
Massachusetts (State of) Water Resources
  Authority; Series 2002 B RB
  5.13%, 08/01/27(b)                       AAA     Aaa     2,000       2,005,820
================================================================================
                                                                       6,565,071
================================================================================

MICHIGAN-7.58%

Anchor Bay School District; Refunding
  Unlimited Tax Series 2001 GO
  5.00%, 05/01/29                          AAA     Aaa     1,000         981,120
--------------------------------------------------------------------------------
Bullock Creek School District; Unlimited
  Tax Series 2000 GO
  5.50%, 05/01/22                          AAA     Aaa     1,000       1,039,480
--------------------------------------------------------------------------------
Chippewa Valley Schools; Refunding
  Unlimited Tax Series 2002 GO
  5.13%, 05/01/27                          AAA     Aaa     1,000       1,003,340
--------------------------------------------------------------------------------
Dearborn Heights (City of) Finance
  Authority; Limited Tax Series 2001 A GO
  5.00%, 10/01/30(b)                       AAA     Aaa     1,000         983,610
--------------------------------------------------------------------------------
Detroit (City of) School District;
  Unlimited Tax Series 2001 A GO
  5.13%, 05/01/31(b)                       AAA     Aaa     2,000       2,000,600
--------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)                       AAA     Aaa     8,500       8,348,955
--------------------------------------------------------------------------------
  5.25%, 07/01/33(b)                       AAA     Aaa     3,500       3,532,025
--------------------------------------------------------------------------------
Garden City Hospital Finance Authority
  (Garden City Hospital); Refunding
  Hospital Series 1998 A RB
  5.63%, 09/01/10                           --     B1        850         693,056
--------------------------------------------------------------------------------
Grand Rapids (City of) Building
  Authority; Series 2002 A RB
  5.00%, 10/01/22(b)                       AAA     Aaa     1,660       1,671,720
--------------------------------------------------------------------------------
Lake Orion Community School District;
  Refunding Unlimited Tax Series 1994 GO
  7.00%, 05/01/05(e)(f)                    AAA     Aaa     2,500       2,847,175
--------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(e)(f)                    AAA     Aaa     1,210       1,372,636
--------------------------------------------------------------------------------
Michigan (State of) Housing Development
  Authority; Rental Housing Series 1992 A
  RB
  6.60%, 10/01/02(e)(f)                    AA-     NRR       945         968,616
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
MICHIGAN-(CONTINUED)

Michigan (State of) Municipal Bond
  Authority (Drinking Water Revolving
  Fund); Series 2000 RB
  5.50%, 10/01/22                          AAA     Aaa    $1,000    $  1,051,300
--------------------------------------------------------------------------------
Michigan (State of) Public Water Agency
  (Combustion Turbine No. 1); Series 2001
  A RB
  5.25%, 01/01/24(b)                       AAA     Aaa     2,500       2,540,700
--------------------------------------------------------------------------------
Michigan (State of) Trunk Line; Refunding
  Series 1998 A RB
  5.00%, 11/01/26(b)                       AAA     Aaa     1,000         990,220
--------------------------------------------------------------------------------
West Ottawa (City of) Public School
  District; Unlimited Tax Series 2002 A
  GO
  5.00%, 05/01/27                          AAA     Aaa     1,000         988,730
--------------------------------------------------------------------------------
Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(e)(f)                    AAA     Aaa     4,275       4,820,704
================================================================================
                                                                      35,833,987
================================================================================

MINNESOTA-0.41%

Minneapolis (City of) (Parking Ramp);
  Unlimited Tax Series 2000 A GO
  5.90%, 12/01/20                          AAA     Aa1     1,000       1,099,130
--------------------------------------------------------------------------------
Minneapolis & St. Paul (Cities of)
  Metropolitan Airports Commission
  (Northwest Airlines Inc.); Special
  Facilities Series 2001 A RB
  7.00%, 04/01/25(c)(d)                     --     --      1,000         857,200
================================================================================
                                                                       1,956,330
================================================================================

MISSISSIPPI-1.11%

Mississippi (State of) Higher Education
  Assistance Corp.; Sub-Series 1994 C RB
  7.50%, 09/01/09(c)                        --     A2      5,000       5,228,900
================================================================================

MISSOURI-0.94%

Kansas City Industrial Development
  Authority (General Motors Corp.
  Project); Series 1984 PCR 6.05%,
  04/01/06                                 BBB+    A3        170         170,624
--------------------------------------------------------------------------------
Missouri (State of) Environmental
  Improvement & Energy Resources
  Authority (State Revolving Fund);
  Prerefunded Water Pollution Series 1995
  C RB
  5.85%, 01/01/05(e)(f)                    NRR     Aaa       730         807,577
--------------------------------------------------------------------------------
  Unrefunded Water Pollution Series 1995
  C RB
  5.85%, 01/01/10                           --     Aaa       270         292,270
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
MISSOURI-(CONTINUED)

Missouri (State of) Health & Educational
  Facilities Authority (Washington
  University Project); Educational
  Facilities Series 2001 A RB
  5.13%, 06/15/41                          AA+     Aa1    $3,250    $  3,198,617
================================================================================
                                                                       4,469,088
================================================================================

NEBRASKA-0.22%

Omaha (City of) Public Power District;
  Electric Series 2002 A RB
  5.20%, 02/01/22                           AA     Aa2     1,000       1,017,980
================================================================================

NEVADA-3.20%

Boulder (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital
  Series 1998 RB
  5.85%, 01/01/22(d)                        --     --        500         423,505
--------------------------------------------------------------------------------
Clark (County of); Airport Lien
  Sub-Series 2001 B RB
  5.25%, 07/01/34(b)                       AAA     Aaa     3,000       3,027,450
--------------------------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR 7.20%,
  10/01/22                                  BB     Ba2     1,500       1,482,210
--------------------------------------------------------------------------------
Clark (County of) Bond Bank; Limited Tax
  Series 2001 GO
  5.00%, 06/01/31(b)                       AAA     Aaa     5,000       4,873,000
--------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR
  6.55%, 10/01/13(b)                       AAA     Aaa     3,000       3,073,740
--------------------------------------------------------------------------------
Reno (City of) Redevelopment Agency;
  Refunding Sub-Series 1995 A TAN
  6.00%, 06/01/10                           --    Baa3     1,185       1,235,481
--------------------------------------------------------------------------------
Truckee Meadows Water Authority; Water
  Series 2001 A RB
  5.13%, 07/01/30(b)                       AAA     Aaa     1,000         993,340
================================================================================
                                                                      15,108,726
================================================================================

NEW JERSEY-2.02%

New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc.
  Project); Special Facility
  Series 1999 RB
  6.25%, 09/15/29(c)(f)                     B+     B3      6,300       4,970,511
--------------------------------------------------------------------------------
  6.40%, 09/15/23(c)(f)                     B+     B3      1,000         820,570
--------------------------------------------------------------------------------
  Special Facility Series 2000 RB
  7.00%, 11/15/30(c)(f)                     B+     B3      4,000       3,525,520
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Health Care
  Facilities Financing Authority (Raritan
  Bay Medical Center); Series 1994 RB
  7.25%, 07/01/27(d)                        --     --     $  250    $    250,903
================================================================================
                                                                       9,567,504
================================================================================

NEW MEXICO-1.07%

Las Cruces (City of) South Central Solid
  Waste Authority; Environmental Services
  Series 1995 RB
  5.65%, 06/01/09                           --     A3        575         604,124
--------------------------------------------------------------------------------
Los Alamos (County of); Refunding Utility
  System Series 1994 A RB
  6.00%, 07/01/15(b)                       AAA     Aaa     2,000       2,178,200
--------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 RB
  6.25%, 06/01/04(e)(f)                    AAA     Aaa     2,100       2,274,237
================================================================================
                                                                       5,056,561
================================================================================

NEW YORK-3.46%

Metropolitan Transportation
  Authority; Dedicated Tax Fund
  Series 2000 A RB
  5.88%, 04/01/25(b)                       AAA     Aaa     1,500       1,614,120
--------------------------------------------------------------------------------
  Refunding Series 2002 A RB
  5.13%, 01/01/29                          AA-     A3      1,000         990,660
--------------------------------------------------------------------------------
New York (City of);
  Prerefunded Unlimited Tax Series 1994
  B1 GO
  7.38%, 08/15/04(e)(f)                     A      Aaa       500         562,655
--------------------------------------------------------------------------------
  Unlimited Tax Series 1996 A GO
  6.25%, 08/01/17(e)(f)                     A      A2      3,035       3,361,263
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1991 B
  GO
  7.00%, 02/01/18(e)(f)                    AAA     Aaa       520         528,554
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1992 D
  GO
  7.70%, 02/01/09(e)                        A      A2         15          15,298
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Sub-Series
  1992 C-1 GO
  7.00%, 08/01/17                           A      A2         10          10,187
--------------------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (University of Staten Island
  Hospital Project); Civic Facilities
  Series 2001 B RB
  6.38%, 07/01/31                           --    Baa3       600         605,430
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
NEW YORK-(CONTINUED)

New York (City of) Municipal Water
  Finance Authority;
  Water & Sewer System Series 1987 A RB
  5.00%, 06/15/17                           AA     Aa2    $1,350    $  1,352,201
--------------------------------------------------------------------------------
  Water & Sewer System Series 1996 A RB
  5.50%, 06/15/24(b)                       AAA     Aaa     1,000       1,027,350
--------------------------------------------------------------------------------
  Water & Sewer System Series 1997 B RB
  5.75%, 06/15/29                           AA     Aa2     3,850       4,054,320
--------------------------------------------------------------------------------
New York (State of) Dorm Authority (State
  University Educational Facilities);
  Series 1995 A RB
  6.50%, 05/15/06                          AA-     A3      1,000       1,134,790
--------------------------------------------------------------------------------
New York (State of) Environmental
  Facilities Corp. (State Water Revolving
  Project); Unrefunded Series 1991 E PCR
  6.88%, 06/15/10                          AAA     Aaa     1,100       1,117,545
================================================================================
                                                                      16,374,373
================================================================================

NORTH CAROLINA-1.23%

North Carolina (State of) Eastern
  Municipal Power Agency; Power System
  Series 1993 A RB
  6.13%, 01/01/10(e)(f)                    AAA     Aaa     1,500       1,742,115
--------------------------------------------------------------------------------
North Carolina (State of) Housing Finance
  Agency; Single Family Series 1996 II RB
  6.20%, 03/01/16                           AA     Aa2       445         468,367
--------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency (No. 1 Catawba Electric
  Project);
  Refunded Series 1990 RB
  6.50%, 01/01/10(e)(f)                    AAA     Aaa       260         302,918
--------------------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07                          BBB+   Baa1     2,890       3,289,571
================================================================================
                                                                       5,802,971
================================================================================

NORTH DAKOTA-0.11%

Fargo (City of) Health System (Meritcare
  Medical Group); Series 2002 A RB
  5.13%, 06/01/27(b)(f)                    AAA     Aaa       500         499,615
================================================================================

OHIO-2.01%

Cleveland (City of); Parking Facilities
  Improvement Series 1992 RB
  8.00%, 09/15/02(e)(f)                    NRR     NRR       500         513,620
--------------------------------------------------------------------------------
Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(e)(f)                    AAA     Aaa     1,000       1,123,910
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

OHIO-(CONTINUED)

Findlay (City of); Limited Tax Series
  1996 GO
  5.88%, 07/01/17                          AA-     Aa3    $1,000    $  1,083,890
--------------------------------------------------------------------------------
Lake Ohio School District; Unlimited Tax
  Series 2000 GO
  5.75%, 12/01/26(b)                       AAA     Aaa     2,500       2,691,375
--------------------------------------------------------------------------------
Montgomery (County of) (Grandview
  Hospital & Medical Center); Refunding
  Hospital Series 1997 RB
  5.50%, 12/01/09(e)(f)                    BBB+    NRR     1,000       1,126,090
--------------------------------------------------------------------------------
Ohio (State of) Department of
  Transportation (Panhandle Rail Line
  Project); Series 1992 COP
  6.50%, 04/15/12(b)                       AAA     Aaa     1,100       1,127,082
--------------------------------------------------------------------------------
University of Cincinnati; Series 2002 F
  RB
  5.00%, 06/01/22                           AA     Aa3       820         824,371
--------------------------------------------------------------------------------
  5.00%, 06/01/23                           AA     Aa3     1,000         998,650
================================================================================
                                                                       9,488,988
================================================================================

OKLAHOMA-1.76%

Mustang (City of) Improvement Utility
  Authority; Series 1999 RB
  5.70%, 10/01/19(b)                       AAA     Aaa     1,500       1,632,735
--------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/18                           AA     Aa3       675         719,813
--------------------------------------------------------------------------------
  5.75%, 02/15/25                           AA     Aa3     1,750       1,849,435
--------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (St.
  John's Medical Center Project);
  Hospital Series 1994 RB
  6.25%, 02/15/06(e)(f)                     AA     Aa3     2,000       2,252,460
--------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority
  (Tulsa Regional Medical Center);
  Hospital Series 1992 RB
  7.20%, 06/01/03(e)(f)                    AAA     NRR       500         533,715
--------------------------------------------------------------------------------
Tulsa (City of) Public Facilities
  Authority; Capital Improvement Series
  1988 B RB
  6.00%, 03/01/08                           A+     --      1,305       1,351,680
================================================================================
                                                                       8,339,838
================================================================================

OREGON-0.73%

Cow Creek Band Umpqua Tribe of Indians;
  Series 1998 B RB
  (Acquired 08/18/98; Cost $997,470)
  5.10%, 07/01/12(b)(i)                    AAA     Aaa     1,000       1,040,240
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
OREGON-(CONTINUED)

Portland (City of) Sewer System; Series
  1994 A RB
  6.20%, 06/01/04(e)(f)                    AAA     A1     $1,200    $  1,310,136
--------------------------------------------------------------------------------
  6.25%, 06/01/04(e)(f)                    AAA     A1      1,000       1,092,680
================================================================================
                                                                       3,443,056
================================================================================

PENNSYLVANIA-2.48%

Allegheny (County of) Higher Education
  Building Authority (Carnegie Mellon
  University); Series 2002 RB
  5.25%, 03/01/32                          AA-     --      1,500       1,505,535
--------------------------------------------------------------------------------
Allegheny (County of) Port Authority;
  Special Transportation Series 1999 RB
  6.13%, 03/01/09(e)(f)                    AAA     Aaa     1,000       1,168,560
--------------------------------------------------------------------------------
Chester (County of) Industrial
  Development Authority (Westtown School
  Project); Educational Facilities Series
  2002 RB
  5.00%, 01/01/31(b)                       AAA     Aaa     1,000         985,030
--------------------------------------------------------------------------------
Clarion (County of) Industrial
  Development Authority (Beverly
  Enterprises Inc. Project); Refunding
  Series 2001 RB
  7.38%, 12/01/08(d)                        --     --      1,450       1,482,422
--------------------------------------------------------------------------------
Montgomery (County of) Industrial
  Development Authority (Pennsburg
  Nursing & Rehabilitation Center);
  Series 1993 RB
  7.63%, 03/31/04(e)(f)                    NRR     Aaa       100         112,576
--------------------------------------------------------------------------------
Pennsylvania (State of); Unlimited Tax
  Third Series 1994 GO
  6.75%, 11/15/04(e)(f)                    AAA     Aaa     1,250       1,409,650
--------------------------------------------------------------------------------
Pennsylvania (State of) Economic
  Financing Authority (Colver Project);
  Resource Recovery Series 1994 D RB
  7.05%, 12/01/10(c)                       BBB-    --      2,900       3,043,753
--------------------------------------------------------------------------------
Pennsylvania (State of) Public School
  Building Authority (Lehigh Career &
  Technical Institution); Series 2001 RB
  5.00%, 10/01/26(b)                       AAA     Aaa     1,000         994,380
--------------------------------------------------------------------------------
Spring-Ford Area School District;
  Unlimited Tax Series 2002 GO
  5.00%, 04/01/23(b)                       AAA     Aaa     1,025       1,027,265
================================================================================
                                                                      11,729,171
================================================================================

PUERTO RICO-0.36%

Children's Trust Fund; Sr. Tobacco
  Settlement Series 2000 RB
  6.00%, 07/01/26                           A      Aa3     1,000       1,041,400
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
PUERTO RICO-(CONTINUED)

Puerto Rico (Commonwealth of); Unlimited
  Tax Public Improvement Series 2000 GO
  6.00%, 07/01/05(b)(f)                     A-    Baa1    $  500    $    560,740
--------------------------------------------------------------------------------
Puerto Rico (Commonwealth of) Highway &
  Transportation Authority;
  Transportation Series 2000 B RB
  6.00%, 07/01/10(e)(f)                     A     Baa1       100         117,968
================================================================================
                                                                       1,720,108
================================================================================

RHODE ISLAND-1.05%

Rhode Island (State of) Housing &
  Mortgage Finance Corp.; Homeownership
  Opportunity Series 1994 15-B RB
  6.00%, 10/01/04                          AA+     Aa2     1,000       1,052,060
--------------------------------------------------------------------------------
Tobacco Settlement Financing Corp.;
  Asset-Backed Series 2002 A RB
  6.00%, 06/01/23                           A      A1      4,000       3,934,280
================================================================================
                                                                       4,986,340
================================================================================

SOUTH CAROLINA-0.94%

Piedmont Municipal Power Agency;
  Refunding Electric Series 1986 A RB
  5.75%, 01/01/24                          BBB-   Baa3     1,150       1,108,819
--------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities
  Improvement Series 2000 A RB
  7.13%, 12/15/15                          BBB    Baa2     1,000       1,088,670
--------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 2002 B RB
  5.13%, 01/01/32(b)                       AAA     Aaa     1,250       1,255,038
--------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank; Series 2001 A RB
  5.00%, 10/01/29(b)                       AAA     Aaa     1,000         991,130
================================================================================
                                                                       4,443,657
================================================================================

SOUTH DAKOTA-0.46%

Aberdeen (City of) School District No.
  6-1; Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(b)                       AAA     Aaa     2,000       2,055,520
--------------------------------------------------------------------------------
South Dakota (State of) Health &
  Educational Facilities Authority (Huron
  Regional Medical Center); Series 1994
  RB
  7.25%, 04/01/20                          BBB     --        100         103,793
================================================================================
                                                                       2,159,313
================================================================================


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

TENNESSEE-1.24%

Franklin (City of) Industrial Development
  Board (Landings Apartment Project);
  Multifamily Housing Refunding Series
  1996 A RB
  5.75%, 04/01/10(b)                       AAA     Aaa    $  820    $    878,851
--------------------------------------------------------------------------------
Putnam (County of); Refunding Unlimited
  Tax Series 2001 GO
  5.25%, 04/01/17(b)                       AAA     Aaa     2,500       2,744,650
--------------------------------------------------------------------------------
Robertson & Somner (Counties of) White
  House Utility District; Water & Sewer
  Series 2000 RB
  6.00%, 01/01/10(e)(f)                    NRR     Aaa     1,000       1,151,950
--------------------------------------------------------------------------------
Shelby (County of) Health Educational &
  Housing Facilities Board (Kirby Pines
  Retirement Community); Health Care
  Facilities Series 1997 A RB
  6.25%, 11/15/16(d)                        --     --      1,000         921,800
--------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Homeownership Progressive
  Series 1992 RB
  6.80%, 07/01/17                           AA     Aa2       155         158,364
================================================================================
                                                                       5,855,615
================================================================================

TEXAS-22.67%

Allen (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2000 GO
  5.95%, 02/15/25                          AAA     Aaa     1,600       1,717,168
--------------------------------------------------------------------------------
Arlington (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995
  GO
  5.75%, 02/15/05(e)(f)                    NRR     Aaa       705         767,477
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  5.75%, 02/15/21                           --     Aaa       295         306,714
--------------------------------------------------------------------------------
Austin (City of) Community College
  District; Refunding Combined Fee Series
  1995 RB
  6.10%, 02/01/05(e)(f)                    AAA     Aaa     1,115       1,221,750
--------------------------------------------------------------------------------
Austin (City of) Electric Utility System;
  Refunding Series 2002 A RB
  4.00%, 11/15/03(b)                       AAA     Aaa     1,500       1,543,395
--------------------------------------------------------------------------------
Austin (City of) Hotel Occupancy Tax;
  Refunding Sub. Lien Series 1999 RB
  5.80%, 11/15/29(b)                       AAA     Aaa     1,000       1,057,590
--------------------------------------------------------------------------------
Austin (City of) Water & Wastewater
  System;
  Refunding Series 2001 B RB
  5.25%, 05/15/31(b)                       AAA     Aaa     1,750       1,757,175
--------------------------------------------------------------------------------
  Refunding Series 2002 A RB
  4.00%, 11/15/03(b)                       AAA     Aaa     1,000       1,029,190
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Bellville (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995
  GO
  6.13%, 02/01/06(e)(f)                    NRR     Aaa    $  535    $    599,601
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  6.13%, 02/01/20                           --     Aaa       295         322,149
--------------------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Dymaxion & Monarch Park Apartments);
  Multifamily Housing Series 2000 RB
  6.10%, 08/01/30(b)(f)                    AAA     Aaa     1,000       1,044,070
--------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water
  District; Lease Purchase Series 2001 RB
  (Acquired 07/27/01; Cost $684,426)
  5.53%, 07/20/06(d)                        --     --        678         686,025
--------------------------------------------------------------------------------
Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp.); Series 1997 A RB
  5.38%, 01/01/22(b)                       AAA     Aaa     1,250       1,274,838
--------------------------------------------------------------------------------
Carroll (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO
  5.25%, 02/15/33                          AAA     Aaa     1,350       1,358,276
--------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series
  1996 GO
  5.75%, 08/15/06(e)(f)                     AA     Aa2     1,000       1,119,300
--------------------------------------------------------------------------------
Cisco (City of) Jr. College District;
  Refunding Consolidated Fund Series 2002
  RB
  5.25%, 07/01/26(b)                       AAA     Aaa     1,000       1,008,400
--------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District;
  Unlimited Tax Series 2001 GO
  5.13%, 02/01/31                          AAA     Aaa     2,000       1,983,700
--------------------------------------------------------------------------------
Comal (County of) Independent School
  District; Refunding Unlimited Tax
  Series 1999 GO
  5.75%, 08/01/28                           --     Aaa     1,000       1,065,050
--------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 02/01/28                           --     Aaa     1,000       1,010,220
--------------------------------------------------------------------------------
Dallas (City of) Area Rapid Transit; Sr.
  Lien Series 2001 RB
  5.00%, 12/01/31(b)                       AAA     Aaa     1,250       1,218,013
--------------------------------------------------------------------------------
DeSoto (City of) Independent School
  District; Refunding Unlimited Tax
  Series 1998 GO
  5.13%, 08/15/17                          AAA     --      1,000       1,000,210
--------------------------------------------------------------------------------
Georgetown (City of) Utility System;
  Series 1995 A RB
  6.20%, 08/15/05(e)(f)                    AAA     Aaa     1,500       1,672,005
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Grapevine (City of); Limited Tax Series
  2000 GO Ctfs.
  5.88%, 08/15/26(b)                       AAA     Aaa    $1,610    $  1,727,482
--------------------------------------------------------------------------------
Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/31                          AA+     Aa1     1,000         994,750
--------------------------------------------------------------------------------
Harris (County of) Flood Control
  District; Refunding Unlimited Tax
  Series 2002 GO
  3.00%, 10/01/03                          AA+     Aa1     1,500       1,523,415
--------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Health Care Project); Hospital Series
  2001 A RB
  6.38%, 06/01/29                           A-     A3        750         798,045
--------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital Project);
  Series 1991 RB
  6.70%, 02/15/03(e)(f)                    AAA     Aa3     1,000       1,028,040
--------------------------------------------------------------------------------
  Series 2001 A RB
  5.38%, 02/15/26                           AA     --      1,000       1,008,880
--------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Hospital Series 1999
  A RB
  5.25%, 10/01/29                           AA     Aa2     2,000       2,004,180
--------------------------------------------------------------------------------
Harris (County of) Houston Sports
  Authority; Refunding Jr. Lien Series
  2001 B RB
  5.25%, 11/15/40(b)                       AAA     Aaa     3,000       3,001,920
--------------------------------------------------------------------------------
Harris (County of) Mental Health and
  Mental Retardation Authority; Refunding
  Series 1992 RB
  6.25%, 09/15/10(b)                       AAA     Aaa     4,500       4,521,195
--------------------------------------------------------------------------------
Houston (City of) Airport System; Sub.
  Lien Series 2000 B RB
  5.50%, 07/01/30(b)                       AAA     Aaa     1,000       1,024,400
--------------------------------------------------------------------------------
Houston (City of) Water & Sewer System;
  Jr. Lien Series 1997 C RB
  5.38%, 12/01/27(b)                       AAA     Aaa     2,495       2,536,292
--------------------------------------------------------------------------------
Hurst-Euless-Bedford Independent School
  District;
  Prerefunded Unlimited Tax Series 1994
  GO
  6.50%, 08/15/04(e)(f)                    AAA     Aaa       640         700,838
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1994 GO
  6.50%, 08/15/24                          AAA     Aaa       360         390,308
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Katy (City of) Independent School
  District;
  Limited Tax Series 1999 GO
  6.13%, 02/15/32                          AAA     Aaa    $1,500    $  1,624,200
--------------------------------------------------------------------------------
  Unlimited Tax Series 2001 B GO
  5.00%, 02/15/32                          AAA     Aaa     3,000       2,909,910
--------------------------------------------------------------------------------
Keller (City of) Independent School
  District;
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 08/15/26                          AAA     Aaa     2,000       2,018,580
--------------------------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05(b)                       AAA     Aaa       885         978,863
--------------------------------------------------------------------------------
Laredo (City of) Community College
  District; Limited Tax Series 2002 GO
  5.25%, 08/01/32(b)                       AAA     Aaa     1,000       1,004,620
--------------------------------------------------------------------------------
Little Elm (City of) Independent School
  District;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 08/15/35                          AAA     --      2,500       2,697,225
--------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2000 GO
  6.13%, 08/15/35                          AAA     --      1,000       1,089,480
--------------------------------------------------------------------------------
Lockhart (City of) Tax and Utility
  Systems; Limited Tax Series 1996 GO
  Ctfs.
  5.85%, 08/01/11(b)                       AAA     Aaa       605         661,979
--------------------------------------------------------------------------------
  5.90%, 08/01/06(e)(f)                    AAA     Aaa     1,100       1,238,468
--------------------------------------------------------------------------------
Matagorda (County of) Navigation District
  No. 1 (Reliant Energy Project);
  Refunding Series 1999 B RB
  5.95%, 05/01/30(c)                       BBB    Baa2     2,000       1,788,860
--------------------------------------------------------------------------------
Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO
  5.30%, 02/15/25                          AAA     Aaa     1,765       1,787,910
--------------------------------------------------------------------------------
North Texas Higher Education Authority
  Inc.; Student Loan
  Series 1993 C RB
  6.10%, 04/01/08(c)                        --     Aa2     1,000       1,031,890
--------------------------------------------------------------------------------
  Student Loan Series 1993 D RB
  6.30%, 04/01/09(c)                        --     A2        500         515,525
--------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO
  5.50%, 08/15/24                          AAA     Aaa     1,000       1,035,900
--------------------------------------------------------------------------------
Pasadena (City of); Limited Tax Series
  2002 GO
  5.25%, 04/01/32(b)                       AAA     Aaa     2,000       2,015,080
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Pflugerville (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  5.50%, 08/15/23                          AAA     Aaa    $1,615    $  1,672,155
--------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000
  GO
  5.88%, 09/01/19                          AAA     Aaa       850         928,948
--------------------------------------------------------------------------------
Richardson (City of);
  Limited Tax Series 2000 A GO
  5.75%, 02/15/21(b)                       AAA     Aaa     2,000       2,138,360
--------------------------------------------------------------------------------
  Limited Tax Series 2001 GO
  5.00%, 02/15/19                          AA+     Aa1     1,720       1,743,822
--------------------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.50%, 12/01/12                          BBB+   Baa1       870         901,581
--------------------------------------------------------------------------------
  6.75%, 12/01/23                          BBB+   Baa1     1,000       1,026,710
--------------------------------------------------------------------------------
San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series
  2001 RB
  5.25%, 04/01/19(b)                       AAA     Aaa     1,000       1,035,800
--------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  5.50%, 08/15/24                          AAA     Aaa     3,500       3,625,650
--------------------------------------------------------------------------------
Schertz-Cibolo-Universal City Independent
  School District; Refunding Unlimited
  Tax Building Series 2001 GO
  5.13%, 08/01/25                          AAA     Aaa     1,535       1,536,627
--------------------------------------------------------------------------------
Spring Branch Independent School
  District; Limited Tax Series 2000 GO
  5.75%, 02/01/24                          AAA     Aaa     1,700       1,798,396
--------------------------------------------------------------------------------
Texas (State of); Refunding Unlimited Tax
  Water Development Series 2001 A GO
  5.25%, 08/01/35                           AA     Aa1     1,840       1,847,838
--------------------------------------------------------------------------------
Texas (State of) (Veteran's Land);
  Unlimited Tax Series 1994 GO
  6.40%, 12/01/24(c)                        AA     Aa1     2,000       2,171,980
--------------------------------------------------------------------------------
Texas (State of) (Water Financial
  Assistance); Unlimited Tax Series 2002
  GO
  5.00%, 08/01/23                           AA     Aa1     1,000         988,470
--------------------------------------------------------------------------------
  5.00%, 08/01/24                           AA     Aa1     1,000         985,560
--------------------------------------------------------------------------------
Texas (State of) Department of Housing &
  Community Affairs (Asmara Affordable
  Housing Inc. Project); Multifamily
  Housing Series 1996 A RB
  6.30%, 01/01/16                           A      --        310         317,809
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Texas (State of) Public Property Finance
  Corp. (Mental Health & Mental
  Retardation); Series 1996 RB
  6.20%, 09/01/16                          BBB+    --     $  735    $    737,536
--------------------------------------------------------------------------------
Town Center Improvement District; Sales &
  Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/23(b)                       AAA     Aaa     1,000       1,004,440
--------------------------------------------------------------------------------
  5.25%, 03/01/27(b)                       AAA     Aaa     2,800       2,819,096
--------------------------------------------------------------------------------
  5.50%, 03/01/13(b)                       AAA     Aaa     1,725       1,896,707
--------------------------------------------------------------------------------
Tyler (City of) Health Facilities
  Development Corp. (Mother Frances
  Hospital); Hospital Series 1997 A RB
  5.63%, 07/01/13                           --    Baa1     1,000       1,000,300
--------------------------------------------------------------------------------
United Independent School District;
  Unlimited Tax Series 2000 GO
  5.13%, 08/15/26                          AAA     Aaa     1,000       1,000,370
--------------------------------------------------------------------------------
University of Texas Financing System;
  Series 1999 B RB
  5.70%, 08/15/20                          AAA     Aaa     1,000       1,064,170
--------------------------------------------------------------------------------
Victoria (County of) (Citizens Medical
  Center); Hospital Series 1994 RB
  6.20%, 01/01/10(b)                       AAA     Aaa     1,000       1,071,820
--------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2002 GO
  5.25%, 08/15/26                           --     Aaa     2,000       2,018,580
--------------------------------------------------------------------------------
  5.38%, 08/15/27                           --     Aaa     1,000       1,018,230
--------------------------------------------------------------------------------
Weatherford (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1994
  GO
  6.40%, 02/15/05(e)(f)                    NRR     Aaa       900         994,077
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1994 GO
  6.40%, 02/15/12                           --     Aaa       100         109,007
--------------------------------------------------------------------------------
Ysleta (City of) Independent School
  District Public Facility Corp.;
  Refunding Lease Series 2001 RB
  5.38%, 11/15/24(b)                       AAA     Aaa     1,300       1,323,894
================================================================================
                                                                     107,198,484
================================================================================

UTAH-1.57%

Intermountain Power Agency;
  Power Supply Series 1995 B RB
  5.00%, 07/01/16(e)(f)                     A+     A1      2,000       2,004,940
--------------------------------------------------------------------------------
  Unrefunded Power Supply Series 1995 B
  RB
  5.00%, 07/01/16                           A+     A1      1,150       1,152,151
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
UTAH-(CONTINUED)

Salt Lake (County of) (Westminster
  College Project); Series 1997 RB
  5.75%, 10/01/27                          BBB     --     $1,000    $  1,013,860
--------------------------------------------------------------------------------
South Jordan (City of); Sales Tax Series
  2001 RB
  5.20%, 08/15/26(b)                       AAA     Aaa     1,500       1,548,045
--------------------------------------------------------------------------------
Utah (State of) Housing Finance
  Agency; Single Family Mortgage
  Sub-Series 1994 C RB
  6.05%, 07/01/06                           --     Aa3       125         132,505
--------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 1994
  E-1 RB
  6.30%, 07/01/06                          AA-     --         85          90,451
--------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 1994
  G-1 RB
  7.15%, 07/01/06                          AA-     A1         30          31,256
--------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 2000
  B-1 RB
  6.00%, 07/01/10(c)                       AA-     Aa3       855         890,448
--------------------------------------------------------------------------------
  Sr. Single Family Mortgage Series 1995
  G-2 RB
  6.45%, 07/01/27(c)                       AAA     Aaa       560         580,317
================================================================================
                                                                       7,443,973
================================================================================

VERMONT-0.23%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Fletcher
  Allen Health
  Care); Hospital Series 2000 A RB
  6.00%, 12/01/23(b)                       AAA     Aaa     1,000       1,092,510
================================================================================

VIRGIN ISLANDS-0.33%

Virgin Islands (Territory of) Public
  Finance Authority (Gross Receipts Taxes
  Loan Notes); Series 1999 A RB
  6.13%, 10/01/29(b)                        A       A        500         530,695
--------------------------------------------------------------------------------
Virgin Islands (Territory of) Public
  Financing Authority (Matching Fund Loan
  Notes); Refunding Series 1992 A RB
  7.25%, 10/01/02(e)(f)                    AAA     NRR     1,000       1,029,390
================================================================================
                                                                       1,560,085
================================================================================

VIRGINIA-0.64%

Fauquier (County of) Industrial
  Development Authority (Fauquier
  Hospital Foundation, Inc.); Hospital
  Series 2002 RB
  5.25%, 10/01/31                           AA     --      1,000         996,960
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
VIRGINIA-(CONTINUED)

Norton (City) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital Series
  2001 RB
  6.00%, 12/01/22(b)                        A      --     $1,000    $  1,036,510
--------------------------------------------------------------------------------
Virginia (State of) Resources Authority
  (Goochland County Tuckahoe Creek
  Service District Project); Water &
  Sewer System Series 2002 RB
  5.00%, 11/01/35                           AA     Aa2     1,000         987,150
================================================================================
                                                                       3,020,620
================================================================================

WASHINGTON-1.68%

Clark (County of) School District No.
  117; Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(e)(f)                    AAA     Aaa     1,000       1,117,310
--------------------------------------------------------------------------------
King (County of);
  Sewer Series 1999 RB
  5.50%, 01/01/22(b)                       AAA     Aaa     1,000       1,041,050
--------------------------------------------------------------------------------
  Unlimited Tax Series 1969 GO
  5.50%, 07/01/07(e)(f)                    AAA     Aaa       490         548,565
--------------------------------------------------------------------------------
Pend Oreille (County of) Public Utility
  District No. 1; Electric Series 1996 B
  RB
  6.30%, 01/01/17                          BBB+    A3      1,400       1,498,602
--------------------------------------------------------------------------------
Washington (State of) Health Care
  Facilities Authority (Providence Health
  System Project); Series 2001 RB
  5.25%, 10/01/21(b)                       AAA     Aaa     1,000       1,018,120
--------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 1);
  Refunding Series 1996 A RB
  5.75%, 07/01/12(b)                       AAA     Aaa     2,000       2,165,640
--------------------------------------------------------------------------------
West Richland (City of); Water & Sewer
  Series 1994 RB
  7.00%, 12/01/04(e)(f)                    AAA     Aaa       500         559,950
================================================================================
                                                                       7,949,237
================================================================================

WISCONSIN-1.12%

Muskego-Norway School District; Refunding
  Unlimited Tax Series 2002 GO
  5.00%, 04/01/21(b)                       AAA     Aaa     1,000       1,003,740
--------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sinai Samaritan
  Medical Center Inc.); Series 1996 RB
  5.75%, 08/15/16(b)                       AAA     Aaa     1,500       1,616,490
--------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sisters Sorrowful
  Mother); Series 1997 A RB
  5.90%, 08/15/24(b)                       AAA     Aaa     2,500       2,663,675
================================================================================
                                                                       5,283,905
================================================================================


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

WYOMING-0.50%

Laramie (County of) (Memorial Hospital
  Project); Hospital Series 1992 RB
  6.70%, 05/01/12(b)                       AAA     Aaa    $  250    $    257,750
--------------------------------------------------------------------------------
Natrona (County of) (Wyoming Medical
  Center Project); Hospital Series 1995
  RB
  6.00%, 09/15/11(b)                       AAA     Aaa     1,000       1,101,850
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
WYOMING-(CONTINUED)

Sweetwater (County of) (Idaho Power Co.
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26                          BBB+    A3     $1,000    $  1,023,970
================================================================================
                                                                       2,383,570
================================================================================
TOTAL INVESTMENTS-99.27% (Cost
  $446,261,602)                                                      469,424,787
================================================================================
OTHER ASSETS LESS LIABILITIES-0.73%                                    3,444,540
================================================================================
NET ASSETS-100.00%                                                  $472,869,327
________________________________________________________________________________
================================================================================

Investment Abbreviations:

COP   - Certificate of Participation
FHA   - Federal Housing Administration
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
Gtd.  - Guaranteed
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
PCR   - Pollution Control Revenue Bonds
RAC   - Revenue Anticipation Certificates
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
TAN   - Tax Allocation Notes
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of the Independent Auditors.
(b) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Security subject to the alternative minimum tax.
(d) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(e) Secured by an escrow fund of U.S. Government obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined weekly. Rates shown are rates in effect on 07/31/02.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 07/31/02 represented 0.22% of the Fund's net assets.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $446,261,602)                                $469,424,787
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,338,252
-----------------------------------------------------------
  Fund shares sold                                2,582,141
-----------------------------------------------------------
  Interest                                        6,706,460
-----------------------------------------------------------
Investment for deferred compensation plan           102,139
-----------------------------------------------------------
Other assets                                         34,216
===========================================================
    Total assets                                483,187,995
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           8,067,370
-----------------------------------------------------------
  Fund shares reacquired                          1,132,293
-----------------------------------------------------------
  Dividends                                         708,897
-----------------------------------------------------------
  Deferred compensation plan                        102,139
-----------------------------------------------------------
Accrued distribution fees                           232,801
-----------------------------------------------------------
Accrued trustees' fees                                  730
-----------------------------------------------------------
Accrued transfer agent fees                          12,815
-----------------------------------------------------------
Accrued operating expenses                           61,623
===========================================================
    Total liabilities                            10,318,668
===========================================================
Net assets applicable to shares outstanding    $472,869,327
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $339,544,853
___________________________________________________________
===========================================================
Class B                                        $104,149,851
___________________________________________________________
===========================================================
Class C                                        $ 29,174,623
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          42,123,332
___________________________________________________________
===========================================================
Class B                                          12,899,746
___________________________________________________________
===========================================================
Class C                                           3,620,231
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.06
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.06 divided by
      95.25%)                                  $       8.46
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.07
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.06
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $25,762,084
===========================================================

EXPENSES:

Advisory fees                                     2,040,421
-----------------------------------------------------------
Administrative services fees                        112,021
-----------------------------------------------------------
Custodian fees                                       18,431
-----------------------------------------------------------
Distribution fees -- Class A                        853,515
-----------------------------------------------------------
Distribution fees -- Class B                        947,150
-----------------------------------------------------------
Distribution fees -- Class C                        239,843
-----------------------------------------------------------
Transfer agent fees                                 229,495
-----------------------------------------------------------
Trustees' fees                                       10,348
-----------------------------------------------------------
Other                                               177,776
===========================================================
    Total expenses                                4,629,000
===========================================================
Less: Expenses paid indirectly                       (5,356)
===========================================================
    Net expenses                                  4,623,644
===========================================================
Net investment income                            21,138,440
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (210,205)
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (392,841)
===========================================================
Net gain (loss) from investment securities         (603,046)
===========================================================
Net increase in net assets resulting from
  operations                                    $20,535,394
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 21,138,440    $ 18,710,476
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (210,205)         84,203
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (392,841)     10,776,758
==========================================================================================
    Net increase in net assets resulting from operations        20,535,394      29,571,437
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (16,156,773)    (14,953,354)
------------------------------------------------------------------------------------------
  Class B                                                       (3,770,131)     (3,257,124)
------------------------------------------------------------------------------------------
  Class C                                                         (953,868)       (511,438)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       17,431,346      30,618,904
------------------------------------------------------------------------------------------
  Class B                                                       17,606,047      17,088,547
------------------------------------------------------------------------------------------
  Class C                                                       11,286,232       9,301,793
==========================================================================================
    Net increase in net assets                                  45,978,247      67,858,765
==========================================================================================

NET ASSETS:

  Beginning of year                                            426,891,080     359,032,315
==========================================================================================
  End of year                                                 $472,869,327    $426,891,080
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $460,855,163    $416,536,814
------------------------------------------------------------------------------------------
  Undistributed net investment income                              319,824         (18,974)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (11,468,845)    (10,631,732)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              23,163,185      21,004,972
==========================================================================================
                                                              $472,869,327    $426,891,080
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities with a demand feature exercisable within one to seven days are valued at par. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $13,103, undistributed net realized gains (losses) decreased by $626,908 and paid in capital increased by $613,805 as a result of differing book/tax treatment of capital loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $11,200,174 as of July 31, 2002 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------    ----------
   $   728,546    July 31, 2003
   ----------------------------
        92,144    July 31, 2004
   ----------------------------
     1,947,609    July 31, 2007
   ----------------------------
     8,431,875    July 31, 2008
   ============================
   $11,200,174
   ____________________________
   ============================


       Utilization of such capital losses may be limited to the extent required under IRS rules. As of July 31, 2002 the Fund has a post-October capital loss deferral of $176,112, which will be recognized in the following tax year.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Prior to August 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $68,027 addition in the cost of securities and a corresponding $68,027 decrease in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to increase net investment income by $20,700 and to decrease net unrealized gains and losses by $20,700. As a result, the net investment income per share and the net realized and unrealized gains and losses per share remained unchanged. The ratio of net investment income to average net assets remained unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $112,021 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $145,314 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $853,515, $947,150 and $239,843, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $67,279 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $56,839, $16,132 and $24,087 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,067 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,356 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $5,356.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income -- tax exempt             $20,880,772    $18,721,916
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                  $    347,045
-----------------------------------------------------------
Capital loss carryforward                       (11,200,174)
-----------------------------------------------------------
Unrealized appreciation                          22,867,293
===========================================================
                                               $ 12,014,164
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of capital losses incurred after October 31.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $181,855,428 and $154,317,109, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $25,452,716
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,293,361)
===========================================================
Net unrealized appreciation of investment
  securities                                    $23,159,355
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $446,265,432.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      25,443,792    $ 203,919,132     17,360,190    $ 138,325,073
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,648,537       45,438,128      5,218,248       41,564,270
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,492,497       27,986,065      2,036,726       16,215,773
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,118,428        8,950,726        995,116        7,907,174
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         281,101        2,253,388        250,418        1,993,001
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          86,031          687,981         40,422          321,603
==========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                       4,890,500       39,744,960             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (29,353,247)    (235,183,472)   (14,519,194)    (115,613,343)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,758,234)     (30,085,469)    (3,329,032)     (26,468,724)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,179,285)     (17,387,814)      (910,042)      (7,235,583)
==========================================================================================================================
                                                                5,670,120    $  46,323,625      7,142,852    $  57,009,244
__________________________________________________________________________________________________________________________
==========================================================================================================================

* As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Tax-Exempt Bond Fund of Connecticut pursuant to a plan of reorganization approved by AIM Tax-Exempt Bond Fund of Connecticut shareholders on June 13, 2001. The acquisition was accomplished by a tax-free exchange of 4,890,500 shares of the Fund for 3,624,409 shares of AIM Tax-Exempt Bond Fund of Connecticut outstanding as of the close of business on September 7, 2001. AIM Tax-Exempt Bond Fund of Connecticut net assets at that date of $39,744,960 including $2,619,081 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $446,100,096.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   -----------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                      YEAR ENDED JULY 31,         ENDED             YEAR ENDED DECEMBER 31,
                                                   -------------------------     JULY 31,       --------------------------------
                                                     2002             2001         2000           1999        1998        1997
                                                   --------         --------    ------------    --------    --------    --------
Net asset value, beginning of period               $   8.06         $   7.83      $   7.74      $   8.35    $   8.34    $   8.19
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.38(a)          0.40          0.24(b)       0.41        0.42        0.42
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    0.00             0.23          0.09         (0.61)       0.01        0.16
================================================================================================================================
    Total from investment operations                   0.38             0.63          0.33         (0.20)       0.43        0.58
================================================================================================================================
Less dividends from net investment income             (0.38)           (0.40)        (0.24)        (0.41)      (0.42)      (0.43)
================================================================================================================================
Net asset value, end of period                     $   8.06         $   8.06      $   7.83      $   7.74    $   8.35    $   8.34
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                        4.84%            8.28%         4.32%        (2.45)%      5.28%       7.27%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $339,545         $322,437      $283,416      $294,720    $327,705    $318,469
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                0.81%(d)         0.85%         0.85%(e)      0.84%       0.82%       0.90%
================================================================================================================================
Ratio of net investment income to average net
  assets                                               4.79%(a)(d)      5.06%         5.32%(e)      5.01%       5.00%       5.14%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                  35%              28%           18%           28%         19%         24%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $341,405,967.
(e)  Annualized.


                                                                                       CLASS B
                                                      -------------------------------------------------------------------------
                                                                                  SEVEN MONTHS
                                                        YEAR ENDED JULY 31,         ENDED            YEAR ENDED DECEMBER 31,
                                                      ------------------------    JULY 31,        -----------------------------
                                                        2002            2001        2000           1999       1998       1997
                                                      --------         -------    ------------    -------    -------    -------
Net asset value, beginning of period                  $   8.07         $  7.84      $  7.75       $  8.37    $  8.36    $  8.19
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.32(a)         0.34         0.21(b)       0.35       0.36       0.36
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.00            0.23         0.08         (0.62)      0.01       0.17
===============================================================================================================================
    Total from investment operations                      0.32            0.57         0.29         (0.27)      0.37       0.53
===============================================================================================================================
Less dividends from net investment income                (0.32)          (0.34)       (0.20)        (0.35)     (0.36)     (0.36)
===============================================================================================================================
Net asset value, end of period                        $   8.07         $  8.07      $  7.84       $  7.75    $  8.37    $  8.36
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                           4.05%           7.46%        3.84%        (3.28)%     4.48%      6.59%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $104,150         $86,565      $67,363       $72,256    $72,723    $47,185
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                   1.56%(d)        1.60%        1.61%(e)      1.59%      1.57%      1.66%
===============================================================================================================================
Ratio of net investment income to average net assets      4.04%(a)(d)     4.31%        4.56%(e)      4.26%      4.25%      4.38%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                     35%             28%          18%           28%        19%        24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $94,714,991.
(e)  Annualized.


                                                                                     CLASS C
                                                  -----------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                             SEVEN MONTHS       YEAR ENDED       (DATE SALES
                                                    YEAR ENDED JULY 31,        ENDED           DECEMBER 31,      COMMENCED) TO
                                                  -----------------------    JULY 31,        ----------------    DECEMBER 31,
                                                   2002            2001        2000           1999      1998        1997
                                                  -------         -------    ------------    ------    ------    --------------
Net asset value, beginning of period              $  8.05         $  7.83       $ 7.74       $ 8.35    $ 8.35        $ 8.30
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.32(a)         0.34         0.21(b)      0.35      0.36          0.15
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.01            0.22         0.08        (0.61)       --          0.04
===============================================================================================================================
    Total from investment operations                 0.33            0.56         0.29        (0.26)     0.36          0.19
===============================================================================================================================
Less dividends from net investment income           (0.32)          (0.34)       (0.20)       (0.35)    (0.36)        (0.14)
===============================================================================================================================
Net asset value, end of period                    $  8.06         $  8.05       $ 7.83       $ 7.74    $ 8.35        $ 8.35
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                      4.19%           7.34%        3.85%       (3.16)%    4.36%         2.36%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $29,175         $17,889       $8,252       $9,652    $9,565        $  825
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets              1.56%(d)        1.60%        1.61%(e)     1.59%     1.57%         1.67%(e)
===============================================================================================================================
Ratio of net investment income to average net
  assets                                             4.04%(a)(d)     4.31%        4.56%(e)     4.26%     4.25%         4.37%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                35%             28%          18%          28%       19%           24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $23,984,279.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Total Return Bond Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of Total Return Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Total Return Bond Fund as of July 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
BONDS & NOTES-29.26%

AEROSPACE & DEFENSE-0.16%

Raytheon Co., Notes, 6.75%, 08/15/07           $  40,000   $    42,350
======================================================================

AUTOMOBILE MANUFACTURERS-0.24%

General Motors Corp., Unsec. Putable Deb.,
  8.80%, 03/01/21                                 60,000        64,106
======================================================================

BANKS-4.92%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05    350,000       346,668
----------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $53,049)(a)                                     50,000        55,369
----------------------------------------------------------------------
European Investment Bank (Luxembourg), Medium
  Term Yankee Notes, 4.88%, 09/06/06             250,000       260,688
----------------------------------------------------------------------
  Yankee Notes, 4.63%, 03/01/07                  400,000       412,880
----------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        80,000        76,012
----------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05         100,000       101,207
----------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Putable Sub.
  Deb., 6.00%, 01/15/08                           50,000        50,890
----------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       25,000        26,375
======================================================================
                                                             1,330,089
======================================================================

BREWERS-0.25%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 65,000        66,517
======================================================================

BROADCASTING & CABLE TV-1.89%

Cox Communications, Inc., Sr. Unsec. RAPS
  Floating Rate Notes, 2.62%, 11/07/02(b)        325,000       325,816
----------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10            60,000        59,720
----------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 50,000        39,499
----------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 6.88%, 06/15/18           60,000        41,472
----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   50,000        44,697
======================================================================
                                                               511,204
======================================================================

COMPUTER HARDWARE-0.63%

International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                150,000       171,532
======================================================================

CONSUMER FINANCE-2.80%

CitiFinancial Credit Co., Putable Notes,
  6.63%, 06/01/15                                 50,000        53,201
----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                  100,000       110,385
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                       $  60,000   $    61,689
----------------------------------------------------------------------
  Unsec. Floating Rate Notes, 2.08%,
  03/17/03(b)                                    350,000       347,135
----------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/25/07                  150,000       149,191
----------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                   35,000        35,364
======================================================================
                                                               756,965
======================================================================

DIVERSIFIED FINANCIAL SERVICES-8.21%

Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        50,000        70,935
----------------------------------------------------------------------
Bombardier Capital Ltd. (Canada), Yankee
  Notes, 7.50%, 08/15/04 (Acquired 06/19/02;
  Cost $159,698)(a)                              150,000       158,193
----------------------------------------------------------------------
CIT Group Inc., Sr. Notes, 7.13%, 10/15/04        40,000        40,225
----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                200,000       209,122
----------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05              110,000       110,860
----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32             375,000       360,570
----------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 05/01/02-07/25/02; Cost
  $218,028)(a)                                   200,000       215,700
----------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          45,000        52,268
----------------------------------------------------------------------
  Series A, Medium Term Notes, 5.00%,
  06/15/07                                       200,000       204,836
----------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes, 5.25%, 05/16/05                         100,000       101,149
----------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.13%, 02/01/07           200,000       201,820
----------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        60,000        66,091
----------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $263,610)(a)          250,000       263,628
----------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $99,945)(a)                               100,000       102,184
----------------------------------------------------------------------
Lehman Brothers Holdings Inc., Notes, 6.63%,
  01/18/12                                        60,000        62,501
======================================================================
                                                             2,220,082
======================================================================

ELECTRIC UTILITIES-0.44%

Cleveland Electric Illuminating Co.
  (The)-Series D, Sec. Notes, 7.88%, 11/01/17     50,000        51,176
----------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                 50,000        67,685
======================================================================
                                                               118,861
======================================================================

ENVIRONMENTAL SERVICES-0.95%

Waste Management, Inc., Unsec. Putable Notes,
  7.10%, 08/01/03                                250,000       256,665
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

GAS UTILITIES-0.21%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                     $  80,000   $    57,900
======================================================================

INTEGRATED OIL & GAS-0.25%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 60,000        67,031
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.65%

Sprint Capital Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.13%, 11/15/08                          35,000        25,288
----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                         150,000       149,574
======================================================================
                                                               174,862
======================================================================

LIFE & HEALTH INSURANCE-1.22%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                       200,000       225,016
----------------------------------------------------------------------
American General Institute-Series A, Gtd.
  Bonds, 7.57%, 12/01/45 (Acquired 07/18/02;
  Cost $109,169)(a)                              100,000       105,962
======================================================================
                                                               330,978
======================================================================

MULTI-LINE INSURANCE-1.14%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $313,425)(a)                                   300,000       309,132
======================================================================

OIL & GAS-1.14%

Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 07/31/02;
  Cost $304,776)(a)                              300,000       308,073
======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.98%

Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 7.13%, 03/15/12                  250,000       265,233
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.76%

Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                50,000        55,537
----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        30,000        32,629
----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           30,000        32,232
----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                       100,000        84,916
======================================================================
                                                               205,314
======================================================================

PHARMACEUTICALS-0.84%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                       200,000       228,652
======================================================================

PROPERTY & CASUALTY INSURANCE-0.10%

American Re Corp.-Series B, Sr. Unsec. Notes,
  7.45%, 12/15/26                                 25,000        26,544
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

REAL ESTATE INVESTMENT TRUSTS-0.19%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18            $  30,000   $    32,003
----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              20,000        20,767
======================================================================
                                                                52,770
======================================================================

SOVEREIGN DEBT-1.29%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                         350,000       349,374
======================================================================
    Total Bonds & Notes (Cost $7,960,412)                    7,914,234
======================================================================

ASSET-BACKED SECURITIES-1.55%

AIRLINES-0.62%

American Airlines, Inc.-Class A-1, Series
  2001-1, Pass Through Ctfs., 6.98%, 05/23/21     64,623        63,486
----------------------------------------------------------------------
Continental Airlines, Inc.-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                 108,857       103,445
======================================================================
                                                               166,931
======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.93%

Citicorp Lease-Class A-1, Series 1999-1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-06/19/02; Cost $247,976)(a)           234,378       251,311
======================================================================
    Total Asset-Backed Securities (Cost
      $414,304)                                                418,242
======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-54.19%

FEDERAL HOME LOAN BANK-2.55%

Unsec. Bonds,
  4.88%, 04/16/04                                150,000       156,528
----------------------------------------------------------------------
  5.70%, 03/03/09                                500,000       533,055
======================================================================
                                                               689,583
======================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-19.15%

Pass Through Ctfs.,
  6.50%, 06/01/16 to 05/01/32                    199,122       206,775
----------------------------------------------------------------------
  6.00%, 04/01/17 to 05/01/32                    574,497       590,533
----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                    314,938       333,096
----------------------------------------------------------------------
  7.00%, 03/01/32 to 06/01/32                    524,399       546,052
----------------------------------------------------------------------
Pass Through Ctfs., TBA,(c)
  6.50%, 09/01/17 to 09/01/32(d)               1,475,000     1,519,180
----------------------------------------------------------------------
  7.00%, 09/01/17 to 09/01/32                    450,000       469,735
----------------------------------------------------------------------
  6.00%, 09/01/32(d)                             750,000       757,266
----------------------------------------------------------------------
  7.50%, 09/01/32                                225,000       237,164
----------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                500,000       520,395
======================================================================
                                                             5,180,196
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-21.05%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                  $ 356,475   $   376,403
----------------------------------------------------------------------
  7.00%, 12/01/15 to 07/01/32                    681,557       711,565
----------------------------------------------------------------------
  6.50%, 05/01/16 to 05/01/17                    166,588       173,702
----------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17                    445,805       458,907
----------------------------------------------------------------------
  8.00%, 08/01/21 to 08/01/31                    248,983       266,052
----------------------------------------------------------------------
Pass Through Ctfs., TBA,(c)
  6.00%, 09/01/32(d)                             675,000       680,695
----------------------------------------------------------------------
  6.50%, 09/01/32(d)                           1,337,000     1,374,603
----------------------------------------------------------------------
Unsec. Bonds,
  6.63%, 11/15/30                                 45,000        48,753
----------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06 to 04/15/07                    560,000       591,829
----------------------------------------------------------------------
  4.25%, 07/15/07                                500,000       505,990
----------------------------------------------------------------------
  6.00%, 05/15/11                                 90,000        96,482
----------------------------------------------------------------------
  6.20%, 06/13/17                                150,000       153,743
----------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                150,000       155,663
----------------------------------------------------------------------
  5.25%, 08/01/12                                100,000        98,858
======================================================================
                                                             5,693,245
======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.29%

Pass Through Ctfs.,
  8.50%, 02/15/25                                186,246       201,019
----------------------------------------------------------------------
  8.00%, 08/15/25                                 45,361        48,677
----------------------------------------------------------------------
  7.00%, 04/15/28 to 08/15/31                    478,409       500,542
----------------------------------------------------------------------
  7.50%, 12/15/30 to 05/15/32                    258,441       273,802
----------------------------------------------------------------------
  6.50%, 03/15/31 to 07/15/32                    619,256       639,594
----------------------------------------------------------------------
  6.00%, 12/15/31 to 01/15/32                    274,551       278,478
----------------------------------------------------------------------
Pass Through Ctfs., TBA,(c)
  6.50%, 09/01/32                                350,000       360,828
----------------------------------------------------------------------
  7.00%, 09/01/32                                125,000       130,547
----------------------------------------------------------------------
  7.50%, 09/01/32                                 75,000        79,641
======================================================================
                                                             2,513,128
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

TENNESSEE VALLEY AUTHORITY-2.15%

Unsec. Bonds,
  7.14%, 05/23/12                              $ 500,000   $   579,835
======================================================================
    Total U.S. Government Agency Securities
      (Cost $14,513,785)                                    14,655,987
======================================================================

U.S. TREASURY SECURITIES-33.83%

U.S. TREASURY BILLS-25.85%

  1.67%, 08/29/02(e)                           7,000,000     6,990,917
======================================================================

U.S. TREASURY NOTES-7.29%

  3.25%, 12/31/03                                210,000       214,068
----------------------------------------------------------------------
  6.75%, 05/15/05                              1,000,000     1,108,300
----------------------------------------------------------------------
  6.50%, 10/15/06 to 02/15/10                    260,000       294,995
----------------------------------------------------------------------
  6.13%, 08/15/07                                150,000       167,521
----------------------------------------------------------------------
  4.75%, 11/15/08                                180,000       188,633
======================================================================
                                                             1,973,517
======================================================================

U.S. TREASURY BONDS-0.69%

  8.88%, 08/15/17                                135,000       186,870
======================================================================
    Total U.S. Treasury Securities (Cost
      $9,108,744)                                            9,151,304
======================================================================

                                                SHARES
MONEY MARKET FUNDS-5.00%

STIC Liquid Assets Portfolio(f)                  676,791       676,791
----------------------------------------------------------------------
STIC Prime Portfolio(f)                          676,791       676,791
======================================================================
    Total Money Market Funds (Cost
      $1,353,582)                                            1,353,582
======================================================================
TOTAL INVESTMENTS--123.83% (Cost $33,350,827)               33,493,349
======================================================================
OTHER ASSETS LESS LIABILITIES-(23.83%)                      (6,445,657)
======================================================================
NET ASSETS-100.00%                                         $27,047,692
______________________________________________________________________
======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
RAPS    - Redeemable and Putable Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $1,769,552, which represented 6.54% of the Fund's net assets.
(b) Interest rates are redetermined quarterly. Rates shown are rates in effect on 07/31/02.
(c) Securities purchased on forward commitment basis.
(d) These securities are subject to dollar roll transactions. See Note 1 Section B.
(e) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $33,350,827)                                  $33,493,349
-----------------------------------------------------------
Receivables for:
  Investments sold                                  311,333
-----------------------------------------------------------
  Fund shares sold                                  374,940
-----------------------------------------------------------
  Dividends and interest                            261,456
-----------------------------------------------------------
Investment for deferred compensation plan             1,218
-----------------------------------------------------------
Other assets                                         27,452
===========================================================
  Total assets                                   34,469,748
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           7,185,330
-----------------------------------------------------------
  Fund shares reacquired                            186,829
-----------------------------------------------------------
  Dividends                                           6,906
-----------------------------------------------------------
  Deferred compensation plan                          1,218
-----------------------------------------------------------
Accrued distribution fees                            18,757
-----------------------------------------------------------
Accrued trustees' fees                                  837
-----------------------------------------------------------
Accrued transfer agent fees                           3,878
-----------------------------------------------------------
Accrued operating expenses                           18,301
===========================================================
  Total liabilities                               7,422,056
===========================================================
Net assets applicable to shares outstanding     $27,047,692
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 9,324,539
___________________________________________________________
===========================================================
Class B                                         $14,678,263
___________________________________________________________
===========================================================
Class C                                         $ 3,044,890
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                             914,968
___________________________________________________________
===========================================================
Class B                                           1,440,120
___________________________________________________________
===========================================================
Class C                                             298,760
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.19
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.19 divided
      by 95.25%)                                $     10.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     10.19
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     10.19
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO JULY 31, 2002

INVESTMENT INCOME:

Interest                                         $ 201,020
----------------------------------------------------------
Dividends from affiliated money market funds        16,310
==========================================================
    Total investment income                        217,330
__________________________________________________________
==========================================================

EXPENSES:

Advisory fees                                       26,520
----------------------------------------------------------
Administrative services fees                        29,178
----------------------------------------------------------
Custodian fees                                       4,849
----------------------------------------------------------
Distribution fees -- Class A                         7,055
----------------------------------------------------------
Distribution fees -- Class B                        23,688
----------------------------------------------------------
Distribution fees -- Class C                         9,195
----------------------------------------------------------
Registration and filing fees                        30,060
----------------------------------------------------------
Printing fees                                       15,305
----------------------------------------------------------
Professional fees                                   23,513
----------------------------------------------------------
Transfer agent fees                                 12,121
----------------------------------------------------------
Trustees' fees                                       5,355
----------------------------------------------------------
Other                                                4,996
==========================================================
    Total expenses                                 191,835
==========================================================
Less: Fees waived and expenses reimbursed         (114,038)
----------------------------------------------------------
    Expenses paid indirectly                          (100)
----------------------------------------------------------
    Net expenses                                    77,697
==========================================================
Net investment income                              139,633
==========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities        87,097
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                       142,522
----------------------------------------------------------
Net gain from investment securities                229,619
==========================================================
Net increase in net assets resulting from
  operations                                     $ 369,252
__________________________________________________________
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO JULY 31, 2002

                                                                   2002
                                                                -----------
OPERATIONS:

  Net investment income                                         $   139,633
---------------------------------------------------------------------------
  Net realized gain from investment securities                       87,097
---------------------------------------------------------------------------
  Net unrealized appreciation of investment securities              142,522
===========================================================================
    Net increase in net assets resulting from operations            369,252
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (77,172)
---------------------------------------------------------------------------
  Class B                                                           (73,438)
---------------------------------------------------------------------------
  Class C                                                           (27,624)
---------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         9,251,803
---------------------------------------------------------------------------
  Class B                                                        14,591,873
---------------------------------------------------------------------------
  Class C                                                         3,012,998
===========================================================================
    Net increase in net assets                                   27,047,692
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period                                                 $27,047,692
___________________________________________________________________________
===========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $26,827,563
---------------------------------------------------------------------------
  Undistributed net investment income                                (1,218)
---------------------------------------------------------------------------
  Undistributed net realized gain from investment securities         78,825
---------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  142,522
===========================================================================
                                                                $27,047,692
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. The Fund commenced operations on December 31, 2001.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

       Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002 shares of beneficial interest was decreased by $29,111, undistributed net investment income was increased by $37,383 and undistributed net realized gains decreased by $8,272 as a result of differing book/tax treatment of nondeductible stock issuances costs, reclassification of paydown gains/losses and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive and/or reimburse expenses (excluding Rule 12b-1 plan fees, interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A expenses to 1.25%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through July 31, 2002, AIM waived fees of $26,520 and reimbursed expenses of $85,502.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through July 31, 2002, AIM was paid $29,178 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through July 31, 2002, AFS retained $4,909 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors has agreed to waive 0.10% of the Rule 12b-1 plan fees on Class A shares. For the period December 31, 2001 (date operations commenced) through July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $5,039, $23,688 and $9,195, respectively, as compensation under the Plans. AIM Distributors waived fees of $2,016 for Class A shares.

  AIM Distributors retained commissions of $13,297 from sales of the Class A shares of the Fund during the period December 31, 2001 (date operations commenced) through July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period December 31, 2001 (date operations commenced) through July 31, 2002, AIM Distributors retained $0, $0 and $14 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through July 31, 2002, the Fund paid $1,390 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $51 and reductions in custodian fees of $49 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $100.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 was as follows:

                                                    2002
                                                  --------
Distributions paid from ordinary income           $178,234
__________________________________________________________
==========================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                     $ 78,825
----------------------------------------------------------
Undistributed appreciation                         141,304
==========================================================
                                                  $220,129
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to deferral of Trustees compensation.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through July 31, 2002 was $39,466,276 and $15,809,500, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $180,764
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (38,242)
==========================================================
Net unrealized appreciation of investment
  securities                                      $142,522
__________________________________________________________
==========================================================
Investments have the same costs for tax and financial
statement purposes.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through July 31, 2002 were as follows:

                                        DECEMBER 31, 2001
                                         (DATE OPERATIONS
                                          COMMENCED) TO
                                          JULY 31, 2002
                                     ------------------------
                                      SHARES        AMOUNT
                                     ---------    -----------
Sold:
  Class A                              992,436    $10,034,790
-------------------------------------------------------------
  Class B                            1,538,451     15,590,664
-------------------------------------------------------------
  Class C                              385,449      3,888,452
=============================================================
Issued as reinvestment of
  dividends:
  Class A                                7,294         73,755
-------------------------------------------------------------
  Class B                                6,117         61,932
-------------------------------------------------------------
  Class C                                2,532         25,581
=============================================================
Reacquired:
  Class A                              (84,762)      (856,742)
-------------------------------------------------------------
  Class B                             (104,448)    (1,060,723)
-------------------------------------------------------------
  Class C                              (89,221)      (901,035)
=============================================================
                                     2,653,848    $26,856,674
_____________________________________________________________
=============================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                      CLASS A
                                                                -----------------
                                                                DECEMBER 31, 2001
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                    JULY 31,
                                                                      2002
                                                                -----------------
Net asset value, beginning of period                                 $10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.18(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.23
=================================================================================
    Total from investment operations                                   0.41
=================================================================================
Less dividends from net investment income                             (0.22)
=================================================================================
Net asset value, end of period                                       $10.19
_________________________________________________________________________________
=================================================================================
Total return(b)                                                        4.09%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $9,325
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                  1.00%(c)
---------------------------------------------------------------------------------
  Without fee waivers and reimbursements                               3.21%(c)
=================================================================================
Ratio of net investment income to average net assets                   3.10%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                 215%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,454,144.

                                                                      CLASS B
                                                                -----------------
                                                                DECEMBER 31, 2001
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                    JULY 31,
                                                                      2002
                                                                -----------------
Net asset value, beginning of period                                 $ 10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.14(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.22
=================================================================================
    Total from investment operations                                    0.36
=================================================================================
Less dividends from net investment income                              (0.17)
=================================================================================
Net asset value, end of period                                       $ 10.19
_________________________________________________________________________________
=================================================================================
Total return(b)                                                         3.65%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $14,678
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                   1.75%(c)
---------------------------------------------------------------------------------
  Without fee waivers and reimbursements                                3.86%(c)
=================================================================================
Ratio of net investment income to average net assets                    2.35%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  215%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,059,180.


                                                                     CLASS C
                                                                -----------------
                                                                DECEMBER 31, 2001
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                    JULY 31,
                                                                      2002
                                                                -----------------
Net asset value, beginning of period                                 $10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.14(a)
=================================================================================
  Net gains on securities (both realized and unrealized)               0.22
=================================================================================
    Total from investment operations                                   0.36
=================================================================================
Less dividends from net investment income                             (0.17)
=================================================================================
Net asset value, end of period                                       $10.19
_________________________________________________________________________________
=================================================================================
Total return(b)                                                        3.65%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $3,045
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                  1.75%(c)
---------------------------------------------------------------------------------
  Without fee waivers and reimbursements                               3.86%(c)
=================================================================================
Ratio of net investment income to average net assets                   2.35%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                 215%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,575,642.

      AIM LIMITED MATURITY TREASURY FUND
      --------------------------------------------------------------------------

      Institutional Class
                                                     AIM--Registered Trademark--

      PROSPECTUS

      DECEMBER 2, 2002



                                    AIM Limited Maturity Treasury Fund
                                    seeks liquidity with minimum
                                    fluctuation of principal value, and,
                                    consistent with this objective, the
                                    highest total return achievable.



                                    This prospectus contains important
                                    information about the Institutional Class shares of the fund. Please read it before investing and keep it for future reference.


                                    As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                    An investment in the fund:

                                          - is not FDIC insured;

                                          - may lose value; and

                                          - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                        1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                   4

Suitability for Investors                     4

FINANCIAL HIGHLIGHTS                          5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                           A-1

Redeeming Shares                            A-2

Pricing of Shares                           A-2

Taxes                                       A-2

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta Con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


  The fund attempts to meet its objective by investing, normally, at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



  The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of these factors materially changes.



  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Institutional Class shares from year to year.

                                    (GRAPH)

                                          ANNUAL
Year Ended                                 TOTAL
December 31                               RETURNS
-----------                               -------
1992....................................   5.87%
1993....................................   4.68%
1994....................................   1.08%
1995....................................   9.67%
1996....................................   5.01%
1997....................................   6.22%
1998....................................   6.33%
1999....................................   2.88%
2000....................................   7.21%
2001....................................   7.75%


  The Institutional Class shares' year-to-date total return as of September 30, 2002 was 4.16%.



  During the periods shown in the bar chart, the highest quarterly return was 3.13% (quarter ended September 30, 2001) and the lowest quarterly return was - 0.15% (quarter ended March 31, 1994).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------
(for the periods ended                                                                     INCEPTION
December 31, 2001)                                           1 YEAR   5 YEARS   10 YEARS     DATE
----------------------------------------------------------------------------------------------------
Institutional Class                                                                        07/13/87
  Return Before Taxes                                         7.75%    6.06%      5.64%
  Return After Taxes on Distributions                         5.86     3.91       3.50
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   4.68     3.77       3.46
----------------------------------------------------------------------------------------------------
Lehman Bros. 1- to 2-Year Government Bond Index(1)            8.24     6.44       5.95
  (reflects no deduction for fees, expenses, or taxes)
----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(1) The Lehman Bros. 1- to 2-Year Government Bond Index is an unmanaged index composed of U.S. Agency and Treasury issues with maturities of one to two years.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


                   SHAREHOLDER FEES
------------------------------------------------------
(fees paid directly from
your investment)               INSTITUTIONAL CLASS
------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)            None
------------------------------------------------------


          ANNUAL FUND OPERATING EXPENSES(1)
------------------------------------------------------
(expenses that are deducted
from fund assets)              INSTITUTIONAL CLASS
------------------------------------------------------
Management Fees                        0.19%
Distribution and/or Service
(12b-1) Fees                           None
Other Expenses                         0.14
 Total Annual Fund Operating
 Expenses                              0.33
------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

You should also consider the effect of any account fees charged by the financial institution managing the account.

EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
Institutional Class      $34      $106      $185       $418
-------------------------------------------------------------

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2002, the advisor received compensation of 0.19% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are



- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. Prior to 1998, he was a full time student.


- Scott W. Johnson, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


More information on the fund's management team may be found on our website (http://www.aimfunds.com).



OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS



The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS



The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS



The fund generally distributes long-term and short-term capital gains, if any, annually.


SUITABILITY FOR INVESTORS


The Institutional Class of the fund is intended for use by institutional investors. Shares of the Institutional Class of the fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Class of the fund is available is $1 million.


  The Institutional Class may be particularly appropriate for institutions investing short-term cash reserves for the benefit of customer accounts. Prospective investors should determine if an investment in the fund is consistent with the objectives of its customer account and with applicable state and federal laws and regulations.


  The Institutional Class of the fund is designed to be a convenient and economical vehicle in which institutions can invest in a portfolio of direct U.S. Treasury obligations with remaining maturities of three (3) years or less. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.



  The price per share of the fund's shares will fluctuate inversely with changes in interest rates. However the price changes in the fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, but with less capital fluctuation than a long-term bond fund might provide. Unlike a money market fund, the fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                             YEAR ENDED JULY 31,
                                                              --------------------------------------------------
                                                               2002       2001       2000      1999       1998
                                                              ------     ------     ------    -------    -------
Net asset value, beginning of period                          $10.26     $ 9.96     $10.03    $ 10.07    $ 10.07
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.34(a)    0.54(b)    0.54       0.49       0.56
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.27       0.31      (0.07)     (0.04)        --
================================================================================================================
    Total from investment operations                            0.61       0.85       0.47       0.45       0.56
================================================================================================================
Less distributions from net investment income                  (0.34)     (0.55)     (0.54)     (0.49)     (0.56)
================================================================================================================
Net asset value, end of period                                $10.53     $10.26     $ 9.96    $ 10.03    $ 10.07
________________________________________________________________________________________________________________
================================================================================================================
Total return                                                    6.05%      8.80%      4.78%      4.55%      5.66%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,970     $1,812     $2,455    $17,131    $50,609
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                         0.34%(c)   0.33%(d)   0.29%      0.31%      0.32%
________________________________________________________________________________________________________________
================================================================================================================
Ratio of net investment income to average net assets            3.26%(a)(c)   5.38%   5.31%      4.84%      5.51%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                          149%       137%       122%       184%       133%
________________________________________________________________________________________________________________
================================================================================================================



(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b)  Calculated using average shares outstanding.


(c)  Ratios are based on average daily net assets of $2,165,576.


(d) Including expense reimbursement. Ratio of expenses to average net assets excluding expense reimbursement is 0.41%.

                      ------------------------------------
                      THE AIM FUNDS -- INSTITUTIONAL CLASS
                      ------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the Institutional Classes of the AIM Funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class of shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund Institutional Class accounts are as follows:

                                                                INITIAL     ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS   INVESTMENTS
---------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
      Contribution Plans                                      $        0    no minimum

Banks acting in a fiduciary or similar capacity, Collective
      and Common Trust Funds, Banks and Broker-Dealers
      acting for their own account or Foundations and
      Endowments                                               1 million    no minimum

Defined Contribution Plans (Corporate, Non-profit or
      Governmental)                                           10 million    no minimum
---------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES


You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.


PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
                                The financial consultant should
                                mail your completed account
                                application to the transfer agent,
                                A I M Fund Services, Inc.,
                                P.O. Box 4497,
                                Houston, TX 77210-4497.
                                The financial consultant should
                                call the transfer agent at (800)
                                659-1005 to receive a reference
                                number. Then, use the following
                                wire instructions: Beneficiary Bank
                                ABA/Routing #: 113000609
                                Beneficiary Account Number:
                                00100366732 Beneficiary Account
                                Name: A I M Fund Services, Inc.
                                RFB: Fund Name, Reference # OBI:
                                Your Name, Account #
By Telephone                    Open your account as described         Call the transfer agent at (800)
                                above.                                 659-1005 and wire payment for your
                                                                       purchase order in accordance with
                                                                       the wire instructions noted above.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the same AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.


                                      A- 1                            ICF--12/02

                      ------------------------------------
                      THE AIM FUNDS -- INSTITUTIONAL CLASS
                      ------------------------------------

REDEEMING SHARES


REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant   Contact your financial consultant.

                                 Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                 customary trading session of the New York Stock Exchange
                                 (NYSE) on days the NYSE is open for business in order to
                                 effect the redemption at the day's closing price.

By Telephone                     A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                 You must call the transfer agent before the close of the
                                 customary trading session of the NYSE on days the NYSE is
                                 open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.


 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.


PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at


ICF--12/02                            A- 2

                      ------------------------------------
                      THE AIM FUNDS -- INSTITUTIONAL CLASS
                      ------------------------------------

different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


                                      A- 3                            ICF--12/02

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 0843
                             Houston, TX 77001-0843

BY TELEPHONE:                (800) 659-1005

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports
                             via our website:
                             HTTP://WWW.AIMFUNDS.COM

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Limited Maturity Treasury Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   LTM-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM INVESTMENT SECURITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASS SHARES OF EACH PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                            A I M FUND SERVICES, INC.
                                  P.O. BOX 0843
                            HOUSTON, TEXAS 77001-0843
                                  OR BY CALLING
                                 (800) 659-1005

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 2, 2002, RELATES TO THE FOLLOWING PROSPECTUS:



                      FUND                                          DATED
                      ----                                          -----
AIM LIMITED MATURITY TREASURY FUND - INSTITUTIONAL CLASS       DECEMBER 2, 2002

                         AIM INVESTMENT SECURITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION



                                TABLE OF CONTENTS


                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.............................................................2
         Classification...........................................................................................2
         Investment Strategies and Risks..........................................................................3
                    Debt Investments..............................................................................6
                    Other Investments.............................................................................6
                    Investment Techniques.........................................................................8
         Fund Policies...........................................................................................10
         Temporary Defensive Positions...........................................................................12

MANAGEMENT OF THE TRUST..........................................................................................12
         Board of Trustees.......................................................................................12
         Management Information..................................................................................13
                    Trustee Ownership of Fund Shares.............................................................14
                    Factors Considered in Approving the Investment Advisory Agreement............................14
         Compensation............................................................................................14
                    Retirement Plan For Trustees.................................................................15
                    Deferred Compensation Agreements.............................................................15
         Codes of Ethics.........................................................................................15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................16

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................16
         Investment Advisor......................................................................................16
         Service Agreements......................................................................................17
         Other Service Providers.................................................................................18

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................18
         Brokerage Transactions..................................................................................18
         Commissions.............................................................................................19
         Brokerage Selection.....................................................................................19
         Directed Brokerage (Research Services)..................................................................20
         Regular Brokers or Dealers..............................................................................20
         Allocation of Portfolio Transactions....................................................................20

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................21
         Purchase and Redemption of Shares.......................................................................21
         Redemptions by the Fund.................................................................................21
         Calculation of Net Asset Value..........................................................................22
         Redemption In Kind......................................................................................22
         Backup Withholding......................................................................................23

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................24
         Dividends and Distributions.............................................................................24
         Tax Matters.............................................................................................24

                                                                                                               PAGE
DISTRIBUTION OF SECURITIES.......................................................................................29
         Distributor.............................................................................................29

CALCULATION OF PERFORMANCE DATA..................................................................................29


APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEES COMPENSATION TABLE.....................................................................................C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................D-1

MANAGEMENT FEES.................................................................................................E-1

ADMINISTRATIVE SERVICES FEES....................................................................................F-1

BROKERAGE COMMISSIONS...........................................................................................G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES
REGULAR BROKERS OR DEALERS......................................................................................H-1

PERFORMANCE DATA................................................................................................I-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Investment Securities Fund (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund was reorganized on October 15, 1993 as a series portfolio of the Trust. AIM Limited Maturity Treasury Fund succeeded to the assets and assumed the liabilities of a series portfolio with the same corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust, on October 15, 1993. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to AIM Limited Maturity Treasury Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof).


SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.


         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. AIM Limited Maturity Treasury Fund offers three separate classes of shares: Institutional Class shares, which are discussed herein, and Class A shares and Class A3 shares, which are discussed in a separate Statement of Additional Information. AIM Limited Maturity Treasury Fund discontinued public sales of Class A shares to new investors at the close of business on October 30, 2002. The Institutional Class shares of AIM Limited Maturity Treasury Fund are intended for use by certain eligible institutional investors. Shares of the Institutional Class of AIM Limited Maturity Treasury Fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations, defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization), and platform sponsors with which A I M Distributors, Inc. has entered into an agreement.



         Each class of shares represents an interest in the same portfolio of investments. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


         Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.


         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.


         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS") will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.



              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. The Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS


         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

--------------------------------------------------------------------------------
                         AIM INVESTMENT SECURITIES FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
                  FUND
--------------------------------------
SECURITY/
INVESTMENT                                AIM LIMITED MATURITY TREASURY FUND
TECHNIQUE
--------------------------------------------------------------------------------
                               EQUITY INVESTMENTS
--------------------------------------------------------------------------------
Common Stock
--------------------------------------------------------------------------------
Preferred Stock
--------------------------------------------------------------------------------
Convertible Securities
--------------------------------------------------------------------------------
Alternative Entity Securities
--------------------------------------------------------------------------------
                               FOREIGN INVESTMENTS
--------------------------------------------------------------------------------
Foreign Securities
--------------------------------------------------------------------------------
Foreign Government Obligations
--------------------------------------------------------------------------------
Foreign Exchange Transactions
--------------------------------------------------------------------------------
                                DEBT INVESTMENTS
--------------------------------------------------------------------------------
U.S. Government Obligations                             X
--------------------------------------------------------------------------------
Rule 2a-7 Requirements                                  X
--------------------------------------------------------------------------------
Mortgage-Backed and Asset-Backed
Securities
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations
--------------------------------------------------------------------------------
Bank Instruments
--------------------------------------------------------------------------------
Commercial Instruments
--------------------------------------------------------------------------------
Participation Interests
--------------------------------------------------------------------------------
Municipal Securities
--------------------------------------------------------------------------------
Municipal Lease Obligations
--------------------------------------------------------------------------------
Investment Grade Corporate  Debt
Obligations
--------------------------------------------------------------------------------
Junk Bonds
--------------------------------------------------------------------------------
                                OTHER INVESTMENTS
--------------------------------------------------------------------------------
REITs                                                   X
--------------------------------------------------------------------------------
Other Investment Companies                              X
--------------------------------------------------------------------------------
Defaulted Securities
--------------------------------------------------------------------------------
Municipal Forward Contracts
--------------------------------------------------------------------------------
Variable or Floating Rate Instruments
--------------------------------------------------------------------------------
Indexed Securities
--------------------------------------------------------------------------------
Zero-Coupon and Pay-in-Kind Securities
--------------------------------------------------------------------------------
Synthetic Municipal Instruments
--------------------------------------------------------------------------------
                              INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
Delayed Delivery Transactions                           X
--------------------------------------------------------------------------------
When-Issued Securities                                  X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AIM INVESTMENT SECURITIES FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
                  FUND
--------------------------------------
SECURITY/
INVESTMENT                                AIM LIMITED MATURITY TREASURY FUND
TECHNIQUE
--------------------------------------------------------------------------------
Short Sales
--------------------------------------------------------------------------------
Margin Transactions
--------------------------------------------------------------------------------
Swap Agreements
--------------------------------------------------------------------------------
Interfund Loans                                         X
--------------------------------------------------------------------------------
Borrowing                                               X
--------------------------------------------------------------------------------
Lending Portfolio Securities                            X
--------------------------------------------------------------------------------
Repurchase Agreements                                   X
--------------------------------------------------------------------------------
Reverse Repurchase Agreements                           X
--------------------------------------------------------------------------------
Dollar Rolls
--------------------------------------------------------------------------------
Illiquid Securities                                     X
--------------------------------------------------------------------------------
Rule 144A Securities
--------------------------------------------------------------------------------
Unseasoned Issuers
--------------------------------------------------------------------------------
Sale of Money Market Securities
--------------------------------------------------------------------------------
Standby Commitments
--------------------------------------------------------------------------------
                                   DERIVATIVES
--------------------------------------------------------------------------------
Equity-Linked Derivatives
--------------------------------------------------------------------------------
Put Options
--------------------------------------------------------------------------------
Call Options
--------------------------------------------------------------------------------
Straddles
--------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------
Futures Contracts and Options on Futures
Contracts
--------------------------------------------------------------------------------
Forward Currency Contracts
--------------------------------------------------------------------------------
Cover
--------------------------------------------------------------------------------

Debt Investments


         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.



         RULE 2a-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by the Funds' investment advisor (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.


         Descriptions of debt securities ratings are found in Appendix A.

Other Investments


         REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.



         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.



         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.


         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.


         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.



         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Fund to dealers or issuers to acquire or sell U.S. Treasury obligations at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase U.S. Treasury obligations on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.



         Investment in U.S. Treasury obligations on a delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Fund will segregate cash or short-term U.S. Treasury obligations of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by the Fund if, as a result, more than [25%] of the Fund's total assets would become so committed.


         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.


         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.



         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. [The Fund may purchase U.S. Treasury obligations on a when-issued basis.] The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.


         Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


         Investment in securities on a when-issued basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If the Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


Investment Techniques

         INTERFUND LOANS. The Fund may lend up to 15% of its net assets to other AIM Funds and the Fund may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. The Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.


         LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.


         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. The Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.


         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. The Fund may engage in repurchase agreement transactions involving U.S. Treasury obligations.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.


         The Fund has obtained an exemptive order from the SEC allowing it to invest its cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by the Fund under the 1940 Act.



         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; or (ii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate U.S. Treasury obligations having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.


         The Fund may invest up to 15% of its net assets in securities that are illiquid, [including repurchase agreements with remaining maturities in excess of seven (7) days.] Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

FUND POLICIES


         FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which the advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed without approval of the Fund's voting securities.


         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.



         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.


         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of the Fund's fundamental restriction regarding industry concentration, the United States Government shall not be considered an industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.


         ADDITIONAL NON-FUNDAMENTAL POLICIES. As a non-fundamental policy, AIM Limited Maturity Treasury Fund normally invests at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of the Fund are eligible for investment by a federal credit union. In order to ensure that shares of the Fund meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following additional non-fundamental policies:

                  (a) The Fund will enter into repurchase agreements only with:
         (i) banks insured by the Federal Deposit Insurance Corporation (FDIC);
         (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

                  (b) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

                  (c) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

                  (d) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

TEMPORARY DEFENSIVE POSITIONS


         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or cash equivalents. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.



                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Fund and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION


         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.



         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.



         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of independent accountants for the Fund and the evaluation of such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management. During the fiscal year ended July 31, 2002, the Audit Committee held five meetings.



         The members of the Investments Committee are Messrs. Bayley, Crockett, Daly, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended July 31, 2002, the Investments Committee held five meetings.



         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended July 31, 2002, the Valuation Committee held one meeting.



         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Daly, Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested trustees as long as the Fund relies on certain Rules under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees. During the fiscal year ended July 31, 2002, the Committee on Directors/Trustees held six meetings.


         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares



         The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.



Factors Considered in Approving the Investment Advisory Agreement



         The advisory agreement with AIM was re-approved for the Fund by the Trust's Board at a meeting held on May 14-15, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for the Fund, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of the Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between the Fund and AIM.



         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.



         After consideration of these factors, the Board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's advisory agreement was in the best interests of the Fund and its shareholders and continued the agreement for an additional year.



COMPENSATION


         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.


         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001 is found in Appendix C:

Retirement Plan For Trustees



         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or
(ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements


         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


CODES OF ETHICS


         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         Information about the ownership of each class of the Fund's shares by beneficial or record owners of the Fund and by trustees and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to "control" the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


         AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 175 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


         As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.


         AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.



         The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

            FUND NAME                        NET ASSETS             ANNUAL RATE
            ---------                        ----------             -----------
AIM Limited Maturity Treasury Fund      First $500 million              0.20%
                                        Amount over $500 million       0.175%



         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.



         AIM has voluntarily agreed, effective July 1, 2002 through June 30, 2003, to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's Investment of uninvested cash in an Affiliated Money Market Fund. See "Investment Strategies and Risks - Other Investments - Other Investment Companies."



         The management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund for the last three fiscal years ended July 31 are found in Appendix E.


         SECURITIES LENDING ARRANGEMENTS. If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by the Fund for the last three fiscal years ended July 31 are found in Appendix F.


OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Fund.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.


         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund.


         CUSTODIAN. The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is custodian of all securities and cash of the Fund.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Fund. The Board of Trustees selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Fund.


         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.



         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.



         Brokerage commissions paid by the Fund during the last three fiscal years ended July 31 are found in Appendix G.


COMMISSIONS


         During the last three fiscal years ended July 31, the Fund paid no brokerage commissions to brokers affiliated with the Fund, AIM, AIM Distributors, or any affiliates of such entities.


         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to

AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.


DIRECTED BROKERAGE (RESEARCH SERVICES)


         Directed brokerage (research services) paid by the Fund during the last fiscal year ended July 31 are found in Appendix H.


REGULAR BROKERS OR DEALERS


         Information concerning the Fund's acquisition of securities of its regular brokers or dealers during the last fiscal year ended July 31 is found in Appendix H.


ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to the Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to A I M Fund Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AFS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AFS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AFS for correction of transactions involving Fund shares. If AFS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AFS, an investor may change the bank account designated to receive redemption proceeds. AFS may request additional documentation.

         AFS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

REDEMPTIONS BY THE FUND

         If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the Fund has the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.

         If the Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Fund's prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

CALCULATION OF NET ASSET VALUE


         The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. [For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE.] The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.



         Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; [option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded.] Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.



         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. [Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.]



         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.


REDEMPTION IN KIND


         AIM intends to redeem all shares of the Fund in cash. It is possible that future conditions may make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


         Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding decreases in phases to 28% for distributions made in the year 2006 and thereafter.


         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of the Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.



         Dividends are declared to shareholders immediately prior to the determination of the net asset value of the Fund. For the Fund, dividends begin accruing on the first business day on which a purchase order for shares of the Fund is effective (settle date), and accrue through the day prior to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Friday (unless Friday is not a business day of the Fund).



         A dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income tax.


TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.



         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.


         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.


         FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders under current law) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.

         Distributions by the Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.


         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.



         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares, and any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period . Capital losses in any year are deductible under current law only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.



         If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit loss that may be taken into account.




         BACKUP WITHHOLDING. The Fund may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.


         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 30% made on or after January 1, 2002 on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter.


         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of the Institutional Class.

         The Trust (on behalf of the Institutional Class) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                         CALCULATION OF PERFORMANCE DATA


         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.


Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted
                             at the beginning of the 1, 5, or 10 year periods).
                n       =    number of years.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).



         The average annual total returns for the Fund, with respect to its Institutional Class for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix I.



         Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.


         The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Institutional Class does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.


Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000.

                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                n      =   number of years.

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.

                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.


         The cumulative total returns for the Fund, with respect to its Institutional Class, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix I.


Yield Quotation

         Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         The Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for the Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

               b   =    expenses accrued during period (net of reimbursements).


               c   =    the average daily number of shares outstanding during
                        the period that were certified to receive dividends.


               d   =    the maximum offering price per share on the last day
                        of the period.


         The yields for the Fund are found in Appendix I. In addition, the distribution rates for the Fund are found in Appendix I.


Performance Information


         All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.


         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Fund. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                      Society of CLU & ChFC            Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World


         The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.


         The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as Lehman Bros. 1- to 2-Year Government Bond Index.


         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; and/or (iii) certain institutional shareholders.


         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                             As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.



-----------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
 NAME, YEAR OF BIRTH AND        AND/OR                                                              OTHER
POSITION(s) HELD WITH THE      OFFICER                                                         DIRECTORSHIP(S)
        TRUST                   SINCE         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
-----------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) -- 1946     1988         Chairman, President and Chief Executive Officer,       None
Trustee, Chairman and                        A I M Management Group Inc. (financial services
President                                    holding company); Chairman and President, A I M
                                             Advisors, Inc. (registered investment advisor);
                                             Director and Senior Vice President, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor); Chairman, A I M Distributors, Inc.
                                             (registered broker dealer), A I M Fund Services,
                                             Inc., (registered transfer agent), and Fund
                                             Management Company (registered broker dealer);
                                             and Director and Vice Chairman, AMVESCAP PLC
                                             (parent of AIM and a global investment
                                             management firm)
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939         2001         Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
Trustee                                                                                             (registered
                                                                                                    investment company)
-----------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett -- 1944       1992         Chairman, Crockett Technology Associates               ACE Limited
Trustee                                      (technology consulting company)                        (insurance
                                                                                                    company); and
                                                                                                    Captaris, Inc.
                                                                                                    (unified messaging
                                                                                                    provider)
-----------------------------------------------------------------------------------------------------------------------
Albert R. Dowden --  1941       2000         Chairman, Cortland Trust, Inc. (registered             None
Trustee                                      investment company) and DHJ Media, Inc.;
                                             Director, Magellan Insurance Company; Member of
                                             Advisory Board of Rotary Power International
                                             (designer, manufacturer, and seller of rotary
                                             power engines); formerly, Director, President
                                             and CEO, Volvo Group North America, Inc.; and
                                             director of various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------

----------


(1) Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Fund.

-----------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
 NAME, YEAR OF BIRTH AND        AND/OR                                                              OTHER
POSITION(s) HELD WITH THE      OFFICER                                                         DIRECTORSHIP(S)
        TRUST                   SINCE         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935     1998         Formerly, Chairman, Mercantile Mortgage Corp.;         None
Trustee                                      Vice Chairman, President and  Chief Operating
                                             Officer, Mercantile-Safe Deposit & Trust Co.;
                                             and President, Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952          1997         Chief Executive Officer, Twenty First Century          Administaff
Trustee                                      Group, Inc. (government affairs company)
-----------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937         1990         Partner, law firm of Kramer Levin Naftalis and         Cortland Trust,
Trustee                                      Frankel LLP                                            Inc. (registered
                                                                                                    investment company)
-----------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950      1998         Formerly, Chief Executive Officer, YWCA of the USA     None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942        1988         Partner, law firm of Pennock & Cooper                  None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935         2001         Retired                                                None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939          1990         Executive Vice President, Development and              None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)
-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Gary T. Crum -- 1947            1991         Director and President, A I M Capital                  N/A
Senior Vice President                        Management, Inc.; Director and Executive Vice
                                             President, A I M Management Group Inc.; Director
                                             and Senior Vice President, A I M Advisors, Inc.;
                                             and Director, A I M Distributors, Inc. and
                                             AMVESCAP PLC
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
 NAME, YEAR OF BIRTH AND        AND/OR                                                              OTHER
POSITION(s) HELD WITH THE      OFFICER                                                         DIRECTORSHIP(S)
        TRUST                   SINCE         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Carol F. Relihan -- 1954        1988         Director, Senior Vice President, General Counsel       N/A
Senior Vice President and                    and Secretary, A I M Advisors, Inc. and A I M
Secretary                                    Management Group Inc.; Director, Vice President
                                             and General Counsel, Fund Management Company;
                                             and Vice President, A I M Fund Services, Inc.,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943         1992         Vice President and Chief Compliance Officer,           N/A
Vice President                               A I M Advisors, Inc. and A I M Capital Management,
                                             Inc.; and Vice President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960       1992         Senior Vice President, A I M Capital Management,       N/A
Vice President                               Inc.; Director and President, Fund Management
                                             Company; and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
Dana R. Sutton -- 1959          1988         Vice President and Fund Treasurer, A I M               N/A
Vice President and Treasurer                 Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2001




-------------------------------------------------------------------------------------------------------------------------------
     NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES             AGGREGATE DOLLAR RANGE OF
                                                PER FUND                           EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY TRUSTEE
                                                                             IN THE AIM FAMILY OF FUNDS--Registered Trademark--
-------------------------------------------------------------------------------------------------------------------------------
Robert H. Graham            High Yield                   $50,001 - $100,000             Over $100,000
                            Limited Maturity Treasury    Over $100,000
                            Money Market                 Over $100,000
                            Municipal Bond               $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
Frank S. Bayley                                   - 0 -                                 $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------
Bruce L. Crockett           High Yield                   $1 - $10,000                   $1 - $10,000
-------------------------------------------------------------------------------------------------------------
Owen Daly II(1)             Limited Maturity Treasury    Over $100,000                  Over $100,000(2)
-------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                  - 0 -                                 Over $100,000
-------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.         Money Market                 $50,001 - Over $100,000        $100,000(2)
-------------------------------------------------------------------------------------------------------------
Jack M. Fields                                    - 0 -                                 Over $100,000(2)
-------------------------------------------------------------------------------------------------------------
Carl Frischling             High Yield II                $50,001 - $100,000             Over $100,000(2)
-------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                - 0 -                                 Over $100,000(2)
-------------------------------------------------------------------------------------------------------------
Lewis F. Pennock            High Yield                   $1 - $10,000                   $10,001 - $50,000
                            Money Market                 $1 - $10,000
-------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                    -0-                                  $1 -$10,000
-------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                    - 0 -                                 Over $100,000(2)
-------------------------------------------------------------------------------------------------------------


----------

(1)      Mr. Daly retired as a trustee on December 31, 2001.

(2) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEES COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001:



============================================================================================
                                             RETIREMENT      ESTIMATED
                           AGGREGATE         BENEFITS          ANNUAL           TOTAL
                       COMPENSATION FROM      ACCRUED         BENEFITS        COMPENSATION
                             THE              BY ALL           UPON          FROM ALL AIM
    TRUSTEE                TRUST(1)         AIM FUNDS(2)    RETIREMENT(3)       FUNDS(4)
------------------     -----------------    ------------    -------------    --------------
Frank S. Bayley(6)           $7,711              -0-           $75,000          $112,000
--------------------------------------------------------------------------------------------
Bruce L. Crockett             8,943          $36,312            75,000           126,500
--------------------------------------------------------------------------------------------
Owen Daly II(7)               3,272           33,318            75,000           126,500
--------------------------------------------------------------------------------------------
Albert R. Dowden              8,943            3,193            75,000           126,500
--------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.           8,943            8,174            75,000           126,500
--------------------------------------------------------------------------------------------
Jack M. Fields                8,913           19,015            75,000           126,000
--------------------------------------------------------------------------------------------
Carl Frischling(8)            8,913           54,394            75,000           126,000
--------------------------------------------------------------------------------------------
Prema Mathai-Davis            8,943           21,056            75,000           126,500
--------------------------------------------------------------------------------------------
Lewis F. Pennock              9,205           37,044            75,000           126,500
--------------------------------------------------------------------------------------------
Ruth H. Quigley(6)            7,741              -0-            75,000           112,500
--------------------------------------------------------------------------------------------
Louis S. Sklar                9,205           53,911            75,000           123,000
============================================================================================



(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2002, including earnings, was $47,728.



(2) During the fiscal year ended July 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $8,680.



(3) Amounts shown assume each trustee serves until his or her normal retirement date.



(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.



(5) During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31,500.



(6) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.



(7)  Mr. Daly was a trustee until December 31, 2001, when he retired.



(8) During the fiscal year ended July 31, 2002, the Trust paid $40,617 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



         All information listed below is as of November 8, 2002.



AIM HIGH YIELD FUND



------------------------------------------------------------------------------------------
                                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                        --------------    --------------    --------------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD
-------------------                     --------------    --------------    --------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                    5.60%             9.07%             12.96%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
------------------------------------------------------------------------------------------
Smith Barney House Account
Attn: Cindy Tempesta                           --              7.74%              7.97%
333 West 34th Street, 7th Floor
New York, NY 10001-2483
------------------------------------------------------------------------------------------



AIM HIGH YIELD FUND II



------------------------------------------------------------------------------------------
                                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                        --------------    --------------    --------------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD
-------------------                     --------------    --------------    --------------
Charles Schwab & Co. Inc.
Reinvestment Account
101 Montgomery Street                        5.08%               --                 --
San Francisco, CA  94104
------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                     --             10.19%             11.48%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
------------------------------------------------------------------------------------------

AIM INCOME FUND



----------------------------------------------------------------------------------------------------------
                                            CLASS A          CLASS B            CLASS C          CLASS R
                                            SHARES            SHARES            SHARES            SHARES
                                          ----------        ----------        ----------        ----------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD            RECORD
-------------------                       ----------        ----------        ----------        ----------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                     --              6.00%              9.28%                --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
----------------------------------------------------------------------------------------------------------
A I M Advisors Inc.
Attn: David Hessel                             --                --                 --              99.82%*
11 Greenway Plaza, Ste 100
Houston, TX 77046
----------------------------------------------------------------------------------------------------------



*Owned of record and beneficially.



AIM INTERMEDIATE GOVERNMENT FUND



----------------------------------------------------------------------------------------------------------
                                            CLASS A          CLASS B            CLASS C          CLASS R
                                            SHARES            SHARES            SHARES            SHARES
                                          ----------        ----------        ----------        ----------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD            RECORD
-------------------                       ----------        ----------        ----------        ----------
ANTC Cust FBO
Dr. Isreal Englard DDS PSP
Dr. Isreal Englard TTEE FBO                    --                --                 --              13.71%
Isreal Englard
314 5th St. Ste. 3
Lakewood, NJ 08701
----------------------------------------------------------------------------------------------------------
ANTC Cust FBO
Dr. Isreal Englard DDS MPP                     --                --                 --              12.94%
314 5th St. Ste. 3
Lakewood, NJ 08701
----------------------------------------------------------------------------------------------------------
Delaney Clinic Professional Assoc.
  Inc. PSP
Dr. Lucio Margallo TTEE
FBO Lucio Margallo II                          --                --                 --              12.06%
1115 East 5th
Mitchell, SD 57301
----------------------------------------------------------------------------------------------------------
Kenneth W. Malik SOLO 401k
Kenneth W. Malik TTEE FBO
Kenneth W. Malik                               --                --                 --              10.99%
3536 Aeberle Rd.
E. New Market, MD  21631
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                            CLASS A          CLASS B            CLASS C          CLASS R
                                            SHARES            SHARES            SHARES            SHARES
                                          ----------        ----------        ----------        ----------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD            RECORD
-------------------                       ----------        ----------        ----------        ----------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                   10.00%            12.21%             16.97%                --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
----------------------------------------------------------------------------------------------------------
Roy F. Rodgers SOLO 401k
Roy F. Rodgers TTEE FBO
Roy F. Rodgers                                --                 --                 --               8.10%
692 Spann Rd.
Ward, SC  29166
----------------------------------------------------------------------------------------------------------



*    Owned of record and beneficially.



AIM LIMITED MATURITY TREASURY FUND



--------------------------------------------------------------------------------------------
                                           CLASS A         CLASS B       INSTITUTIONAL CLASS
                                            SHARES         SHARES              SHARES
                                          ----------      ----------     ------------------
                                          PERCENTAGE      PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF        OWNED OF           OWNED OF
PRINCIPAL HOLDER                            RECORD          RECORD             RECORD
-------------------                       ----------      ----------     ------------------
                                               --           16.23%                 --
ANTC Cust. Rollover IRA FBO
Susan E. Hopper
4349 N. Sunset Cliff Dr.
Tucson, AZ 85710
--------------------------------------------------------------------------------------------
ESOR Co.
Attn: Trust Operations - Lynn Knight           --              --               19.26%
P.O. Box 19006
Green Bay, WI 54307-9006
--------------------------------------------------------------------------------------------

First Clearing Corporation
Dennis Suhre                                   --            6.18%                 --
724 Greenleaf Dr.
Monroeville, PA 15146-1134
--------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                    8.07%             --                  --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
--------------------------------------------------------------------------------------------
MUIR Co.
c/o Frost National Bank Texas                  --              --               76.78%
P.O. Box 2479
San Antonio, TX 78298
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                           CLASS A         CLASS B       INSTITUTIONAL CLASS
                                            SHARES         SHARES              SHARES
                                          ----------      ----------     ------------------
                                          PERCENTAGE      PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF        OWNED OF           OWNED OF
PRINCIPAL HOLDER                            RECORD          RECORD             RECORD
-------------------                       ----------      ----------     ------------------
Raymond James Assoc. Inc.
FBO Samek-Smith Mar                            --            6.75%                 --
880 Carillon Pkwy
St. Petersburg, FL 33716
--------------------------------------------------------------------------------------------



AIM MONEY MARKET FUND



----------------------------------------------------------------------------------------------------------
                                         CASH RESERVE        CLASS B           CLASS C           CLASS R
                                            SHARES            SHARES            SHARES            SHARES*
                                         ------------       ----------        ----------        ----------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD            RECORD
-------------------                       ----------        ----------        ----------        ----------
A I M Advisors Inc.
Attn: David Hessel                             --                --                 --             100.00%*
11 Greenway Plaza, Ste 100
Houston, TX 77046
----------------------------------------------------------------------------------------------------------
Martin Oliner PC
Defined Benefit Pension Plan
DTD 04/01/1982 Martin                          --                --                 --              66.16%*
   Oliner TTEE
950 3rd Ave.
New York, NY  10022--2705
----------------------------------------------------------------------------------------------------------
Martin Oliner PC
Money Purchase Plan DTD
   04/01/82                                    --                --                 --               11.58%
Martin Oliner TTEE
950 3rd Ave.
New York, NY 10022-2705
----------------------------------------------------------------------------------------------------------
Sierra Conveyor Co. Inc. 401K PSP
Marjorie J. or Daniel Watson
   TTEES                                       --                --                 --               7.50%
FBO Daniel P. Watson DTD 07/01/94
P.O. Box 1382
Roseville, CA 95678
----------------------------------------------------------------------------------------------------------
Smith Barney House Acct.
Attn: Cindy Tempesta                           --              6.20%                --                 --
333 West 34th St., 7th Floor
New York, NY 10001-2483
----------------------------------------------------------------------------------------------------------



*    Owned of record and beneficially.

AIM MUNICIPAL BOND FUND



------------------------------------------------------------------------------------------
                                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                        --------------    --------------    --------------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD
-------------------                     --------------    --------------    --------------
Robert A. Merkel & Margaret M. Merkel
TTEES Robert A. Merkel
& Margaret M. Merkel
Trust Dtd. 05/27/94                             --                --             6.04%
5118 S. 288th Pl.
Auburn, WA  98001
------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                      --              9.09%           11.63%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
------------------------------------------------------------------------------------------
Smith Barney House Acct.
Attn: Cindy Tempesta                            --              7.18%            6.78%
333 West 34th St., 7th Floor
New York, NY 10001-2483
------------------------------------------------------------------------------------------



AIM SHORT TERM BOND FUND



------------------------------------------------------------------------------------------
                                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                        --------------    --------------    --------------
Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052                                 N/A               N/A              5.64%
Jersey City, NJ 07303-9998
------------------------------------------------------------------------------------------




AIM TOTAL RETURN BOND FUND



------------------------------------------------------------------------------------------
                                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                        --------------    --------------    --------------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD
-------------------                     --------------    --------------    --------------
A I M Advisors Inc.
Attn: David Hessel                             --               --              21.18%*
11 Greenway Plaza, Ste 1919
Houston, TX 77046
------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette
Securities  Corporation Inc.                11.54%              --                 --
P.O. Box 2052
Jersey City, NJ  07303-9998
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                        --------------    --------------    --------------
                                          PERCENTAGE        PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF          OWNED OF          OWNED OF
PRINCIPAL HOLDER                            RECORD            RECORD            RECORD
-------------------                     --------------    --------------    --------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                      --             6.03%              5.91%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246
------------------------------------------------------------------------------------------



*    Owned of record and beneficially.



MANAGEMENT OWNERSHIP



         As of November 8, 2002, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except that the trustees and officers as a group owned 2.39% of Class A shares of AIM High Yield Fund II, 1.22% of AIM Cash Reserve Shares and 4.18% of Class A shares of AIM Municipal Bond Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

For the last three fiscal years ended July 31, the management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund were as follows:




------------------------------------------------------------------------------------------------------
       FUND NAME                        2002                                     2001
       ---------       --------------------------------------   --------------------------------------
                                                       NET                                      NET
                       MANAGEMENT    MANAGEMENT    MANAGEMENT   MANAGEMENT    MANAGEMENT    MANAGEMENT
                       FEE PAYABLE   FEE WAIVERS    FEE PAID    FEE PAYABLE   FEE WAIVERS    FEE PAID
                       -----------   -----------   ----------   -----------   -----------   ----------
AIM Limited Maturity
   Treasury Fund       $1,200,432        N/A       $1,200,432     712,990         N/A         712,990
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------
       FUND NAME                        2000
       ---------       --------------------------------------
                                                       NET
                       MANAGEMENT    MANAGEMENT    MANAGEMENT
                       FEE PAYABLE   FEE WAIVERS    FEE PAID
                       -----------   -----------   ----------
AIM Limited Maturity
   Treasury Fund          70,741          NA        705,741
-------------------------------------------------------------

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES


         The Fund paid AIM the following amounts for administrative services for the last three fiscal years ended July 31:



--------------------------------------------------------
     FUND NAME              2002       2001       2000
     ---------              ----       ----       ----
AIM Limited Maturity
Treasury Fund            $122,783     81,565     80,566
--------------------------------------------------------

                                   APPENDIX G

                              BROKERAGE COMMISSIONS

         During the last three fiscal years ended July 31, 2002, the Fund did not pay brokerage commissions.

                                   APPENDIX H

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS



         During the last fiscal year ended July 31, 2002, the Fund did not pay directed brokerage commissions.



         During the last fiscal year ended July 31, 2002, the Fund did not purchase securities of its "regular" brokers or dealers.

                                   APPENDIX I

                                PERFORMANCE DATA




AVERAGE ANNUAL TOTAL RETURNS



The average annual total returns for the Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                                    PERIODS ENDED
                                                    JULY 31, 2002
                                            ---------------------------   INCEPTION
         INSTITUTIONAL:                     1 YEAR   5 YEARS   10 YEARS     DATE
         -------------                      ------   -------   --------   ---------
AIM Limited Maturity Treasury Fund .......   4.87%    5.97%      5.50%     7/13/87



CUMULATIVE TOTAL RETURNS



         The cumulative total returns for the Fund with respect to its Institutional Class shares for the one, five and ten year periods (or since inception, if less than ten years) ended July 31 are as follows:



                                                    PERIODS ENDED
                                                    JULY 31, 2002
                                            ---------------------------    INCEPTION
         INSTITUTIONAL:                     1 YEAR   5 YEARS   10 YEARS      DATE
         -------------                      ------   -------   --------    ---------
AIM Limited Maturity Treasury Fund .......   4.87%    33.61%    70.77%       7/13/87



YIELDS



         The 30-day yield for the named Fund is as follows:



                                                            30 DAYS ENDED
                                                            JULY 31, 2002
                                                         INSTITUTIONAL CLASS
                                                         -------------------
         AIM Limited Maturity Treasury Fund                     2.13%



DISTRIBUTION RATES



         The distribution rates for the named Fund are as follows:



                                                            30 DAYS ENDED
                                                             JULY 31, 2002
         30-DAY:                                         INSTITUTIONAL CLASS
                                                         -------------------
         AIM Limited Maturity Treasury Fund                      2.71%



                                                          12 MONTHS ENDED
                                                             JULY 31, 2002
         12-MONTH:                                       INSTITUTIONAL CLASS
                                                         -------------------
         AIM Limited Maturity Treasury Fund                      3.24%

                              FINANCIAL STATEMENTS



                                       FS

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of AIM Limited Maturity Treasury Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                            PAR         MARKET
                                         MATURITY          (000S)       VALUE
U.S. TREASURY NOTES--99.03%
3.63%                              08/31/03 to 03/31/04   $113,300   $115,952,634
---------------------------------------------------------------------------------
2.75%                              09/30/03 to 10/31/03    113,100    114,483,803
---------------------------------------------------------------------------------
3.00%                              11/30/03 to 02/29/04    170,800    173,487,794
---------------------------------------------------------------------------------
3.25%                              12/31/03 to 05/31/04    113,800    116,080,418
---------------------------------------------------------------------------------
3.38%                                          04/30/04     56,800     58,077,432
---------------------------------------------------------------------------------
2.88%                                          06/30/04     56,800     57,559,416
---------------------------------------------------------------------------------
2.25%                                          07/31/04     56,800     56,831,240
=================================================================================
Total U.S. Treasury Notes (Cost
  $681,956,936)                                                       692,472,737
_________________________________________________________________________________
=================================================================================
TOTAL INVESTMENTS--99.03%                                             692,472,737
_________________________________________________________________________________
=================================================================================
OTHER ASSETS LESS
  LIABILITIES--0.97%                                                    6,755,426
_________________________________________________________________________________
=================================================================================
NET ASSETS--100.00%                                                  $699,228,163
_________________________________________________________________________________
=================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $681,956,936)                                $692,472,737
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                6,964,556
-----------------------------------------------------------
  Interest                                        4,575,706
-----------------------------------------------------------
Investment for deferred compensation plan            51,395
-----------------------------------------------------------
Other assets                                         55,650
===========================================================
    Total assets                                704,120,044
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          4,411,765
-----------------------------------------------------------
  Amount due custodian                               27,710
-----------------------------------------------------------
  Dividends                                         231,849
-----------------------------------------------------------
  Deferred compensation plan                         51,395
-----------------------------------------------------------
Accrued distribution fees                           130,212
-----------------------------------------------------------
Accrued trustees' fees                                  784
-----------------------------------------------------------
Accrued transfer agent fees                           3,409
-----------------------------------------------------------
Accrued operating expenses                           34,757
===========================================================
    Total liabilities                             4,891,881
===========================================================
Net assets applicable to shares outstanding    $699,228,163
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $696,258,551
___________________________________________________________
===========================================================
Institutional Class                            $  2,969,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          66,096,475
___________________________________________________________
===========================================================
Institutional Class                                 281,956
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.53
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.53 divided by
      99.00%)                                  $      10.64
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.53
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $22,206,649
===========================================================

EXPENSES:

Advisory fees                                     1,200,432
-----------------------------------------------------------
Administrative services fees                        122,783
-----------------------------------------------------------
Custodian fees                                       29,855
-----------------------------------------------------------
Distribution fees -- Class A                        921,799
-----------------------------------------------------------
Transfer agent fees -- Class A                      513,161
-----------------------------------------------------------
Transfer agent fees -- Institutional Class            2,097
-----------------------------------------------------------
Trustees' fees                                       11,040
-----------------------------------------------------------
Other                                               168,902
===========================================================
    Total expenses                                2,970,069
===========================================================
Less: Expenses paid indirectly                       (7,145)
===========================================================
    Net expenses                                  2,962,924
===========================================================
Net investment income                            19,243,725
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities     12,398,048
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           4,356,374
===========================================================
Net gain from investment securities              16,754,422
===========================================================
Net increase in net assets resulting from
  operations                                    $35,998,147
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,243,725    $ 18,352,135
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  12,398,048       3,891,256
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   4,356,374       6,182,255
==========================================================================================
    Net increase in net assets resulting from operations        35,998,147      28,425,646
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (19,170,139)    (18,285,550)
------------------------------------------------------------------------------------------
  Institutional Class                                              (70,078)        (99,845)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      171,767,941     197,751,141
------------------------------------------------------------------------------------------
  Institutional Class                                            1,091,152        (693,669)
==========================================================================================
    Net increase in net assets                                 189,617,023     207,097,723
==========================================================================================

NET ASSETS:

  Beginning of year                                            509,611,140     302,513,417
==========================================================================================
  End of year                                                 $699,228,163    $509,611,140
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $681,588,473    $508,729,380
------------------------------------------------------------------------------------------
  Undistributed net investment income                                   --          (3,506)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   7,123,889      (5,023,381)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              10,515,801       5,908,647
==========================================================================================
                                                              $699,228,163    $509,611,140
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of eight separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased and undistributed net realized gains was decreased by $250,778 as a result of differing book/tax treatments of bond premium amortization. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $250,780 reduction in the cost of securities and a corresponding $250,780 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,026,779, to increase net unrealized gains and losses by $627,423 and to increase net realized gains and losses by $399,356. As a result the net investment income per share was decreased by $0.01, and the ratio of net investment income to average net assets was decreased by 0.17%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $122,783 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $258,614 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2002, the Fund paid AIM Distributors $921,799 as compensation under the Plan.

  AIM Distributors retained commissions of $262,205 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors received $82,921 and $0 in contingent deferred sales charges imposed on redemptions of Class A and Institutional Class shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,300 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,145 under an expense offset arrangement which resulted in a reduction of the Fund's net expenses of $7,145.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $19,240,217    $18,385,395
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $ 7,487,787
-----------------------------------------------------------
Unrealized appreciation                          10,151,903
===========================================================
                                                $17,639,690
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and timing differences.


NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $1,091,795,482 and $906,163,340, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 was as follows:

Aggregate unrealized appreciation of investment securities    $10,219,199
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           --
=========================================================================
Net unrealized appreciation of investment securities          $10,219,199
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $682,253,538.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      75,803,443    $ 786,911,782     53,134,054    $ 540,139,806
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             184,259        1,912,257         40,446          411,876
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,557,231       16,184,908      1,557,471       15,770,377
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 238            2,477            184            1,869
==========================================================================================================================
Reacquired:
  Class A                                                     (60,767,295)    (631,328,749)   (35,304,325)    (358,159,042)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (79,249)        (823,582)      (110,347)      (1,107,414)
==========================================================================================================================
                                                               16,698,627    $ 172,859,093     19,317,483    $ 197,057,472
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002              2001        2000        1999        1998
                                                              --------          --------    --------    --------    --------
Net asset value, beginning of period                          $  10.26          $   9.96    $  10.03    $  10.07    $  10.07
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33(a)           0.52(b)     0.51        0.47        0.53
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27              0.31       (0.07)      (0.04)         --
============================================================================================================================
    Total from investment operations                              0.60              0.83        0.44        0.43        0.53
============================================================================================================================
Less distributions from net investment income                    (0.33)            (0.53)      (0.51)      (0.47)      (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.53          $  10.26    $   9.96    $  10.03    $  10.07
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   5.89%             8.53%       4.50%       4.32%       5.42%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $696,259          $507,799    $300,058    $390,018    $345,355
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.48%(d)          0.56%       0.54%       0.54%       0.54%
============================================================================================================================
Ratio of net investment income to average net assets              3.12%(a)(d)       5.15%       5.07%       4.61%       5.29%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            149%              137%        122%        184%        133%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $614,532,639.


                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                               2002             2001          2000      1999       1998
                                                              ------          -----------    ------    -------    -------
Net asset value, beginning of period                          $10.26            $ 9.96       $10.03    $ 10.07    $ 10.07
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.34(a)           0.54(b)      0.54       0.49       0.56
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.27              0.31        (0.07)     (0.04)        --
=========================================================================================================================
    Total from investment operations                            0.61              0.85         0.47       0.45       0.56
=========================================================================================================================
Less distributions from net investment income                  (0.34)            (0.55)       (0.54)     (0.49)     (0.56)
=========================================================================================================================
Net asset value, end of period                                $10.53            $10.26       $ 9.96    $ 10.03    $ 10.07
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return                                                    6.05%             8.80%        4.78%      4.55%      5.66%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,970            $1,812       $2,455    $17,131    $50,609
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                         0.34%(c)          0.33%(d)     0.29%      0.31%      0.32%
=========================================================================================================================
Ratio of net investment income to average net assets            3.26%(a)(c)       5.38%        5.31%      4.84%      5.51%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                          149%              137%         122%       184%       133%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Ratios are based on average daily net assets of $2,165,576.
(d) Including expense reimbursement. Ratio of expenses to average net assets excluding reimbursement is 0.41%.

                                     PART C
                                OTHER INFORMATION


Item 23.            Exhibits

a  (1)        -     (a) Amended and Restated Agreement and Declaration of Trust
                    of Registrant, dated May 15, 2002.(14)

              - (b) Amendment No. 1 dated June 11, 2002 to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(15)


              - (c) Amendment No. 2 dated August 8, 2002 to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002. (16)


b             -     Amended and Restated Bylaws of Registrant, adopted effective
                    May 15, 2002.(14)


c             -     Articles II, VI, VII, VIII and IX of the Amended and
                    Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws define rights of holders of shares.


d  (1)        -     (a) Master Investment Advisory Agreement, dated June 1,
                    2000, between Registrant and A I M Advisors, Inc.(10)

              - (b) Amendment No. 1, dated December 28, 2001, to Master Investment Advisory Agreement dated June 1, 2000.(13)


              - (c) Form of Amendment No. 2 dated August, 2002, to the Master Investment - Advisory Agreement, dated June 1, 2002.
                    (15)



e  (1)        -     (a) Third Amended and Restated Master Distribution
                    Agreement, dated November 28, 2000, between the Registrant
                    (on behalf of its Class A Shares, Class C Shares, AIM Cash
                    Reserve Shares and Institutional Class Shares) and A I M
                    Distributors, Inc.(11)


              - (b) Amendment No. 1, dated December 28, 2001, to Third Amended and Restated Master Distribution Agreement, dated November 28, 2000, (on behalf of its Class A Shares, Class C Shares, AIM Cash Reserve Shares and Institutional Class Shares).(13)

              - (c) Amendment No. 2, dated June 3, 2002, to the Third Amended and Restated Master Distribution Agreement, dated November 28, 2000, (on behalf of its Class A Shares, Class C Shares, Class R Shares, AIM Cash Reserve Shares and Institutional Class Shares.(15)


              - (d) Amendment No. 3, dated August 29, 2002, to the Third Amended and Restated Master Distribution Agreement, dated November 28, 2000, (on behalf of its Class A Shares, Class C Shares, Class R Shares, AIM Cash Reserve Shares and Institutional Class Shares.(17)



              - (e) Amendment No. 4, dated October 31, 2002, to the Third Amended and Restated Master Distribution Agreement, dated November 28, 2000, (on behalf of its Class A Shares, Class A3 Shares, Class C Shares, Class R Shares, AIM Cash Reserve Shares and Institutional Class Shares. (17)

   (2)        -     (a) First Amended and Restated Master Distribution
                    Agreement, dated December 31, 2000, between the Registrant
                    (on behalf of its Class B Shares) and A I M Distributors,
                    Inc.(11)


              - (b) Amendment No. 1, dated December 28, 2001, to First Amended and Restated Master Distribution Agreement, dated December 31, 2000 (on behalf of its Class B Shares).(13)

   (3)        -     Form of Selected Dealer Agreement between A I M
                    Distributors, Inc. and selected dealers.(11)

   (4)        -     Form of Bank Selling Group Agreement between A I M
                    Distributors, Inc. and banks.(6)


f  (1)        -     AIM Funds Retirement Plan for Eligible Directors/Trustees,
                    as restated October 1, 2001.(12)


   (2)        -     Form of AIM Funds Director Deferred Compensation Agreement,
                    as amended September 28, 2001.(12)

g  (1)        -     Letter Agreement, dated June 1, 2000, between Registrant (on behalf of its AIM Municipal Bond Fund) and The Bank of New
                    York.(10)

   (2)        -     Letter Agreement, dated August 30, 2000, between Registrant
                    (on behalf of its AIM Money Market Fund) and The Bank of New
                    York.(10)

   (3)        -     (a) Master Custodian Contract, dated May 1, 2000, between
                    Registrant (on behalf of AIM High Yield Fund, AIM High Yield
                    Fund II, AIM Income Fund, and AIM Intermediate Government
                    Fund) and State Street Bank and Trust Company.(10)

              - (b) Amendment to Custodian Contract, dated May 1, 2000, between Registrant (on behalf of its AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, and AIM Intermediate Government Fund) and State Street Bank and Trust Company.(10)

              - (c) Amendment to the Custodian Contract, dated June 29, 2001, between Registrant (on behalf of its AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, and AIM Intermediate Government Fund) and State Street Bank and Trust Company.(12)

              - (d) Amendment dated April 2, 2002, to the Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

   (4)        -     Subcustodian Agreement with Texas Commerce Bank, dated
                    September 9, 1994, among Texas Commerce Bank National
                    Association, State Street Bank and Trust Company, A I M Fund
                    Services, Inc. and Registrant.(3)


   (5)        -     (a) Amendment No. 1, dated October 2, 1998, to the
                    Subcustodian Agreement with Texas Commerce Bank, dated
                    September 9, 1994, among Texas Commerce Bank National
                    Association, State Street Bank and Trust Company, A I M Fund
                    Services, Inc. and Registrant.(8)



              - (b) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement with Texas Commerce Bank National Association, dated September 9, 1994, among J P Morgan Chase Bank (formerly known as The Chase Manhattan Bank, successor-in-interest by merger to Chase Bank of Texas, N.A. State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant.(17 )


   (6)        -     Foreign Assets Delegation Agreement, dated June 29, 2001,
                    between A I M Advisors, Inc. and Registrant.(12)
h  (1)        -     (a) Assignment and Acceptance of Assignment of Transfer
                    Agency Agreement among Registrant (on behalf of its Limited
                    Maturity Treasury Portfolio - Institutional Shares),
                    Short-Term Investments Co. and State Street Bank and Trust
                    Company.(1)



              - (b) Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(5)

              - (c) Amendment No. 1, dated January 1, 1999, to the Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(7)

              - (d) Amendment No. 2, dated July 1, 1999, to the Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(7)

              - (e) Amendment No. 3, dated July 1, 2000, to the Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(10)

              - (f) Amendment No. 4, dated January 1, 2002, to the Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(14)

              - (g) Amendment No. 5, dated March 4, 2002, to the Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(14)


              - (h) Amendment No. 6, dated October 31, 2002, to the Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc.(17)


   (2)        -     (a) Remote Access and Related Services Agreement, dated
                    December 23, 1994, between Registrant and First Data
                    Investor Services Group, Inc. (formerly The Shareholder
                    Services Group, Inc.).(2)

              - (b) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(2)

              - (c) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(2)

              - (d) Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(4)

              - (e) Exhibit 1, effective August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(5)

              - (f) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(6)

              - (g) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(6)


              - (h) Amendment No. 6 dated, August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(10)


              - (i) Amendment No. 7, dated February 29, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and PFPC (formerly known as First Data Investor Services Group, Inc.).(10)

              - (j) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and PFPC (formerly known as First Data Investor Services Group, Inc.).(10)

              - (k) Amendment No. 9, dated June 26, 2000, Restated and Amended Amendment No. 6 to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and PFPC.(10)

              - (l) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and PFPC.(10)

              - (m) Letter amendment, dated August 22, 2000, to Amendment No. 9, dated June 26,2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(11)

   (3)        -     (a) Master Administrative Services Agreement, dated June 1,
                    2000, between Registrant and A I M Advisors, Inc.(10)

              - (b) Amendment No. 1, dated May 9, 2001, to Master Administrative Services Agreement, dated June 1, 2000.(11)

              - (c) Amendment No. 2, dated December 28, 2001, to Master Administrative Services Agreement, dated June 1, 2000.(13)


              - (d) Form of Amendment No. 3, dated August, 2002, to Master Administrative Services Agreement dated June 1, 2000.(15)


   (4)        -     Preferred Registration Technology Escrow Agreement, dated
                    September 10, 1997, between Registrant and First Data
                    Investor Services Group, Inc.(5)

   (5)        -     Memorandum of Agreement dated November 29, 1999, regarding fee waivers, between Registrant and A I M Advisors, Inc.(8)

   (6)        -     Memorandum of Agreement dated June 1, 2000, regarding
                    securities lending, between Registrant, with respect to all Funds, and A I M Advisors, Inc.(10)


   (7)        -     Memorandum of Agreement dated August 29, 2002, regarding fee waivers, between Registrant and A I M Advisors, Inc. (on behalf of AIM Short Term Bond Fund).(17)



   (8)        -     Memorandum of Agreement dated August 29, 2002, between
                    Registrant and A I M Distributors, Inc. on behalf of AIM
                    Short Term Bond Fund.(17)

   (9)        -     Interfund Loan Agreement, dated September 18, 2001, between
                    Registrant and A I M Advisors, Inc.(11)


i             -     Opinion and Consent of Ballard Spahr Andrews & Ingersoll,
                    LLP.(17)



j  (1)        -     Consent of Ernst & Young LLP.(17)



   (2)        -     Consent of Dechert, Price & Rhoads.(17)


k             -     Omitted Financial Statements - None.

l  (1)        -     (a) Initial Capitalization Agreement for Registrant's AIM
                    High Yield Fund II.(6)

              - (b) Initial Capitalization Agreement for Registrant's AIM Total Return Bond Fund.(13)


              - (c) Initial Capitalization Agreement for Registrant's AIM Short Term Bond Fund.(17)



m  (1)        -     (a) Fifth Amended and Restated Master Distribution Plan,
                    dated June 3, 2002 for Registrant's Class A Shares, Class C
                    Shares, Class R Shares and Cash Reserve Shares.(15)



              - (b) Amendment No. 1, dated August 29, 2002, to the Fifth Amended and Restated Master Distribution Plan, dated June 3, 2002 for Registrant's Class A Shares, Class C Shares, Class R Shares and Cash Reserve Shares.(17)



              - (c) Sixth Amended and Restated Master Distribution Plan, dated October 31, 2002 for Registrant's Class A Shares, Class A3 Shares, Class C Shares, Class R Shares and AIM Cash Reserve Shares.(17)


   (2)        -     (a) First Amended and Restated Master Distribution Plan for
                    Registrant's Class B Shares.(11)

              - (b) Amendment No. 1, dated December 28, 2001, to the First Amended and Restated Master Distribution Plan, dated December 31, 2000, for Registrant's Class B Shares.(13)

   (3)        -     Form of Shareholder Service Agreement to be used in
                    connection with Registrant's Master Distribution Plans.(11)

   (4)        -     Form of Bank Shareholder Service Agreement to be used in
                    connection with Registrant's Master Distribution Plans.(11)


   (5)        -     Form of Agency Pricing Agreement (for the Retail Classes) to
                    be used in connection with Registrant's Master Distribution
                    Plans.(16)


   (6)        -     Forms of Service Agreements for Bank Trust Departments and
                    for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plans.(11)

   (7)        -     Form of Variable Group Annuity Contractholder Service
                    Agreement to be used in connection with Registrant's Master
                    Distribution Plans.(11)

   (8)        -     Form of Shareholder Service Agreement for Shares of the AIM
                    Mutual Funds to be used in connection with Registrant's
                    Master Distribution Plans.(10)
n  (1)        -     (a) Fourth Amended and Restated Multiple Class Plan,
                    effective as of October 1, 2001.(12)

              - (b) Multiple Class Plan of the AIM Family of Funds --Registered Trademark--, effective December 12, 2001.(14)

              - (c) First Amended and Restated Multiple Class Plan of the AIM Family of Funds--Registered Trademark--, as amended and restated March 4, 2002.(14)


              - (d) Second Amended and Restated Multiple Class Plan of The AIM Family of Funds--Registered Trademark--, as amended and restated March 4, 2002, and further amended and restated October 31, 2002.(17)


o             -     Reserved.

p  (1)        -     The A I M Management Group Inc. Code of Ethics, as revised
                    February 24, 2000.(9)

   (2)        -     AIM Funds Code of Ethics of Registrant, effective as
                    September 23, 2000.(10)

---------------------

       (1) Incorporated herein by reference to Post-Effective Amendment No. 6, filed electronically on November 30, 1994.

       (2) Incorporated herein by reference to Post-Effective Amendment No. 6, filed electronically on November 17, 1995.

       (3) Incorporated herein by reference to Post-Effective Amendment No. 7, filed electronically on November 21, 1996.

       (4) Incorporated herein by reference to Post-Effective Amendment No. 8, filed electronically on November 21, 1997.

       (5) Incorporated herein by reference to Post-Effective Amendment No. 9, filed electronically on July 10, 1998.

       (6) Incorporated herein by reference to Post-Effective Amendment No. 10, filed electronically on November 18, 1998.

       (7) Incorporated herein by reference to Post-Effective Amendment No. 11, filed electronically on October 14, 1999.

       (8) Incorporated herein by reference to Post-Effective Amendment No. 12, filed electronically on March 10, 2000.

       (9) Incorporated herein by reference to Post-Effective Amendment No. 13, filed electronically on May 25, 2000.

      (10) Incorporated herein by reference to Post-Effective Amendment No. 14, filed electronically on November 15, 2000.

      (11) Incorporated herein by reference to Post-Effective Amendment No. 15, filed electronically on October 12, 2001.

      (12) Incorporated herein by reference to Post-Effective Amendment No. 16, filed electronically on November 8, 2001.

      (13) Incorporated herein by reference to Post-Effective Amendment No. 17, filed electronically on December 21, 2001.

      (14) Incorporated herein by reference to Post-Effective Amendment No. 18, filed electronically on May 22, 2002.


      (15) Incorporated herein by reference to Post Effective Amendment No. 19, filed electronically on June 13, 2002.



      (16) Incorporated herein by reference to Post Effective Amendment No. 20, filed electronically on August 28, 2002.



      (17)  Filed herewith electronically.



Item 24.          Persons Controlled by or Under Common Control With the Fund

            None.

Item 25.          Indemnification


            The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things
            (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

              A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

              Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 26.            Business and Other Connections of Investment Advisor

              The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management
              - The Advisor" in the Prospectus which comprises Part A of the Registration Statement and to the caption "Investment Advisory and Other Services" of the State of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.




Item 27.           Principal Underwriters

       (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

                AIM Advisor Funds                AIM Investment Funds
                AIM Equity Funds                 AIM Series Trust
                AIM Floating Rate Fund           AIM Special Opportunities Funds
                AIM Funds Group                  AIM Summit Fund
                AIM Growth Series                AIM Tax-Exempt Funds
                AIM International Funds, Inc.    AIM Variable Insurance Funds

       (b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.

Name and Principal                  Positions and Offices with        Positions and Offices
Business Address*                          Underwriter                   with Registrant
----------------                           -----------                   ---------------

Robert H. Graham                  Chairman & Director             Chairman, President & Trustee

Michael J. Cemo                   President, Chief Executive      None
                                  Officer & Director

Gary T. Crum                      Director                        Senior Vice President


Gene L. Needles                   Executive Vice President        None



James L. Salners                  Executive Vice President        None



John S. Cooper                    Senior Vice President           None



Marilyn M. Miller                 Senior Vice President           None


Mark D. Santero                   Senior Vice President           None


Leslie A. Schmidt                 Senior Vice President           None


James E. Stueve                   Senior Vice President           None

Michael C. Vessels                Senior Vice President           None


Glenda A. Dayton                  First Vice President            None



Gary K. Wendler                   First Vice President            None


Mary A. Corcoran                  Vice President                  None

Sidney M. Dilgren                 Vice President                  None

Tony D. Green                     Vice President                  None

Dawn M. Hawley                    Vice President & Treasurer      None

Ofelia M. Mayo                    Vice President, General         Assistant Secretary
                                  Counsel & Assistant Secretary

Kim T. McAuliffe                  Vice President                  None




Carol F. Relihan                  Vice President                  Senior Vice President & Secretary

Linda L. Warriner                 Vice President                  None


Rebecca Starling-Klatt            Chief Compliance Officer &      None
                                  Assistant Vice President


Kathleen J. Pflueger              Secretary                       Assistant Secretary

---------------


  *      11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

       (c)    Not applicable.

Item 28.           Location of Accounts and Records

              A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodians, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, with respect to AIM Limited Maturity Treasury Fund, AIM Money Market Fund and AIM Municipal Bond Fund, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, with respect to AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29.           Management Services


              None.


Item 30.           Undertakings

              Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 20th day of November, 2002.

                                     REGISTRANT: AIM INVESTMENT SECURITIES FUNDS

                                             By: /s/ ROBERT H. GRAHAM
                                                 -------------------------------
                                                 Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      SIGNATURES                         TITLE                     DATE
      ----------                         -----                     ----

 /s/ ROBERT H. GRAHAM         Chairman, Trustee & President    November 20, 2002
---------------------------   (Principal Executive Officer)
    (Robert H. Graham)

   /s/ FRANK S. BAYLEY                  Trustee                November 20, 2002
---------------------------
      (Frank S. Bayley)

  /s/ BRUCE L. CROCKETT                 Trustee                November 20, 2002
---------------------------
     (Bruce L. Crockett)

  /s/ ALBERT R. DOWDEN                  Trustee                November 20, 2002
---------------------------
     (Albert R. Dowden)

 /s/ EDWARD K. DUNN, JR.                Trustee                November 20, 2002
---------------------------
    (Edward K. Dunn, Jr.)

   /s/ JACK M. FIELDS                   Trustee                November 20, 2002
---------------------------
      (Jack M. Fields)

   /s/ CARL FRISCHLING                  Trustee                November 20, 2002
---------------------------
      (Carl Frischling)

 /s/ PREMA MATHAI-DAVIS                 Trustee                November 20, 2002
---------------------------
    (Prema Mathai-Davis)

  /s/ LEWIS F. PENNOCK                  Trustee                November 20, 2002
---------------------------
     (Lewis F. Pennock)

  /s/ RUTH H. QUIGLEY                   Trustee                November 20, 2002
---------------------------
     (Ruth H. Quigley)

  /s/ LOUIS S. SKLAR                    Trustee                November 20, 2002
---------------------------
     (Louis S. Sklar)

  /s/ DANA R. SUTTON          Vice President & Treasurer       November 20, 2002
---------------------------    (Principal Financial and
     (Dana R. Sutton)             Accounting Officer)

                                      INDEX

Exhibit
Number               Description
------               -----------
e  (1)(d)            Amendment No. 3, dated August 29, 2002, to the Third Amended and Restated
                     Master Distribution Agreement, dated November 28, 2000, (on behalf of its
                     Class A Shares, Class C Shares, Class R Shares, AIM Cash Reserve Shares
                     and Institutional Class Shares.

e  (1)(e)            Amendment No. 4, dated October 31, 2002, to the Third Amended and Restated
                     Master Distribution Agreement, dated November 28, 2000, (on behalf of its
                     Class A Shares, Class C Shares, Class R Shares, AIM Cash Reserve Shares
                     and Institutional Class Shares.

g  (5)(b)            Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement with
                     Texas Commerce Bank National Association, dated September 9, 1994, among J
                     P Morgan Chase Bank (formerly known as The Chase Manhattan Bank, successor-in-interest by merger to Chase Bank of Texas, N.A. State Street
                     Bank and Trust Company, A I M Fund Services, Inc. and Registrant.

h  (1)(h)            Amendment No. 6, dated October 31, 2002, to the Amended and Restated
                     Transfer Agency and Service Agreement, dated December 29, 1997, between
                     Registrant and A I M Fund Services, Inc.

h  (7)               Memorandum of Agreement dated August 29, 2002, regarding fee waivers, between Registrant and A I M Advisors, Inc. (on behalf of AIM Short Term
                     Bond Fund).

h  (8)               Memorandum of Agreement dated August 29, 2002, between Registrant and A I
                     M Distributors, Inc. on behalf of AIM Short Term Bond Fund.

i                    Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP.

j  (1)               Consent of Ernst & Young LLP.

j  (2)               Consent of Dechert, Price & Rhoads.

l  (1)(c)            Initial Capitalization Agreement for Registrant's AIM Short Term Bond Fund.

m  (1)(b)            Amendment No. 1, dated August 29, 2002, to the Fifth Amended and Restated
                     Master Distribution Plan, dated June 3, 2002 for Registrant's Class A
                     Shares, Class C Shares, Class R Shares and Cash Reserve Shares.

m  (1)(c)            Sixth Amended and Restated Master Distribution Plan, dated October 31,
                     2002 for Registrant's Class A Shares, Class A3 Shares, Class C Shares,
                     Class R Shares and AIM Cash Reserve Shares.

n  (1)(d)            Second Amended and Restated Multiple Class Plan of The AIM Family of
                     Funds--Registered Trademark--, as amended and restated March 4, 2002, and further amended and restated October 31, 2002.
